CIGNA
                                    CONTRACTS




                             OLSTEN HEALTH SERVICES
                        NATIONAL PRICING AREA DESIGNATION

          AREA I                                   AREA II                                             AREA III
---------------------------- ---------------------------------------------------- --------------------------------------------------
                                                                      EXCEPTIONS                                          EXCEPTIONS
DISTRICT OF COLUMBIA         ARIZONA                                              ALABAMA
                             CALIFORNIA                    SAN DIEGO, CA  AREA I  ARKANSAS
                                                         LOS ANGELES, CA  AREA I  IDAHO
                                                           ORANGE COUNTY  AREA I  ILLINOIS                      CHICAGO, IL  AREA II
                                                       SAN FRANCISCO, CA  AREA I  INDIANA                  INDIANAPOLIS, IN  AREA II
                                                          VENTURA COUNTY  AREA I  IOWA
                                                       SANTA BARBARA, CA  AREA I  KENTUCKY
                                                            RICHMOND, CA  AREA I  LOUISIANA                 NEW ORLEANS, LA  AREA II
                                                             SAN JOSE, CA AREA I  MAINE
                                                         SAN LEANDRO, CA  AREA I  MICHIGAN                   SOUTHFIELD, MI  AREA II
                                                           SAN MATEO, CA  AREA I                              ANN ARBOR, MI  AREA II
                                                          SANTA ROSA, CA  AREA I                                DETROIT, MI  AREA II
                                                       LAKE ELSINORE, CA  AREA I  MINNESOTA                    ST. PAUL, MN  AREA II
                                                      SAN BERNARDINO, CA  AREA I  MISSISSIPPI
                                                     SAN LUIS OBISPO, CA  AREA I  MISSOURI                  KANSAS CITY, MO  AREA II
                             COLORADO                                                                         ST. LOUIS, MO  AREA II
                             CONNECTICUT                    STAMFORD, CT  AREA I  MONTANA
                                                             DANBURY, CT  AREA I  NEBRASKA
                                                        WETHERSFIELD, CT  AREA I  NEW HAMPSHIRE
                                                           STRATFORD, CT  AREA I  NORTH CAROLINA              CHARLOTTE, NC  AREA II
                                                              HAMDEN, CT  AREA I  NORTH DAKOTA
                             DELAWARE                                             OHIO
                             FLORIDA                                              SOUTH CAROLINA
                             GEORGIA                                              SOUTH DAKOTA
                             KANSAS                                               TENNESSEE
                             MARYLAND                      BALTIMORE, MD  AREA I  VIRGINIA                    ALEXANDRIA, VA  AREA I
                                                              TOWSON, MD  AREA I                                 RETRON, VA  AREA II
                             MASSACHUSETTS             SPRINGFIELD, MA  AREA III                          FAIRFAX COUNTY, VA  AREA I
                                                        GREENFIELD, MA  AREA III                               RICHMOND, VA  AREA II
                                                        PITTSFIELD, MA  AREA III                         VIRGINIA BEACH, VA  AREA II
                             NEVADA                                                                             NORFOLK, VA  AREA II
                             NEW JERSEY                     NORTHERN, NJ  AREA I                                SUFFOLK, VA  AREA II
                                                         JERSEY CITY, NJ  AREA I                                HAMPTON, VA  AREA II
                                                               UNION, NJ  AREA I  WEST VIRGINIA
                             NEW MEXICO                                           WYOMING
                             NEW YORK                        LONG ISLAND  AREA I
                                                           FIVE BOROUGHS  AREA I
                                                      WESTCHESTER COUNTY  AREA I
                                                                ROCKLAND  AREA I
                             OKLAHOMA
                             OREGON
                             PENNSYLVANIA
                             RHODE ISLAND
                             TEXAS
                             UTAH
                             VERMONT
                             WASHINGTON
                             WISCONSIN




                             OLSTEN HEALTH SERVICES
                        NETWORK PRICING AREA DESIGNATION

          AREA I                                   AREA II                                             AREA III
---------------------------- ---------------------------------------------------- --------------------------------------------------
                                                                      EXCEPTIONS                                          EXCEPTIONS
California                   Arizona                                              Alabama
                             Colorado                                             Arkansas
District of Columbia         Connecticut                                          Idaho
                             Delaware                                             Illinois                      CHICAGO, IL  AREA II
                             Florida                                              Indiana                  INDIANAPOLIS, IN  AREA II
                             Georgia                                              Iowa
                             Kansas                                               Kentucky
                             Maryland                         TOWSON, MD  Area I  Louisiana
                             Massachusetes              GREENFIELD, MA  Area III  Maine
                                                        PITTSFIELD, MA  Area III  Michigan
                                                       SPRINGFIELD, MA  Area III  Minnesota                    ST. PAUL, MN  Area II
                             Nevada                                               Mississippi
                             New Jersey                    EATONTOWN, NJ  Area I  Missouri                  KANSAS CITY, MO  Area II
                                                         JERSEY CITY, NJ  Area I  Montana
                                                          TOMS RIVER, NJ  Area I  Nebraska
                                                               UNION, NJ  Area I  New Hampshire
                             New Mexico                                           North Carolina              CHARLOTTE, NC  Area II
                             New York                      LONG ISLAND &  Area I  North Dakota
                                                           FIVE BOROUGHS  Area I  Ohio
                                                      WESTCHESTER COUNTY  Area I  Oklahoma
                             Oregon                                               South Carolina
                             Pennsylvania                                         South Dakota
                             Rhode Island                                         Tennessee
                             Texas                                                Virginia                    ALEXANDRIA, VA  Area I
                             Utah                                                                                RESTON, VA  Area II
                             Vermont                                              West Virginia
                             Washington                                           Wyoming
                             Wisconsin




                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
I.       DEFINITIONS..........................................................................................4

II.      PARTIES' OBLIGATIONS.................................................................................8
         A.       Services....................................................................................8
         B.       Reporting/Data Access......................................................................13
         C.       Compensation, and Billing..................................................................15
         D.       Records....................................................................................17
         E.       Participant Grievance......................................................................18
         F.       Insurance and Liability....................................................................18
         G.       Indemnification............................................................................19
         H.       Inspections................................................................................20
         I.       Performance Guarantees.....................................................................20
         J.       Representations............................................................................20
         K.       Best Rate Guarantee........................................................................20
         L.       State Specific Provider Agreement Requirements.............................................21

III.     MISCELLANEOUS OBLIGATIONS...........................................................................21
         A.       Independent Contractor Relationship........................................................21
         B.       Term of Agreement..........................................................................21
         C.       Termination................................................................................22
         D.       Rights and Obligations Upon Termination....................................................23
         E.       Assignment and Delegation of Duties........................................................24
         F.       Use of Name................................................................................24
         G.       Interpretation.............................................................................24
         H.       Amendment..................................................................................24
         I.       Program Attachments and Exhibits...........................................................25
         J.       Entire Contract............................................................................25
         K.       Notice.....................................................................................25
         L.       Enforceability and Waiver..................................................................25
         M.       Regulatory Approval........................................................................26
         N.       Dispute Resolution.........................................................................26
         O.       Third Party Beneficiaries..................................................................26




PROGRAM ATTACHMENTS

     A.       HMO PROGRAM ATTACHMENT
              Exhibit A.1 Capitation Rates
              Exhibit A.2 Tocolytic Rates
              Exhibit A.3 FFS Reimbursement Schedule - Home Medical Equipment Exhibit A.4 Home Medical Equipment Capitation Rates
              Exhibit A.5 Utilization Management Standards
              Exhibit A.6 HMO Program Requirements

     B.       PPO PROGRAM ATTACHMENT
              Exhibit B.1 FFS Reimbursement Schedule - Home Health
              Exhibit B.2 FFS Reimbursement Schedule - Home Infusion
              Exhibit B.3 FFS Reimbursement Schedule - Home Medical Equipment Exhibit B.4 FFS Reimbursement Schedule - Tocolytics
              Exhibit B.5 PPO Program Requirements

     C.       INDEMNITY PROGRAM ATTACHMENT
              Exhibit C.1 FFS Reimbursement Schedule - Home Health
              Exhibit C.2 FFS Reimbursement Schedule - Home Infusion
              Exhibit C.3 FFS Reimbursement Schedule - Home Medical Equipment Exhibit C.4 FFS Reimbursement Schedule - Tocolytics
              Exhibit C.5 Indemnity Program Requirements

     D.       MEDICARE RISK PROGRAM ATTACHMENT
              Exhibit D.1 Capitation Rates
              Exhibit D.2 Tocolytic Rates
              Exhibit D.3 FFS Reimbursement Schedule - Home Medical Equipment Exhibit D.4 Home Medical Equipment Capitation Rates
              Exhibit D.5 Medicare Risk Program Requirements

     E.       MEDICAID RISK PROGRAM ATTACHMENT
              Exhibit E.1 Capitation Rates
              Exhibit E.2 Tocolytic Rates
              Exhibit E.3 FFS Reimbursement Schedule - Home Medical Equipment Exhibit E.4 Home Medical Equipment Capitation Rates
              Exhibit E.5 Medicaid Risk Program Requirements

EXHIBITS

     I.       Participating CIGNA Subsidiaries and Affiliates
     II.      Participating Olsten Subsidiaries and Affiliates
     III.     Information Required For Complete Order
     IV.      Exclusions From Home Care Services
     V.       Home Infusion Therapy Drugs and Medications
     VI.      Credentialing/Recredentialing Requirements
     VII.     Required Encounter Data Elements
     VIII.    Subcontractor Payment
     IX.      Performance Guarantees
     X.       National Home Health Exclusivity:  Exclusions

                      NATIONAL HOME CARE PROVIDER AGREEMENT

PARTIES

THIS AGREEMENT is by and between CIGNA Health Corporation, for and on behalf of its wholly-owned subsidiaries and affiliates listed on Exhibit I (individually and collectively, "CIGNA"), and Kimberly Home Health Care, Inc., D/B/A Olsten Kimberly QualityCare, for and on behalf of its wholly-owned subsidiaries and affiliates listed on Exhibit II (individually and collectively, "Provider"), and is entered into as of January 1, 1996 (the "Effective Date").

PURPOSE

CIGNA contracts directly or indirectly with Payors, employers, individual insurers, sponsors and others, to provide, insure, arrange for or administer the provision of health care services;

CIGNA contracts with physicians, hospitals and other health care practitioners and entities, to provide, arrange for or administer, at predetermined rates, the delivery of such health care services;

CIGNA and Provider desire to enter into this Agreement relating to certain health care services for individuals;

In consideration of the mutual promises herein, the parties agree as follows:

I.       DEFINITIONS

Defined terms are set forth herein and in the Program Attachments.

COINSURANCE means a payment that a Participant is required to make to a Participating Provider for Covered Home Care Services under a Service Agreement, which is calculated as a percentage of the contracted reimbursement rate of such services, or, if reimbursement is on a basis other than a fee-for-service amount (i.e. capitation), as a percentage of the fee schedule set forth in the PPO Program Attachment to this Agreement or some other fee schedule agreed upon by the parties during implementation of this Agreement.

COMPLETE ORDER means all information and physician orders, to the extent applicable, reasonably required by Provider and/or any applicable Subcontractor in order to provide or arrange for Covered Home Care Services. Provider shall have received a Complete Order if Provider has received the information delineated in Exhibit III which is applicable and Provider and any applicable Subcontractor has received a physician order, to the extent applicable.

COPAYMENT OR DEDUCTIBLE means a payment that a Participant is required to make to a Participating Provider under a Service Agreement, which is calculated as a fixed dollar payment.

COVERED HOME CARE SERVICES means those Home Care Services which are Covered Services and which are not among the list of excluded services delineated in
Exhibit IV.

COVERED SERVICES means those health care services which are Medically Necessary provided to a Participant in accordance with a Service Agreement.

EMERGENCY means an illness or accident in which the onset of symptoms is both sudden and so severe as to require immediate medical or surgical treatment. This includes accidental injuries or medical emergencies of a life-threatening nature or when serious impairment of bodily functions would result if treatment were not rendered immediately.

EXPERIMENTAL means medical, surgical or other healthcare procedures and treatments which are experimental or investigational as determined by a CIGNA Medical Director in accordance with consensus derived from peer review medical and scientific literature and the practice of the national medical community, including 1) any procedures or treatments which are not recognized as conforming to accepted medical practice; 2) any procedures or treatments in which the scientific assessment of the techniques or its application for a particular condition has not been completed or its effectiveness has not been established; and 3) any procedure or treatments for which the required approval of the applicable governmental agency has not been granted at the time the services are rendered.

HOME CARE SERVICES means Home Health Services, Home Infusion Therapy Services, Home Medical Equipment. and Tocolytic Services, as defined below, currently normally and appropriately provided, in a home setting (except that Home Infusion Therapy Services include those services also currently normally and appropriately provided in an ambulatory setting, and Home Medical Equipment includes medical equipment irrespective of setting but exclusive of equipment to be used primarily in an inpatient facility setting, except in preparation for hospital discharge, or equipment to be used primarily in an outpatient facility setting, except in preparation for the transition of care to the home setting, or which would normally be provided by any such facility), subject to the conditions and limitations of this Agreement:

         HOME HEALTH SERVICES means those services, supplies, drugs/medications (limited to topical agents for wound care) and equipment ordered by a physician for a Participant who is home bound due to a disabling condition and who requires skilled care or ordered by a physician for a Participant for whom such services, supplies, drugs/medications and equipment are appropriately provided in a home setting, including but not limited to: skilled nursing services rendered by a registered professional nurse, licensed practical nurse or licensed vocational nurse; home health aide services; physical, occupational, speech and respiratory therapy; dietary and nutri-tional services; medical social services; family caregiver training and education; consumable medical supplies and durable medical equipment administered or used in the course of rendering skilled or unskilled services; and prescribed drugs and medications (limited to topical agents for wound care).

         HOME INFUSION THERAPY SERVICES means intravenously administered, subcutaneously or self-injected drugs and medications prescribed by a physician for a Participant (including all services and supplies necessary for such administrations), which are administered in an ambulatory setting where the close supervision of a physician in person is not required, including but not limited to those drugs and medications listed on Exhibit V. Home Infusion Therapy Services do not include those medications which are provided under a Participant's prescription drug benefit program such as oral, rectal, ophthalmic, subdermal, sublingual and topical agents, self-injected medications which are covered under a Participant's prescription drug benefit program (such as anti-diabetic agents and certain subcutaneous mediations) and medications not generally considered home infusion therapy (such as skeletal muscle relaxants, anti-psychotics, anti-convulsants, diagnostic agents, vaccines and hormones (except growth hormone)). Home Infusion Therapy Services include blood products, such as anti-hemphil factors, whole blood and platelets, only to the extent such products are appropriately provided in a home or Provider infusion site setting.

         HOME MEDICAL EQUIPMENT means medical equipment ordered or prescribed by a physician for a Participant (including all services, training, supplies, maintenance and repairs necessary for use of such equipment) including but not limited to: durable medical equipment, respiratory therapy equipment, and oxygen.

         TOCOLYTIC SERVICES means those services, supplies, drug/medications and equipment ordered by a physician for a Participant who is deemed to be at high risk for preterm labor. Such services may include but are not limited to home uterine monitoring, whether the Participant is on oral or infused tocolytic medications or on no medication at all, skilled nursing services rendered by a registered professional nurse, family caregiver training and education; consumable medical supplies and durable medical equipment administered or used in the course of rendering services, and prescribed drugs and medications.

MEDICALLY NECESSARY means services or supplies which, under the provisions of this Agreement, are determined, under utilization Management, to be (i) appropriate and necessary for the symptoms, diagnosis or treatment of the medical condition; (ii) provided for diagnosis or direct care and treatment of the medical condition; (iii) within standards of good medical practice within the organized medical community; and (iv) not primarily for the convenience of the Participant, the Participant's physician, another provider or CIGNA. Covered Services must be Medically Necessary.

NETWORK MANAGER means that individual or individuals designated by Provider as Provider's central point of contact.

PARTICIPANT means any individual, or eligible dependent of such individual, whether referred to as "Insured," "Subscriber," "Member," "Participant," "Enrollee," "Dependent" or otherwise, who is eligible for Covered Services pursuant to a Service Agreement.

PARTICIPATING PROVIDER means a hospital, a physician or any other health care practitioner or entity that has a direct or indirect contractual arrangement with CIGNA to provide Covered Services (including Provider's Subcontractors).

PAYOR means CIGNA or such other entity which, pursuant to a Service Agreement, funds, administers, offers or insures Covered Services and which has agreed to act as Payor in accordance with a Service Agreement.

PROGRAM means the Health Maintenance Organization (HMO), Preferred Provider Organization (PPO) Indemnity or other types of health care or administrative services which are provided by or arranged by CIGNA or CIGNA Affiliates and which are specifically described in applicable Program Attachments and Program Requirements.

PROGRAM REQUIREMENTS means the rules and procedures that establish conditions to be followed by Participating Providers with respect to Programs, and which are attached to applicable Program Attachments.

QUALITY MANAGEMENT means the processes established and operated by CIGNA or its designee relating to the quality of Covered Services.

ROUTINE means conditions which cannot otherwise be classified as STAT or Urgent.

SERVICE AGREEMENT means those agreements among CIGNA and an employer, insurer, labor union, trust or other organization or entity, or an individual, that specifies services to be provided to or for the benefit of, or arranged for or reimbursed to or for the benefit of Participants, the terms and conditions under which those services are to be provided or reimbursed, and is consistent with applicable Program Requirements.

SERVICE AREA means all respective geographic areas in which CIGNA provides or arranges for its HMO, PPO, Medicare Risk and Medicaid Risk Programs.

STAT means Emergency conditions.

SUBCONTRACTOR means a duly licensed and qualified provider of Covered Home Care
Services: (a) contractually engaged by Provider to fulfill some of Provider's obligations under this Agreement; (b) who or which has satisfied applicable credentialing criteria as set forth in

Exhibit VI; (c) who or which both CIGNA and Provider have agreed may render Covered Home Care Services pursuant to this Agreement; and (d) who or which has agreed with Provider to be subject to the requirements of this Agreement to the extent applicable.

URGENT means conditions requiring prompt response time as determined by the Participant's physician.

UTILIZATION MANAGEMENT means the processes to review usage of Covered Services provided or to be provided to Participants which identify and promote the efficient and effective use of Covered Services in accordance with Program Requirements.

II.      PARTIES' OBLIGATIONS

A.       SERVICES

1. Provider, Provider's Subcontractors and CIGNA shall act in accordance with the terms of this Agreement, including its Program Attachments and applicable Program Requirements. The compensation set forth in this Agreement shall be payment in full for all Covered Home Care Services provided to Participants pursuant to this Agreement.

2. Except with respect to the Indemnity, PPO, Medicare or Medicaid Programs in instances where Provider has not received a referral, Provider will be responsible for the coordinated delivery of all Covered Home Care Services to CIGNA Participants in the Service Area, whether these services are rendered directly by Provider or by Provider's Subcontractors. To enable Provider to fulfill such responsibilities, CIGNA shall communicate referrals for Covered Home Care Services to the Network Manager. Further, CIGNA shall deliver to Provider a listing of Participating Providers and Participants and regularly update such listings in accordance with the procedures set forth in section II.A.10. below.

3. Provider and its Subcontractors shall render Covered Home Care Services with the same standard of care, skill and diligence customarily used by similar providers in the community in which such services are rendered. Provider and its Subcontractors shall render Covered Home Care Services in the same manner, in accordance with the same standards, and with the same availability, as offered to other patients. Provider and its Subcontractors shall not differentiate or discriminate in the treatment of any Participant because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, age, health status, handicap or source of payment.

4. Provider, Subcontractors and CIGNA shall be bound by and comply with the provisions of applicable state and federal laws and regulations, credentialing and recreden-tialing requirements of the National Committee for Quality Assurance ("NCQA") or of another appropriate accrediting body designated by CIGNA, and applicable Program Requirements.

5. Provider shall maintain and ensure (with respect to its respective personnel), and shall require Subcontractors to maintain and ensure (with respect to its respective personnel), that all personnel which render Covered Home Care Services maintain all licenses, accreditations and certifications required in order to perform Covered Home Care Services hereunder and any other obligations set forth herein. Evidence of applicable licensure, accreditation or certification shall be submitted to CIGNA upon request. Upon request by CIGNA, Provider shall submit a photocopy or comprehensive letter validating the following information, if applicable, concerning any of Provider's employees, Subcontractors, or Subcontractor's employees involved in rendering services to Participants hereunder:

                  (a) nursing license or appropriate professional certification or licensure;
                  (b)      valid state driver's license;
                  (c)      proof of automobile insurance coverage;
                  (d)      employment history;
                  (e)      CPR certification.

         Provider will ensure (with respect to its respective personnel), and shall require Subcontractors to ensure (with respect to its respective personnel), that the skill level of the personnel utilized to render Covered Home Care Services under this Agreement is appropriate for the particular Covered Home Care Service rendered.

6. Provider and its Subcontractors shall comply with the requirements of, and shall participate in, CIGNA's Quality Management and Utilization Management programs. Such participation shall include, but not be limited to, participation in CIGNA's Quality Management and Utilization Management meetings as required.

7. Except with respect to the Indemnity, PPO, Medicare or Medicaid Programs in instances where Provider has not received a referral, Provider will provide, arrange through its Subcontractors to provide, or, if rendered by another provider, be financially responsible for all Covered Home Care Services required by Participants in each Service Area. Prior to the start date with respect to each Service Area: (a) Provider shall obtain CIGNA's approval of Provider's list of participating home care providers (which may include both Provider affiliates and Subcontractors) who will render Covered Home Care Services under this Agreement; (b) Provider shall satisfy CIGNA that it has established a home care services network adequate in size, composition and distribution to accommodate the Covered Home Care Services required by Participants; (c) the parties shall agree upon a plan to ensure appropriate and sensitive transitioning of Participants already receiving Covered Home Care Services such that there is no disruption of care which would be detrimental to such Participants; and (d) the parties shall be satisfied that adequate management systems are in place. CIGNA's financial obligations for payment of Covered Home Care Services rendered hereunder shall not commence with respect to a Service Area until the agreed upon start date for such Service Area. Provider shall not eliminate or change Subcontractors or a Provider location without sixty (60) days' prior written notice to CIGNA, except to the extent Provider is required to do so for cause and, in any such case, Provider shall notify CIGNA of such change as soon as practicable.

8. Provider shall maintain binding agreements with each of its Subcontractors requiring Subcontractors to comply with all of the terms and conditions of this Agreement to the extent applicable. The form of Provider's standard Subcontractor agreement and any material subsequent amendments thereto must be approved in advance by CIGNA. Each of such agreements shall include, among other things, the following:

         a. A Participant hold harmless provision satisfactory to CIGNA, consistent with applicable law and which provides, among other things, that in no event, including but not limited to nonpayment by Provider, Provider's insolvency or breach of Provider's agreement with the Subcontractor, shall Subcontractors bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from or have any recourse against Participant, Payor (if Payor has made payments in accordance with this Agreement) or parties other than Provider for Covered Home Care Services provided pursuant to this Agreement;

         b. a provision obligating Subcontractors to notify CIGNA immediately of any significant payment defaults by Provider relating to services rendered hereunder provided that such notification shall only be required after Provider has failed to cure such default within the applicable 15 day cure period;

         c. with respect to Covered Home Care Services reimbursed on a capitated basis, a provision obligating Subcontractors to continue to render Covered Home Care Services for the period of time for which Provider has received Capitation Payments hereunder notwithstanding Provider's failure to pay Subcontractor;

         d. with respect to all Covered Home Care Services, a provision obligating Subcontractors, in the event of Provider's significant payment default as described in Section II.A.8.b above and at CIGNA's option, to continue rendering Covered Home Care Services hereunder so long as payments due Subcontractors for Covered Home Care Services rendered after notification to CIGNA of such payment default and CIGNA's exercise of such option are made directly to Subcontractors by Payor and until a date specified by CIGNA but no later than

                  120 days after CIGNA's exercise of such option. Subcontractors shall agree that any such payments during such time period shall be made, at CIGNA's election, either in accordance with the reimbursement terms set forth in Subcontractors' agreements with Provider or in accordance with the reimbursement rates set forth in the PPO Program Attachment to this Agreement;

         e. with respect to Covered Home Care Services referred to Provider, a provision obligating Subcontractors to submit requests for payment to Provider and not to CIGNA and

         f. any other provisions required by applicable law or regulation or, with respect to the Medicare or Medicaid Risk Program, by HCFA.

         To the extent required by applicable laws, regulations or the applicable governmental authority, including but not limited to HCFA, or in the event of Provider's significant payment default to Subcontractor(s), upon request, Provider shall make available to CIGNA and to any applicable regulatory authority making such request a copy of each of its provider agreements with Subcontractors.

9. Provider agrees that each Provider location and each Subcontractor will be credentialed and recredentialed in accordance with the procedures set forth in Exhibit VI of this Agreement.

10. CIGNA shall establish a system of Participant identification, and communicate to Participants and Participating Providers appropriate sections of this Agreement, including sections related to coordination with the Network Manager. Prior to the start date at each Service Area, CIGNA shall deliver to Provider a complete listing of all Participants by Program for which Covered Home Care Services are to be available and will subsequently provide weekly updates of Participant additions and deletions in standard CIGNA format. CIGNA shall also deliver to Provider prior to the start date at a Service Area a listing of all current Participating Providers by Program and will subsequently provide weekly updates of Participating Provider additions and deletions in standard CIGNA format. Provider will establish or delete the Participating Provider status of such Providers within five (5) business days of notification.

11. Provider shall maintain qualified and experienced personnel, including a registered pharmacist and IV specialty nurse or certified registered nurse on call on a 24-hour per day, seven day per week basis to respond to emergencies and questions (including, but not limited to, consultations on IV therapies and instructions regarding the use of Home Medical Equipment) as they pertain to Covered Home Care Services provided to Participants by Provider or Subcontractor pursuant to this Agreement.

12. Provider shall deliver Covered Home Care Services to Participants within twenty-four (24) hours of receiving a Routine Complete Order or at the time such services are requested delivered, whichever is later, within four (4) hours for Urgent Complete Orders or at the time such services are requested delivered, whichever is later, and within two
         (2) hours for STAT Complete Orders. In those instances where the Covered Home Care Service referred to Provider is to be rendered by a Subcontractor, Provider shall immediately notify the Subcontractor of the referral and, to the extent applicable, the Subcontractor shall immediately attempt to make contact with the referring physician and immediately return phone calls from the referring physician in order to confirm the physician order.

13. Provider shall provide or arrange for the following services with respect to Participants receiving Covered Home Care Services:

                  (a)      training and education;
                  (b)      family orientation;
                  (c)      family/caregiver training, if required;
                  (d)      instructional literature; and
                  (e)      oxygen patient assessments, if required.

         These services shall not be to the exclusion of any other services set out in this Agreement or any other services customarily incident to the rendering of Covered Home Care Services.

14. Provider shall provide or arrange for Home Medical Equipment in good working order and condition and ensure that Home Medical Equipment has been properly cleaned and disinfected between uses. Provider shall provide or arrange for at Provider's expense all necessary on-site maintenance and/or repair for Home Medical Equipment (including provision of all necessary puts, mechanisms and devices) in order to maintain the Home Medical Equipment in good condition and working order. Provider shall provide or arrange for twenty-four (24) hour per day, seven (7) day per week maintenance and repair service, provided however, that Provider may elect to pick up the Home Medical Equipment needing maintenance and/or repair and replace it with Home Medical Equipment in operable condition, rather than repair the Home Medical Equipment immediately.

15. Provider shall maintain or arrange for the maintenance of an accurate inventory of solutions, medications, drugs, Home Medical Equipment and ancillary supplies for each Participant and shall make these inventory records available to CIGNA upon request.

16. Provider shall ensure that its facilities and employees, and require that the facilities and employees of its Subcontractors, maintain a neat, clean and professional appearance at all times.

17. Provider will dedicate on a full-time basis (and part-time, as required) the services of appropriate personnel to coordinated the implementation of this Agreement on both local and national levels, and to manage the day-to-day work relationship with CIGNA. Provider will meet with designated CIGNA personnel upon request to review Provider performance, Participant utilization and quality improvement initiatives.

18. Provider will educate CIGNA case managers and CIGNA discharge planners on the capabilities of home care providers. Provider will identify potential home care candidates as early as possible in the hospital stay and prepare for the discharge. CIGNA and Provider acknowledge that none of the activities of their respective personnel described in this section will substitute for the discharge planning obligations imposed on Participating Hospitals by Medicare and/or Medicaid.

19. Provider will meet with CIGNA on at least a quarterly basis to assist CIGNA in staying abreast of innovations in home care services (including drug protocols) and to assure that these services are being appropriately applied to Participants.

20. Provider will dedicate personnel to travel to any Service Area location or to CIGNA Health Corporation's home office on twenty-four hours' notice to resolve CIGNA's repeated dissatisfaction with Provider. Said personnel will include at least one officer of Olsten Kimberly QualityCare.

21. Provider will provide a home care coordinator who shall be a registered nurse in each CIGNA healthplan location in which there are a combined minimum of 75,000 Participants in the HMO, Medicare and Medicaid Programs and, in those healthplan locations in which there are less than 75,000 such Participants, in each region where there are a combined minimum of 75,000 such Participants. Such regions will be defined and mutually agreed upon by both parties during the implementation process. Costs for such staffing are included in the rates set forth in the exhibits to the Attachments to this Agreement.

B.       REPORTING/DATA ACCESS

1. Provider's compensation for the reports, studies, information exchanges and data access delineated in this section II.B and associated exhibits is fully incorporated in the rates and/or fee schedules defined in each Program Attachment and associated exhibits attached hereto. Provider shall receive no additional compensation for the reports, studies, information exchanges and data access delineated in this section II.B and associated exhibits.

2.       Provider agrees to collect data for each data element listed in Exhibit
         VII.

3. Provider agrees to provide CIGNA with reports in a form, a format and in frequencies mutually determined by the parties during the implementation process. Said reports shall be consolidated reports, incorporating all data from Provider and its Subcontractors.

4. Provider agrees to provide CIGNA, on a quarterly basis, a listing of Home Medical Equipment currently in use by Participants in each Program, including the number of months Participants have had the Home Medical Equipment.

5. Provider will conduct quality assurance studies (including both clinically-based studies and process improvement initiatives) on Participants on a quarterly basis, and report to CIGNA the results of such studies each quarter. CIGNA may conduct home care service satisfaction surveys on Participants, Participating Providers and CIGNA personnel and will supply Provider with the results of any such satisfaction surveys. The format of the quality assurance surveys shall be mutually developed by the parties. The format of the home care service satisfaction surveys, will be developed by CIGNA with input from Provider.

6. Provider agrees to furnish ad hoc reports to CIGNA upon reasonable request by CIGNA to an individual designated by Provider. Provider agrees to provide most simple ad hoc reports requested within 2 to 5 working days.

7. Provider agrees to allow CIGNA electronic access to utilization data on Participants as needed and as technologically feasible. Provider shall work in good faith to assure that such access is technologically feasible and shall make any reasonable capital expenditures necessary to enhance its systems in order to enable such access by April 1, 1997.

8. Provider agrees to share with CIGNA all on-line data and all information relating to Participants, including but not limited to, intake, patient status, utilization, outcomes, clinical records, billing and cost information, subject to any applicable confidentiality obligations and as technologically feasible. Provider agrees to work in good faith to assure that such access is technologically feasible and shall make any reasonable capital expenditures necessary to enhance its system in order to enable such access by April 1, 1997.

9. Provider agrees to provide on-line access to Gold Standard forms and HEAT system screens describing information about Participants and caregivers as required by CIGNA, subject to the obligation to maintain the confidentiality of such forms and screens as set forth in Section II.D.5. of this Agreement.

10. The parties acknowledge and agree that all of the data, information, studies and reports relating to Participants and referenced in this
         Section II.B.2. or elsewhere in this Agreement:

         a.       shall be jointly owned by CIGNA and Provider;

         b. with respect to such data, information, studies and reports which identify the other party, Participants or parties with whom CIGNA has Service Agreements by name, shall not be used, disclosed or sold by either party (unless such identity shall have been deleted) except as otherwise agreed. This provision shall not apply:

                  (i) to the extent the use or disclosure of such data, information, studies, or reports is required to fulfill obligations hereunder, obligations to Participants and parties with whom CIGNA has Service Agreements or any other obligation imposed by law; or

                  (ii) with respect to usage of such data, information, studies and reports for internal measurement purposes.

         This provision shall survive the termination of this Agreement and shall not prohibit disclosures by either party to its subsidiaries or affiliates. Upon request by CIGNA and free of charge, Provider will provide CIGNA with copies of all materials sold by Provider to third parties containing such data, information, studies and reports.

11. Provider agrees that all electronic data which Provider is required to maintain and/or permit access to under this Agreement shall include the century (MMDDCCYY) and that, by December 31, 1999, all system logic used by Provider with regard to all of such data shall be century compliant (i.e. 19xx can roll correctly to 20xx).

C.       COMPENSATION AND BILLING

1. CIGNA will compensate Provider for Covered Home Care Services rendered to Participants in accordance with this Agreement. Specific compensation arrangements and rates for each Program are delineated in the applicable Program Attachments and in the exhibits associated with such Program Attachments. Provider will look solely to CIGNA, and not to the parties with whom CIGNA has Service Agreements, for com-pensation for such Covered Home Care Services, excluding any Copayments, Deductibles or Coinsurance due from Participants. CIGNA represents that payments made hereunder shall be made by CIGNA either for or on behalf of full service health maintenance organizations or a licensed insurance company or relate to services which are referenced in reports filed by full service health maintenance organizations with applicable regulatory authorities.

2. Provider shall comply with the limitations on billing Participants as set forth in the Agreement and applicable Program Attachments.

3. Provider may bill an individual directly for any services provided following the date the individual ceases to be a Participant. CIGNA has no obligation under this Agreement to pay for services rendered to individuals who no longer are Participants. This provision shall not be construed to relieve CIGNA of its obligation to notify Provider when an individual ceases to be a Participant as set forth in Section II.A.10. of this Agreement.

4. Provider will be responsible for all compensation to its Subcontractors for Covered Home Care Services provided to Participants under this Program. Subcontractors shall be reimbursed for Covered Home Care Services rendered in accordance with the requirements set forth in
         Exhibit VIII. CIGNA will not accept billing from, or directly reimburse, any Subcontractor or any other home care agency for Covered Home Care Services rendered to Participants under this Agreement. CIGNA will only accept billing for Covered Home Care Services from either of Provider's two centralized Provider billing locations unless otherwise agreed by CIGNA.

5. Provider shall grant CIGNA reasonable access during regular business hours to all records maintained respecting payments received by Provider and, to the extent required by any applicable laws, regulations or the applicable governmental authority, including but not limited to HCFA, by Subcontractors for the rendering of Covered Home Care Services during the term of this Agreement. CIGNA shall have the right to conduct periodic audits of such records to determine if amounts have been properly paid to Provider under this Agreement. CIGNA shall present Provider with the results of any such audits, and any amounts determined to be due and owing as a result of such audits shall be promptly paid, or, at the option of the party to whom such amounts are owed, offset against amounts due and owing by such party hereunder. This provision shall survive the termination of the Agreement.

6. CIGNA shall notify Provider of any applicable limitations on coverage for Covered Home Care services to Participants under specific Programs.

7. With respect to the PPO and Indemnity Programs, the parties agree to work in good faith toward the implementation of regional fee-for-service rates with respect to Home Health Services in lieu of the composite rate structure set forth in the PPO and Indemnity Program Attachments. Any such regional fee-for-service rates must be revenue neutral and shall only be effective upon amendment to this Agreement. This provision shall not be construed to require CIGNA to incur significant expenditures in order to enable CIGNA to administer such regional fee-for-service rates.

8. Provider agrees that the reimbursement rates set forth in the PPO Program Attachment shall also apply with respect to any Home Care Services referred to Provider which are not Covered Home Care Services and which are rendered by Provider or its Subcontractors to Participants and that Provider shall accept such rates as payment in full from such Participants.

D.       RECORDS

1. CIGNA, Provider and Subcontractors agree that clinical records of Participants and any other records containing individually identifiable information relating to Participants shall be regarded as confidential, and each shall comply with all applicable federal and state laws and regulations regarding such records. This provision shall survive the termination of this Agreement.

2. Provider and Subcontractors shall maintain and furnish such records and documents as may be required by applicable laws, regulations and Program Requirements. CIGNA, Provider and Subcontractors shall cooperate with each other to facilitate the information and record exchanges necessary for CIGNA's or Provider's conduct of Quality Management, Utilization Management, peer review, or other programs required for CIGNA's or Provider's operations related to performance under this Agreement.

3. Provider and Subcontractors shall provide CIGNA, its designee and duly authorized third parties, including, but not limited to, applicable governmental regulatory agencies, with reasonable access during regular business hours to specified clinical, medical and other records relating to Covered Home Care Services rendered to Participants under this Agreement, subject to applicable confidentiality obligations. Such access shall be provided within the time frames specified by the governmental regulatory authority requesting such access or, if such access is requested by CIGNA only, upon reasonable notice by CIGNA. This provision shall survive the termination of this Agreement.

4. CIGNA shall be responsible for obtaining Participant's consent to the release of medical record information by Provider or its Subcontractors for the purposes stated in this section.

5. The parties acknowledge that, as a result of this Agreement, each may have access to certain trade secrets and other confidential and proprietary information of the other. Each party shall hold such trade secrets and other confidential and proprietary information, including the terms and conditions of this Agreement, in confidence and shall not disclose such information, either by publication or otherwise, to any person or use such information without the prior written consent of the other party except as may be required by law and except as may be required to fulfill the rights and obligations set forth in this Agreement. This provision shall survive the termination of this Agreement.

E.       PARTICIPANT GRIEVANCE

         Provider and Subcontractors shall cooperate with CIGNA in the implementation of its Participant grievance procedure and shall assist CIGNA in taking appropriate corrective action. CIGNA shall make the final determination under such grievance procedure. CIGNA shall provide Provider with a copy of its Participant grievance procedure and shall notify Provider of any material changes to such procedure.

F.       INSURANCE AND LIABILITY

1. Throughout the term of this Agreement, Provider shall maintain at its expense general and professional liability coverage of at least $2,000,000 per claim/$5,000,000 aggregate and shall require its Subcontractors to maintain general and professional liability coverage of at least $1,000,000 per claim/$3,000,000 aggregate. Provider shall give CIGNA certificates of insurance evidencing such coverage upon request. Provider shall give CIGNA thirty (30) days' prior written notice of cancellation, modification or termination of its insurance. Provider shall require its Subcontractors to give Provider thirty (30) days' prior written notice of cancellation, modification or termination of such insurance, and Provider shall notify CIGNA of any such cancellation, modification or termination upon receipt of notification from its Subcontractor. Provider shall give CIGNA prompt written notice of any material claims or claims for which NCQA guidelines recommend disclosure against Provider's or Subcontractor's liability coverage.

2. In connection with any complaint or investigation with or by any licensing or regulatory authority, peer review organization, hospital committee, or other committee, organization or body which by law regulates the Provider's or Subcontractor's quality of medical care which complaint or investigation directly or indirectly evaluates or focuses on the quality of care provided by Provider or Subcontractors at locations providing or contemplated to provide services hereunder:

         a. prior to April 1, 1996, Olsten shall notify CIGNA of any such complaint or investigation which is material and which occurred within the 2 year period preceding the Effective Date and shall provide an explanation of the status or resolution of such investigation or complaint; and

         b. during the term of this Agreement, Provider shall notify CIGNA immediately upon becoming aware of the initiation of any such complaint or investigation which is material.

G.       INDEMNIFICATION

1. Each party agrees to indemnify, defend and hold harmless the other, its agents and employees from and against any and all liabilities, causes of action, penalties, losses and expenses of any nature, including but not limited to court costs and reasonable attorney fees, including but not limited to bodily injury, death, personal injury, property damage or other damages, arising out of its negligence or willful misconduct in connection with its performance under this agreement, except to the extent that the liability results from the negligence or willful misconduct of the other party, its agents or its employees.

2. Notice. The party seeking indemnification ("Indemnitee") shall promptly, and within 15 days after notice to it (notice to Indemnitee with respect to third-party claims being the filing of any legal action, receipt of any claim in writing, or similar form of actual notice) of any claim as to which it asserts a right to indemnification, notify the party or parties from whom indemnification is sought ("Indemnitor") of such claim. Indemnitee shall set forth in such notice the section of this Agreement under which the indemnification is claimed, factual support and information regarding the claim, and the amount of such claim. The failure of Indemnitee to give such notice under this Section shall not relieve Indemnitor from any liability that it may have pursuant to this Agreement except to the extent the failure to give such notice within such time shall have been prejudicial to it, and in no event shall the failure to give such notice relieve Indemnitor from any liability it may have other than pursuant to this Agreement.

3. Third-Party Claims. If any claim for indemnification by Indemnitee arises out of a claim for monetary damages by a person other than Indemnitee, Indemnitor may, by written notice to Indemnitee, undertake to conduct any proceedings or negotiations in connection therewith or necessary to defend Indemnitee and take all other steps or proceedings to settle or defeat any such claims or to employ counsel to contest any such claims; provided, however, that Indemnitor shall reasonably consider the advice of Indemnitee as to the defense of such claims, and Indemnitee shall have the right to participate, at its own expense, in such defense, but control of such litigation and set-tlement shall remain exclusively with Indemnitor. Indemnitee shall provide all reasonable cooperation in connection with any such defense by Indemnitor. Counsel and auditor fees, filing fees, and court fees in all proceedings, contests, or lawsuits with respect to any such claim or asserted liability shall be borne by Indemnitor. To the extent that Indemnitor undertakes the defense of such claim by written notice to Indemnitee and diligently pursues such defense at its expense, Indemnitee shall be entitled to indemnification hereunder only to the extent that such defense is unsuccessful as determined by a final judgment of a court of competent jurisdiction or to the extent Indemnitor acknowledges liability and/or agrees to make payment to the third party pursuant to a settlement agreement between the Indemnitor and the third party relating to such claim.

H.       INSPECTIONS

         Upon reasonable notice and at reasonable hours, CIGNA or its agents may inspect Provider's or any Subcontractor's premises and operations to ensure that they are adequate to meet Participants' needs.

I.       PERFORMANCE GUARANTEES

         Provider shall perform its obligations under this Agreement in accordance with the standards set forth in Exhibit IX. In the event that Provider fails to achieve a performance standard set forth in
         Exhibit IX, the amounts due Provider as set forth in the Program Attachments of this Agreement shall be reduced in accordance with the formula set forth in Exhibit IX.

J.       REPRESENTATIONS

         CIGNA makes no representations or guarantees concerning the number of Participants it can or will refer to Provider under this Agreement. Notwithstanding the foregoing, subject to the exclusions and limitations set forth in Exhibit X and, with respect to the HMO, Medicare Risk, Medicaid Risk and PPO Programs only, CIGNA agrees that, during the term of this Agreement, it shall not contract with any third party for the provision of the Covered Home Care Services which are the subject of this Agreement in those Service Areas for which Provider shall have commenced rendering Covered Home Care Services under this Agreement and for which all transitioning care has been completed. This provision shall not prohibit or restrict CIGNA from contracting with others with regard to services which Provider does not provide or arrange for or services, which are not included within the scope of this Agreement.

         CIGNA shall cause its affiliate Intracorp to refer to Provider all CIGNA Indemnity Program Participants referred to or identified by Intracorp to utilize Covered Home

         Care Services when the utilization review/case management contract applicable to the Participant is between CIGNA and the party with which CIGNA has the Service Agreement.

K.       BEST RATE GUARANTEE

         Provider warrants that the rates, terms and benefits granted by Provider as set forth in this Agreement, viewing the package of services hereunder as a whole, are equivalent to, or better than, the rates, terms, benefits being offered by Provider to any company in any area which is contained within or overlaps a CIGNA Service Area which purchases services similar to those provided under this Agreement, viewing the package of such services as a whole. If Provider, during the term of this Agreement, enters into agreements with any other company which provides greater benefits or more favorable terms or rates with respect to like obligations of Provider and like rights of CIGNA, viewing the package of services provided hereunder as a whole, Provider shall notify CIGNA immediately upon consummation of such agreement and at least 30 days prior to the effective date of such agreement. This Agreement shall thereupon be deemed automatically amended to provide the same advantages to CIGNA. This provision shall be enforceable to the extent permitted by applicable law.

L.       STATE SPECIFIC PROVIDER AGREEMENT REQUIREMENTS

         The parties agree to amend this Agreement and Provider shall amend its contracts with its Subcontractors to the extent necessary to articulate any provider contract requirements absent from this Agreement or Provider's agreements with its Subcontractors and required by applicable law, regulation or the applicable regulatory authority, including but not limited to, HCFA.

III.     MISCELLANEOUS OBLIGATIONS

A.       INDEPENDENT CONTRACTOR RELATIONSHIP

1. This Agreement is not intended to create nor shall be construed to create any relationship between CIGNA and Provider other than that of independent persons or entities contracting for the purpose of effecting provisions of this Agreement. Neither party nor any of their representatives shall be construed to be the agent, employer, employee or representative of the other.

2. Nothing in this Agreement, including Provider's and Subcontractor's participation in the Quality Management and Utilization Management process, shall be construed to interfere with or in any way affect Provider's or Subcontractor's obligation to exercise independent medical judgement in rendering health care services to Participants, and

         CIGNA agrees to adhere to its obligations to Participants under its Service Agreements.

B.       TERM OF AGREEMENT

         This Agreement shall begin on January 1, 1996 and shall continue through December 31, 1998 and then from year to year thereafter, unless terminated as set forth below.

C.       TERMINATION

1. For Cause. Provider or CIGNA may terminate this Agreement at any time for cause. Cause for termination includes, but is not limited to, the following:

         a. Significant failure of CIGNA to make required compensation payments to Provider. Only Provider may terminate pursuant to this subsection.

         b. Failure of either party to comply with applicable laws or regulations.

         c. Habitual neglect or continued failure by either party to perform its duties under this Agreement.

         d.       Material breach of this Agreement by either party.

         e. Failure by Provider to maintain licenses required to perform its duties under this Agreement.

         f. Failure of CIGNA to maintain licenses or certifications required to operate in conformity with this Agreement,

         g. Failure of Provider to maintain required liability coverage protection.

         h. Material adverse change in financial condition or insolvency of either party.

         i. Any material misrepresentation or falsification of any information supplied by Provider for consideration by CIGNA in Provider's becoming a Participating Provider.

         Any occurrence under paragraphs (e) through (i) above shall be grounds for immediate termination. Termination for any other reason set forth above shall be upon thirty (30) days' prior written notice by the terminating party, provided that the non-terminating party will have the opportunity to cure the breach or occurrence within the thirty-day period.

2. Without Cause. Commencing eight (8) months after the Effective Date, this Agreement may be terminated at any time without cause or prejudice upon one hundred and twenty (120) days' prior written notice by either party.

3. Termination of Subcontractors. Upon reasonable request by CIGNA, Provider shall prohibit a Subcontractor or Provider location from continuing to provide services to Participants under this Agreement. Provider shall take such action within 30 days of the receipt of CIGNA's request, unless CIGNA requests immediate action.

4. Termination for Nonpayment of Subcontractors by Provider. Provider shall promptly notify CIGNA in the event that Provider is in significant default of its obligations to any Subcontractor with respect to services rendered hereunder. If Provider fails to cure such default within 15 days of receipt of notice of the default from the respective Subcontractor, CIGNA may elect to terminate this Agreement effective on a date determined by CIGNA which date shall be no earlier than 30 days but not later than 120 days after CIGNA's notification to Provider of its election to terminate pursuant to this provision. During the time between CIGNA's election to terminate and CIGNA's designated effective date of termination, CIGNA may elect to direct any and all payments due Provider for services rendered hereunder by Subcontractors directly to Subcontractors. Such payments shall be made, at CIGNA's election, either in accordance with the reimbursement arrangements set forth in Provider's provider agreements with its Subcontractors or in accordance with the reimbursement rates set forth in the PPO Program Attachment to this Agreement. CIGNA's payment obligations to Provider hereunder shall be reduced to the extent of such payments.

5. Termination of Individual Program Attachments. Program Attachments may be terminated individually by amendment as provided in Section III.H. of this Agreement. Termination of any individual Program Attachment will not have the effect of terminating the entire Agreement and all remaining Sections and Program Attachments of the Agreement will remain in full force.

6. Termination Due To Material Issues Arising During Implementation. If, during the implementation of this Agreement but prior to the start date at any Service Area, a material issue or issues arise between the parties relating to the parties' obligations under this Agreement which issue(s) the parties are unable to resolve, either party may terminate this Agreement upon 60 days, prior written notice to the other party, provided that this Agreement shall not terminate if the parties resolve such material issue(s) within such 60 days. The parties agree to use best efforts to resolve any such material issue within such 60-day period.

D.       RIGHTS AND OBLIGATIONS UPON TERMINATION

         Upon termination of this Agreement for any reason, the rights of each party hereunder shall terminate, except as otherwise provided in the Agreement including any Program Attachment. Any such termination, however, shall not release Provider or its Subcontractors or CIGNA from obligations under this Agreement prior to the effective date of termination.

E.       ASSIGNMENT AND DELEGATION OF DUTIES

         Neither CIGNA nor Provider may assign duties, rights or interests under this Agreement unless the other party shall so approve by written consent, provided, however, that any reference to CIGNA or Provider herein shall include any successor in interest and that CIGNA or Provider may assign its duties, rights and interests under this Agreement in whole or in part to its wholly owned subsidiaries or affiliates under common control or may delegate any and all of its duties in the ordinary course of business, but in any such case the respective party to this Agreement shall remain bound by its obligations and liabilities hereunder.

F.       USE OF NAME

         Provider and Subcontractors agree that Provider's and Subcontractors' name, office telephone number, address, specialty, and professional certification may be included in literature distributed to existing or potential a) Participants; b) Participating Providers; c) Payors; d) parties with Service Agreements; and e) brokers, provided that such literature does not utilize Provider's name in a form materially different from the form approved by Provider and that such literature does not materially misrepresent the nature and scope of the services rendered by Provider hereunder. With respect to such literature, CIGNA agrees to direct its sales offices to utilize the approved form of Provider's name and to describe the services rendered by Olsten hereunder in a manner consistent with an approved description of such services. Provider's or Subcontractors' use of CIGNA's name or CIGNA Affiliate's name, or any other use of Provider's or Subcontractors' name by CIGNA shall require written approval, which approval shall not be unreasonably withheld.

G.       INTERPRETATION

         The validity, enforceability and interpretation of this Agreement shall be governed by any applicable federal law and by the applicable laws of the State of Connecticut.

H.       AMENDMENT

1. CIGNA may amend this Agreement and Program Attachments by providing prior written notice to Provider. Failure of Provider to object in writing to any such proposed amendment within sixty (60) days following receipt of notice shall constitute Provider's acceptance thereof. Notification to CIGNA of rejection of any proposed amendment means that this Agreement shall remain in force without the proposed amendment.

2. In the event that a change in state or federal law or regulation should materially adversely affect either party, the affected party shall notify the other, and both parties agree to negotiate in good faith to amend the Agreement accordingly, while at the same time trying to preserve the economic expectations of the parties to the greatest extent possible under these new circumstances. If the parties cannot agree to amend the Agreement, the affected party may terminate this Agreement pursuant to the Without Cause termination provision set forth in Section III.C.2. The provisions of this paragraph shall not in any way limit the parties' rights under other termination provisions of this Agreement.

3. Except as provided above, amendments to this Agreement shall be agreed to in advance in writing by CIGNA and Provider.

I.       PROGRAM ATTACHMENTS AND EXHIBITS

         The Program Attachments and Exhibits hereto are a part of this Agreement and their terms shall supersede those of other parts of this Agreement in the event of a conflict.

J.       ENTIRE CONTRACT

         This Agreement together with all Program Attachments contains all the terms and conditions agreed upon by the parties, and supersedes all other agreements, expressed or implied regarding the subject matter.

K.       NOTICE

         Any notice required hereunder shall be in writing and shall be sent by United States certified or registered mail, postage prepaid, to the following individuals at the following addresses: John Perlstein, CIGNA Health Corporation, 900 Cottage Grove Road, Bloomfield, CT 06002; and Robert Fusco, President, Kimberly Home Health Care, Inc., 175 Broad Hollow Road, Melville, NY 11747. A copy of any such notice to Provider shall be sent to: Kimberly Home Health Care, Inc., 175 Broad Hollow Road, Melville, NY 11747, Attention: Law Department.

         A copy of any such notice to CIGNA will be sent to: CIGNA Health Corporation, 900 Cottage Grove Road, Bloomfield, CT 06002, Attention:
         Legal Division, W-26.

L.       ENFORCEABILITY AND WAIVER

         The invalidity and nonenforceability of any term or provision of this Agreement shall in no way affect the validity or enforceability of any other term or provision. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

M.       REGULATORY APPROVAL

         In the event that CIGNA or Provider has not been licensed or has not received any applicable regulatory approval for use or implementation of this Agreement prior to the execution of this Agreement, this Agreement shall be deemed to be a binding letter of intent with respect to the state(s) in which such licensure or approval has not been received. In such event, the Agreement shall become effective in such state(s) on the date that such regulatory approval or licensure is obtained. If CIGNA or Provider is unable to obtain such licensure or approval in any such state(s) after due diligence or if the respective party subject to such licensure or approval reasonably determines that obtaining such licensure or approval shall be unduly burdensome, CIGNA or Provider, as the case may be, shall notify the other party and both parties shall use best efforts to work to modify this Agreement to the extent necessary to comply with applicable regulatory requirements while at the same time preserving the economic expectations of the parties to the extent possible.

N.       DISPUTE RESOLUTION

1. The parties agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement. The parties agree to fully utilize, and to comply with, the procedures delineated in applicable Program Requirements in attempting to resolve categories of disputes specified in such Program Requirements.

2. If the dispute is not resolved through the aforementioned processes and to the extent permitted by law, the matter in controversy shall be submitted to the National Health Lawyers' Association Alternative Dispute Resolution Service in New York, New York. Both parties expressly covenant and agree to be bound by the decision of that dispute resolution entity as final determination of the matter in dispute. Each party shall assume its own costs, but shall share the cost of the resolution entity equally. Judgment upon the award rendered by the resolution entity may be entered in any court having jurisdiction.

O.       THIRD PARTY BENEFICIARIES

         This Agreement is not intended to and shall not confer any rights to any person or entity not a party to this Agreement except that the Participant hold harmless provisions in the Attachments to this Agreement are intended for the benefit of Participants.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

In WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date below.

                                         CIGNA HEALTH CORPORATION

DATE:                                    By:
                                            ----------------------------------
                                             W. Allen Schaffer, MD
                                             President
------------------------------               CIGNA Health Corporation
                                             900 Cottage Grove Road
                                             Bloomfield, CT  06002



                                         KIMBERLY HOME HEALTH CARE, INC.

DATE:                                    By:
                                            ----------------------------------
                                             Robert Fusco
                                             President
------------------------------               Kimberly Home Health Care, Inc.
                                             D/B/A Olsten Kimberly QualityCare
                                             175 Broad Hollow Road
                                             Melville, NY  11747

                                         -------------------------------------
                                         Federal Tax Identification Number

                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                   EXHIBIT I.
                 PARTICIPATING CIGNA SUBSIDIARIES AND AFFILIATES

Connecticut General Life Insurance Company
CIGNA HealthCare of Arizona, Inc.
Arizona Health Plan, Inc.
CIGNA HealthCare of California, Inc.
CIGNA HealthCare of Colorado, Inc.
CIGNA HealthCare of Connecticut, Inc.
CIGNA HealthCare of Delaware, Inc.
CIGNA HealthCare of Illinois, Inc.
CIGNA HealthCare of Florida, Inc.
CIGNA HealthCare of Georgia, Inc.
CIGNA HealthCare of Kansas/Missouri, Inc.
CIGNA HealthCare of Louisiana, Inc.
CIGNA HealthCare of North Louisiana, Inc.
CIGNA HealthCare MidAtlantic, Inc.
CIGNA HealthCare of Massachusetts, Inc.
CIGNA HealthCare of St. Louis, Inc.
CIGNA HealthCare of Northern New Jersey, Inc.
CIGNA HealthCare of New Jersey, Inc.
Lovelace Health System, Inc.
CIGNA HealthCare of New York, Inc.
CIGNA HealthCare of North Carolina, Inc.
CIGNA HealthCare of Ohio, Inc.
CIGNA HealthCare of Oklahoma, Inc.
CIGNA HealthCare of Pennsylvania, Inc.
CIGNA HealthCare of Tennessee, Inc.
CIGNA HealthCare of Texas, Inc.
CIGNA HealthCare of Utah, Inc.
CIGNA HealthCare of Virginia, Inc.

                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                   EXHIBIT II.
                PARTICIPATING OLSTEN SUBSIDIARIES AND AFFILIATES

Kimberly Home Health Care, Inc.
Olsten Certified Healthcare Corp.
Olsten Flying Nurses Corp.
Olsten Services of New York, Inc.
Olsten Home Healthcare, Inc.
New York Healthcare Services, Inc.
QC Medi - New York, Inc.
Quality Care - USA, Inc.

                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                  EXHIBIT III.
                     INFORMATION REQUIRED FOR COMPLETE ORDER

Requested start of care ("SOC")/Actual SOC date (actual if current client)
Last Name, First Name, MI, Phone #
Address where service is to be rendered
Facility, Facility Discharge Date
Facility Name, Phone #
Date of Birth/Age, Sex, SS#, Marital Status
Ordering Physician, Phone #
Home Care Personnel (specify. type)
Home Medical Equipment
Infusion Product
All pertinent diagnoses and/or surgical procedures with onset and/or exacerbation dates
Allergies (Infusion Therapy)
Specific Orders/Treatment: (note: Subcontractor must contact physician and/or physician's agent directly to obtain/validate all orders)
Has client taken ordered drug(s) before.? Y, N, comment
Venous/other access established? Y, N, if Yes, date placed, type ordered, gauge if applicable (1st Dose)
Anaphylaxis Order - Y, not applicable (1st Dose)
Anaphylaxis medications/dosage/route (1st Dose)
Primary Plan, ID#

                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                   EXHIBIT IV.
                       EXCLUSIONS FROM HOME CARE SERVICES

Home Care Services do not include:

         1. the prenatal risk assessment, counseling and education services provided by Tokos, Inc. or others to Participants.

         2. those Home Care Services where the provision of such Home Care Services in the home setting (or ambulatory setting, with respect to Home Infusion Therapy) would be unsafe for the Participant or Provider personnel.

         3. assistance in the activities of daily living including but not limited to eating, bathing, dressing or other custodial or self-care activities, homemaker services, and services primarily for rest, domiciliary or convalescent care.

         4. care required to be rendered in a skilled nursing facility or other medical facility except in preparation for the transition of care into the home setting. This exclusion shall not be interpreted to exclude care required to be rendered in a residential facility where the residential facility is the permanent home of the Participant.

         5. care covered under a Participant's mental health benefit program

         6. hospice care to the extent such care requires a hospice license or certification to deliver or the Participant is admitted to a hospice facility and the service is covered as part of a hospice program. This exclusion shall not be interpreted to exclude those services which are normally provided in a home care setting by an entity not required to be licensed or certified as a hospice and which happen to be rendered to a Participant who is terminally ill, which services include but are not limited to, medical social work services.

         7.       Experimental services.

                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                   EXHIBIT V.
                   HOME INFUSION THERAPY DRUGS AND MEDICATIONS

                                                                                                   DRUG             BILLING
DRUG/THERAPY DESCRIPTIONS                                     BRAND NAMES                     CLASSIFICATION*        UNITS
-------------------------                                     -----------                     --------------         -----
ANTIHISTAMINE DRUGS
Diphenhydramine Hydrochloride                                 Benadryl                     Ancillary                  x mg
ANTI-INFECTIVES
AMINOGLYCOSIDES
Amikacin Sulfate                                              Amikin                       Anti-Infectives            x mg
Gentamicin Sulfate                                            Garamycin                    Anti-Infectives            x mg
Kanamycin Sulfate                                             Kantrex                      Anti-Infectives            x mg
Netilmicin                                                    Netromycin                   Anti-Infectives            x mg
Tobramycin Sulfate                                            Nebcin                       Anti-Infectives            x mg
ANTIFUNGAL AGENTS
Amphotericin B                                                Fungizone                    Anti-Infectives            x mg
Fluconazole                                                   Diflucan                     Anti-Infectives            x mg
CEPHALOSPORINS
Cefamandole Nafate                                            Mandol                       Anti-Infectives           x.x gm
Cefazolin Sodium                                              Ancef/Kefzo1                 Anti-Infectives           x.x gm
Cefonicid Sodium                                              Monocid                      Anti-Infectives           x.x gm
Cefoperazone Sodium                                           Cefobid                      Anti-Infectives           x.x gm
Cefotaxime Sodium                                             Claforan                     Anti-Infectives           x.x gm
Ceftazidime                                                   Ceptaz/Fortaz/Tazidime       Anti-Infectives           x.x gm
Cefizoxime Sodium                                             Cefizox                      Anti-Infectives           x.x gm
Ceftriaxone Sodium                                            Rocephin                     Anti-Infectives           x.x gm
Cefuroxime Sodium                                             Zinace/Kefurox               Anti-Infectives           x.x gm
MISCELLANEOUS B-LACTAMS
Aztreonam                                                     Azactam                      Anti-Infectives           x.x gm
Cefmetazole Sodium                                            Zefazone                     Anti-Infectives           x.x gm
Cefotetan Disodium                                            Cefotetan                    Anti-Infectives           x.x gm
Cefoxiten Sodium                                              Mefoxin                      Anti-Infectives           x.x gm
Imipenam and Cilastatin Sodium                                Primaxin                     Anti-Infectives           x.x gm
CHLORAMPHENICOL
Chloramphenicaol                                              Chloromycetin                Anti-Infectives           x.x gm
MACROLIDES
Erythromycin Lactobionate                                     Erythrocin                   Anti-Infectives           x.x gm
PENICILLINS
Penicillin G Potassium                                        Penicillin                   Anti-Infectives       x Million Uni
Penicillin V Potassium                                        Penicillin                   Anti-Infectives       x Million Uni
Methicillin Sodium                                            Staphcillin                  Anti-Infectives           x.x gm
Nafcillin Sodium                                              Unipen                       Anti-Infectives           x.x gm
Oxacillin Sodium                                              Bactocil                     Anti-Infectives           x.x gm
Ampicillin Sodium                                             Omnipen                      Anti-Infectives           x.x gm
Ampicillin Sodium and Sulbactam Sodium                        Unasyn                       Anti-Infectives           x.x gm
Mezlocillin Sodium                                            Mezlin                       Anti-Infectives           x.x gm
Piperacillin Sodium                                           Pipracil                     Anti-Infectives           x.x gm
Piperacillin Sodium and Tazobactam Sodium                     Zosyn                        Anti-Infectives           x.x gm
Ticarcillin Disodium                                          Ticar                        Anti-Infectives           x.x gm
Ticarcillin Disodium and Clavulanate Potassium                Timentin                     Anti-Infectives           x.x gm

                                                                                                   DRUG             BILLING
DRUG/THERAPY DESCRIPTIONS                                     BRAND NAMES                     CLASSIFICATION*        UNITS
-------------------------                                     -----------                     --------------         -----
MISCELLANEOUS ANTIBIOTICS
Clindamycin Hydrochloride                                     Cleocin                      Anti-Infectives            x mg
Vancomycin Hydrochloride                                      Lyphocin/Vancocin            Anti-Infectives           x.x gm
ANTIVIRALS
Acyclovir                                                     Zovirax                      Anti-Infectives            x mg
Foscarnet Sodium                                              Foscavir                     Anti-Infectives            x mg
Ganciclovir Sodium                                            Cytovene                     Anti-Infectives            x mg
Zidovudine                                                    Retrovir                     Anti-Infectives            x mg
QUINOLONES
Ciprofloxicin Lactate                                         Cipro                        Anti-Infectives            x mg
Ofloxacin                                                     Floxin                       Anti-Infectives            x mg
MISCELLANEOUS ANTI-INFECTIVES
Metronidazole Hydrochloride                                   Flagyl                       Anti-Infectives           x.x mg
Pentamidine Isoethionate                                      Pentam                       Anti-Infectives            x mg
Trimetrexate Glucuronate                                      Neutrexin                    Anti-Infectives            x mg
ANTINEOPLASTIC AGENTS
Cyclophosphamide                                              Neosar/Cytoxan               Chemotherapy               x mg
Fluorouracil                                                  5FU/Florouracil              Chemotherapy               x mg
Interferon Alfa 2A                                            Roferon Ancillary            Ancillary             x Million Uni
Interferon Alfa 2b                                            Intron A                     Ancillary             x Million Uni
Interferon Alfa n3                                            Alferon-N                    Ancillary             x Million Uni
Interferon Beta                                               Betaseron                    Ancillary                 x.x mg
Methotrexate Sodium                                           Mexate/MTX                   Chemotherapy               x mg
AUTONOMIC DRUGS
SYMPATHOMIMETICS
Dobutamine Hydrochloride                                      Dobutrex                     Inotropic                  x mg
Epinephrine                                                   Epinephrine                  Ancillary                  x IU
BLOOD DERIVATIVES
Fresh Frozen Plazma                                           FFP                          Blood                     x unit
Platelet Concentrate                                          Platelets                    Blood                     x unit
Whole Blood                                                   Whole Blood                  Blood                     x unit
BLOOD FORMATION AND COAGULATION
ANTIANEMIA DRUGS
Epoetin Alfa                                                  Procrit/Epogen               Ancillary                x Units
IRON PREPARATIONS
Iron Dextran                                                  INFed                        Ancillary                  x mg
ANTICOAGULANTS
Enoxaprin Sodium                                              Lovenox                      Ancillary                  x mg
Heparin Sodium                                                Heparin                      Ancillary                x Units
ANTIHEPARIN AGENTS
Protamine Sulfate                                             Protamine                    Ancillary                  x mg
HEMOSTATICS
ANTIHEMOPHILIC FACTOR VIII (RECOMBINANT)
Antihemophilic Factor VIII (Recombinant)                      Recombinate                  Factor VIII              x Units
Antihemophilic Factor VIII (Recombinant)                      Kogenate                     Factor VIII              x Units
Antihemophilic Factor VIII (Recombinant)                      Bioclate                     Factor VIII              x Units
Antihemophilic Factor VIII (Recombinant)                      Helixate                     Factor VIII              x Units
ANTIHEMOPHILIC FACTOR VIII (MONOCLONAL)
Antihemophilic Factor VIII (Monoclonal)                       Hemofil-M                    Factor VIII              x Units
Antihemophilic Factor VIII (Monoclonal)                       Monoclate P                  Factor VIII              x Units
Antihemophilic Factor VIII (Monoclonal)                       A.R.C. Method M              Factor VIII              x Units

                                                                                                   DRUG             BILLING
DRUG/THERAPY DESCRIPTIONS                                     BRAND NAMES                     CLASSIFICATION*        UNITS
-------------------------                                     -----------                     --------------         -----
ANTIHEMOPHILIC FACTOR VIII (OTHER)
Antihemophilic Factor VIII (Other)                            Koate HP                     Factor VIII              x Units
Antihemophilic Factor VIII (Other)                            Humate-P                     Factor VIII              x Units
Antihemophilic Factor VIII (Other)                            Alphanate                    Factor VIII              x Units
ANTIHEMOPHILIC FACTOR IX (MONOCLONAL/HIGH PURITY)
Antihemophilic Factor IX (Monoclonal/High Purity)             Mononine                     Factor IX                x Units
Antihemophilic Factor IX (Monoclonal/High Purity)             Alphanate SD                 Factor IX                x Units
Antihemophilic Factor IX (Other)                              Koyne-80                     Factor IX                x Units
Antihemophilic Factor IX (Other)                              Profilnine-HT                Factor IX                x Units
Antihemophilic Factor IX (Other)                              Proplex T                    Factor IX                x Units
Antihemophilic Factor IX (Other)                              Bebulin VH                   Factor IX                x Units
ANTI-INHIBITOR COMPLEX
Anti-Inhibitor Complex                                        Autoplex T                   Ancillary                x Units
Anti-Inhibitor Complex                                        FEIBA-VH                     Ancillary                x Units
HEMATOPOIETIC AGENTS
Epoetin Alfa                                                  Epogen/Procrit               Ancillary                x Units
Filgrastim (G-CSF)                                            Neupogen                     Ancillary                  x mg
Sargramostim (GM-CSF)                                         Leukine                      Ancillary                  x mg
THROMBOLYTIC AGENTS
Urokinase                                                     Abbokinase                   Ancillary                x Units
CENTRAL NERVOUS SYSTEM AGENTS
OPIATE AGONISTS
Hydromorphone Hydrochloride (Continuous PCA)                  Dilaudid                     Pain                       x mg
Morphine Sulfate (Continuous PCA)                             Morphine                     Pain                       x mg
OPIATE ANTAGONISTS
Naloxone Hydrochloride                                        Narcan                       Ancillary                  x mg
BENZODIAZEPINES
Diazepam Hydrochloride                                        Valium                       Ancillary                  x mg
Lorazepam Hydrochloride                                       Ativan                       Ancillary                  x mg
ELECTROLYTIC, CALORIC, & H2O BALANCE
ACIDIFYING AGENT
Ammonium Chloride                                             Ammonium Chloride            Ancillary                 x mEq
ALKALINIZING AGENTS
Sodium Acetate                                                Sodium Acetate               Ancillary                 x mEq
Sodium Bicarbonate                                            Sodium Bicarbonate           Ancillary                 x mEq
REPLACEMENT PREPARATIONS
Calcium Salts                                                 Calcium Salts                Ancillary                 x mEq
Electrolyte Solutions with Hydration                          Hydration w/Electrolytes     Hydration                x Liter
Potassium Supplements                                         Potassium Supplements        Ancillary                 x mEq
Sodium Chloride                                               Sodium Chloride              Ancillary                 x mEq
CALORIC AGENTS
Amino Acid Injection                                          Amino Acid Injection         Ancillary                 x.x gm
Dextrose                                                      Dextrose                     Ancillary                 x.x gm
Fat Emulsions                                                 Fat Emulsions                Ancillary                 x.x gm
TPN                                                           TPN                          TPN                     x.x Liter
TPN with Lipids                                               TPN with Lipids              TPN                     x.x Liter
Enteral Formulae: Semi-Synthetics                             Enteral Formulae             Enteral                 x calorie
Enteral Formulae: Natural Intact Protein/Protein Isolates     Enteral Formulae             Enteral                 x calorie
Enteral Formulae: Calorically Dense Intact Protein/Isolates   Enteral Formulae             Enteral                 x calorie
Enteral Formulae: Hydrolized Protein/Amino Acids              Enteral Formulae             Enteral                 x calorie
Enteral Formulae: Defined Formulae for Special Needs          Enteral Formulae             Enteral                 x calorie

                                                                                                   DRUG             BILLING
DRUG/THERAPY DESCRIPTIONS                                     BRAND NAMES                     CLASSIFICATION*        UNITS
-------------------------                                     -----------                     --------------         -----
Enteral Formulae: Modular Components                          Enteral Formulae             Enteral                 x calorie
Enteral Formulae: Standard Nutrients                          Enteral Formulae             Enteral                 x calorie
DIURETICS
Bumetanide                                                    Bumex                        Ancillary                  x mg
Furosemide                                                    Lasix                        Ancillary                  x mg
Mannitol                                                      Mannitol                     Ancillary                  x mg
IRRIGATING SOLUTIONS
Sodium Chloride Solution                                      Sodium Chloride Solution     Ancillary               x.x Liter
Sterile Water Solution                                        Sterile Water Solution       Ancillary               x.x Liter
ENZYMES
Alph 1 Antitrypsin                                            Prolastin                    Alpha 1 Antitrypsin        x mg
Aglucerase                                                    Ceredase                     Ceredase                   x mg
Aglucerase                                                    Cerezyme                     Cerezyme                   x mg
GASTROINTESTINAL DRUGS
ANTIEMETICS
Granisetron Hydrochloride                                     Kytril                       Ancillary                  x mg
Ondansetron Hydrochloride                                     Zofran                       Ancillary                  x mg
Prochlorperazine Edisylate                                    Compazine                    Ancillary                  x mg
Thiethylperazine Malate                                       Torecan                      Ancillary                  x mg
Trimethobenzamide                                             Tigan                        Ancillary                  x mg
MISCELLANEOUS GI DRUGS
Cimetidine Hydrochloride                                      Tagamet                      Ancillary                  x mg
Famotidine Hydrochloride                                      Pepcid                       Ancillary                  x mg
Metoclopramide Hydrochloride                                  Reglan                       Ancillary                  x mg
Ranitidine Hydrochloride                                      Zantac                       Ancillary                  x mg
HEAVY METAL ANTAGONISTS
Deferoxamine Mesylate                                         Desferal                     Chelation                  x mg
HORMONES AND SYNTHETIC SUBSTITUTES
ADRENALS
Dexamethasone Phosphate                                       Decadron                     Ancillary                  x mg
Hydrocortisone Sodium Succinated                              A-Hydrocort/Solu-Cortef      Steroid                    x mg
Methylprednisolone Sodium Succinate                           A-Methapred/Solu-Medrol      Steroid                    x mg
HUMAN GROWTH HORMONE
Growth Hormone                                                Humetrope                    Growth Hormone             x mg
Growth Hormone                                                Protropin                    Growth Hormone             x mg
ANTIDIABETIC AGENTS
INSULINS
Human Insulin                                                 Humulin/Novolin              Ancillary                x Vials
SERUMS, TOXOIDS, AND VACCINES
SERUMS
Immune Globulin, IV                                           Gammar/Sandimune/etc.        Immune Globulin, IV       x.x gm
VITAMINS & TRACE ELEMENTS
Vitamin C                                                     Vitamin C                    Ancillary                  x mg
Vitamin K                                                     Vitamin K                    Ancillary                  x mg
Multivitamin Preparation                                      Multivitamin Preparation     Ancillary                x vials
Trace Elemental Metals                                        Trace Elemental Metals       Ancillary                  x mg

* Ancillary drugs are covered under Home Infusion Therapy only in conjunction with a primary therapy unless otherwise stated.

The above list of drugs and medications is an illustrative list of drugs and medications and is not intended to be all inclusive.

                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                   EXHIBIT VI.
                   CREDENTIALING/RECREDENTIALING REQUIREMENTS

8. Provider shall be responsible for credentialing and recredentialing of all Provider locations and all Subcontractors.

9. Provider's credentialing/recredentialing criteria shall, at a minimum, satisfy NCQA standards or the standards of another appropriate accrediting body designated by CIGNA, and the standards established by CIGNA. CIGNA reserves the right to disapprove, terminate or suspend the participation of any of Provider's locations or Subcontractors if they do not meet CIGNA's requirements.

10. Provider shall review and externally verify the credentials of every Provider location and every Subcontractor at least once every two years, or more frequently if required by NCQA or other applicable accrediting body.

11. Provider shall provide CIGNA with a summary of the credentials of each Provider location and each Subcontractor in a format acceptable to CIGNA and such other information as may reasonably be requested by CIGNA from time to time.

12. Provider shall require Subcontractors to represent and warrant that the information contained in their applications for participation is true and accurate and to agree to notify Provider promptly of any material change in the information on such application. Provider shall, in turn, immediately notify CIGNA of all of such changes.

13. CIGNA may audit Provider's credentialing/recredentialing activities, including Provider's credentialing/recredentialing files. If CIGNA determines that Provider cannot meet its credentialing obligations set forth herein, CIGNA may elect to assume responsibility for such activities. If CIGNA elects to assume responsibility for such activities, the parties agree to renegotiate the rates set forth in this Agreement to the extent necessary, and Provider shall cooperate and provide to CIGNA any information necessary to perform such activities.

                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                  EXHIBIT VII.
                        REQUIRED ENCOUNTER DATA ELEMENTS

Provider (including Provider's Subcontractors) shall provide CIGNA with the following standard data elements for each service encounter with respect to Covered Home Care Services rendered under this Agreement:

         a.       Patient name
         b.       CIGNA Patient ID No.
         c.       Healthplan Identifier
         d.       Group Number
         e.       Date of Service
         f.       Primary and Secondary ICD-9 Codes
         g.       CPT-4, and HCPCS Codes
         h.       Charge to CIGNA
         i.       Usual Charge
         j.       Service Provided
         k.       Service Description
         l.       Drug supplied including NDC
         m.       Usual Drug Charge
         n.       Equipment Provided
         o.       Equipment Description
         p.       Usual Equipment Charge
         q.       Referring Physician Name
         r.       Referring Physician License No.
         s.       Referring Facility
         t.       Place of Service
         u.       CIGNA Program (e.g. Indemnity, PPO)
         v.       Revenue codes
         w. any other data element agreed upon by the parties during implementation or during the term of the Agreement.

                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                  EXHIBIT VIII.
                              SUBCONTRACTOR PAYMENT


                                      -40-


Provider shall pay Subcontractors for Covered Home Care Services rendered hereunder in accordance with this Exhibit and the terms of the Agreement.

14. Provider shall pay Subcontractors for Covered Home Care Services rendered hereunder in accordance with the payment administration standards agreed upon during implementation and any other standards set forth in applicable laws and regulations. Provider agrees to reimburse Subcontractors for Covered Home Care Services within thirty (30) days of receipt of a properly completed request for payment for Covered Home Care Services and receipt of payment from CIGNA. CIGNA may withhold all or a portion of Provider's Capitation Payments if Provider repeatedly fails to reimburse Subcontractors on a timely basis. Provider's obligations with regard to payment for Covered Home Care Services rendered hereunder shall survive the termination of this Agreement with respect to any Covered Home Care Services rendered by Subcontractors during the term of this Agreement and with respect to any Covered Home Care Services Provider is obligated by this Agreement to provide or arrange for after termination of this Agreement.

15. With reasonable notice, Provider agrees to allow CIGNA representatives to conduct on-site reviews of Provider's payment administration facilities. Such reviews shall be for the sole purpose of evaluating Provider's performance of its payment responsibilities under this Agreement, including, but not limited to, ascertaining the quality and timeliness of Provider's payment processing. Provider agrees to correct any deficiencies detected during such reviews within sixty (60) days of CIGNA's submission of a written report detailing such deficiencies.

16. Provider shall be responsible for the production of all applicable tax reporting documents (e.g., 1099s) for Subcontractors. Such documents shall be produced in a format and within the timeframes set forth in applicable state and federal laws and/or regulations.

17. CIGNA shall produce explanations of benefits for both Provider and Participants. Provider shall produce explanations of benefits for Subcontractors. Such explanations of benefits shall be in a format and contain data elements acceptable to CIGNA.

18. Providers shall develop and deliver training programs for Subcontractors which outline Provider's billing and reimbursement processes. Under no circumstances shall Subcontractors submit bills to CIGNA for Covered Home Care Services referred to Provider. Provider shall make best efforts to ensure that Subcontractors avoid submitting such requests for payment.

19. CIGNA or Payor shall have final decision making authority with regard to all Participant benefit determinations made hereunder.


                                     MCR 13


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                     MCR 14

                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                   EXHIBIT IX.
                             PERFORMANCE GUARANTEES


* Confidential Treatment Requested

                                     YEAR 1                                 YEARS 2 & 3

                                     Standard of                            Standard of
Areas of                             Performance                            Performance
Performance                          Achieved           Risk                Achieved            Risk
------------------------------------ ------------------ ------------------- ------------------- -------------------
I.  Risk

Patient Satisfaction                 <90%               *                   *                   *

CIGNA Satisfaction.                  <90%               *                   *                   *

Physician Satisfaction               <90%               *                   *                   *

Turnaround times for                 >24 Hours          *                   *                   *
Routine services

Turnaround times for                 >4 Hours           *                   *                   *
Urgent services

Turnaround times for                 >2 Hours           *                   *                   *
STAT services

Ability to supply all IV             <100%              *                   *                   *
medications as needed

Guarantee of availability of Home    <100%              *                   *                   *
Medical Equipment

II.  Lower Priority Risk:                               *                   *                   *

Guarantee of Home                    <100%              *                   *                   *
Medical Equipment rental equipment
in good condition

No bills from Subcontractors re:     <95%               *                   *                   *
Covered Home Care
Services referred to Provider
------------------------------------ ------------------ ------------------- ------------------- -------------------

------------------------------------ ------------------ ------------------- ------------------- -------------------
Total Potential Risk                                    *                   *                   *
------------------------------------ ------------------ ------------------- ------------------- -------------------

         The above turnaround times commence to run as of the time of receipt by Provider of a Complete Order and are subject to the terms and conditions set forth in Section II.A.12. of the Agreement. To assess annual performance in each of the above categories, four consecutive quarterly audits will be conducted and averaged to determine whether the standard has been attained. CIGNA will compile these results and calculate the resulting payment (if any) that is due from Provider.




                      NATIONAL HOME CARE PROVIDER AGREEMENT
                                   EXHIBIT X.
                  NATIONAL HOME HEALTH EXCLUSIVITY: EXCLUSIONS

         CIGNA's agreement not to contract with any other third party for the provision of Covered Home Care Services with respect to its HMO, Medicare Risk, Medicaid Risk and PPO Programs, as more particularly set forth in Section II. J. of the Agreement, shall not apply with respect to the following:

1) Covered Home Health Services delivered or arranged for by Lovelace Health Systems, Inc.;

2) Covered Home Care Services delivered or arranged for by CIGNA HealthCare of Texas, Inc. in its Dallas, Texas service area;

3) Covered Home Care Services delivered under CIGNA's current and future capitation contracts with Participating Providers or delivered under CIGNA's current and future contracts with preferred provider organizations, where such contracts include Covered Home Care Services as just one of a number of different types of health care services to be delivered or arranged for thereunder.

         The parties understand and agree that CIGNA may elect at any time to have those services referenced in items 1 through 3 above provided or arranged for by Provider pursuant to the terms and conditions of this Agreement at the applicable rates in effect at the time of such election.




                             HMO PROGRAM ATTACHMENT
                    TO NATIONAL HOME CARE PROVIDER AGREEMENT

PURPOSE

         The terms and provisions of this HMO Program Attachment and the Agreement are applicable to Covered Home Care Services rendered in accordance with a Service Agreement which is consistent with the HMO Program. The HMO Program includes CIGNA's commercial HMO and FlexCare products.

IV       DEFINITIONS

         CAPITATION PAYMENT means a periodic payment for Covered Home Care Services which is made to Provider, at the rates set forth in Exhibits A.1, A.2 and A.4, for each Participant who is a member of Provider's Patient Panel.

         MEDICAL DIRECTOR means a physician designated by CIGNA to manage Quality Management and Utilization management responsibilities, or that physician's designee.

         PATIENT PANEL means those Participants who have designated or have otherwise been assigned to Provider as the primary source for Covered Home Care Services pursuant to a Service Agreement for which Provider will receive a global Capitation Payment for Covered Home Care Services rendered.

         PRIMARY CARE PHYSICIAN means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the fields of general medicine, internal medicine, family practice or pediatrics, and who has agreed to provide primary care physician services to Participants in accordance with HMO Program Requirements.

V        PARTIES' OBLIGATIONS

A.       Services

1. Provider shall provide, arrange for or, if rendered by another provider, be financially responsible for all Covered Home Care Services that are required by Participants in Provider's Patient Panel in accordance with the terms of this Agreement, this HMO Program Attachment and HMO Program Requirements. Provider shall accept the compensation set forth in Exhibits A.1, A.2 and A.3 or A.4, whichever is applicable, of this Program Attachment as payment in full for such services.

2. A CIGNA Participating Physician or CIGNA will notify Provider's Network Manager of each referral for Covered Home Care Services for Participants in its Patient Panel. Provider will provide or arrange for all Medically Necessary Covered Home Care Services for all such


                                     HMO 1



Participants, in accordance with the authorization and Utilization Management procedures set forth in Section II.D. below.

Provider and CIGNA will jointly develop clinical pathways to establish a plan of treatment for more difficult Participant cases requiring Covered Home Care Services.

Provider shall be financially responsible for all out-of-network claims for Covered Home Care Services rendered to Participants, whether the result of an affirmative opt-out decision or noncompliance by the Participant or physician in the selection of home care provider.

B.       Compensation and Billing


                                     HMO 2

1. By the 15th day of each month or within 5 days of receipt of the reports specified in Sections II.B.2. and II.B.3 of the Agreement, whichever is later, Provider shall receive a Capitation Payment for each Participant in Provider's Patient Panel in accordance with the rates set forth in Exhibit A.1. The Capitation Payment shall be compensation in full for all Covered Home Care Services provided to Participants in Provider's Patient Panel, except as set forth in section II.B.2. and II.B.3. below. Provider is required to deliver the reports delineated in Sections II.B.2. and II.B.3. of the Agreement by the tenth day of each calendar month, reflecting activity for the month preceding the prior month. The obligation to deliver such reports shall not apply until 2 months following the date that the format of the reports is agreed upon by the parties. CIGNA may elect to withhold all or a portion of Provider's Capitation Payment until such reports are received, except with respect to payments due in the first two months of this Attachment.

2. Each Service Area may elect to compensate Provider for those Tocolytic Services which are Covered Home Care Services either on a capitated or fee-for-service basis in accordance with the rates set forth in Exhibit A.2.

3. Home Medical Equipment which is a Covered Home Care Service shall at first be compensated in accordance with the fee-for-service rates set forth in Exhibit A.3. At any time during the term of this Agreement, CIGNA may elect to reimburse Provider for Home Medical Equipment in accordance with the Capitation Payment rates set forth in Exhibit A.4. Such rates shall be effective on the first day of the month following receipt of notification of such election by Provider from CIGNA.

4. Commencing on the Effective Date and for the first year of this Agreement, the Capitation Payment rates set forth in the Exhibits to this Attachment will be reduced by 2.5%. This amount represents the estimated amount needed to fund claims for Covered Home Care Services rendered to Participants by other providers for which Provider is obligated hereunder (the "Out-Of-Network Claims Fund"). CIGNA shall process and pay all of such claims on behalf of Provider from such fund in accordance with the Participant's Service Agreement. At the end of the first year of this Agreement and at the end of each year thereafter:

                  a. the parties shall reconcile the Out-Of-Network Claims Fund for the preceding year with the actual amount paid by CIGNA to other providers during the preceding year for Covered Home Care Services rendered to Participants for which Provider is obligated hereunder (the "Out-Of-Network Claims Experience"). Any amount owing will be collected through an appropriate credit or charge to the following year's Capitation Payment rates based on the number of Participants as of January 1 and prorated over 12 months; and

                  b. the parties shall reestablish the percentage amount by which the Capitation Payment rates for the following year are to be reduced to fund the Out-Of-Network Claims Fund. Such percentage amount shall be calculated based upon the preceding year's Out-of-Network Claim Experience.


                                     HMO 3


         Upon termination of this Agreement, the parties shall reconcile the Out-Of-Network Claims Fund with the Out-Of-Network Claims Experience from the date of the last reconciliation through the date of termination and any amount determined to be due and owing shall be paid by the owing party within 120 days of the date of termination. CIGNA will provide Provider with quarterly statements delineating the Out-Of-Network Claims Fund and the Out-Of-Network Claims Experience, and, upon reasonable notice, Provider may conduct reasonable audits of CIGNA's records relating to such amounts paid.


                                     HMO 4

5. Any retroactive adjustment made to Provider's Capitation Payments shall be based on the same methodology as is used in CIGNA Service Agreements. CIGNA shall fully apprise Provider in writing of all such applicable methodologies. Any adjustment shall be made in subsequent Capitation Payments. CIGNA will be able to make retroactive adjustments to capitation fees paid based on eligibility adjustments up to 180 days after a Participant's eligibility has changed. In those instances where a Participant has been retroactively deleted and has received services from Provider after the effective date of a deletion but prior to CIGNA informing Provider of such deletion, Provider or Subcontractor may bill participant for such services rendered.

6. With respect to Participants added to or deleted from Provider's Patient Panel after the 1st day of the month, the following rules shall apply.

                  a. if the Participant is added to Provider's Patient Panel on or before the 15th day of the month, a full month's Capitation Payment will be due for that Participant for that month. There will be no Capitation Payment due for Participants added after the 15th day of the month; and

                  b. A full month's Capitation Payment will be due for the month of termination of a Participant if the Participant terminates after the 15th day of the month. If the Participant terminates on or before the 15th day of the month, no Capitation Payment will be due for the month of termination.

7.       Provider agrees that the rates set forth in Exhibits A.1, A.2, A.3 and
         A.4 are all-inclusive for Covered Home Care Services and that no additional charges for any additional or ancillary items, supplies or services including, but not limited to, in-hospital assessments or pre-nursing assessments, travel time, nursing services, training services, equipment delivery, maintenance and repair, equipment service contracts, after-hours delivery or other charges will be billed to or reimbursed by CIGNA.

8. Provider guarantees that the Capitation Payment rates set forth in this Attachment are effective for three years from the Effective Date of this Agreement. Additionally, Provider guarantees that the Home Medical Equipment fee-for-service rates set forth in Exhibit A.3 are effective until such time as CIGNA elects to reimburse Provider for such services on a capitated basis in accordance with Exhibit A.4 or 3 years, whichever is earlier. Notwithstanding the foregoing, the parties agree to meet to discuss adjustment to the Capitation Payment rates should any of the following circumstances occur during the term of this
         Attachment:

                  a. treatments, products, supplies or equipment which are excluded from Covered Home Care Services for HMO Program Participants as of the Effective Date on the basis that they are considered Experimental are no longer considered Experimental and become a Covered Home Care Service for such Participants.


                                     HMO 5

b. shifts in treatment sites for Covered Home Care Service therapies occurring after the Effective Date result in a material change to the services which are Covered Home Care Services for HMO Program Participants.

c. material changes are made to HMO Program Participants' Service Agreements after the Effective Date such that there is a material change to those Home Care Services which are Covered Home Care Services for such Participants.

d. a change in the number of HMO Program Participants serviced under the capitation arrangements described in item 3 of Exhibit X. to the Agreement occurring after the Effective Date of this Agreement results in a material change in HMO Program Participant volume under this Agreement which has a material financial impact on Provider. CIGNA agrees to notify Provider of any capitation arrangements described in item 3 of Exhibit X to the Agreement entered into after the Effective Date which will result in the elimination of Provider's entire HMO Program Patient Panel in a particular healthplan location or which will result in a material reduction in the number of HMO Program Participants in Provider's entire HMO Program Patient Panel. This notification obligation shall only apply to the extent that the department at CIGNA's home office primarily responsible for CIGNA's relationship with Provider has received notice of such capitation arrangements.

         Any such adjustment of Capitation Payment rates shall only be made to the extent required to address the change in costs directly resulting from the above changed circumstance.

9. Any amendment of Capitation Payment rates shall be in accordance with the Amendment provisions of this Agreement.

10. All capitation rates include the cost of routine lab specimen collection by a nurse and delivered to a laboratory specified by CIGNA provided that Provider and such laboratory can reach a reasonable accommodation with respect to the logistics of such collection and delivery and with respect to the provision of applicable laboratory supplies.

C.       Financial Reports

1. Provider represents and warrants that the information provided by Provider to CIGNA in its response to CIGNA's request for proposal is, to the best of its knowledge, true and accurate.

2. Provider shall provide CIGNA with the following financial reports on a timely basis: 1) Provider's annual audited financial reports, including, but not limited to, Provider's audited annual income statement and balance sheet; 2) quarterly financial reports including an income statement, balance sheet and any other reports identifying payments made to Subcontractors in the preceding quarter and the incurred but not reported claims as of the end of the preceding quarter in sufficient detail to determine if payments have been made in accordance


                                     HMO 6

         with this Agreement and applicable law; and 3) any financial reports required by applicable regulatory authorities.

3. Provider shall notify CIGNA immediately of any of Provider's known significant payment defaults and shall provide CIGNA with copies of notifications of significant payment defaults received by Provider with respect to any of Provider's Subcontractors, provided that such notice shall not be required if Provider cures the default within 15 days of notification of the default. At the end of each quarter, Provider's chief financial officer or another individual acceptable to CIGNA shall provide CIGNA with a signed certification to the effect that there are no known payment defaults with respect to any of Provider's creditors. Provider agrees to provide CIGNA with copies of all auditors letters normally provided to Provider's lenders relating to Provider's compliance with the terms and conditions of its loan agreements with such lenders.

D.       Utilization Management

1. The CIGNA Participating Physician or CIGNA shall notify Provider's Network Manager of each referral for Covered Home Care Services to Participants in Provider's Patient Panel.

2. For Covered Home Care Services ordered by a physician, Provider and/or Subcontractor will work with that referring physician to assess the patient's appropriateness for Home Care Services. Any patients which Provider determines to be medically inappropriate for Covered Home Care Services will be reported to CIGNA for evaluation and final determination. Where CIGNA assesses Covered Home Care Services to be appropriate for the patient, Provider and Participating physician will develop a care plan, including definition of treatment goals and outcomes and the identification of the resources necessary for implementation.

3. Provider will provide or arrange for the Covered Home Care Services necessary to carry out the care plan, provided that neither Provider nor Subcontractors shall be obligated to provide services where the provision of services in the home setting (or ambulatory setting with respect to Home Infusion Therapy) would be unsafe to the Participant or Provider or Subcontractor personnel. Provider will monitor the services rendered under the care plan in accordance with Utilization Management criteria and procedures mutually agreed upon by both parties, including, but not limited to, the Milliman and Robertson Home Care and Case Management guidelines set forth in Exhibit A.5.


                                     HMO 7


E.       Assignment and Identification of Participants

1. Provider shall comply with the requirements of and shall participate in CIGNA's procedures with respect to the assignment and identification of Participants as outlined in HMO Program Requirements.

2. CIGNA will deliver Participant identification information to Provider in accordance with section II.A.10 of the Agreement.

F.       Coordination of Benefits

1. CIGNA, and Provider shall cooperate to exchange information relating to coordination of benefits with regard to any Participant for whom Provider is providing or arranging services.

2. Certain claims for services rendered to Participants are claims for which another payor may be primarily responsible under coordination of benefit rules. Provider may bill such claims to the primary payor and shall comply with the primary payor's billing rules, including, but not limited to, any of the primary payor's limitations on billing Participants.

3. When Payor is other than primary under applicable coordination of benefits rules, Payor shall nor be obligated to pay any amounts in addition to the capitation amounts paid pursuant to this Agreement and Provider and its Subcontractors shall reimburse any CIGNA Copayments, Coinsurance or Deductibles collected from Participants upon request by CIGNA or the Participant. In the event that Provider or its Subcontractors fail to reimburse such amounts, CIGNA shall have the right to deduct any such amounts from any amounts payable under this Agreement.

4. When CIGNA or its designated Payor is primary under applicable coordination of benefits rules, Provider shall consider the compensation set forth in this Attachment as payment in full for Covered Home Care Services rendered to Participants and shall not seek additional reimbursement from any secondary payors.

G.       Reimbursement of Expenditures

CIGNA, shall be entitled to recover from Provider any reasonable expenditure made, or recover any reasonable cost incurred, including, but not limited to, any reasonable administrative costs (except with respect to the administrative costs incurred in processing out-of-network claims as described in Section II.B.4. of this Attachment), in providing or arranging for any Covered Home Care Services for which Provider was obligated hereunder but did not so provide. An amount sufficient to compensate for such expenditures and costs may be deducted from any payments due to Provider under this Agreement. Except with


                                     HMO 8

         respect to Emergency or Urgent situations or with respect to out-of-network claims which are the result of an affirmative opt out decision or non-compliance by the Participant or physician in the selection of home care provider, prior to incurring any such expenditures, CIGNA shall notify Provider and allow Provider a reasonable opportunity to cure its failure to provide the particular service. CIGNA shall provide Provider with written notice and full disclosure of costs incurred prior to any such deduction. This provision shall survive the termination of this Agreement.

H.       Limitations on Billing Participants

1. Provider hereby agrees that in no event, including, but not limited to non-payment by CIGNA, CIGNA's insolvency or breach of this Agreement, shall Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Participants or persons other than CIGNA for Covered Home Care Services. This provision shall not prohibit collection of any applicable Copayments, Deductibles or Coinsurance billed in accordance with the term of a Service Agreement.

2. Provider further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Participants and that this provision supersedes any oral or written agreement to the contrary now costing or hereafter entered into between Provider and the Participant or persons acting on the Participant's behalf.

3. Any modification, additions, or deletion to the provisions of this clause shall become effective on a date no earlier than fifteen (15) days after the applicable state regulatory agency has received written notice of such proposed changes.

4. When Provider has been notified in advance that a particular service is not Medically Necessary, Provider and its Subcontractors shall not charge Participants for such services unless, in advance of the provision of such services, the Participant is notified that the services are not covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such services.

VI.      RIGHTS AND OBLIGATIONS UPON TERMINATION

A. UPON TERMINATION OF THIS AGREEMENT, PROVIDER AND SUBCONTRACTORS SHALL CONTINUE TO PROVIDE COVERED HOME CARE SERVICES FOR SPECIFIC CONDITIONS FOR WHICH A PARTICIPANT WAS UNDER PROVIDER'S OR SUBCONTRACTOR'S CARE AT THE TIME OF SUCH TERMINATION SO LONG AS PARTICIPANT RETAINS ELIGIBILITY UNDER A SERVICE AGREEMENT, UNTIL THE EARLIER OF COMPLETION


                                     HMO 9


OF SUCH SERVICES, CIGNA'S PROVISION FOR THE ASSUMPTION OF SUCH TREATMENT BY ANOTHER PROVIDER, OR THE EXPIRATION OF TWELVE (12) MONTHS. CIGNA, SHALL COMPENSATE PROVIDER FOR COVERED HOME CARE SERVICES PROVIDED TO ANY SUCH PARTICIPANTS AT THE FEE-FOR-SERVICE RATES SPECIFIED IN THE PPO PROGRAM ATTACHMENT TO THIS AGREEMENT.

B. PROVIDER HAS NO OBLIGATION UNDER THIS AGREEMENT TO PROVIDE SERVICES TO INDIVIDUALS WHO CEASE TO BE PARTICIPANTS.

             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                     HMO 10


                             HMO PROGRAM ATTACHMENT
                                   EXHIBIT A.1
                                CAPITATION RATES


                                     HMO 11


                                CIGNA HEALTHCARE
                   EXHIBIT A(1) -- OLSTEN KIMBERLY QUALITYCARE
               HOME CAPITATION RATES -- NON-MEDICARE/NON-MEDICAID

                     HEALTHPLAN SITE                                      NON-MEDICARE/NON-MEDICAID
---------------------------------------------------------- --------------------------------------------------------
                         Alabama                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Arizona                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Arkansas                                                     *
---------------------------------------------------------- --------------------------------------------------------
                       California                                                    *
---------------------------------------------------------- --------------------------------------------------------
                        Colorado                                                     *
---------------------------------------------------------- --------------------------------------------------------
                       Connecticut                                                   *
---------------------------------------------------------- --------------------------------------------------------
                        Delaware                                                     *
---------------------------------------------------------- --------------------------------------------------------
                  District of Columbia                                               *
---------------------------------------------------------- --------------------------------------------------------
                         Florida                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Georgia                                                     *
---------------------------------------------------------- --------------------------------------------------------
                          Idaho                                                      *
---------------------------------------------------------- --------------------------------------------------------
                        Illinois                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Indiana                                                     *
---------------------------------------------------------- --------------------------------------------------------
                          Iowa                                                       *
---------------------------------------------------------- --------------------------------------------------------
                         Kansas                                                      *
---------------------------------------------------------- --------------------------------------------------------
                        Kentucky                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Louisiana                                                    *
---------------------------------------------------------- --------------------------------------------------------
                        Lovelace                                                     *
---------------------------------------------------------- --------------------------------------------------------
                          Maine                                                      *
---------------------------------------------------------- --------------------------------------------------------
                        Maryland                                                     *
---------------------------------------------------------- --------------------------------------------------------
                      Massachusetts                                                  *
---------------------------------------------------------- --------------------------------------------------------
                        Michigan                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Minnesota                                                    *
---------------------------------------------------------- --------------------------------------------------------
                       Mississippi                                                   *
---------------------------------------------------------- --------------------------------------------------------
                        Missouri                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Montana                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Nebraska                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Nevada                                                      *
---------------------------------------------------------- --------------------------------------------------------
                      New Hampshire                                                  *
---------------------------------------------------------- --------------------------------------------------------
                       New Jersey                                                    *
---------------------------------------------------------- --------------------------------------------------------
              New Mexico (except Lovelace)                                           *
---------------------------------------------------------- --------------------------------------------------------
                        New York                                                     *
---------------------------------------------------------- --------------------------------------------------------
                     North Carolina                                                  *
---------------------------------------------------------- --------------------------------------------------------
                      North Dakota                                                   *
---------------------------------------------------------- --------------------------------------------------------
                          Ohio                                                       *
---------------------------------------------------------- --------------------------------------------------------
                        Oklahoma                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Oregon                                                      *
---------------------------------------------------------- --------------------------------------------------------
                      Pennsylvania                                                   *

* Confidential Treatment Requested


                                CIGNA HEALTHCARE
                   EXHIBIT A(1) -- OLSTEN KIMBERLY QUALITYCARE
                HOME CAPITATION RATES -- NON-MEDICARE/NON-MEDICAID


                     HEALTHPLAN SITE                                      NON-MEDICARE/NON-MEDICAID
---------------------------------------------------------- --------------------------------------------------------
                      Rhode Island                                                   *
---------------------------------------------------------- --------------------------------------------------------
                     South Carolina                                                  *
---------------------------------------------------------- --------------------------------------------------------
                      South Dakota                                                   *
---------------------------------------------------------- --------------------------------------------------------
                        Tennessee                                                    *
---------------------------------------------------------- --------------------------------------------------------
                          Texas                                                      *
---------------------------------------------------------- --------------------------------------------------------
                          Utah                                                       *
---------------------------------------------------------- --------------------------------------------------------
                         Vermont                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Virginia                                                     *
---------------------------------------------------------- --------------------------------------------------------
                       Washington                                                    *
---------------------------------------------------------- --------------------------------------------------------
                      West Virginia                                                  *
---------------------------------------------------------- --------------------------------------------------------
                        Wisconsin                                                    *
---------------------------------------------------------- --------------------------------------------------------
                         Wyoming                                                     *
---------------------------------------------------------- --------------------------------------------------------

(1)      Prices effective 1/1/96 through 12/31/98.

(2)      Above prices exclude Home Medical Equipment.

* Confidential Treatment Requested




                             HMO PROGRAM ATTACHMENT
                                   EXHIBIT A.2
                                 TOCOLYTIC RATES


                                CIGNA HEALTHCARE

                   EXHIBIT A(4) -- OLSTEN KIMBERLY QUALITYCARE

                   TOCOLYTIC RATES - NON-MEDICARE/NON-MEDICAID

            HMO CAPITATION RATE FOR HEALTHPLANS ELECTING CAPITATION:
                           $0.11 PER MEMBER PER MONTH

           FEE FOR SERVICES (FFS) RATES FOR HEALTHPLANS ELECTING FFS:

                                                                                     (1)
                         SERVICE                                                  PER DIEMS
---------------------------------------------------------- --------------------------------------------------------
                   Level I Monitoring                                                *
---------------------------------------------------------- --------------------------------------------------------
                   Level II Monitoring                                               *
---------------------------------------------------------- --------------------------------------------------------
                   Level III Monitoring                                              *

* Confidential Treatment Requested

(1) Per Diems include ALL costs -- including, but not limited to, all nursing required, telephonic monitoring, family caregiver training and education, durable medical equipment administered or used in the course of rendering services, medical supplies, disposables, pumps, drugs and medications, general and administrative expenses, etc.

(2)      Prices effective 1/1/96 through 12/31/98.


                                     HMO 10


                             HMO PROGRAM ATTACHMENT
                                   EXHIBIT A.3
               FFS REIMBURSEMENT SCHEDULE - HOME MEDICAL EQUIPMENT


                                CIGNA HEALTHCARE
                   EXHIBIT A(3) -- OLSTEN KIMBERLY QUALITYCARE
           HMO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT -- NON-MEDICARE

 HCPC                                                                             PURCHASE                       RENTAL
 CODE                              DESCRIPTION                                      RATE                          RATE
--------  -----------------------------------------------------------             --------                       ------
E0100     CANE                                                                        *
E0105     QUAD CANE/3PRONG/FIXED ADJ                                                  *
E0110     FOREARM CRUTCH/PAIR/FIXED/ADJ                                               *
E0111     FOREARM CRUTCH/EACH                                                         *
E0112     UNDERARM CRUTCH/WOOD/PAIR/FIXED/ADJ                                         *
E0113     UNDERARM CRUTCH/WOOD/EACH/FIXED/ADJ                                         *
E0114     UNDERARM CRUTCH/ALUM/PAIR/FIXED/ADJ                                         *
E0116     UNDERARM CRUTCH/ALUM/EACH/FIXED/ADJ                                         *
E0130     WALKER/RIGID/FIXED/ADJ                                                      *
E0135     WALKER/FOLDING/FIXED/ADJ                                                    *
E0141     WALKER/RIGID/WHEELED                                                        *
E0142     WALKER/RIGID/WHEELED/SEAT                                                   *
E0143     WALKER/FOLDING/WHEELED                                                      *
E0145     WALKER/WHEELED W/SEAT & CRUTCH ATT.                                         *
E0146     WALKER/WHEELED W/SEAT                                                       *
E0147     WALKER/HD/MULTI BRAKE/VARI-TENSION                                          *
E0153     PLATFORM ATTACHMENT/FOREARM CRUTCH                                          *
E0154     WALKER PLATFORM ATTACHMENT ONLY                                             *
E0155     WHEEL ATTACH/RIGID PICKUP WALKER                                            *
E0156     SEAT ATTACHMENT WALKER                                                      *
E0157     CRUTCH ATTACHMENT/WALKER/EA                                                 *
E0158     LEGAL EXTENSIONS FOR WALKER                                                 *
E0160     SITZ BATH/PORT/FIT COMMODE                                                  *
E0161     SITZ BATH/PORT/FITS COMMODE/W/FAUCETT                                       *
E0163     COMMODE/CHAIR STATIONARY FIXED ARMS                                         *
E0164     COMMODE/CHAIR MOBILE FIXED ARMS                                             *
E0165     COMMODE/CHAIR STATIONARY/DETACH ARMS                                        *
E0166     COMMODE/CHAIR MOBILE/DETACH ARMS                                            *
E0167     PAIL OR PAN FOR USE W/COMMODE CHAIR                                         *
E0176     AIR PRESS. PAD/CUSH. NON-POSITIONING                                        *
E0177     H2O PRESS. PAD/CUSH. NON-POSITIONING                                        *
E0178     GEL PRESS. PAD/CUSH. NON-POSITIONING                                        *
E0179     DRY PRESS. PAD/CUSH. NON-POSITIONING                                        *
E0180     PRESSURE PAD/ALTERNATING W/PUMP                                             *                             *
E0181     PRESSURE PAD/ALTERNATING/W/PUMP/HD                                          *                             *
E0182     PUMP FOR ALTERNATING PRESSURE PAD                                           *                             *
E0184     DRY PRESSURE MATTRESS                                                       *
E0185     GEL PRESSURE PAD FOR MATTRESS                                               *
E0186     AIR PRESSURE MATTRESS                                                       *
E0187     WATER PRESSURE MATTRESS                                                     *
E0188     SYNTHETIC SHEEP SKIN PAD                                                    *
E0189     LAMB WOOL, SHEEP SKIN PAD/ANY SIZE                                          *
E0191     HEAT/ELBOW/PROTECTOR/EA                                                     *
E0192     LOW PRESSURE & POS. EQUALIZATION                                            *                             *

*        Confidential Treatment Requested


                                    HMO 11



                                CIGNA HEALTHCARE
                   EXHIBIT A(3) -- OLSTEN KIMBERLY QUALITYCARE
           HMO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT -- NON-MEDICARE

 HCPC                                                                             PURCHASE                       RENTAL
 CODE                              DESCRIPTION                                      RATE                          RATE
--------  -----------------------------------------------------------             --------                       ------
E0193     LOW AIR LOSS-BED MATTRESS REPLACEMENT                                                                     *
E0194     AIR FLUIDIZED BED                                                                                         *
E0195     REPLACEMENT PAD/ALTERNATING PRESS                                           *
E0196     GEL PRESSURE MATTRESS                                                       *
E0197     AIR PRESSURE PAD FOR MATTRESS                                               *
E0198     WATER PRESSURE PAD FOR MATTRESS                                             *
E0199     DRY PRESSURE PAD FOR MATTRESS                                               *
E0210     PAD, ELECTRIC, HEAT, STANDARD                                               *
E0215     PAD, ELECTRIC, MOIST HEAT                                                   *
E0237     H2O CIRC. HEAT PAD W/PUMP                                                   *                             *
E0238     PAD, HEAT PAD, NON-ELECTRIC, MOIST                                          *
E0243     TOILET RAIL, EACH                                                           *
E0244     RAISED TOILET SEAT                                                          *
E0245     TUB STOOL OR BENCH W/O BACK                                                 *
E0246     TRANSFER TUB RAIL ATTACHMENT                                                *
E0249     PAD FOR WATER CIRCULATING HEAT UNIT                                         *
E0250     BED/FH/SR/MATT                                                              *                             *
E0251     BED/FH/SR/W/O MATT                                                          *                             *
E0255     BED/VH/HI-LOW/SR/MATT                                                       *                             *
E0256     BED/VH/HI-LOW/SR/W/O MATT                                                   *                             *
E0260     BED/SEMI-ELEC/SR/MATT                                                       *                             *
E0261     HOSPITAL BED/VARI HGHT/SR/W/O MATT                                          *                             *
E0265     BED/FULL-ELEC/SR/MATT                                                       *                             *
E0266     BED/FULL-ELEC/SR/W/O MATT                                                   *                             *
E0271     MATTRESS/INNER SPRING                                                       *
E0272     MATTRESS/FOAM RUBBER                                                        *
E0274     OVERBED TABLE                                                               *                             *
E0275     BED PAN/STD METAL OR PLASTIC                                                *
E0276     BED PAN/FRACTURE/METAL OR PLASTIC                                           *
E0280     BED CRADLE, ANY TYPE                                                        *
E0290     BED/F/W/O SR/MATT                                                           *                             *
E0291     BED/F/W/O SR/W/O MATT                                                       *                             *
E0292     BED/VH/HI-LO/W/O SR/MATT                                                    *                             *
E0293     BED/VH/HI-LO/W/O SR/W/O MATT                                                *                             *
E0294     BED/SEMI-ELEC/W/O SR/MATT                                                   *                             *
E0295     BED/SEMI-ELEC/W/O SR/W/O MATT                                               *                             *
E0296     BED/FULL-ELEC/W/O SR/W/O MATT                                               *                             *
E0297     BED/FULL-ELEC/W/O SR/MATT                                                   *                             *
E0325     URINAL/MALE/JUG-TYPE/ANY MATERIAL                                           *
E0326     URINAL/FEMALE/JUG-TYPE/ANY MATERIAL                                         *
E0425     STATIONARY GAS SYS. PURCH                                                   *                             *
E0430     O2 GAS SYS/PORT/ACCESS/PURCH                                                *                             *
E0431     O2 GAS SYS/PORT/ACCESS/RENTAL                                                                             *
E0434     O2 LIQUID/PORT/ACCESS/RENTAL                                                                              *

*        Confidential Treatment Requested




                                CIGNA HEALTHCARE
                   EXHIBIT A(3) -- OLSTEN KIMBERLY QUALITYCARE
           HMO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT -- NON-MEDICARE

 HCPC                                                                             PURCHASE                       RENTAL
 CODE                              DESCRIPTION                                      RATE                          RATE
--------  -----------------------------------------------------------             --------                       ------
E0435     O2 LIQUID SYS/PORT/ACCESSORIES/PURCH                                        *
E0439     STATIONARY LIQUID SYSTEM/RENTAL                                                                           *
E0440     STATIONARY LIQUID SYSTEM/PURCHASE                                           *
E0442     O2 CONTENTS/LIQUID/PER UNIT                                                 *
E0444     PORTABLE O2 CONTENTS/LIQUID/1 LB.                                           *
E0450     VOLUME VENTILATOR/STAT OR PORT                                              *                             *
E0452     INTERMITTENT ASSIST DEVICE/BIPAP/TU                                         *                             *
E0453     THERAPEUTIC VENT FOR <12 HRS./DAY                                           *                             *
E0460     NEG PRESSURE VENT/PORT/STATIONARY                                           *                             *
E0480     PERCUSSOR/ELEC OR PNEUMATIC HOME                                            *                             *
E0500     IPPB MACHINE/ALL TYPES                                                      *                             *
E0550     HUMIDIFIER/DURABLE/FOR IPPB OR O2                                           *                             *
E0555     HUMIDIFIER/REUSE/PLASTIC OR GAS                                             *
E0565     COMPRESSOR/BEDSIDE CONTINUOUS                                               *                             *
E0570     NEBULIZER W/COMP IE/PULMO-AIDE                                              *
E0575     NEBULIZER/ULTRASONIC, HD CONTIN. USE                                        *                             *
E0585     NEBULIZER W/COMPRESSOR & HEATER                                             *                             *
E0600     SUCTION PUMP/HOME USE/PORTABLE                                              *                             *
E0601     CONT AIRWAY PRESSURE DEVICE/CPAP                                            *                             *
E0607     HOME BLOOD GLUCOSE MONITOR                                                  *                             *
E0608     APNEA MONITOR                                                               *                             *
E0620     SEAT LIFT CHAIR/MOTORIZED                                                   *                             *
E0621     SLING/SEAT FOR PATIENT LIFT                                                 *
E0630     PATIENT LIFT/HYDRAULIX W/ST OR SLN                                          *                             *
E0650     PNEUMATIC COMP/LYMPH EDEMA PUMP                                             *                             *
E0651     PNEUMATIC COMP/LYMPH PUMP/NON GRAD                                          *                             *
E0652     PNEUMATIC COMP/LYMPH PUMP/CAL GRAD                                          *                             *
E0655     PNEUMATIC APPLIANCE/HALF ARM                                                *
E0660     PNEUMATIC APPLIANCE/FULL LEG                                                *
E0665     PNEUMATIC APPLIANCE/FULL ARM                                                *
E0666     PNEUMATIC APPLIANCE/HALF LEG                                                *
E0667     PNEUMATIC APP/USED W/SEG COMP/LEG                                           *
E0720     TENS/2 LEAD                                                                 *                             *
E0730     TENS/4 LEAD                                                                 *                             *
E0745     NEUROMUSCULAR STIM/ELECTRIC SHOCK                                           *                             *
E0776     IV POLE                                                                     *                             *
E0840     CERVICAL TRACTION FRAME/HEADBOARD                                           *
E0850     CERVICAL TRACTION STAND FREE STANDING                                       *
E0860     OVERDOOR CERVICAL TRACTION                                                  *                             *
E0870     EXTREMITY TRACTION/FOOTBOARD/BUCKS                                          *                             *
E0880     EXTREMITY TRACTION/FREE STANDING                                            *                             *
E0890     PELVIC TRACTION/FOOTBOARD                                                   *                             *
E0900     PELVIC TRACTION/FREE STANDING                                               *                             *
E0910     TRAPEZE BAR ATTACHED TO BED                                                 *                             *

*        Confidential Treatment Requested




                                CIGNA HEALTHCARE
                   EXHIBIT A(3) -- OLSTEN KIMBERLY QUALITYCARE
           HMO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT -- NON-MEDICARE

 HCPC                                                                             PURCHASE                       RENTAL
 CODE                              DESCRIPTION                                      RATE                          RATE
--------  -----------------------------------------------------------             --------                       ------
E0920     FRACTURE FRAME/ATT'D TO BED W/WEIGHTS                                       *                             *
E0930     FRACTURE FRAME/FREE STANDING W/WEIGHTS                                      *                             *
E0935     KNEE CPM PER DAY                                                                                          *
E0940     TRAPEZE BAR/FREE STANDING W/BAR                                             *                             *
E0942     CERVICAL HEAD HARNESS/HALTER                                                *
E0946     FRACTURE FRAME DUAL W/CROSS BARS                                            *
E0951     LOOP HEEL/EACH                                                              *
E0952     LOOP TOE/EACH                                                               *
E0953     PNEUMATIC TIRE/EACH                                                         *
E0954     SEMI PNEUMATIC CASTER/EACH                                                  *
E0958     W/C ATTACH TO CONVERTER TO 1 ARM DRIV                                       *
E0959     AMPUTEE ATTACHMENT                                                          *
E0961     W/C BRAKE EXTENSION                                                         *
E0962     1" CUSHION FOR WHEELCHAIR                                                   *
E0963     2" CUSHION FOR WHEELCHAIR                                                   *
E0964     3" CUSHION FOR WHEELCHAIR                                                   *
E0965     4" CUSHION FOR WHEELCHAIR                                                   *
E0966     HOOK ON HEAD REST EXT.                                                      *
E0967     WC HANDRIMS WITH 8 VERT TIPS PAIR                                           *
E0968     COMMODE SEAT/WHEELCHAIR                                                     *
E0969     NARROWING DEVICE/WHEELCHAIR                                                 *
E0970     #2 FOOTPLATES/EXC FOR ELEC LEG REST                                         *
E0971     ANTI-TIPPING DEVICE FOR WHEELCHAIR                                          *
E0972     TRANSFER BOARD/WHEELCHAIR                                                   *
E0973     ADJ HGHT/DETACH ARMS/DESK FULL M/C                                          *
E0974     GRADE AID FOR WC                                                            *
E0975     REINFORCED SEAT UPHOLSTERED                                                 *
E0976     REINFORCED BACK W/O UPHOLSTERY                                              *
E0977     WEDGE CUSHION/WHEELCHAIR                                                    *
E0978     WC SAFETY BELT/AIRLINE BUCKLE                                               *
E0979     WC SAFETY BELT/VELCRO CLOSURE                                               *
E0980     SAFETY VEST/WHEELCHAIR                                                      *
E0990     ELEVATING LEG REST/EACH                                                     *
E0991     UPHOLSTERY SEAT                                                             *
E0992     SOLID SEAT INSERT                                                           *
E0993     BACK/UPHOLSTERY                                                             *
E0994     ARM REST/EACH                                                               *
E0995     CALF REST/EACH                                                              *
E0996     TIRE/SOLID/EACH                                                             *
E0997     CASTER W/ FORK/EACH                                                         *
E0998     CASTER W/O FORK/ EACH                                                       *
E0999     PNEUMATIC TIRE WITH WHEEL                                                   *
E1000     TIRE PNEUMATIC CASTER                                                       *
E1001     WHEEL/SINGLE                                                                *

*        Confidential Treatment Requested




                                CIGNA HEALTHCARE
                   EXHIBIT A(3) -- OLSTEN KIMBERLY QUALITYCARE
           HMO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT -- NON-MEDICARE

 HCPC                                                                             PURCHASE                       RENTAL
 CODE                              DESCRIPTION                                      RATE                          RATE
--------  -----------------------------------------------------------             --------                       ------
E1030     WC/FA REMOVABLE FOOTRESTS                                                   *                             *
E1031     ROLLABOUT CHAIR                                                             *                             *
E1050     FULL RECLINE/FIXED ARMS/DELR/WC                                             *                             *
E1060     FULL RECLINE/DETACH ARMS/DELR                                               *                             *
E1065     POWER ATTACH TO CONVERT WC TO POWER                                         *                             *
E1070     FULL RECLINE/DA/SDFR                                                        *                             *
E1083     HEMI WC/FA/ELR                                                              *                             *
E1084     HEMI WC/DA/SDFR                                                             *                             *
E1085     HEMI WC/FA/SDFR                                                             *                             *
E1086     W/C STANDARD HEMI DA SDFR                                                   *                             *
E1087     W/C HI STRENGTH LT WT FA ELR                                                *                             *
E1088     W/C HI STRENGTH LT WT DA ELR                                                *                             *
E1089     W/C HI STRENGTH FA SDFR                                                     *                             *
E1090     W/C HI STRENGTH LT WT RA SDFR                                               *                             *
E1091     YOUTH WHEELCHAIR, ANY TYPE                                                  *                             *
E1092     W/C HD WIDE DA ELR                                                          *                             *
E1093     W/C HD WIDE DA FR                                                           *                             *
E1100     SEMI RECLINING W/C FA ELR                                                   *                             *
E1110     WC SEMI-RECLINING/DA OR ELR                                                 *                             *
E1130     WC STANDARD FA/SDFR                                                         *                             *
E1140     WC STANDARD DA/SDFR                                                         *                             *
E1150     WC STANDARD DA/ELR                                                          *                             *
E1160     WC STANDARD FA/ELR                                                          *                             *
E1170     AMPUTEE WC FA/ELR                                                           *                             *
E1171     AMPUTEE WC FA W/O SDFR OR ELR                                               *                             *
E1172     AMPUTEE WC DA W/O SDFR OR ELR                                               *                             *
E1180     AMPUTEE WC DA/SDFR                                                          *                             *
E1190     AMPUTEE WC DA/ELR                                                           *                             *
E1195     HEAVY DUTY WC FA/ELR                                                                                      *
E1200     AMPUTEE WC FA/SDFR                                                                                        *
E1210     MOTORIZED WC FA/ELR                                                                                       *
E1211     MOTORIZED WC DA/ELR                                                                                       *
E1212     WC/MOTORIZED/FFLA/SDFR                                                                                    *
E1213     MOTORIZED WC DA/SDFR                                                                                      *
E1240     WC LIGHTWEIGHT DA/ELR                                                       *                             *
E1250     WE LIGHTWEIGHT FA/SDFR                                                      *                             *
E1260     WC LIGHTWEIGHT/DA/SDFR                                                      *                             *
E1270     WC LIGHTWEIGHT FA/ELR                                                       *                             *
E1353     REGULATOR, FOR PURCHASED TANK                                               *
E1355     TANK STAND/RACK                                                             *
E1372     EXTERNAL HEATER IMMERSION FOR NEB                                           *                             *
E1375     PORTABLE NEB W/SMALL COMP./LTD. FLOW                                                                      *
E1377     COMPRESSOR, LIGHT DUTY ADJ. PRESSURE                                        *                             *
E1378     O2 CONCENTRATOR/HI HUMID/=488 CU FT.                                        *                             *

*        Confidential Treatment Requested




                                CIGNA HEALTHCARE
                   EXHIBIT A(3) -- OLSTEN KIMBERLY QUALITYCARE
           HMO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT -- NON-MEDICARE

 HCPC                                                                             PURCHASE                       RENTAL
 CODE                              DESCRIPTION                                      RATE                          RATE
--------  -----------------------------------------------------------             --------                       ------
E1379     O2 CONCENTRATOR/HI HUMID/=732 CU FT.                                        *                             *
E1380     O2 CONCENTRATOR/HI HUMID/=976 CU FT.                                        *                             *
E1381     O2 CONCENTRATOR/HI HUMID/=1220 CU FT.                                       *                             *
E1382     PULSE OXIMETER CONT/OVERNOC INCL.PROVE                                      *                             *
E1383     O2 CONCENTRATOR/HI HUMID/=1708 CU FT.                                       *                             *
E1384     O2 CONCENTRATOR/HI HUMID/=1952 CU FT.                                       *                             *
E1385     OXYGEN ANALYZER                                                             *                             *
E1400     OXYGEN CONCENTRATOR 2 LITER                                                 *                             *
E1401     O2 CONCENTRATOR BETWEEN 2L & 4L                                             *                             *
E1402     O2 CONCENTRATOR BETWEEN 3L & 4L                                             *                             *
E1403     O2 CONCENTRATOR BETWEEN 4L & 5L                                             *                             *
E1404     O2 CONCENTRATOR OVER 5L @ 85% CONC                                          *                             *
E1405     O2 & H20 ENRICHING SYS/HTD DELIVERY                                         *                             *
E1406     O2 & H20 ENRICHING SYS/NON HTD DELIVERY                                     *                             *

(1) HME PROVIDED TO PATIENTS OTHER THAN LISTED ABOVE WILL BE BILLED AT A 30% DISCOUNT FROM PROVIDER'S USUAL AND CUSTOMARY CHARGE.

(2) SPECIAL ORDER, CUSTOM WHEELCHAIRS WILL BE DISCONTINUED 20% FROM MANUFACTURERS' SUGGESTED RETAIL.

*        Confidential Treatment Requested

                             HMO PROGRAM ATTACHMENT
                                   EXHIBIT A.4
                     HOME MEDICAL EQUIPMENT CAPITATION RATES

-------------------------------------------------------------------------------------------------------------------
                                CIGNA HEALTHCARE
                   EXHIBIT A(4) -- OLSTEN KIMBERLY QUALITYCARE
                HME CAPITATION RATES -- NON-MEDICARE/NON-MEDICAID
-------------------------------------------------------------------------------------------------------------------
                     HEALTHPLAN SITE                                      NON-MEDICARE/NON-MEDICAID
---------------------------------------------------------- --------------------------------------------------------
                         Alabama                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Arizona                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Arkansas                                                     *
---------------------------------------------------------- --------------------------------------------------------
                       California                                                    *
---------------------------------------------------------- --------------------------------------------------------
                        Colorado                                                     *
---------------------------------------------------------- --------------------------------------------------------
                       Connecticut                                                   *
---------------------------------------------------------- --------------------------------------------------------
                        Delaware                                                     *
---------------------------------------------------------- --------------------------------------------------------
                  District of Columbia                                               *
---------------------------------------------------------- --------------------------------------------------------
                         Florida                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Georgia                                                     *
---------------------------------------------------------- --------------------------------------------------------
                          Idaho                                                      *
---------------------------------------------------------- --------------------------------------------------------
                        Illinois                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Indiana                                                     *
---------------------------------------------------------- --------------------------------------------------------
                          Iowa                                                       *
---------------------------------------------------------- --------------------------------------------------------
                         Kansas                                                      *
---------------------------------------------------------- --------------------------------------------------------
                        Kentucky                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Louisiana                                                    *
---------------------------------------------------------- --------------------------------------------------------
                        Lovelace                                                     *
---------------------------------------------------------- --------------------------------------------------------
                          Maine                                                      *
---------------------------------------------------------- --------------------------------------------------------
                        Maryland                                                     *
---------------------------------------------------------- --------------------------------------------------------
                      Massachusetts                                                  *
---------------------------------------------------------- --------------------------------------------------------
                        Michigan                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Minnesota                                                    *
---------------------------------------------------------- --------------------------------------------------------
                       Mississippi                                                   *
---------------------------------------------------------- --------------------------------------------------------
                        Missouri                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Montana                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Nebraska                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Nevada                                                      *
---------------------------------------------------------- --------------------------------------------------------
                      New Hampshire                                                  *
---------------------------------------------------------- --------------------------------------------------------
                       New Jersey                                                    *
---------------------------------------------------------- --------------------------------------------------------
              New Mexico (except Lovelace)                                           *
---------------------------------------------------------- --------------------------------------------------------
                        New York                                                     *
---------------------------------------------------------- --------------------------------------------------------
                     North Carolina                                                  *
---------------------------------------------------------- --------------------------------------------------------
                      North Dakota                                                   *
---------------------------------------------------------- --------------------------------------------------------
                          Ohio                                                       *
---------------------------------------------------------- --------------------------------------------------------
                        Oklahoma                                                     *
---------------------------------------------------------- --------------------------------------------------------
                         Oregon                                                      *
---------------------------------------------------------- --------------------------------------------------------
* Confidential Treatment Requested

                                     HMO 12





-------------------------------------------------------------------------------------------------------------------
                                              CIGNA HEALTHCARE
                                 EXHIBIT A(4) -- OLSTEN KIMBERLY QUALITYCARE
                              HME CAPITATION RATES -- NON-MEDICARE/NON-MEDICAID
-------------------------------------------------------------------------------------------------------------------
                     HEALTHPLAN SITE                                      NON-MEDICARE/NON-MEDICAID
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                      Pennsylvania                                                   *
---------------------------------------------------------- --------------------------------------------------------
                      Rhode Island                                                   *
---------------------------------------------------------- --------------------------------------------------------
                     South Carolina                                                  *
---------------------------------------------------------- --------------------------------------------------------
                      South Dakota                                                   *
---------------------------------------------------------- --------------------------------------------------------
                        Tennessee                                                    *
---------------------------------------------------------- --------------------------------------------------------
                          Texas                                                      *
---------------------------------------------------------- --------------------------------------------------------
                          Utah                                                       *
---------------------------------------------------------- --------------------------------------------------------
                         Vermont                                                     *
---------------------------------------------------------- --------------------------------------------------------
                        Virginia                                                     *
---------------------------------------------------------- --------------------------------------------------------
                       Washington                                                    *
---------------------------------------------------------- --------------------------------------------------------
                      West Virginia                                                  *
---------------------------------------------------------- --------------------------------------------------------
                        Wisconsin                                                    *
---------------------------------------------------------- --------------------------------------------------------
                         Wyoming                                                     *
---------------------------------------------------------- --------------------------------------------------------

(1)      Prices effective 1/1/96 through 12/31/98.

(2)      Above prices have NO exclusions for home medical equipment.

* Confidential Treatment Requested






                             HMO PROGRAM ATTACHMENT
                                   EXHIBIT A.5
                        UTILIZATION MANAGEMENT STANDARDS


Refer to Milliman and Robertson Health Care Management Guidelines, Volume 4, Home Care and Case Management, as revised or supplemented.



                                     HMO 13






                             HMO PROGRAM ATTACHMENT
                                   EXHIBIT A.6
                            HMO PROGRAM REQUIREMENTS


This highlights the essential features of CIGNA's HMO Program Requirements for Provider. Provider must follow Program Requirements in order to receive payment for services rendered to Participants hereunder. Participants must also follow applicable Program Requirements in order to receive benefits.



                                     HMO 14





VII.     PARTICIPANT IDENTIFICATION

1. Participants must present an HMO ID card to Provider or Subcontractor at the time of service.

2. The ID card itself does not guarantee eligibility. Provider or Subcontractor should verify Participant eligibility with CIGNA.

VIII.    COMPENSATION AND BILLING

1. Encounter data will contain all of the required data elements of a paid claim and will reflect services rendered to CIGNA Participants either by Provider directly or through Subcontractors.

2. For Covered Home Care Services rendered by Provider or Subcontractors to Participants out-of-network (i.e., Participant failed to obtain Participating Primary Care Physician authorization), Provider shall bill CIGNA electronically in a format acceptable to CIGNA. Such claims must be sent to the centralized billing location designated by CIGNA.

3. Provider's Subcontractors may not bill CIGNA directly for Covered Home Care Services referred to Provider under any circumstances.

4. Provider and Subcontractors shall not bill Participants for Covered Home Care Services rendered. For in-network Covered Home Care Services, Provider or Subcontractors will collect from or bill to Participant any applicable Copayments. For out-of-network Covered Home Care Services rendered by Provider or Subcontractors, Deductibles and Coinsurance should be billed to the Participant following the receipt of the Explanation of Benefits (EOB) letter from CIGNA.

5. Questions concerning the payment of individual claims should be directed to CIGNA.

IX.      REFERRALS/PRIOR AUTHORIZATION

1. Provider and Subcontractors must communicate and collaborate with the Participant's Primary Care Physician in the management of the Participant's care.

X.       DISPUTE RESOLUTION

1. Disputes arising with respect to the performance or the interpretation of this Agreement shall be submitted to the Healthplan Medical Director for review and resolution. If Provider is not satisfied with the resolution, Provider may submit the matter to the National Medical Director, CIGNA Health Corporation. The National Medical Director or his designee will review the matter and may seek written statements from the Healthplan Medical Director, Provider, Subcontractors, and others as appropriate. The decision of the National Medical Director will be binding on CIGNA and Provider if the resolution is accepted by Provider.


                                     HMO 15



2. If the parties are unable to resolve the dispute through the aforementioned process, the parties shall resolve the dispute in accordance with the dispute resolution procedures outlined in Section III.N. of the Agreement.



                                     HMO 16




                             PPO PROGRAM ATTACHMENT
                    TO NATIONAL HOME CARE PROVIDER AGREEMENT


PURPOSE

The terms and provisions of this PPO Program Attachment and the Agreement are applicable to Covered Home Care Services rendered in accordance with a Service Agreement which is consistent with the PPO Program. The PPO Program includes CIGNA'S PPO and Gatekeeper PPO products.

XI       PARTIES' OBLIGATIONS

A.       Services

Provider shall provide or arrange for all Covered Home Care Services that are ordered or prescribed by a physician for Participants and referred to Provider in accordance with the terms of this Agreement, this PPO Program Attachment and applicable PPO Program Requirements.

B.       Compensation and Billing

1. Provider's reimbursement for Covered Home Care Services shall be based upon the fees set forth in Exhibits B.(1)-(3), less applicable Copayments, Deductibles and Coinsurance. Provider guarantees that the rates set forth in Exhibits B.(1)-(3) are effective for a period of one year from the Effective Date. For the second year of this Agreement, such rates will be increased by the lesser of 50% of the annual national Consumer Price Index-Medical Component, or comparable successor measure, established as of October 1, 1996 or 4%. For the third year of this Agreement, the rates will be increased by the lesser of 50% of the annual national Consumer Price Index-Medical Component, or comparable successor measure, established as of October 1, 1997 or 4%.

2. Provider shall submit claims for Covered Home Care Services under this Program Attachment and receive payment for valid claims according to the following:

         a.       Provider   shall  submit  claims   electronically,   to   the
                  extent technologically  feasible,  for  reimbursement  for all Covered Home Care Services within ninety (90) days of the date those services are rendered or, if Payor is the secondary payor with regard to the claim, within ninety
                  (90) days of the date Payor is determined to be secondary. Claims will be submitted in accordance with the rates set forth in the Exhibits attached hereto and in accordance
                  with the   requirements   mutually  agreed  upon  by  the
                  parties   during implementation of this Agreement.


                                      PPO 1



                  Claims  received  after  this  ninety  (90)  day  period  may
                  be  denied   for payment. Provider shall submit claims to the
                  location described in PPO Program Requirements. Provider agrees to work in good faith to assure that claims can be submitted to CIGNA electronically and shall make any reasonable capital expenditures necessary to enhance its systems in order to enable such submission by April 1, 1997.

         b.       If  a   claim  meets   the   above-referenced   mutually
                  agreed upon requirements, any amount owing under this Agreement shall be paid within thirty (30) days after receipt, unless additional required information is requested within the thirty (30) day period, or unless the claim involves coordination of benefits, except as otherwise provided for in this Program Attachment.

3. CIGNA shall deduct any Copayments, Deductibles, or Coinsurance required by the Service Agreement from payment due to Provider. Deduction for the Copayment, Deductible, or Coinsurance shall be determined on the basis of rates set forth in this Attachment.

4. Provider's reimbursement as set forth herein shall be payment in full for Covered Home Care Services rendered by Provider and Subcontractors pursuant to this Agreement, except for Copayments, Deductibles and Coinsurance.

5. When Provider has been notified in advance that a particular service is not Medically Necessary, Provider and its Subcontractors shall not change the Participant for such service unless, in advance of the provision of such service, Provider or Subcontractor has notified the Participant that the service is not covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such services.

6. Provider will look solely to CIGNA and Subcontractors will look solely to Provider for compensation for Covered Home Care Services except for Copayments, Deductibles or Coinsurance. Provider agrees that whether or nor there is any unresolved dispute for payment, that under no circumstances will Provider or its Subcontractors directly or indirectly make any charges or claims, other than for Copayments, Deductibles or Coinsurance against any Participants or their representatives for Covered Home Care Services and that this provision survives termination of this Agreement for services rendered prior to such termination. Except for the collection of Copayments, Deductibles or Coinsurance, only those services that are not Covered Home Care Services may be billed directly to Participants, subject to limitations listed above. This paragraph is to be interpreted for the benefit of Participants and does not diminish the obligation of CIGNA to make payments to Provider according to the terms of this Agreement.

7. All rates include the cost of routine lab specimen collection by a nurse and delivered to a laboratory specified by CIGNA provided that Provider and such laboratory can reach a reasonable accommodation with respect to the logistics of such collection and delivery and with respect to the provision of applicable laboratory supplies.

8. For patients receiving two or more therapies on the same day, Provider will receive the highest applicable per diem for the first therapy. For most therapies, this per diem will include drugs as per the fee schedule. For each additional therapy except for parenteral, enteral and IV push/IM/SQ injections, Provider will receive $30 for each therapy, plus AWP less the applicable discount. Parenteral, enteral and IV push/IM/SQ injections will be paid in the usual manner.

C.       COORDINATION OF BENEFITS

1. Certain claims for services rendered to Participants are claims for which another payor may be primarily responsible under coordination of benefit rules. Provider shall bill such claims to the primary payor when information regarding such primary payor is available, or upon CIGNA's request and shall comply with the primary payor's billing rules, including, but not limited to, any of the primary payor's limitations on billing Participants.

2. When CIGNA or CIGNA's designated Payor is primary under applicable coordination of benefits rules, CIGNA shall pay benefits as set forth in this Agreement without regard to the obligations of any secondary payor.

3. When CIGNA or CIGNA's designated Payor is determined to be secondary to any other payor including Medicare, CIGNA will pay no greater amount than the difference between the amount payable to Provider by the primary payor and the amount for Covered Home Care Services owing under this Agreement. CIGNA shall not be liable for any amount unless CIGNA has received Provider's claim for such secondary payment within 90 days of the date when CIGNA is determined to be secondary.

D.       Utilization Management/Cost Containment



                                      PPO 2





1. Provider shall evaluate whether each Participant order or prescription it receives for Covered Home Care Services under this Program are Medically Necessary, utilizing Utilization Management guidelines mutually developed by the parties, including, but not limited to, the Milliman and Robertson Home Care and Case Management Guidelines set forth in Exhibit A.5 to the HMO Program Attachment.

2. Provider will notify CIGNA's Intracorp subsidiary of each referral it receives for Covered Home Care Services and will coordinate with Intracorp in the provision of case management and concurrent inpatient utilization review services to Participants under this Program. The parties will determine the specific roles and responsibilities of CIGNA, Provider and Intracorp with respect to Utilization Management during the implementation process.

3. CIGNA will review claims submitted for Covered Home Care Services by Provider and Subcontractors under this Program to assure that all billed services were Medically Necessary, based on utilization review criteria mutually developed by both parties. If an individual at Intracorp (or its successor function) identified by CIGNA certifies to Provider the Medical Necessity of a particular service in advance of the provision of such service, CIGNA shall not retrospectively deny payment for such service on the basis of Medical Necessity.

4. Where CIGNA determines billed services not to be Medically Necessary and denies payment, Provider may appeal the payment denial in accordance with the appeal procedures described in the Program Requirements to this Program Attachment.

XII      RIGHTS AND OBLIGATIONS UPON TERMINATION

This Agreement provides for an alternative method of payment of Provider charges incurred by the Participant during the existence of this Agreement. It is not a contract for the provision of service to the Participant. Termination of this Agreement terminates the alternative method of payment with regard to services provided after the date of termination. Termination of this Agreement should in no way be construed as affecting any Provider's relationship with the patient other than removing this alternative payment system.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



                                      PPO 3





                             PPO PROGRAM ATTACHMENT
                                   EXHIBIT B.1
                    FFS REIMBURSEMENT SCHEDULE -- HOME HEALTH

-------------------------------------------------------------------------------------------------------------------
                                             CIGNA HEALTHCARE
                                EXHIBIT B(1) -- OLSTEN KIMBERLY QUALITYCARE
                                      PPO FEE SCHEDULE -- HOME HEALTH
-------------------------------------------------------------------------------------------------------------------
                                                                       (1)                         (2)
                                                                      VISIT                       HOURLY
                         SERVICE                                      RATE                         RATE
----------------------------------------------------------- --------------------------- ---------------------------
                      RN -- High Tech                                   *                           *
----------------------------------------------------------- --------------------------- ---------------------------
                            RN                                          *                           *
----------------------------------------------------------- --------------------------- ---------------------------
                           LPN                                          *                           *
----------------------------------------------------------- --------------------------- ---------------------------
                     LPN -- High Tech                                   *                           *
----------------------------------------------------------- --------------------------- ---------------------------
                     Home Health Aide                                   *                           *
----------------------------------------------------------- --------------------------- ---------------------------
                     Physical Therapy                                   *
----------------------------------------------------------- --------------------------- ---------------------------
                Physical Therapy Assistant                              *
----------------------------------------------------------- --------------------------- ---------------------------
                   Occupational Therapy                                 *
----------------------------------------------------------- --------------------------- ---------------------------
              Occupational Therapy Assistant                            *
----------------------------------------------------------- --------------------------- ---------------------------
                      Speech Therapy                                    *
----------------------------------------------------------- --------------------------- ---------------------------
                   Medical Social Work                                  *
----------------------------------------------------------- --------------------------- ---------------------------
                      Phelebotomist                                     *                           *
----------------------------------------------------------- --------------------------- ---------------------------
                   Respiratory Therapy                                  *
----------------------------------------------------------- --------------------------- ---------------------------
                   Registered Dietician                                 *
----------------------------------------------------------- --------------------------- ---------------------------
                        Companion                                       *                           *
----------------------------------------------------------- --------------------------- ---------------------------
                         Live-In                                        *
----------------------------------------------------------- --------------------------- ---------------------------

(1)      Visits are defined as two (2) hours or less in duration.
(2)      Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.
(3)      We do not reimburse for travel time, weekend, holiday or evening differentials.
(4)      Above prices have NO exclusions.
(5)      For home health services not on fee schedule, 70% of Provider's usual and customary charge will apply.
(6)      Prices effective 1/1/96 through 12/31/96.


* Confidential Treatment Requested

                                      PPO 4





                             PPO PROGRAM ATTACHMENT
                                   EXHIBIT B.2
                   FFS REIMBURSEMENT SCHEDULE -- HOME INFUSION


                   EXHIBIT B(2) -- OLSTEN KIMBERLY QUALITYCARE
                        PPO FEE SCHEDULE -- HOME INFUSION

                                                      (1)               (2)                              (3)
                                                                                                       PER DIEMS
                                                   PER DIEMS         PER DIEMS           DRUGS        FOR MULTIPLE         DRUGS
                                                   INCLUDING         EXCLUDING           % OFF         THERAPIES           % OFF
              SERVICE                                DRUGS             DRUGS              AWP         (EXCL. DRUGS)         AWP
--------------------------------------             ---------         ---------           -----        -------------        -----
    Total Parenteral Nutrition                          *                   *               *               *                 *
         Enteral Nutrition                              *                   *               *               *                 *
      Anti-Infective Infusion                           *                   *               *               *                 *
Chemotherapy (Continuous or Bolus)                      *                   *               *               *                 *
          Pain Management                               *                   *               *               *                 *
         Hydration Therapy                              *                   *               *               *                 *
         Chelation Therapy                              *                   *               *               *                 *
         Inotropic Therapy                              *                   *               *               *                 *
          Anticoagulation                               *                   *               *               *                 *
        Methylprednisolone                              *                   *               *               *                 *
        Immunoglobulin (4)                              *                   *               *               *                 *
 Specialty-Dosed IV Therapies (5)                       *                   *               *               *                 *
       Ceradase/cerazyme (6)                            *                   *               *               *                 *
   IV Push/IM/SQ Injections (7)                         *                   *               *               *                 *

(1) Per Diems under column 1 include ALL costs-- including, but not limited to, cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

(2) Per Diems under column 2 are only for those specific therapies for which a per diem inclusive of drugs cannot be provided. For such therapies, the quoted per diems plus * will apply, with the only exception being Ceradase/Cerazyme which shall be paid at its applicable per diem plus AWP with no discount.

(3) For patients receiving two or more therapies on the same day, Provider will receive the highest applicable per diem for the first therapy. For most therapies, this per diem will include drugs as per the fee schedule above. For each additional therapy except for parenteral, enteral and IV Push/IM/SQ injections, Provider will receive $30 for each therapy, plus AWP less the applicable discount for those drugs used in the additional therapies. Parenteral, enteral and IV Push/IM/SQ injections will be paid in their usual manner.

(4) The per diems for Immunoglobulin do not include drugs. As a single therapy, Immunoglobulin will be paid at $ per diem plus *.

(5) The per diems for Specialty-Dosed IV Therapies do not include drugs. As a single therapy, a Specialty-Dosed Therapy will be paid at *.

(6) The per diems for Ceradase/Cerazyme do not include drugs. As a single therapy, Ceradase or Cerazyme will be paid at * with no discount.

(7) The per diems for IV Push/IM/SQ Injections do not include drugs. IV Push/IM/SQ Injections will be paid at *.

(8) The per diem rate shall only be charged for those days the Participant receives medication.

(9)      Prices effective 1/1/96 through 12/31/96.

(10) For home infusion pharmaceuticals not listed on fee schedule *, will apply.

*        Confidential Treatment Requested

                                     PPO 5


                             PPO PROGRAM ATTACHMENT
                                   EXHIBIT B.3
              FFS REIMBURSEMENT SCHEDULE -- HOME MEDICAL EQUIPMENT

                                CIGNA HEALTHCARE
                   EXHIBIT B(3) -- OLSTEN KIMBERLY QUALITYCARE
                   PPO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT

 HCPC                                                                            PURCHASE                       RENTAL
 CODE                            DESCRIPTION                                       RATE                          RATE
-----      ---------------------------------------------------------             --------                       ------
E0100      CANE                                                                      *
E0105      QUAD CANE/3PRONG/FIXED ADJ                                                *
E0110      FOREARM CRUTCH/PAIR/FIXED/ADJ                                             *
E0111      FOREARM CRUTCH/EACH                                                       *
E0112      UNDERARM CRUTCH/WOOD/PAIR/FIXED/ADJ                                       *
E0113      UNDERARM CRUTCH/WOOD/EACH/FIXED/ADJ                                       *
E0114      UNDERARM CRUTCH/ALUM/PAIR/FIXED/ADJ                                       *
E0116      UNDERARM CRUTCH/ALUM/EACH/FIXED/ADJ                                       *
E0130      WALKER/RIGID/FIXED/ADJ                                                    *
E0135      WALKER/FOLDING/FIXED/ADJ                                                  *
E0141      WALKER/RIGID/WHEELED                                                      *
E0142      WALKER/RIGID/WHEELED/SEAT                                                 *
E0143      WALKER/FOLDING/WHEELED                                                    *
E0145      WALKER/WHEELED W/SEAT & CRUTCH ATT.                                       *
E0146      WALKER/WHEELED W/SEAT                                                     *
E0147      WALKER/HD/MULTI BRAKE/VARI-TENSION                                        *
E0153      PLATFORM ATTACHMENT/FOREARM CRUTCH                                        *
E0154      WALKER PLATFORM ATTACHMENT ONLY                                           *
E0155      WHEEL ATTACH/RIGID PICKUP WALKER                                          *
E0156      SEAT ATTACHMENT WALKER                                                    *
E0157      CRUTCH ATTACHMENT/WALKER/EA                                               *
E0158      LEG EXTENSIONS FOR WALKER                                                 *
E0160      SITZ BATH/PORT/FIT COMMODE                                                *
E0161      SITZ BATH/PORT/FITS COMMODE/W/FAUCETT                                     *
E0163      COMMODE/CHAIR STATIONARY FIXED ARMS                                       *
E0164      COMMODE/CHAIR MOBILE FIXED ARMS                                           *
E0165      COMMODE/CHAIR STATIONARY/DETACH ARMS                                      *
E0166      COMMODE/CHAIR MOBILE/DETACH ARMS                                          *
E0167      PAIL OR PAN FOR USE W/COMMODE CHAIR                                       *
E0176      AIR PRESS. PAD/CUSH. NON-POSITIONING                                      *
E0177      H20 PRESS. PAD/CUSH. NON-POSITIONING                                      *
E0178      GEL PRESS. PAD/CUSH. NON-POSITIONING                                      *
E1079      DRY PRESS, PAD/CUSH. NON-POSITIONING                                      *
E0180      PRESSURE PAD/ALTERNATING W/PUMP                                           *                             *
E0181      PRESSURE PAD/ALTERNATING/W/PUMP/HD                                        *                             *
E0182      PUMP FOR ALTERNATING PRESSURE PAD                                         *                             *
E0184      DRY PRESSURE MATTRESS                                                     *
E0185      GEL PRESSURE PAD FOR MATTRESS                                             *
E0186      AIR PRESSURE MATTRESS                                                     *
E0187      WATER PRESSURE MATTRESS                                                   *
E0188      SYNTHETIC SHEEP SKIN PAD                                                  *
E0189      LAMP WOOL, SHEEP SKIN PAD/ANY SIZE                                        *
E0191      HEAT/ELBOW/PROTECTOR/EA                                                   *
E0192      LOW PRESSURE & POS. EQUALIZATION                                          *                             *

*        Confidential Treatment Requested

                                      PPO 6


                                CIGNA HEALTHCARE
                   EXHIBIT B(3) -- OLSTEN KIMBERLY QUALITYCARE
                   PPO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT

 HCPC                                                                            PURCHASE                       RENTAL
 CODE                            DESCRIPTION                                       RATE                          RATE
-----      ---------------------------------------------------------             --------                       ------
E0193      ILOW AIR LOSS-BED MATTRESS REPLACEMENT                                                                  *
E0194      AIR FLUIDIZED BED                                                                                       *
E0195      REPLACEMENT PAD/ALTERNATING PRESS                                         *
E0196      GEL PRESSURE MATTRESS                                                     *
E0197      AIR PRESSURE PAD FOR MATTRESS                                             *
E0198      WATER PRESSURE PAD FOR MATTRESS                                           *
E0199      DRY PRESSURE PAD FOR MATTRESS                                             *
E0210      PAD, ELECTRIC, HEAT, STANDARD                                             *
E0215      PAD, ELECTRIC, MOIST HEAT                                                 *
E0237      H2O CIRC. HEAT PAD W/PUMP                                                 *                             *
E0238      PAD, HEAT PAD, NON-ELECTRIC, MOIST                                        *
E0243      TOILET RAIL, EACH                                                         *
E0244      RAISED TOILET SEAT                                                        *
E0245      TUB STOOL OR BENCH W/O BACK                                               *
E0246      TRANSFER TUB RAIL ATTACHMENT                                              *
E0249      PAD FOR WATER CIRCULATING HEAT UNIT                                       *
E0250      BED/FH/SR/MATT                                                            *                             *
E0251      BED/FH/SR/W/O MATT                                                        *                             *
E0255      BED/VH/HI-LOW/SR/MATT                                                     *                             *
E0256      BED/VH/HI-LOW/SR/W/O MATT                                                 *                             *
E0260      BED/SEMI-ELEC/SR/MATT                                                     *                             *
E0261      HOSPITAL BED/VARI HGHT/SR/W/O MATT                                        *                             *
E0265      BED/FULL-ELEC/SR/MATT                                                     *                             *
E0266      BED/FULL-ELEC/SR/W/O MATT                                                 *                             *
E0271      MATTRESS/INNER SPRING                                                     *
E0272      MATTRESS/FOAM RUBBER                                                      *
E0274      OVERBED TABLE                                                             *                             *
E0275      BED PAN/STD METAL OR PLASTIC                                              *
E0276      BED PAN/FRACTURE/METAL OR PLASTIC                                         *
E0280      BED CRADLE, ANY TYPE                                                      *
E0290      BED/F/W/O SR/MATT                                                         *                             *
E0291      BED/FH/W/O SR/W/O MATT                                                    *                             *
E0292      BED/VH/HI-LO/W/O SR/MATT                                                  *                             *
E0293      BED/VH/HI-LO/W/O SR/W/O MATT                                              *                             *
E0294      BED/SEMI-ELEC/W/O SR/MATT                                                 *                             *
E0295      BED/SEMI-ELEC/W/O SR/W/O MATT                                             *                             *
E0296      BED/FULL-ELEC/W/O SR/W/O MATT                                             *                             *
E0297      BED/FULL-ELEC/W/O SR/MATT                                                 *                             *
E0325      URINAL/MALE/JUG-TYPE/ANY MATERIAL                                         *
E0326      URINAL/FEMALE/JUG-TYPE/ANY MATERIAL                                       *
E0425      STATIONARY GAS SYS. PURCH                                                 *                             *
E0430      O2 GAS SYS/PORT/ACCESS/PURCH                                              *                             *
E0431      O2 GAS SYS/PORT/ACCESS/RENTAL                                                                           *
E0434      O2 LIQUID/PORT/ACCESS/RENTAL                                                                            *

*        Confidential Treatment Requested




                                CIGNA HEALTHCARE
                   EXHIBIT B(3) -- OLSTEN KIMBERLY QUALITYCARE
                   PPO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT

 HCPC                                                                            PURCHASE                       RENTAL
 CODE                            DESCRIPTION                                       RATE                          RATE
-----      ---------------------------------------------------------             --------                       ------
E0435      O2 LIQUID SYS/PORT/ACCESSORIES/PURCH                                      *
E0439      STATIONARY LIQUID SYSTEM/RENTAL                                                                         *
E0440      STATIONARY LIQUID SYSTEM/PURCHASE                                         *
E0442      O2 CONTENTS/LIQUID/PER UNIT                                               *
E0444      PORTABLE O2 CONTENTS/LIQUID/1 LB.                                         *
E0450      VOLUME VENTILATOR/STAT OR PORT                                            *                             *
E0452      INTERMITTENT ASSIST DEVICE/BIPAP/TU                                       *                             *
E0453      THERAPEUTIC VENT FOR <12 HRS./DAY                                         *                             *
E0460      NEG PRESSURE VENT/PORT/STATIONARY                                         *                             *
E0480      PERCUSSOR/ELEC OR PNEUMATIC HOME                                          *                             *
E0500      IPPB MACHINE/ALL TYPES                                                    *                             *
E0550      HUMIDIFIER/DURABLE/FOR IPPB OR O2                                         *                             *
E0555      HUMIDIFIER/REUSE/PLASTIC OR GAS                                           *
E0565      COMPRESSOR/BEDSIDE CONTINUOUS                                             *                             *
E0570      NEBULIZER W/COMP IE/PULMO-AIDE                                            *
E0575      NEBULIZER/ULTRASONIC, HD CONTIN. USE                                      *                             *
E0585      NEBULIZER W/COMPRESSOR & HEATER                                           *                             *
E0600      SUCTION PUMP/HOME USE/PORTABLE                                            *                             *
E0601      CONT AIRWAY PRESSURE DEVICE/CPAP                                          *                             *
E0607      HOME BLOOD GLUCOSE MONITOR                                                *                             *
E0608      APNEA MONITOR                                                                                           *
E0620      SEAT LIFT CHAIR/MOTORIZED                                                 *                             *
E0621      SLING/SEAT FOR PATIENT LIFT                                               *
E0630      PATIENT LIFT/HYDRAULIX W/ST OR SLN                                        *                             *
E0650      PNEUMATIC COMP/LYMPH EDEMA PUMP                                           *                             *
E0651      PNEUMATIC COMP/LYMPH PUMP/NON GRAD                                        *                             *
E0652      PNEUMATIC COMP/LYMPH PUMP/CAL GRAD                                        *                             *
E0655      PNEUMATIC APPLIANCE/HALF ARM                                              *
E0660      PNEUMATIC APPLIANCE/FULL LEG                                              *
E0665      PNEUMATIC APPLIANCE/FULL ARM                                              *
E0666      PNEUMATIC APPLIANCE/HALF LEG                                              *
E0667      PNEUMATIC APP/USED W/SEG COMP/LEG                                         *
E0720      TENS/2 LEAD                                                               *                             *
E0730      TENS/4 LEAD                                                               *                             *
E0745      NEUROMUSCULAR STIM/ELECTRIC SHOCK                                         *                             *
E0776      IV POLE                                                                   *                             *
E0840      CERVICAL TRACTION FRAME/HEADBOARD                                         *
E0850      CERVICAL TRACTION STAND FREE STANDING                                     *
E0860      OVERDOOR CERVICAL TRACTION                                                *                             *
E0870      EXTREMITY TRACTION/FOOTBOARD/BUCKS                                        *                             *
E0880      EXTREMITY TRACTION/FREE STANDING                                          *                             *
E0890      PELVIC TRACTION/FOOTBOARD                                                 *                             *
E0900      PELVIC TRACTION/FREE STANDING                                             *                             *
E0910      TRAPEZE BAR ATTACHED TO BED                                               *                             *

*        Confidential Treatment Requested




                                CIGNA HEALTHCARE
                   EXHIBIT B(3) -- OLSTEN KIMBERLY QUALITYCARE
                   PPO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT

 HCPC                                                                            PURCHASE                       RENTAL
 CODE                            DESCRIPTION                                       RATE                          RATE
-----      ---------------------------------------------------------             --------                       ------
E0920      FRACTURE FRAME/ATT'D TO BED W/WEIGHTS                                     *                             *
E0930      FRACTURE FRAME/FREE STANDING W/WEIGHTS                                    *                             *
E0935      KNEE CPM PER DAY                                                                                        *
E0940      TRAPEZE BAR/FREE STANDING W/BAR                                           *                             *
E0942      CERVICAL HEAD HARNESS/HALTER                                              *
E0946      FRACTURE FRAME DUAL W/CROSS BARS                                          *
E0951      LOOP HEEL/EACH                                                            *
E0952      LOOP TOE/EACH                                                             *
E0953      PNEUMATIC TIRE/EACH                                                       *
E0954      SEMI PNEUMATIC CASTER/EACH                                                *
E0958      W/C ATTACH TO CONVERTER TO 1 ARM DRIV                                     *
E0959      AMPUTEE ATTACHMENT                                                        *
E0961      W/C BRAKE EXTENSION                                                       *
E0962      1" CUSHION FOR WHEELCHAIR                                                 *
E0963      2" CUSHION FOR WHEELCHAIR                                                 *
E0964      3" CUSHION FOR WHEELCHAIR                                                 *
E0965      4" CUSHION FOR WHEELCHAIR                                                 *
E0966      HOOK ON HEAD REST EXT.                                                    *
E0967      WC HANDRIMS WITH 8 VERT TIPS PAIR                                         *
E0968      COMMODE SEAT/WHEELCHAIR                                                   *
E0969      NARROWING DEVICE/WHEELCHAIR                                               *
E0970      #2 FOOTPLATES/EXC FOR ELEC LEG REST                                       *
E0971      ANTI-TIPPING DEVICE FOR WHEELCHAIR                                        *
E0972      TRANSFER BOARD/WHEELCHAIR                                                 *
E0973      ADJ HGHT/DETACH ARMS/DESK FULL M/C                                        *
E0974      GRADE AID FOR WC                                                          *
E0975      REINFORCED SEAT UPHOLSTERED                                               *
E0976      REINFORCED BACK W/C UPHOLSTERY                                            *
E0977      WEDGE CUSHION/WHEELCHAIR                                                  *
E0978      WC SAFETY BELT/AIRLINE BUCKLE                                             *
E0979      WC SAFETY BELT/VELCRO CLOSURE                                             *
E0980      SAFETY VEST/WHEELCHAIR                                                    *
E0990      ELEVATING LEG REST/EACH                                                   *
E0991      UPHOLSTERY SEAT                                                           *
E0992      SOLID SEAT INSERT                                                         *
E0993      BACK/UPHOLSTERY                                                           *
E0994      ARM REST/EACH                                                             *
E0995      CALF REST/EACH                                                            *
E0996      TIRE/SOLID/EACH                                                           *
E0997      CASTER W/ FORK/EACH                                                       *
E0998      CASTER W/O FORK/EACH                                                      *
E0999      PNEUMATIC TIRE WITH WHEEL                                                 *
E1000      TIRE PNEUMATIC CASTER                                                     *
E1001      WHEEL/SINGLE                                                              *

*        Confidential Treatment Requested




                                CIGNA HEALTHCARE
                   EXHIBIT B(3) -- OLSTEN KIMBERLY QUALITYCARE
                   PPO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT

 HCPC                                                                            PURCHASE                       RENTAL
 CODE                            DESCRIPTION                                       RATE                          RATE
-----      ---------------------------------------------------------             --------                       ------
E1030      WC/FA REMOVABLE FOOTRESTS                                                 *                             *
E1031      ROLLABOUT CHAIR                                                           *                             *
E1050      FULL RECLINE/FIXED ARMS/DELR/WC                                           *                             *
E1060      FULL RECLINE/DETACH ARMS/DELR                                             *                             *
E1065      POWER ATTACH TO CONVERT WC TO POWER                                       *                             *
E1070      FULL RECLINE/DA/SDFR                                                      *                             *
E1083      HEMI WC/FA/ELR                                                            *                             *
E1084      HEMI WC/DA/SDFR                                                           *                             *
E1085      HEMI WC/FA/SDFR                                                           *                             *
E1086      W/C STANDARD HEMI DA SDFR                                                 *                             *
E1087      W/C HI STRENGTH LT WT FA ELR                                              *                             *
E1088      W/C HI STRENGTH LT WT DA ELR                                              *                             *
E1089      W/C HI STRENGTH FA SDFR                                                   *                             *
E1090      W/C HI STRENGTH LT WT RA SDFR                                             *                             *
E1091      YOUTH WHEELCHAIR, ANY TYPE                                                *                             *
E1092      W/C HD WIDE DA ELR                                                        *                             *
E1093      W/C HD WIDE DA FR                                                         *                             *
E1100      SEMI RECLINING W/C FA ELR                                                 *                             *
E1110      WC SEMI-RECLINING/DA OR ELR                                               *                             *
E1130      WC STANDARD FA/SDFR                                                       *                             *
E1140      WC STANDARD DA/SDFR                                                       *                             *
E1150      WC STANDARD DA/ELR                                                        *                             *
E1160      WC STANDARD FA/ELR                                                        *                             *
E1170      AMPUTEE WC FA/ELR                                                         *                             *
E1171      AMPUTEE WC FA W/O SDFR OR ELR                                             *                             *
E1172      AMPUTEE WC DA W/O SDFR OR ELR                                             *                             *
E1180      AMPUTEE WC DA/SDFR                                                        *                             *
E1190      AMPUTEE WC DA/ELR                                                         *                             *
E1195      HEAVY DUTY WC FA/ELR                                                                                    *
E1200      AMPUTEE WC FA/SDFR                                                                                      *
E1210      MOTORIZED WC FA/ELR                                                                                     *
E1211      MOTORIZED WC DA/ELR                                                                                     *
E1212      WC/MOTORIZED/FFLA/SDFR                                                                                  *
E1213      MOTORIZED WC DA/SDFR                                                                                    *
E1240      WC LIGHTWEIGHT DA/ELR                                                     *                             *
E1250      WC LIGHTWEIGHT FA/SDFR                                                    *                             *
E1260      WC LIGHTWEIGHT/DA/SDFR                                                    *                             *
E1270      WC LIGHTWEIGHT FA/ELR                                                     *                             *
E1353      REGULATOR, FOR PURCHASED TANK                                             *
E1355      TANK STAND/RACK                                                           *
E1372      EXTERNAL HEATER IMMERSION FOR NEB                                         *                             *
E1375      PORTABLE NEB W/SMALL COMP./LTD. FLOW                                                                    *
E1377      COMPRESSOR, LIGHT DUTY ADJ. PRESSURE                                      *                             *

*        Confidential Treatment Requested




                                CIGNA HEALTHCARE
                   EXHIBIT B(3) -- OLSTEN KIMBERLY QUALITYCARE
                   PPO FEE SCHEDULE -- HOME MEDICAL EQUIPMENT

 HCPC                                                                            PURCHASE                       RENTAL
 CODE                            DESCRIPTION                                       RATE                          RATE
-----      ---------------------------------------------------------             --------                       ------
E1378      O2 CONCENTRATOR/HI HUMID/=488 CU FT.                                      *                             *
E1379      O2 CONCENTRATOR/HI HUMID/=732 CU FT.                                      *                             *
E1380      O2 CONCENTRATOR/HI HUMID/=976 CU FT.                                      *                             *
E1381      O2 CONCENTRATOR/HI HUMID/=1220 CU FT.                                     *                             *
E1382      PULSE OXIMETER CONT/OVERNOC INCL.PROVE                                    *                             *
E1383      O2 CONCENTRATOR/HI HUMID/=1708 CU FT.                                     *                             *
E1384      O2 CONCENTRATOR/HI HUMID/=1952 CU FT.                                     *                             *
E1385      OXYGEN ANALYZER                                                           *                             *
E1400      OXYGEN CONCENTRATOR 2 LITER                                               *                             *
E1401      O2 CONCENTRATOR BETWEEN 2L & 4L                                           *                             *
E1402      O2 CONCENTRATOR BETWEEN 3L & 4L                                           *                             *
E1403      O2 CONCENTRATOR BETWEEN 4L & 5L                                           *                             *
E1404      O2 CONCENTRATOR OVER 5L @ 85% CONC                                        *                             *
E1405      O2 & H20 ENRICHING SYS/HTD DELIVERY                                       *                             *
E1406      O2 & H20 ENRICHING SYS/NON HTD DELIVERY                                   *                             *

(1) HME PROVIDED TO PATIENTS OTHER THAN LISTED ABOVE WILL BE BILLED * DISCOUNT FROM PROVIDER'S USUAL AND CUSTOMARY CHARGE.

(2) SPECIAL ORDER, CUSTOM WHEELCHAIRS WILL BE * FROM MANUFACTURERS' SUGGESTED RETAIL.

*        Confidential Treatment Requested

                             PPO PROGRAM ATTACHMENT
                                   EXHIBIT B.4
                    FFS REIMBURSEMENT SCHEDULE -- TOCOLYTICS

                                CIGNA HEALTHCARE
                   EXHIBIT B(4) -- OLSTEN KIMBERLY QUALITYCARE
                         PPO FEE SCHEDULE -- TOCOLYTICS
                   -------------------------------------------
                                                        (1)
                      SERVICE                        PER DIEMS
                      -------                        ---------
                 Level I Monitoring                      *
                Level II Monitoring                      *
                Level III Monitoring                     *

* Confidential Treatment Requested

(1) Per Diems include ALL costs -- including, but not limited to, all nursing required, telephonic monitoring, family caregiver training and education, durable medical equipment administered or used in the course of rendering services, medical supplies, disposables, pumps, drugs and medications, general and administrative expenses, etc.

(2)      Prices effective 1/1/96 through 12/31/98.


                                     PPO 7


                             PPO PROGRAM ATTACHMENT
                                   EXHIBIT B.5
                            PPO PROGRAM REQUIREMENTS

This highlights the essential features of CIGNA's PPO Program Requirements for Provider. Provider must follow Program Requirements in order to receive payment for services rendered to Participants hereunder. Participants must also follow applicable Program Requirements in order to receive benefits.

VIII     PARTICIPANT IDENTIFICATION

1. Participants must present a PPO ID card to Provider or Subcontractor at the time of service.

2. The ID card itself does not guarantee eligibility. Provider or Subcontractor should verify Participant eligibility with CIGNA.

XIV      COMPENSATION AND BILLING

1. Claims must be clearly identified as "CIGNA PPO" and sent to the centralized billing location designated by CIGNA.

2. Provider's Subcontractors may not bill CIGNA directly for Covered Home Care Services referred to Provider under any circumstances.

3. Provider and Subcontractors must not bill Participants for Covered Home Care Services rendered. Provider or Subcontractor will collect from or bill to Participant any applicable Copayments. Deductibles and Coinsurance should be billed to the Participant following the receipt of the Explanation of Benefits (EOB) letter from CIGNA.

4. Questions concerning the payment of individual claims should be directed to CIGNA.

XV       DISPUTE RESOLUTION

1. CIGNA and Provider agree to meet and confer in good faith to resolve any problems or disputes that may arise under this PPO Program.

2. If the parties are unable to resolve the dispute through the aforementioned process, the dispute shall be resolved in accordance with the dispute resolution procedures set forth in Section III.N. of the Agreement.


                                     PPO 8


                          INDEMNITY PROGRAM ATTACHMENT
                    TO NATIONAL HOME CARE PROVIDER AGREEMENT

PURPOSE

The terms and provisions of this Indemnity Program Attachment and the Agreement are applicable to Covered Home Care Services rendered in accordance with a CIGNA Service Agreement which is consistent with the Indemnity Program.

XVI      PARTIES' OBLIGATIONS

A.       Services

         Provider shall provide or arrange for all Covered Home Care Services that are ordered or prescribed by a physician for Participants and referred to Provider in accordance with the terms of this Agreement, this Indemnity Program Attachment and applicable Indemnity Program Requirements.

B.       Compensation and Billing

1. Provider's reimbursement for Covered Home Care Services shall be based upon the fees set forth in Exhibits C.(1)-(3), less applicable Copayments, Deductibles and Coinsurance. Provider guarantees that the rates set forth in Exhibits C.(1)-(3) are effective for a period of one year from the Effective Date. For the second year of this Agreement, such rates will be increased by the lesser of 50% of the annual national Consumer Price Index-Medical Component, or comparable successor measure, established as of October 1, 1996 or 4%. For the third year of this Agreement, the rates will be increased by the lesser of 50% of the annual national Consumer Price Index-Medical Component, or comparable successor measure, established as of October 1, 1997 or 4%.

2. Provider shall submit claims for Covered Home Care Services under this Program Attachment and receive payment for valid claims according to the following:

         a. Provider shall submit claims electronically to the extent technologically feasible for reimbursement for all Covered Home Care Services within ninety (90) days of the date those services are rendered or, if Payor is the secondary payor with regard to the claim, within ninety (90) days of the date Payor is determined to be secondary. Claims will be submitted in accordance with the rates set forth in the Exhibits attached hereto and in accordance with the requirements mutually agreed upon by the parties during implementation of this Agreement. Claims received after this ninety (90) day period may be denied for payment. Provider shall


                                     IND 1

         submit claims to the location described in Indemnity Program Requirements. Provider agrees to work in good faith to assure that claims can be submitted electronically to CIGNA and shall make any reasonable capital expenditures necessary to enhance its systems in order to enable such submission by April 1, 1997.

b. If a claim meets the above-referenced mutually agreed upon requirements, any amount owing under this Agreement shall be paid within thirty (30) days after receipt, unless additional required information is requested within the thirty (30) day period, or unless the claim involves coordination of benefits, except as otherwise provided for in this Program Attachment.

3. Payor shall deduct any Copayments, Deductibles, or Coinsurance required by the Service Agreement for payment due to Provider. Deduction for the Copayment, Deductible, or Coinsurance shall be determined on the basis of the rates set forth in this Attachment.

4. Provider's reimbursement as set forth herein shall be payment in full for Covered Home Care Services rendered by Provider and Subcontractors pursuant to this Agreement, except for Copayments, Deductibles and Coinsurance.

5. Provider will look solely to CIGNA and Subcontractors will look solely to Provider for compensation for Covered Home Care Services except for Copayments, Deductibles or Coinsurance. Provider agrees that whether or not there is any unresolved dispute for payment, that under no circumstances will Provider or its Subcontractors directly or indirectly make any charges or claims, other than for Copayments, Deductibles or Coinsurance against any Participants or their representatives for Covered Home Care Services and that this provision survives termination of this Agreement for services rendered prior to such termination. Except for the collection of Copayments, Deductibles or Coinsurance, only those services that are not Covered Home Care Services may be billed directly to Participants, subject to limitations listed above. This paragraph is to be interpreted for the benefit of Participants and does not diminish the obligation of CIGNA to make payments to Provider according to the terms of this Agreement.

6. When Provider has been notified in advance that a particular service is not Medically Necessary, Provider and its Subcontractors shall not charge the Participant for such service unless, in advance of the provision of such service, Provider or Subcontractor has notified the Participant that the service is not covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such services.

7. All rates include the cost of routine lab specimen collection by a nurse and delivery to a laboratory specified by CIGNA provided that Provider and such laboratory can reach a reasonable accommodation with respect to the logistics of such collection and delivery and with respect to the provision of applicable laboratory supplies.


                                     IND 2

 8. For patients receiving two or more therapies on the same day, Provider will receive the highest applicable per diem for the first therapy. For most therapies, this per diem will include drugs as per the fee schedule. For each additional therapy except for parenteral, enteral and IV push/IM/SQ injections, Provider will receive for each therapy, plus AWP less the applicable discount. Parenteral, enteral and IV push/IM/SQ injec,tions will be paid in the usual manner.

C.       Coordination of Benefits

1. Certain claims for services rendered to Participants are claims for which another payor may be primarily responsible under coordination of benefit rules. Provider shall bill such claims to the primary payor when information regarding such primary payor is available, or upon CIGNA's request and shall comply with the primary payor's billing rules, including, but not limited to, any of the primary payor's limitations on billing Participants.

2. When CIGNA or CIGNA's designated Payor is primary under applicable coordination of benefits rules, CIGNA shall pay benefits as set forth in this Agreement without regard to the obligations of any secondary payor.

3. When CIGNA or CIGNA's designated Payor is determined to be secondary to any other payor including Medicare, CIGNA will pay no greater amount than the difference between the amount payable to Provider by the primary payor and the amount for Covered Home Care Services owing under this Agreement. CIGNA shall not be liable for any amount unless CIGNA has received Provider's claim for such secondary payment within 90 days of the date when CIGNA is determined to be secondary.

D.       Utilization Management/Cost Containment

1. Provider shall evaluate whether each Participant order or prescription it receives for Covered Home Care Services under this Program are Medically Necessary, utilizing Utilization Management guidelines mutually developed by the parties, including, but not limited to, the Milliman and Robertson Home Care and Case Management Guidelines set forth in Exhibit A.5 to the HMO Program Attachment.

2. Provider will notify CIGNA's Intracorp subsidiary of each referral it receives for Covered Home Care Services and, for those Participants whose Service Agreements contain Intracorp utilization management, will coordinate with Intracorp in the provision of case management and concurrent inpatient utilization review services to Participants under this Program. The parties shall determine the specific roles and responsibilities of CIGNA, Provider and Intracorp with respect to Utilization Management during the implementation process.

3. Where CIGNA determines billed services not to be Medically Necessary and denies payment, Provider may appeal the payment denial in accordance with the appeal procedures described in the Program Requirements to this Program Attachment. If an appropriate individual at


                                     IND 3

Intracorp (or its successor function) identified by CIGNA certifies to Provider the Medical Necessity of a particular service in advance of the provision of such service, CIGNA shall not retrospectively deny payment for such service on the basis of Medical Necessity.

XVII     RIGHTS AND OBLIGATIONS UPON TERMINATION

This Agreement provides for an alternative method of payment of Provider charges incurred by the Participant during the existence of this Agreement. It is not a contract for the provision of service to the Participant. Termination of this Agreement terminates the alternative method of payment with regard to services provided after the date of termination. Termination of this Agreement should in no way be construed as affecting any Provider's relationship with the patient other than removing this alternative payment system.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                     IND 4


                          INDEMNITY PROGRAM ATTACHMENT
                                   EXHIBIT C.1
                    FFS REIMBURSEMENT SCHEDULE -- HOME HEALTH

                                CIGNA HEALTHCARE
                   EXHIBIT C(1) -- OLSTEN KIMBERLY QUALITYCARE
                      INDEMNITY FEE SCHEDULE -- HOME HEALTH
                   -------------------------------------------
                                                       (1)                 (2)
                                                      VISIT              HOURLY
           SERVICE                                    RATE                RATE
           -------                                    ----               ------
        RN-- High Tech                                 *                   *
              RN                                       *                   *
             LPN                                       *                   *
       LPN-- High Tech                                 *                   *
       Home Health Aide                                *                   *
       Physical Therapy                                *                   *
  Physical Therapy Assistant                           *                   *
     Occupational Therapy                              *                   *
Occupational Therapy Assistant                         *                   *
        Speech Therapy                                 *                   *
     Medical Social Work                               *                   *
        Phelebotomist                                  *                   *
     Respiratory Therapy                               *                   *
     Registered Dietician                              *                   *
          Companion                                    *                   *
           Live-In                                     *                   *

(1)      Visits are defined as two (2) hours or less in duration.
(2) Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.
(3) We do not reimburse for travel time, weekend, holiday or evening differentials.
(4)      Above prices have NO exclusions.
(5) For home health services not on fee schedule, * Provider's usual and customary charge will apply.
(6)      Prices effective 1/1/96 through 12/31/96.

*  Confidential Treatment Requested

                                     IND 5


                          INDEMNITY PROGRAM ATTACHMENT
                                   EXHIBIT C.2
                   FFS REIMBURSEMENT SCHEDULE -- HOME INFUSION

                                EXHIBIT C(2) -- OLSTEN KIMBERLY QUALITYCARE
                                  INDEMNITY FEE SCHEDULE -- HOME INFUSION
-----------------------------------------------------------------------------------------------------------------
                                                 (1)             (2)                          (3)
                                                                                           PER DIEMS
                                                                                         FOR MULTIPLE
                                              PER DIEMS         PER DIEMS       DRUGS      THERAPIES        DRUGS
                                              INCLUDING         EXCLUDING       % OFF       (EXCL.          % OFF
                 SERVICE                        DRUGS             DRUGS          AWP         DRUGS)          AWP
                 -------                      ---------         ---------       -----    ------------       -----
       Total Parenteral Nutrition                 *                 *             *            *              *
            Enteral Nutrition                     *                 *             *            *              *
         Anti-Infective Infusion                  *                 *             *            *              *
   Chemotherapy (Continuous or Bolus)             *                 *             *            *              *
             Pain Management                      *                 *             *            *              *
            Hydration Therapy                     *                 *             *            *              *
            Chelation Therapy                     *                 *             *            *              *
            Inotropic Therapy                     *                 *             *            *              *
             Anticoagulation                      *                 *             *            *              *
           Methylprednisolone                     *                 *             *            *              *
           Immunoglobulin (4)                     *                 *             *            *              *
    Specialty-Dosed IV Therapies (5)              *                 *             *            *              *
          Ceradase/cerazyme (6)                   *                 *             *            *              *
      IV Push/IM/SQ Injections (7)                *                 *             *            *              *

(1) Per Diems under column 1 include ALL costs -- including, but not limited to, cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

(2) Per Diems under column 2 are only for those specific therapies for which a per diem inclusive of drugs cannot be provided. For such therapies, the quoted per diems plus * will apply, with the only exception being Ceradase/Cerazyme which shall be paid at its applicable per diem plus AWP with no discount.

(3) For patients receiving two or more therapies on the same day, Provider will receive the highest applicable per diem for the first therapy. For most therapies, this per diem will include drugs as per the fee schedule above. For each additional therapy except for parenteral, enteral and IV Push/IM/SQ injections, Provider will receive * for each therapy, plus AWP less the applicable discount for those drugs used in the additional therapies. Parenteral, enteral and IV Push/IM/SQ injections will be pain in their usual manner.

(4) The per diems for Immunoglobulin do not include drugs. As a single therapy, Immunoglobulin will be paid at *.

(5) The per diems for Specialty-Dosed IV Therapies do not include drugs. As a single therapy, a Specialty-Dosed Therapy will be paid.

(6) The per diems for Ceradase/Cerazyme do not include drugs. As a single therapy, Ceradase or Cerazyme will be paid at * per diem plus AWP with no discount.

(7) The per diems for IV Push/IM/SQ Injections do not include drugs. IV Push/IM/SQ Injections will be paid* .

(8) The per diem rate shall only be charged for those days the Participant receives medication.

(9)      Prices effective 1/1/96 through 12/31/96.

(10) For home infusion pharmaceuticals not listed on fee schedule, * will apply.

* Confidential Treatment Requested

                                     IND 6


                          INDEMNITY PROGRAM ATTACHMENT
                                   EXHIBIT C.3
              FFS REIMBURSEMENT SCHEDULE -- HOME MEDICAL EQUIPMENT

                                              CIGNA HEALTHCARE
                               EXHIBIT C(3) -- OLSTEN KIMBERLY QUALITYCARE
                             INDEMNITY FEE SCHEDULE -- HOME MEDICAL EQUIPMENT
---------------------------------------------------------------------------------------------------------------
     HCPC                                                                           PURCHASE             RENTAL
     CODE                                 DESCRIPTION                                 RATE                RATE
---------------------------------------------------------------------------------------------------------------
     E0100       CANE                                                                   *
     E0105       QUAD CANE/3PRONG/FIXED ADJ                                             *
     E0110       FOREARM CRUTCH/PAIR/FIXED/ADJ                                          *
     E0111       FOREARM CRUTCH/EACH                                                    *
     E0112       UNDERARM CRUTCH/WOOD/PAIR/FIXED/ADJ                                    *
     E0113       UNDERARM CRUTCH/WOOD/EACH/FIXED/ADJ                                    *
     E0114       UNDERARM CRUTCH/ALUM/PAIR/FIXED/ADJ                                    *
     E0116       UNDERARM CRUTCH/ALUM/EACH/FIXED/ADJ                                    *
     E0130       WALKER/RIGID/FIXED/ADJ                                                 *
     E0135       WALKER/FOLDING/FIXED/ADJ                                               *
     E0141       WALKER/RIGID/WHEELED                                                   *
     E0142       WALKER/RIGID/WHEELED/SEAT                                              *
     E0143       WALKER/FOLDING/WHEELED                                                 *
     E0145       WALKER/WHEELED W/SEAT & CRUTCH ATT.                                    *
     E0146       WALKER/WHEELED W/SEAT                                                  *
     E0147       WALKER/HD/MULTI BRAKE/VARI-TENSION                                     *
     E0153       PLATFORM ATTACHMENT/FOREARM CRUTCH                                     *
     E0154       WALKER PLATFORM ATTACHMENT ONLY                                        *
     E0155       WHEEL ATTACH/RIGID PICKUP WALKER                                       *
     E0156       SEAT ATTACHMENT WALKER                                                 *
     E0157       CRUTCH ATTACHMENT/WALKER/EA                                            *
     E0158       LEG EXTENSIONS FOR WALKER                                              *
     E0160       SITZ BATH/PORT/FIT COMMODE                                             *
     E0161       SITZ BATH/PORT/FITS COMMODE/W/FAUCETT                                  *
     E0163       COMMODE/CHAIR STATIONARY FIXED ARMS                                    *
     E0164       COMMODE/CHAIR MOBILE FIXED ARMS                                        *
     E0165       COMMODE/CHAIR STATIONARY/DETACH ARMS                                   *
     E0166       COMMODE/CHAIR MOBILE/DETACH ARMS                                       *
     E0167       PAIL OR PAN FOR USE W/COMMODE CHAIR                                    *
     E0176       AIR PRESS. PAD/CUSH. NON-POSITIONING                                   *
     E0177       H2O PRESS. PAD/CUSH. NON-POSITIONING                                   *
     E0178       GEL PRESS. PAD/CUSH. NON-POSITIONING                                   *
     E0179       DRY PRESS. PAD/CUSH. NON-POSITIONING                                   *
     E0180       PRESSURE PAD/ALTERNATING W/PUMP                                        *                 *
     E0181       PRESSURE PAD/ALTERNATING/W/PUMP/HD                                     *                 *
     E0182       PUMP FOR ALTERNATING PRESSURE PAD                                      *                 *
     E0184       DRY PRESSURE MATTRESS                                                  *
     E0185       GEL PRESSURE PAD FOR MATTRESS                                          *
     E0186       AIR PRESSURE MATTRESS                                                  *
     E0187       WATER PRESSURE MATTRESS                                                *
     E0188       SYNTHETIC SHEEP SKIN PAD                                               *
     E0189       LAMB WOOL, SHEEP SKIN PAD/ANY SIZE                                     *
     E0191       HEAT/ELBOW/PROTECTOR/EA                                                *
     E0192       LOW PRESSURE & POS. EQUALIZATION                                       *                 *

* Confidential Treatment Requested


                                             CIGNA HEALTHCARE
                              EXHIBIT C(3) -- OLSTEN KIMBERLY QUALITYCARE
                            INDEMNITY FEE SCHEDULE -- HOME MEDICAL EQUIPMENT
---------------------------------------------------------------------------------------------------------------
     HCPC                                                                           PURCHASE             RENTAL
     CODE                                 DESCRIPTION                                 RATE                RATE
---------------------------------------------------------------------------------------------------------------
     E0193       LOW AIR LOSS-BED MATTRESS REPLACEMENT
     E0194       AIR FLUIDIZED BED                                                                        *
     E0195       REPLACEMENT PAD/ALTERNATING PRESS                                                        *
     E0196       GEL PRESSURE MATTRESS                                                  *
     E0197       AIR PRESSURE PAD FOR MATTRESS                                          *
     E0198       WATER PRESSURE PAD FOR MATTRESS                                        *
     E0199       DRY PRESSURE PAD FOR MATTRESS                                          *
     E0210       PAD, ELECTRIC, HEAT, STANDARD                                          *
     E0215       PAD, ELECTRIC, MOIST HEAT                                              *
     E0237       H2O CIRC. HEAT PAD W/PUMP                                              *                 *
     E0238       PAD, HEAT PAD, NON-ELECTRIC, MOIST                                     *
     E0243       TOILET RAIL, EACH                                                      *
     E0244       RAISED TOILET SEAT                                                     *
     E0245       TUB STOOL OR BENCH W/O BACK                                            *
     E0246       TRANSFER TUB RAIL ATTACHMENT                                           *
     E0249       PAD FOR WATER CIRCULATING HEAT UNIT                                    *
     E0250       BED/FH/SR/MATT                                                         *                 *
     E0251       BED/FH/SR/W/O MATT                                                     *                 *
     E0255       BED/VH/HI-LOW/SR/MATT                                                  *                 *
     E0256       BED/VH/HI-LOW/SR/W/O MATT                                              *                 *
     E0260       BED/SEMI-ELEC/SR/MATT                                                  *                 *
     E0261       HOSPITAL BED/VARI HGHT/SR/W/O MATT                                     *                 *
     E0265       BED/FULL-ELEC/SR/MATT                                                  *                 *
     E0266       BED/FULL-ELEC/SR/W/O MATT                                              *                 *
     E0271       MATTRESS/INNER SPRING                                                  *
     E0272       MATTRESS/FOAM RUBBER                                                   *
     E0274       OVERBED TABLE                                                          *                 *
     E0275       BED PAN/STD/METAL OR PLASTIC                                           *
     E0276       BED PAN/FRACTURE/METAL OR PLASTIC                                      *
     E0280       BED CRADLE, ANY TYPE                                                   *
     E0290       BED/F/W/O SR/MATT                                                      *                 *
     E0291       BED/FH/W/O/SR W/O MATT                                                 *                 *
     E0292       BED/VH/HI-LO/W/O/SR/MATT                                               *                 *
     E0293       BED/VH/HI-LO/W/O/SR/W/O/MATT                                           *                 *
     E0294       BED/SEMI-ELEC/W/O/SR/MATT                                              *                 *
     E0295       BED/SEMI-ELEC/W/O/SR/W/O/MATT                                          *                 *
     E0296       BED/FULL-ELEC/W/O/SR/W/O/MATT                                          *                 *
     E0297       BED/FULL-ELEC/W/O/SR/MATT                                              *                 *
     E0325       URINAL/MALE/JUG-TYPE/ANY MATERIAL                                      *
     E0326       URINAL/FEMALE/JUG-TYPE/ANY MATERIAL                                    *
     E0425       STATIONARY GAS SYS. PURCH                                              *                 *
     E0430       O2 GAS SYS/PORT/ACCESS/PURCH                                           *                 *
     E0431       O2 GAS SYS/PORT/ACCESS/RENTAL                                                            *
     E0434       O2 LIQUID/PORT/ACCESS/RENTAL                                                             *

* Confidential Treatment Requested

                                              CIGNA HEALTHCARE
                               EXHIBIT C(3) -- OLSTEN KIMBERLY QUALITYCARE
                             INDEMNITY FEE SCHEDULE -- HOME MEDICAL EQUIPMENT
---------------------------------------------------------------------------------------------------------------
     HCPC                                                                           PURCHASE             RENTAL
     CODE                                 DESCRIPTION                                 RATE                RATE
---------------------------------------------------------------------------------------------------------------
     E0435       O2 LIQUID SYS/PORT/ACCESSORIES/PURCH                                   *
     E0439       STATIONARY LIQUID SYSTEM/RENTAL                                                          *
     E0440       STATIONARY LIQUID SYSTEM/PURCHASE                                      *
     E0442       O2 CONTENTS/LIQUID/PER UNIT                                            *
     E0444       PORTABLE O2 CONTENTS/LIQUID/1 LB.                                      *
     E0450       VOLUME VENTILATOR/STAT OR PORT                                         *                 *
     E0452       INTERMITTENT ASSIST DEVICE/BIPAP/TU                                    *                 *
     E0453       THERAPEUTIC VENT FOR <12 HRS. DAY                                      *                 *
     E0460       NEG PRESSURE VENT/PORT/STATIONARY                                      *                 *
     E0480       PERCUSSOR/ELEC OR PNEUMATIC HOME                                       *                 *
     E0500       IPPB MACHINE/ALL TYPES                                                 *                 *
     E0550       HUMIDIFIER/DURABLE/FOR IPPB OR O2                                      *                 *
     E0555       HUMIDIFIER/REUSE/PLASTIC OR GAS                                        *
     E0565       COMPRESSOR/BEDSIDE CONTINUOUS                                          *                 *
     E0570       NEBULIZER W/COMP IE/PULMO-AIDE                                         *
     E0575       NEBULIZER/ULTRASONIC, HD CONTIN. USE                                   *                 *
     E0585       NEBULIZER W/COMPRESSOR & HEATER                                        *                 *
     E0600       SUCTION PUMP/HOME USE/PORTABLE                                         *                 *
     E0601       CONT AIRWAY PRESSURE DEVICE/CPAP                                       *                 *
     E0607       HOME BLOOD GLUCOSE MONITOR                                             *                 *
     E0608       APNEA MONITOR                                                                            *
     E0620       SEAT LIFT CHAIR/MOTORIZED                                              *                 *
     E0621       SLING/SEAT FOR PATIENT LIFT                                            *
     E0630       PATIENT LIFT/HYDRAULIX W/ST OR SLN                                     *                 *
     E0650       PNEUMATIC COMP/LYMPHEDEMA PUMP                                         *                 *
     E0651       PNEUMATIC COMP/LYMPH PUMP/NON GRAD                                     *                 *
     E0652       PNEUMATIC COMP/LYMPH PUMP/CAL GRAD                                     *
     E0655       PNEUMATIC APPLIANCE/HALF ARM                                           *
     E0660       PNEUMATIC APPLIANCE/FULL LEG                                           *
     E0665       PNEUMATIC APPLIANCE/FULL ARM                                           *
     E0666       PNEUMATIC APPLIANCE/HALF LEG                                           *
     E0667       PNEUMATIC APP/USED W/SEG COMP/LEG                                      *
     E0720       TENS/2 LEAD                                                            *                 *
     E0730       TENS/4 LEAD                                                            *                 *
     E0745       NEUROMUSCULAR STIM/ELECTRIC SHOCK                                      *                 *
     E0776       IV POLE                                                                *                 *
     E0840       CERVICAL TRACTION FRAME/HEADBOARD                                      *
     E0850       CERVICAL TRACTION STAND FREE STANDING                                  *
     E0860       OVERDOOR CERVICAL TRACTION                                             *                 *
     E0870       EXTREMITY TRACTION/FOOTBOARD/BUCKS                                     *                 *
     E0880       EXTREMITY TRACTION/FREE STANDING                                       *                 *
     E0890       PELVIC TRACTION/FOOTBOARD                                              *                 *
     E0900       PELVIC TRACTION/FREE STANDING                                          *                 *
     E0910       TRAPEZE BAR ATTACHED TO BED                                            *                 *

* Confidential Treatment Requested


                                             CIGNA HEALTHCARE
                              EXHIBIT C(3) -- OLSTEN KIMBERLY QUALITYCARE
                            INDEMNITY FEE SCHEDULE -- HOME MEDICAL EQUIPMENT
---------------------------------------------------------------------------------------------------------------
     HCPC                                                                           PURCHASE             RENTAL
     CODE                                 DESCRIPTION                                 RATE                RATE
---------------------------------------------------------------------------------------------------------------
     E0920       FRACTURE FRAME ATT'D TO BED W/WEIGHTS                                  *                 *
     E0930       FRACTURE FRAME/FREE STANDING/W/WEIGHTS                                 *                 *
     E0935       KNEE CPM PER DAY                                                                         *
     E0940       TRAPEZE BAR/FREE STANDING W/BAR                                        *                 *
     E0942       CERVICAL HEAD HARNESS/HALTER                                           *
     E0946       FRACTURE FRAME DUAL W/CROSS BARS                                       *
     E0951       LOOP HEEL/EACH                                                         *
     E0952       LOOP TOE/EACH                                                          *
     E0953       PNEUMATIC TIRE/EACH                                                    *
     E0954       SEMI PNEUMATIC CASTER/EACH                                             *
     E0958       W/C ATTACH TO CONVERTER TO 1 ARM DRIV                                  *
     E0959       AMPUTEE ATTACHMENT                                                     *
     E0961       W/C BRAKE EXTENSION                                                    *
     E0962       1" CUSHION FOR WHEELCHAIR                                              *
     E0963       2" CUSHION FOR WHEELCHAIR                                              *
     E0964       3" CUSHION FOR WHEELCHAIR                                              *
     E0965       4" CUSHION FOR WHEELCHAIR                                              *
     E0966       HOOK ON HEAD REST EXT.                                                 *
     E0967       WC HANDRIMS WITH 8 VERT TIPS PAIR                                      *
     E0968       COMMODE SEAT/WHEELCHAIR                                                *
     E0969       NARROWING DEVICE/WHEELCHAIR                                            *
     E0970       #2 FOOTPLATES/EXC FOR ELEC LEG REST                                    *
     E0971       ANTI-TIPPING DEVICE FOR WHEELCHAIR                                     *
     E0972       TRANSFER BOARD/WHEELCHAIR                                              *
     E0973       ADJ HGHT/DETACH ARMS/DESK FULL M/C                                     *
     E0974       GRADE AID FOR WC                                                       *
     E0975       REINFORCED SEAT UPHOLSTERED                                            *
     E0976       REINFORCED BACK/WC/UPHOLSTERY                                          *
     E0977       WEDGE CUSHION/WHEELCHAIR                                               *
     E0978       WC SAFETY BELT/AIRLINE BUCKLE                                          *
     E0979       WC SAFETY BELT/VELCRO CLOSURE                                          *
     E0980       SAFETY VEST/WHEELCHAIR                                                 *
     E0990       ELEVATING LEG REST/EACH                                                *
     E0991       UPHOLSTERY SEAT                                                        *
     E0992       SOLID SEAT INSERT                                                      *
     E0993       BACK/UPHOLSTERY                                                        *
     E0994       ARM REST/EACH                                                          *
     E0995       CALF REST/EACH                                                         *
     E0996       TIRE/SOLID/EACH                                                        *
     E0997       CASTER W/FORK/EACH                                                     *
     E0998       CASTER W/O FORK/EACH                                                   *
     E0999       PNEUMATIC TIRE WITH WHEEL                                              *
     E1000       TIRE PNEUMATIC CASTER                                                  *
     E1001       WHEEL/SINGLE                                                           *

* Confidential Treatment Requested


                                              CIGNA HEALTHCARE
                               EXHIBIT C(3) -- OLSTEN KIMBERLY QUALITYCARE
                             INDEMNITY FEE SCHEDULE -- HOME MEDICAL EQUIPMENT
---------------------------------------------------------------------------------------------------------------
     HCPC                                                                           PURCHASE             RENTAL
     CODE                                 DESCRIPTION                                 RATE                RATE
---------------------------------------------------------------------------------------------------------------
     E0130       WC/FA REMOVABLE FOOTRESTS                                              *
     E0131       ROLLABOUT CHAIR                                                        *                 *
     E1050       FULL RECLINE/FIXED ARMS/DELR/WC                                        *                 *
     E1060       FULL RECLINE/DETACH ARMS/DELR                                          *                 *
     E1065       POWER ATTACH TO CONVERT WC TO POWER                                    *                 *
     E1070       FULL RECLINE/DA/SDFR                                                   *                 *
     E1083       HEMI WC/FA/ELR                                                         *                 *
     E1084       HEMI WC/DA/SDFR                                                        *                 *
     E1085       HEMI WC/FA/SDFR                                                        *                 *
     E1086       W/C STANDARD HEMI DA SDFR                                              *                 *
     E1087       W/C HI STRENGTH LT WT FA ELR                                           *                 *
     E1088       W/C HI STRENGTH LT WT DA ELR                                           *                 *
     E1089       W/C HI STRENGTH FA SDFR                                                *                 *
     E1090       W/C HI STRENGTH LT WT RA SDFR                                          *                 *
     E1091       YOUTH WHEELCHAIR, ANY TYPE                                             *                 *
     E1092       W/C HD WIDE DA ELR                                                     *                 *
     E1093       W/C HD WIDE DA FR                                                      *                 *
     E1100       SEMI RECLINING W/C FA ELR                                              *                 *
     E1110       WC SEMI-RECLINING/DA OR ELR                                            *                 *
     E1130       WC STANDARD FA/SDFR                                                    *                 *
     E1140       WC STANDARD DA/SDFR                                                    *                 *
     E1150       WC STANDARD DA/ELR                                                     *                 *
     E1160       WC STANDARD FA/ELR                                                     *                 *
     E1170       AMPUTEE WC FA/ELR                                                      *                 *
     E1171       AMPUTEE WC FA W/O SDFR OR ELR                                          *                 *
     E1172       AMPUTEE WC DA W/O SDFR OR ELR                                          *                 *
     E1180       AMPUTEE WC DA/SDFR                                                     *                 *
     E1190       AMPUTEE WC DA/ELR                                                                        *
     E1195       HEAVY DUTY WC FA/ELR                                                                     *
     E1200       AMPUTEE WC FA/SDFR                                                                       *
     E1210       MOTORIZED WC FA/ELR                                                                      *
     E1211       MOTORIZED WC DA/ELR                                                                      *
     E1212       WC/MOTORIZED/FFLA/SDFR                                                                   *
     E1213       MOTORIZED WC DA/SDFR                                                                     *
     E1240       WC LIGHTWEIGHT DA/ELR                                                  *                 *
     E1250       WC LIGHTWEIGHT FA/SDFR                                                 *                 *
     E1260       WC LIGHTWEIGHT/DA/SDFR                                                 *                 *
     E1270       WC LIGHTWEIGHT FA/ELR                                                  *                 *
     E1353       REGULATOR, FOR PURCHASED TANK                                          *
     E1355       TANK STAND/RACK                                                        *
     E1372       EXTERNAL HEATER IMMERSION FOR NEB                                      *                 *
     E1375       PORTABLE NEB W/SMALL COMP/LTD. FLOW                                                      *
     E1377       COMPRESSOR, LIGHT DUTY ADJ. PRESSURE                                   *                 *
     E1378       O2 CONCENTRATOR/HI HUMID/=488 CU FT.                                   *                 *

* Confidential Treatment Requested


                                              CIGNA HEALTHCARE
                               EXHIBIT C(3) -- OLSTEN KIMBERLY QUALITYCARE
                             INDEMNITY FEE SCHEDULE -- HOME MEDICAL EQUIPMENT
---------------------------------------------------------------------------------------------------------------
     HCPC                                                                           PURCHASE             RENTAL
     CODE                                 DESCRIPTION                                 RATE                RATE
---------------------------------------------------------------------------------------------------------------
     E1379       O2 CONCENTRATOR/HI HUMID/=732 CU FT.                                   *                 *
     E1380       O2 CONCENTRATOR/HI HUMID/=976 CU FT.                                   *                 *
     E1381       O2 CONCENTRATOR/HI HUMID/=1220 CU FT.                                  *                 *
     E1382       PULSE OXIMETER CONT/OVERNOC INCL PROVE                                 *                 *
     E1383       O2 CONCENTRATOR/HI HUMID/=1708 CU FT.                                  *                 *
     E1384       O2 CONCENTRATOR/HI HUMID/=1952 CU FT.                                  *                 *
     E1385       OXYGEN ANALYZER                                                        *                 *
     E1400       OXYGEN CONCENTRATOR 2 LITER                                            *                 *
     E1401       O2 CONCENTRATOR BETWEEN 2L & 4L                                        *                 *
     E1402       O2 CONCENTRATOR BETWEEN 3L & 4L                                        *                 *
     E1403       O2 CONCENTRATOR BETWEEN 4L & 5L                                        *                 *
     E1404       O2 CONCENTRATOR OVER 5L@ 85% CONC                                      *                 *
     E1405       O2 & H2O ENRICHING SYS/HTD DELIVERY                                    *                 *
     E1406       O2 & H2O ENRICHING SYS/NON HTD DELIVERY                                *                 *

(1)      HME PROVIDED TO PATIENTS OTHER THAN LISTED ABOVE WILL BE BILLED AT A *.

(2)      SPECIAL ORDER, CUSTOM WHEELCHAIRS WILL BE DISCOUNTED * SUGGESTED
         RETAIL.

* Confidential Treatment Requested


                          INDEMNITY PROGRAM ATTACHMENT
                                   EXHIBIT C.4
                     FFS REIMBURSEMENT SCHEDULE - TOCOLYTICS

                                CIGNA HEALTHCARE

                   EXHIBIT C(4) - OLSTEN KIMBERLY QUALITYCARE

                       INDEMNITY FEE SCHEDULE - TOCOLYTICS
             --------------------------------------------------------
                                                               (1)
             SERVICE                                        PER DIEMS
             -------                                        ---------
          Level I Monitoring                                    *
          Level II Monitoring                                   *
          Level III Monitoring                                  *

(1) Per Diems include ALL costs--including but not limited to all nursing required, telephonic monitoring, family caregiver training and education, durable medical equipment administered or used in the course of rendering services, medical supplies, disposables, pumps, drugs and medications, general and administrative expenses, etc.

(2)      Prices effective 1/1/96 through 12/31/98.

* Confidential Treatment Requested


                          INDEMNITY PROGRAM ATTACHMENT
                                   EXHIBIT C.5
                         INDEMNITY PROGRAM REQUIREMENTS

         This highlights the essential features of CIGNA's Indemnity Program Requirements for Provider. Provider must follow the Program Requirements in order to receive payment for services rendered to Participants hereunder. Participants must also follow applicable Program Requirements in order to receive benefits.

XVIII    PARTICIPANT IDENTIFICATION

1. Participants should present a CIGNA Indemnity ID cud to Provider or Subcontractor at the time of service.

2. The ID card itself does not guarantee eligibility. Provider or Subcontractor should verify Participant eligibility with CIGNA.

XIX      COMPENSATION AND BILLING

1. Claim must be clearly identified as "CIGNA Indemnity" and sent to the centralized billing location designated by CIGNA.

2. Provider's Subcontractors may not bill CIGNA directly for Covered Home Care Services referred to Provider under any circumstances.

3. Provider and Subcontractors must not bill Participants for Covered Home Care Services rendered. Deductibles and Coinsurance should be billed to the Participant following the receipt of the Explanation of Benefits
         (EOB) letter from CIGNA.

4. Questions concerning the payment of individual claims should be directed to CIGNA.

XX       DISPUTE RESOLUTION

1. CIGNA and Provider agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Indemnity program.

2. If the parties are unable to resolve the dispute pursuant to the aforementioned process, the dispute shall be resolved in accordance with the dispute resolution procedures set forth in Section III.N. of the Agreement.


                                     IND 9


                        MEDICARE RISK PROGRAM ATTACHMENT
                    TO NATIONAL HOME CARE PROVIDER AGREEMENT
                                  (CAPLTATION)

         PURPOSE

         The terms and provisions of this Medicare Risk Program Attachment and the Agreement are applicable to Covered Home Care Services rendered in accordance with a Service Agreement which is consistent with the Medicare Risk Program.

XXI      DEFINITIONS

         CAPITATION PAYMENT means a periodic payment for Covered Home Care Services made to Provider, at the rates set forth in Exhibits D.1, D.2 and D.4, for each Medicare Contract Participant who is a member of Provider's Medicare Patient Panel.

         MEDICAL DIRECTOR means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

         MEDICARE CONTRACT PARTICIPANT means a Medicare eligible individual who is eligible for Covered Home Care Services under a Service Agreement and for whom CIGNA receives a capitation payment from the Health Care Financing Administration ("HCFA") under a risk arrangement. For purposes of this Attachment only, all references to Participants in the Agreement shall mean Medicare Contract Participants.

         MEDICARE PATIENT PANEL means those Medicare Care Participants who have designated or have otherwise been assigned to Provider as the primary source for Covered Home Care Services pursuant to a Service Agreement for which Provider will be reimbursed on a capitated basis for Covered Home Care Services rendered by Provider or Subcontractors.

         PRIMARY CARE PHYSICIAN means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the field of general medicine, internal medicine, family practice or pediatrics, and who has agreed to provide primary care physician services to Medicare Contract Participants in accordance with Medicare Risk Program Requirements.

XXII     PARTIES' OBLIGATIONS

A.       Services

1. Provider shall provide or arrange for all Covered Home Care Services referred to Provider that are required by Medicare Contract Participants In Provider's Medicare Patient Panel in accordance with the terms of this Agreement, this Medicare Risk Program Attachment and


                                     MCR 1

         Medicare Risk Program Requirements. Provider shall accept the compensation set forth in Exhibits D.1, D.2 and D.3 or D.4, whichever is applicable, of this Program Attachment as payment in full for such services.

2. A CIGNA Participating Physician or CIGNA will notify Provider's Network Manager of each referral for Covered Home Care Services for Medicare Contract Participants in its Medicare Patient Panel. Provider will provide or arrange for all Medically Necessary Covered Home Care Services for all such Medicare Contract Participants, in accordance with the authorization and Utilization Management procedures set forth in Section II.D. below.

3. Provider and CIGNA will jointly develop clinical pathways to establish a plan of treatment for more difficult Medicare Contract Participant cases requiring Covered Home Care Services.

B.       Compensation and Billing

1. By the 15th day of each month or within 5 days of receipt of the reports specified in Sections II.B.2. and II.B.3. of the Agreement, whichever is later, Provider shall receive a Capitation Payment for each Medicare Contract Participant in Provider's Medicare Patient Panel in accordance with the rates set forth in Exhibit D.1. The Capitation Payment shall be compensation in full for all Covered Home Care Services provided by Provider or Subcontractors to Medicare Contract Participants in Provider's Medicare Patient Panel, except as set forth in sections II.B.2. and II.B.3. below. Provider is required to deliver the reports delineated in Sections II.B.2. and II.B.3. of the Agreement by the tenth day of each calendar month, reflecting activity for the month preceding the prior month. The obligation to deliver such reports shall not apply until 2 months following the date that the format of the reports is agreed upon by the parties. CIGNA may elect to withhold all or a portion of Provider's Capitation Payment until such reports are received, except with respect to payments due in the first two months of this Attachment.

2. Each Service Area may elect to compensate Provider for those Tocolytic Services which are Covered Home Care Services either on a capitated or fee-for-service basis in accordance with the rates set forth in Exhibit D.2.

3. Home Medical Equipment which is a Covered Home Care Service shall at first be compensated in accordance with the fee-for-service rates set forth in Exhibit D.3. At any time during the term of this Agreement, CIGNA may elect to reimburse Provider for Home Medical Equipment in accordance with the Capitation Payment rates set forth in Exhibit D.4. Such rates shall be effective on the first day of the month following receipt of notification of such election by Provider from CIGNA.

4. Any retroactive adjustment made to Provider's Capitation Payments shall be based on the same methodology as is used in CIGNA Service Agreements. CIGNA shall fully apprise Provider in advance in writing of all such applicable methodologies. Any adjustment shall be


                                     MCR 2

         made in subsequent Capitation Payments. CIGNA will be able to make retroactive adjustments to capitation fees paid based on eligibility adjustments up to 180 days after a Medicare Contract Participant's eligibility has changed. In those instances where a Medicare Contract Participant has been retroactively deleted and has received services from Provider after the effective date of a deletion but prior to CIGNA informing Provider of such deletion, Provider or Subcontractor may bill the new provider of medical services for such participant for such services rendered.

5. With respect to Medicare Contract Participants added to or deleted from Provider's Patient Panel after the 1st day of the month, the following rules shall apply:

                  a. If the Medicare Contract Participant is added to Provider's Patient Panel on or before the 15th day of the month, a full month's Capitation Payment will be due for that Medicare Participant for that month. There will be no Capitation Payment due for Medicare Contract Participants added after the 15th day of the month; and

                  b. A full month's Capitation Payment will be due for the month of termination of a Medicare Contract Participant if the Medicare Contract Participant terminates after the 15th day of the month. If the Medicare Contract Participant terminates on or before the 15th day of the month, no Capitation Payment will be due for the month of termination.

6.       Provider agrees that the rates set forth In Exhibits D.1, D.2, D.3 and
         D.4 are all-inclusive for Covered Home Care Services and that no additional charges for any additional or ancillary items, supplies or services including, but not limited to, in-hospital assessments or pre-nursing assessments, travel time, nursing services, training services, equipment delivery, maintenance and repair, equipment service, contracts, after-hours delivery or other charges will be billed to or reimbursed by CIGNA.

7. Provider guarantees that the Capitation Payment rates set forth in this Attachment are effective for three years from the Effective Date of this Agreement. Additionally, Provider guarantees that the Home Medical Equipment fee-for-service rates set forth in Exhibit D.3 are effective until such time as CIGNA elects to reimburse Provider for such services on a capitated basis in accordance with Exhibit D.4 or 3 years, whichever is earlier. Notwithstanding the foregoing, the parties agree to meet to discuss adjustment to the Capitation Payment rates should any of the following circumstances occur during the term of this
         Attachment:

                  a. treatments, products, supplies or equipment which are excluded from Covered Home Care Services for Medicare Contract Participants as of the Effective Date on the basis that they are considered Experimental are no longer considered Experimental and become a Covered Home Care Service for such Participants.


                                     MCR 3

                  b. shifts in treatment sites for Covered Home Care Service therapies occurring after the Effective Date result in a material change to the services which are Covered Home Care Services for Medicare Contract Participants.

                  c. material changes are made to Medicare Contract Participants' Service Agreements after the Effective Date such that there is a material change to those Home Care Services which are Covered Home Care Services for such Participants.

                  d. a change in the number of Medicare Contract Participants serviced under the capitation arrangements described in item 3 of Exhibit X. to the Agreement occurring after the Effective Date of this Agreement results in a material change in Medicare Contract Participant volume under this Agreement which has a material financial impact on Provider. CIGNA agrees to notify Provider of any capitation arrangements described in Item 3 of Exhibit X to the Agreement entered into after the Effective Date which will result in the elimination of Provider's entire Medicare Patient Panel in a healthplan location or will result in a material reduction to the total number of Medicare Contract Participants in Provider's entire Medicare Patient Panel. This obligation to notify shall only apply to the extent that the department at CIGNA's home office primarily responsible for CIGNA's relationship with Provider has received notice of such capitation arrangements.

Any such adjustment of Capitation Payment rates shall only be made to the extent required to address the change in costs directly resulting from the above changed circumstance.

8. Any amendment of Capitation Payment rates shall be in accordance with the Amendment provisions of this Agreement.

9. All capitation rates include the cost of routine lab specimen collection by a nurse and delivered to a laboratory specified by CIGNA provided that Provider and such laboratory can reach a reasonable accommodation with respect to the logistics of such collection and delivery and with respect to the provision of applicable laboratory supplies.

C.       Financial Reports

1. Provider represents and warrants that the information provided by Provider to CIGNA in its response to CIGNA's request for proposal is, to the best of its knowledge, true and accurate.

2. Provider shall provide CIGNA with the following financial reports on a timely basis: 1) Provider's annual audited financial reports, including, but not limited to, Provider's audited annual income statement and balance sheet; 2) quarterly financial reports including an income statement, balance sheet and any other reports identifying payments made to Subcontractors in the preceding quarter and the incurred but not reported claims as of the end of the


                                     MCR 4

         preceding quarter in sufficient detail to determine if payments have been made in accordance with this Agreement and applicable law; and 3) any financial reports required by applicable regulatory authorities.

3. Provider shall notify CIGNA immediately of any of Provider's known significant payment defaults and shall provide CIGNA with copies of notifications of such payment defaults received by Provider, with respect to any of Provider's Subcontractors, provided that such notice shall not be required if Provider cures the default within 15 days of notification of the default. At the end of each quarter, Provider's chief financial officer or another individual acceptable to CIGNA shall provide CIGNA with a signed certification to the effect that there are no known payment defaults with respect to any of Provider's creditors. Provider agrees to provide CIGNA with copies of all letters normally provided by auditors to Provider's lenders relating to Provider's compliance with terms and conditions of loan agreements with such lenders.

D.       Utilization Management

1. The CIGNA Participating Physician or CIGNA shall notify Provider's Network Manager of each referral for Covered Home Care Services to Medicare Contract Participants in Provider's Medicare Patient Panel.

2. For Covered Home Care Services ordered by a physician, Provider and/or Subcontractor will work with that referring physician to assess the patient's appropriateness for Covered Home Care Services. Any patients which Provider determines to be medically inappropriate for Covered Home Care Services will be reported to CIGNA for evaluation and final determination. Where CIGNA assesses Covered Home Care Services to be appropriate for the patient, Provider and Participating Physician will develop a care plan, including definition of treatment goals and outcomes and the Identification of the resources necessary for implementation.

3. Provider will provide or arrange for the Covered Home Care Services necessary to carry out the care plan provided that neither Provider nor its Subcontractors shall be obligated to render services where the provision of services in the home setting (or ambulatory setting with respect to Home Infusion Therapy) would be unsafe to the Participant or Provider or Subcontractor personnel. Provider will monitor the services rendered under the care plan in accordance with Utilization Management criteria and procedures mutually agreed upon by both parties, including, but not limited to, the Milliman and Robertson Home Care and Case Management guidelines set forth in Exhibit A.5 to the HMO Program Attachment.

E.       Assignment and Identification of Participants


                                     MCR 5

1. Provider shall comply with the requirements of and shall participate in CIGNA's procedures with respect to the assignment and identification of Medicare Contract Participants as outlined in Medicare Risk Program Requirements.

2. CIGNA will deliver Medicare Contract Participant identification information to Provider in accordance with section II.A.10 of the Agreement.

F.       Coordination of Benefits

1. CIGNA and Provider shall cooperate to exchange information relating to coordination of benefits with regard to any Medicare Contract Participant for whom Provider is providing or arranging services.

2. Certain claim for services rendered to Medicare Contract Participants are claims for which another payor may be primarily responsible under coordination of benefit rules. Provider may bill such claims to the primary payor and shall comply with the primary payor's billing rules, including, but not limited to, any of the primary payor's limitations on billing Participants.

3. When Payor is other than primary under applicable coordination of benefits rules, Payor shall not be obligated to pay any amounts in addition to the capitation amounts paid pursuant to this Agreement and Provider and Its Subcontractors shall reimburse any CIGNA Copayments, Coinsurance or Deductibles collected from Medicare Contract Participants upon request by CIGNA or the Medicare Contract Participant. In the event that Provider or its Subcontractors fail to reimburse such amounts, CIGNA shall have the right to deduct any such amounts from any amounts payable under this Agreement.

4. When CIGNA or its designated Payor is primary under applicable coordination of benefits rules, Provider shall consider the compensation set forth in this Attachment as payment in full for Covered Home Care Services rendered to Medicare Contract Participants and shall not seek additional reimbursement from any secondary payors.

G.       Reimbursement of Expenditures

CIGNA shall be entitled to recover from Provider any reasonable expenditure made, or recover any reasonable cost incurred, including, but not limited to, any reasonable administrative costs, in providing or arranging for any Covered Home Care Services for which Provider was obligated hereunder but did not so provide. An amount sufficient to compensate for such expenditures and costs may be deducted from any payments due to Provider under this Agreement. Except with respect to Emergency or Urgent situations or


                                     MCR 6


with respect to out-of-network claims which are the result of an affirmative opt out decision or non-compliance by the Participant or physician in the selection of home care provider, prior to incurring any such expenditures, CIGNA shall notify Provider and allow Provider a reasonable opportunity to cure its failure to provide the particular service. CIGNA shall provide Provider with written notice and full disclosure of costs incurred prior to any such deduction. This provision shall survive the termination of this Agreement.

H.       Limitations on Billing Participants

1. Provider hereby agrees that in no event, including, but not limited to non-payment by CIGNA, CIGNA's insolvency, or breach of this Agreement, shall Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Medicare Contract Participants or persons other than CIGNA for Covered Home Care Services. This provision shall not prohibit collection of any applicable Copayments, Deductibles or Coinsurance.

2. Provider further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Medicare Contract Participants and that this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between Provider and the Medicare Contract Participant or persons acting on the Medicare Contract Participant's behalf.

3. Any modification, additions, or deletion to the provisions of this hold harmless clause shall become effective on a date no earlier than fifteen (15) days after: (1) the applicable state regulatory agency has received written notice of such proposed change and (2) HCFA's Secretary has approved in writing such proposed change.

4. When Provider has been notified in advance that a particular service is not Medically Necessary, Provider and its Subcontractors shall not charge Medicare Contract Participants for such services unless, in advance of the provision of such services, the Medicare Contract Participant is notified that the services are not covered and the Medicare Contract Participant acknowledges in writing that he or she shall be responsible for payment of charges for such services.

I.       Identification of Special Status Medicare Contract Participants


                                     MCR 7


Provider shall use best efforts in identifying to CIGNA all patients that qualify for additional compensation through HCFA and the Medicare Risk Program. In particular, instances involving end stage renal patients, hospice care, skilled nursing facilities and institutionalized Medicare Contract Participants will be closely monitored.

J.       Medicare Contract Participants' Financial Responsibility

1. CIGNA will maintain a listing of Covered Services, Copayments, Deductibles and Coinsurance for each Service Agreement under which a Medicare Contract Participant is enrolled. CIGNA will maintain operational policies and procedures related to its Medicare Risk Programs.

2. Provider and Subcontractors shall collect any applicable Copayment amounts indicated on the Medicare Contract Participant's ID Card at the time of services. Deductibles and Coinsurance amounts, if any, shall be billed to the Medicare Contract Participant following receipt of an explanation of benefits.

3. Provider and Subcontractors shall provide notice to Medicare Contract Participants of the Participants personal financial obligation for payment of non-Covered Services prior to service delivery.

K.       Provider Incentive Arrangements

1. CIGNA shall have the right to review and disclose to applicable regulatory authorities to the extent required by applicable laws or regulations any agreements between Provider and others relating to Medicare Contract Participants which contain an incentive arrangement.

2. The terms of this Agreement may be renegotiated if the aforementioned incentive arrangements place Provider or its Subcontractors at "substantial financial risk" as defined by applicable laws and regulations with respect to provider incentive plans.

L.       Provider Contracts With Subcontractors

Each of Provider's provider contracts with Subcontractors shall comply with all HCFA requirements relating to such contracts and shall acknowledge CIGNA as a third party beneficiary to such contracts

M.       Compliance With Medicare Risk Requirements


                                     MCR 8


Provider and its Subcontractors shall cooperate and comply with all applicable statutory, regulatory and HCFA requirements relating to Medicare Contract Participants including, but not limited to, requirements relating to Peer Review Organization reviews and audits and Medicare appeals processes. Provider and its Subcontractors will cooperate and participate in CIGNA's efforts to comply with applicable statutory, regulatory and HCFA requirements relating to Medicare Contract Participants to the extent reasonably requested by CIGNA.

N. Notification Of Complaints, Investigations, Litigation

Provider shall notify CIGNA immediately of any known advocacy group actions or investigations of services or care rendered by Provider or its Subcontractors under this Agreement.

O. Records

Provider and Subcontractors shall maintain, in a manner which facilitates regulatory review, and provide CIGNA and HCFA with access to any books, records and documentation relating to services rendered to Medicare Contract Participants under this Agreement and any other records requested by HCFA or CIGNA to assure financial solvency and health care delivery capability and to investigate complaints and grievances. Access to such books, records and documentation shall be provided within the timeframes specified by HCFA or, if access is requested by CIGNA only, upon reasonable notice by CIGNA.

P. Internal Grievance Policy, Medicare Appeals Process and Denial Letters

Prior to execution of this Agreement, Provider shall provide CIGNA with a copy of its internal grievance policy and


                                     MCR 9


procedures, a copy of its Medicare appeals policy and procedures and a copy of its service and/or payment denial letters. Provider shall make no material change to such policies, procedures and denial letters without the prior written consent of CIGNA.

XXIII    TERMINATION

         A. NOTWITHSTANDING THE TERMINATION PROVISIONS SET FORTH IN THE AGREEMENT, THIS MEDICARE RISK PROGRAM ATTACHMENT MAY ONLY BE TERMINATED AS FOLLOWS:

                  1. With or without cause, upon one hundred twenty (120) days' prior written notice by either party;

                  2. Immediately by CIGNA if CIGNA reasonably determines that continuation of the terms of this Medicare Risk Program Attachment may negatively impact the care rendered to Medicare Contract Participants;

                  3. By CIGNA in the event that the risk arrangement between CIGNA and HCFA is terminated or not renewed by HCFA effective on the date of such termination or nonrenewal and as to the Service Area affected by the nonrenewal or termination only.

         B. UPON TERMINATION OF THIS AGREEMENT, PROVIDER AND ITS SUBCONTRACTORS SHALL CONTINUE TO PROVIDE COVERED SERVICES FOR SPECIFIC CONDITIONS FOR WHICH A MEDICARE CONTRACT PARTICIPANT WAS UNDER PROVIDER OR ITS SUBCONTRACTOR'S CARE AT THE TIME OF SUCH TERMINATION SO LONG AS MEDICARE CONTRACT PARTICIPANT RETAINS ELIGIBILITY UNDER A SERVICE AGREEMENT, UNTIL THE EARLIER OF COMPLETION OF SUCH SERVICES, CIGNA'S PROVISION FOR THE ASSUMPTION OF SUCH TREATMENT BY ANOTHER PHYSICIAN, OR THE EXPIRATION OF TWELVE (12) MONTHS. PROVIDER SHALL BE COMPENSATED FOR COVERED SERVICES PROVIDED TO ANY SUCH MEDICARE CONTRACT PARTICIPANT IN ACCORDANCE WITH THE FEE-FOR-SERVICE REIMBURSEMENT RATES SET FORTH IN THE PPO PROGRAM ATTACHMENT TO THIS AGREEMENT.

         C. PROVIDER SHALL HAVE NO OBLIGATION UNDER THIS AGREEMENT TO PROVIDE SERVICES TO INDIVIDUALS WHO CEASE TO BE MEDICARE CONTRACT PARTICIPANTS.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                     MCR 10


                        MEDICARE RISK PROGRAM ATTACHMENT
                                   EXHIBIT D.1
                                CAPITATION RATES

                              CIGNA HEALTHCARE
                EXHIBIT D(1) -- OLSTEN KIMBERLY QUALITYCARE
                      HMO CAPITATION RATES -- MEDICARE
                -------------------------------------------
                HEALTHPLAN SITE                      MEDICARE
                ---------------                      --------
                    Alabama                             *
                    Arizona                             *
                   Arkansas                             *
                  California                            *
                   Colorado                             *
                  Connecticut                           *
                   Delaware                             *
             District of Columbia                       *
                    Florida                             *
                    Georgia                             *
                     Idaho                              *
                   Illinois                             *
                    Indiana                             *
                     Iowa                               *
                    Kansas                              *
                   Kentucky                             *
                   Louisiana                            *
                   Lovelace                             *
                     Maine                              *
                   Maryland                             *
                 Massachusetts                          *
                   Michigan                             *
                   Minnesota                            *
                  Mississippi                           *
                   Missouri                             *
                    Montana                             *
                   Nebraska                             *
                    Nevada                              *
                 New Hampshire                          *
                  New Jersey                            *
         New Mexico (except Lovelace)                   *
                   New York                             *
                North Carolina                          *
                 North Dakota                           *
                     Ohio                               *
                   Oklahoma                             *
                    Oregon                              *

* Confidential Treatment Requested


                              CIGNA HEALTHCARE
                EXHIBIT D(1) -- OLSTEN KIMBERLY QUALITYCARE
                      HMO CAPITATION RATES -- MEDICARE

                HEALTHPLAN SITE                      MEDICARE
                ---------------                      --------
                 Pennsylvania                           *
                 Rhode Island                           *
                South Carolina                          *
                 South Dakota                           *
                   Tennessee                            *
                     Texas                              *
                     Utah                               *
                    Vermont                             *
                   Virginia                             *
                  Washington                            *
                 West Virginia                          *
                   Wisconsin                            *
                    Wyoming                             *

* Confidential Treatment Requested

(1)      Prices effective 1/1/96 through 12/31/98.

(2)      Above prices exclude Home Medical Equipment.


                        MEDICARE RISK PROGRAM ATTACHMENT
                                   EXHIBIT D.2
                                 TOCOLYTIC RATES

                                CIGNA HEALTHCARE

                   EXHIBIT D(2) - OLSTEN KIMBERLY QUALITYCARE

                           TOCOLYTIC RATES - MEDICARE

            HMO CAPITATION RATE FOR HEALTHPLANS ELECTING CAPITATION:
                           $0.11 PER MEMBER PER MONTH

           FEE FOR SERVICES (FFS) RATES FOR HEALTHPLANS ELECTING FFS:
           ----------------------------------------------------------
                                                               (1)
           SERVICE                                          PER DIEMS
           -------                                          ---------
     Level I Monitoring                                         *
    Level II Monitoring                                         *
    Level III Monitoring                                        *

(1) Per Diems include ALL costs--including but not limited to all nursing required, telephonic monitoring, family caregiver training and education, durable medical equipment administered or used in the course of rendering services, medical supplies, disposables, pumps, drugs and medications, general and administrative expenses, etc.

(2)      Prices effective 1/1/96 through 12/31/98.

* Confidential Treatment Requested


                        MEDICARE RISK PROGRAM ATTACHMENT
                                   EXHIBIT D.3
               FFS REIMBURSEMENT SCHEDULE - HOME MEDICAL EQUIPMENT

                                CIGNA HEALTHCARE
                   EXHIBIT D(3) - OLSTEN KIMBERLY QUALITYCARE
              HMO FEE SCHEDULE - HOME MEDICAL EQUIPMENT - MEDICARE

HCPC                                                       PURCHASE       RENTAL
CODE                   DESCRIPTION                           RATE          RATE
-----                  -----------                         --------       ------
E0444    PORTABLE O2 CONTENTS/LIQUID/1 LB.                     *             *
E0450    VOLUME VENTILATOR/STAT OR PORT                        *             *
E0452    INTERMITTENT ASSIST DEVICE/BIPAP/TU                   *             *
E0453    THERAPEUTIC VENT FOR <12 HRS DAY                      *             *
E0460    NEG PRESSURE VENT/PORT/STATIONARY                     *             *
E0480    PERCUSSOR/ELEC OR PNEUMATIC HOME                      *             *
E0500    IPPB MACHINE/ALL TYPES                                *             *
E0550    HUMIDIFIER/DURABLE/FOR IPPB OR 02                     *             *
E0555    HUMIDIFIER/REUSE/PLASTIC OR GAS                       *
E0565    COMPRESSOR/BEDSIDE CONTINUOUS                         *             *
E0570    NEBULIZER W/COMP IE/PULMO-AIDE                        *
E0575    NEBULIZER/ULTRASONIC, HO CONTIN. USE                  *             *
E0585    NEBULIZER W/COMPRESSOR & HEATER                       *             *
E0600    SUCTION PUMP/HOME USE/PORTABLE                        *             *
E0601    CONT AIRWAY PRESSURE DEVICE/CPAP                      *             *
E0607    HOME BLOOD GLUCOSE MONITOR                            *             *
E0608    APNEA MONITOR                                         *             *
E0620    SEAT LIFT CHAIR/MOTORIZED                                           *
E0621    SLING/SEAT FOR PATIENT LIFT                           *
E0630    PATIENT LIFT/HYDRAULIX W/ST OR SLN                    *             *
E0650    PNEUMATIC COMP/LYMPHEDEMA PUMP                        *             *
E0651    PNEUMATIC COMP/LYMPH PUMP/NON GRAD                    *             *
E0652    PNEUMATIC COMOP/LYMPH PUMP/CAL GRAD                   *             *
E0655    PNEUMATIC APPLIANCE/HALF ARM                          *
EO660    PNEUMATIC APPLIANCE/FULL LEG                          *
EO665    PNEUMATIC APPLIANCE/FULL ARM                          *
EO666    PNEUMATIC APPLIANCE/HALF LEG                          *
EO667    PNEUMATIC APP/USED W/SEG COMP/LEG                     *
EO720    TENS/2 LEAD                                           *             *
E0730    TENS/4 LEAD                                           *             *
E0745    NEUROMUSCULAR STIM/ELECTRIC SCHOCK                    *             *
E0776    IV POLE                                               *             *
E0840    CERVICAL TRACTION FRAME/HEADBOARD                     *
EO850    CERVICAL TRACTION STAND FREE STANDING                 *
EO860    OVERDOOR CERVICAL TRACTION                            *             *
E0870    EXTREMITY TRACTION/FOOTBOARD/BUCKS                    *             *
E0880    EXTREMITY TRACTION/FREE STANDING                      *             *
E0890    PELVIC TRACTION/FOOTBOARD                             *             *
E0900    PELVIC TRACTION/FREE STANDING                         *             *
E0910    TRAPEZE BAR ATTACHED TO BED                           *             *
E0920    FRACTURE FRAME ATTD TO BED W/WEIGHTS                  *             *
E0930    FRACTURE FRAME/FREE STANDING/W/WEIGHTS                *             *
E0935    KNEE CPM PER DAY                                                    *
E0940    TRAPEZE BAR/FREE STANDING W/BAR                       *             *
E0942    CERVICAL HEAD HARNESS/HALTER                          *
EO946    FRACTURE FRAME DUAL W/CROSS BARS                      *
EO951    LOOP HEEL/EACH                                        *
EO952    LOOP TOE/EACH                                         *
E0953    PNEUMATIC TIRE/EACH                                   *

---------------

* Confidential Treatment Requested



                   EXHIBIT D(3) - OLSTEN KIMBERLY QUALITYCARE
              HMO FEE SCHEDULE - HOME MEDICAL EQUIPMENT - MEDICARE

HCPC                                                                  PURCHASE   RENTAL
CODE                            DESCRIPTION                             RATE      RATE
----------------------------------------------------------------------------------------
E1091   YOUTH WHEELCHAIR, ANY TYPE                                          *          *
E1092   W/C HD WIDE DA ELR                                                  *          *
E1093   W/C HD WIDE DA FR                                                   *          *
E1100   SEMI RECLINING S/C FA ELR                                           *          *
E1110   WC SEMI-RECLINING/DA OR ELR                                         *          *
E1130   WC STANDARD FA/SDFR                                                 *          *
E1140   WC STANDARD DA/8DFR                                                 *          *
E1150   WC STANDARD DA/ELR                                                  *          *
E1160   WC STANDARD FA/ELR                                                  *          *
E1170   AMPUTEE WC FA/ELR                                                   *          *
E1171   AMPUTEE WC FA W/O SDFR OF ELR                                       *          *
E1172   AMPUTEE WC DA W/O SDFR OR ELR                                       *          *
E1180   AMPUTEE WC DA/SDFR                                                  *          *
E1190   AMPUTEE WC DA/ELR                                                   *          *
E1195   HEAVY DUTY SC FA/ELR                                                           *
E1200   AMPUTEE WC FA/SDFR                                                             *
E1210   MOTORIZED WC FA/ELR                                                            *
E1211   MOTORIZED WC DA/ELR                                                            *
E1212   WC/MOTORIZED/FFLA/SDFR                                                         *
E1213   MOTORIZED WC DA/SDFR                                                           *
E1240   WC LIGYHTWEIGHT DA/ELR                                              *          *
E1250   WC LIGHTWEIGHT FA/SDFR                                              *          *
E1260   WC LIGHTWEIGHT/DA/SDFR                                              *          *
E1270   WC LIGHTWEIGHT FA/ELR                                               *          *
E1353   REGULATOR, FOR PURCHASED TANK                                       *
E1355   TANK STAND/RACK                                                     *
E1372   EXTERNAL HEATER IMMERSION FOR NEB                                   *          *
E1375   PORTABLE NEB W/SMALL COMP/LTD, FLOW                                            *
E1377   COMPRESSOR, LIGHT DUTY ADJ. PRESSURE                                *          *
E1378   O2 CONCENTRATOR/H1 HUMID/=488 CU FT.                                *          *
E1379   O2 CONCENTRATOR/H1 HUMID/=732 CU FT.                                *          *
E1380   O2 CONCENTRATOR/H1 HUMID/=976 CU FT.                                *          *
E1381   O2 CONCENTRATOR/H1 HUMID/=1220 CU FT.                               *          *
E1382   PULSE OXIMETER CONT/OVERNOC INCL PROV                               *          *
E1383   O2 CONCENTRATOR/H1 HUMID/=1708 CU FT.                               *          *
E1384   O2 CONCENTRATOR/H1 HUMID/=1952 CU FT.                               *          *
E1385   OXYGEN ANALYZER                                                     *          *
E1400   OXYGEN CONCENTRATOR 2 LITER                                         *          *
E1401   O2 CONCENTRATOR BETWEEN 2L & 4L                                     *          *
E1402   O2 CONCENTRATOR BETWEEN 3L & 4L                                     *          *
E1403   O2 CONCENTRATOR BETWEEN 4L & 5L                                     *          *
E1404   O2 CONCENTRATOR BETWEEN 5L @ 85% CONC                               *          *
E1405   O2 & H2O ENRICHING SYS/HTD DELIVERY                                 *          *
E1408   O2 & H2O ENRICHING SYS/NON HTD DELIVERY                             *          *

1) HME PROVIDED TO PATIENTS OTHER THAN LISTED ABOVE WILL BE BILLED AT A * DISCOUNT FROM PROVIDER'S USUAL AND CUSTOMARY CHARGE.

2) SPECIAL ORDER, CUSTOM WHEELCHAIRS WILL BE DISCOUNTED * FROM MANUFACTURERS' SUGGESTED RETAIL.

 * Confidential Treatment Requested.

                                                                        01/24/96


                        MEDICARE RISK PROGRAM ATTACHMENT
                                  EXHIBIT D.4
                      HOME MEDICAL EQUIPMENT - CAPITATION

                    EXHIBIT D(4)-ESTEN KIMBERLY QUALITYCARE

                        HME CAPITATION RATES - MEDICARE

Healthplan Bldg                 Medicare
---------------                 --------

Alabama                             *
Arizona                             *
Arkansas                            *
California                          *
Colorado                            *
Connecticut                         *
Delaware                            *
District of Columbia                *
Florida                             *
Georgia                             *
Idaho                               *
Illinois                            *
Indiana                             *
Iowa                                *
Kansas                              *
Kentucky                            *
Louisiana                           *
Lovelace                            *
Maine                               *
Maryland                            *
Massachusetts                       *
Michigan                            *
Minnesota                           *
Mississippi                         *
Missouri                            *
Montana                             *
Nebraska                            *
Nevada                              *
New Hampshire                       *
New Jersey                          *
New Mexico (except Lovelace)        *
New York                            *
North Carolina                      *
North Dakota                        *
Ohio                                *
Oklahoma                            *
Oregon                              *
Pennsylvania                        *
Rhode Island                        *
South Carolina                      *
South Dakota                        *
Tennessee                           *
Texas                               *
Utah                                *
Vermont                             *
Virginia                            *
Washington                          *
West Virginia                       *
Wisconsin                           *
Wyoming                             *

(1) Prices effective 1/1/98 through 12/31/98.

(2) Above prices have NO exclusions for home medical equipment.

 *  Confidential Treatment Requested.



                        MEDICARE RISK PROGRAM ATTACHMENT
                                   EXHIBIT D.5
                       MEDICARE RISK PROGRAM REQUIREMENTS

This highlights the essential features of CIGNA's Medicare Risk Program Requirements for Provider. Provider must follow the Program Requirements in order to receive payment for services rendered to Medicare Contract Participants. Medicare Contract Participants must also follow applicable Program Requirements in order to receive benefits.

I.       MEDICARE CONTRACT PARTICIPANT IDENTIFICATION

1. Medicare Contract Participants must present a Medicare Risk Program ID card to Provider or Subcontractor at the time of service.

2. The ID card itself does not guarantee eligibility. Provider or Subcontractor should verify Medicare Contract Participant eligibility with CIGNA.

II.      COMPENSATION AND BILLING

1. Encounter data will contain all of the required data elements of a paid claim and will reflect services rendered to Medicare Contract Participants either by Provider directly or through Subcontractors.

2. Provider's Subcontractors may not bill CIGNA directly for Covered Home Care Services referred to Provider rendered to Medicare Contract Participants under any circumstances.

3. Provider and Subcontractors must not bill Medicare Contract Participants for Covered Home Care Services rendered. Provider or Subcontractor will collect from or bill to Medicare Contract Participant any applicable Copayments.

4. Questions concerning the payment of individual claims should be directed to CIGNA.

III.     ROLES AND RESPONSIBILITIES

1. Provider or Subcontractor must communicate and collaborate with the Medicare Contract Participant's Primary Care Physician in management of the Participant's care.

IV.      DISPUtE RESOLUTION

1. Disputes arising with respect to the performance or the interpretation of this Agreement shall be submitted to the Healthplan Medical Director for review and resolution. If Provider is not satisfied with the resolution, Provider may submit the matter to the National Medical Director, CIGNA Health Corporation. The National Medical Director or his designee will review the matter and may seek written statements from the Healthplan Medical Director, Provider, Subcontractor and others as appropriate. The decision of the National Medical Director will be binding on CIGNA and Provider if the resolution is accepted by Provider.

2. If the parties are unable to resolve the dispute through the aforementioned process, the parties shall resolve the dispute pursuant to the dispute resolution procedures set forth in Section III.N. of the Agreement.


                                     MCR 13


                        MEDICAID RISK PROGRAM ATTACHMENT
                    TO NATIONAL HOME CARE PROVIDER AGREEMENT
                                  (CAPITATION)

PURPOSE

The terms and provisions of this Medicaid Risk Program Attachment and the Agreement are applicable to Covered Home Care Services rendered in accordance with a Service Agreement which is consistent with the Medicaid Risk Program.

I.       DEFINITIONS

CAPITATION PAYMENT means a periodic payment for Covered Home Care Services made to Provider, at the rates set forth in Exhibits E.1, E.2 and E.4, for each Medicaid Participant who is a member of Provider's Medicaid Patient Panel.

MEDICAL DIRECTOR means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

MEDICAID PARTICIPANT means a Medicaid eligible individual who is eligible for Covered Home Care Services under a Service Agreement and for whom CIGNA receives a capitation payment from a state governmental authority under a risk arrangement. For purposes of this Attachment only, all references to Participants in the Agreement shall mean Medicaid Participants.

MEDICAID PATIENT PANEL means those Medicaid Participants who have designated or have otherwise been assigned to Provider as the primary source for Covered Home Care Services pursuant to a Service Agreement for which Provider will be reimbursed on a capitated basis for Covered Home Care Services rendered by Provider or Subcontractors.

PRIMARY CARE PHYSICIAN means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the field of general medicine, internal medicine, family practice or pediatrics, and who has agreed to provide primary care physician services to Medicaid Participants in accordance with Medicaid Risk Program Requirements.

II.      PARTIES' OBLIGATIONS

A.       SERVICES

1. Provider shall provide or arrange for all Covered Home Care Services referred to Provider that are required by Medicaid Participants in Provider's Medicaid Patient Panel in accordance with the terms of this Agreement, this Medicaid Risk Program Attachment and Medicaid Risk Program Requirements. Provider shall accept the compensation set forth in Exhibits E.1, E.2 and E.3 or E.4, whichever is applicable, of this Program Attachment as payment in full for such services rendered by Provider and Subcontractors.

2. A CIGNA Participating Physician or CIGNA will notify Provider's Network Manager of each referral for Covered Home Care Services for Medicaid Participants in its Medicaid


                                     MCD 1



         Patient Panel. Provider will provide or arrange for all Medically Necessary Covered Home Care Services for all such Medicaid Participants, in accordance with the authorization and Utilization Management procedures set forth in Section II.D. below.

3. Provider and CIGNA will jointly develop clinical pathways to establish a plan of treatment for more difficult Medicaid Participant cases requiring Covered Home Care Services.

B.       COMPENSATION AND BILLING

1. By the 15th day of each month or within 5 days of receipt of the reports specified in Sections II.B.2. and II.B.3. of the Agreement, whichever is later, Provider shall receive a Capitation Payment for each Medicaid Participant in Provider's Medicaid Patient Panel in accordance with the rates set forth in Exhibit E.1. The Capitation Payment shall be compensation in full for all Covered Home Care Services provided by Provider or Subcontractors to Medicaid Participants in Provider's Medicaid Patient Panel, except as set forth in Sections II.B.2. and II.B.3. below. Provider is required to deliver the reports delineated in Sections II.B.2. and II.B.3. of the Agreement by the tenth day of each calendar month, reflecting activity for the month preceding the prior month. The obligation to deliver such reports shall not apply until 2 months following the date that the format of the reports is agreed upon by the parties. CIGNA may elect to withhold all or a portion of Provider's Capitation Payment until such reports are received, except with respect to payments due in the first two months of this Attachment.

2. Each Service Area may elect to compensate Provider for those Tocolytic Services which are Covered Home Care Services either on a capitated or fee-for-service basis in accordance with the rates set forth in Exhibit E.2.

3. Home Medical Equipment which is a Covered Home Care Service shall at first be compensated in accordance with the fee-for-service rates set forth in Exhibit E.3. At any time during the term of this Agreement, CIGNA may elect to reimburse Provider for Home Medical Equipment in accordance with the Capitation Payment rates set forth in Exhibit E.4. Such rates shall be effective on the first day of the month following receipt of notification of such election by Provider from CIGNA.

4. Any retroactive adjustment made to Provider's Capitation Payments shall be based on the same methodology as is used in CIGNA Service Agreements. CIGNA shall fully apprise Provider in advance in writing of all such applicable methodologies. Any adjustment shall be made in subsequent Capitation Payments. CIGNA will be able to make retroactive adjustments to capitation fees paid based on eligibility adjustments up to 180 days after a Medicaid Participant's eligibility has changed. In those instances where a Medicaid Participant has been retroactively deleted and has received services from Provider after the effective date of a deletion but prior to CIGNA informing Provider of such deletion, Provider or Subcontractor may bill the new provider of medical services to the participant for such service rendered.

5. With respect to Medicaid Participants added to or deleted from Provider's Patient Panel after the 1st day of the month, the following rules shall apply:


                                     MCD 2


         a. If the Medicaid Participant is added to Provider's Patient Panel on or before the 15th day of the month, a full month's Capitation Payment will be due for that Medicaid Participant for that month. There will be no Capitation Payment due for Medicaid Participants added after the 15th day of the month; and

         b. A full month's Capitation Payment will be due for the month of termination of a Medicaid Participant if the Medicaid Participant terminates after the 15th day of the month. If the Medicaid Participant terminates on or before the 15th day of the month, no Capitation Payment will be due for the month of termination.

6.       Provider agrees that the rates set forth in Exhibits E.1, E.2, E.3 and
         E.4 are all-inclusive for Covered Home Care Services and that no additional charges for any additional or ancillary items, supplies or services including, but not limited to, in-hospital assessments or pre-nursing assessments, travel time, nursing services, training services, equipment delivery, maintenance and repair, equipment service contracts, after-hours delivery or other charges will be billed to or reimbursed by CIGNA.

7. Provider guarantees that the Capitation Payment rates set forth in this Attachment are effective for three years from the Effective Date of this Agreement. Additionally, Provider guarantees that the Home Medical Equipment fee-for-service rates set forth in Exhibit E.3 are effective until such time as CIGNA elects to reimburse Provider for such services on a capitated basis in accordance with Exhibit E.4 or 3 years, whichever is earlier. Notwithstanding the foregoing, the parties agree to meet to discuss adjustment to the Capitation Payment rates should any of the following circumstances occur during the term of this
         Attachment:

         a. treatments, products, supplies or equipment which are excluded from Covered Home Care Services for Medicaid Participants as of the Effective Date on the basis that they are considered Experimental are no longer considered Experimental and become a Covered Home Care Service for such Participants.

         b. shifts in treatment sites for Covered Home Care Service therapies occurring after the Effective Date result in a material change to the services which are Covered Home Care Services for Medicaid Participants.

         c. material changes are made to Medicaid Participants' Service Agreements after the Effective Date such that there is a material change to those Home Care Services which are Covered Home Care Services for such Participants.

         d. a change in the number of Medicaid Risk Program Participants serviced under the capitation arrangements described in item 3 of Exhibit X. to the Agreement occurring after the Effective Date of this Agreement results in a material change in Medicaid Risk Program Participant volume under this Agreement which has a material financial impact on Provider. CIGNA agrees to notify Provider of any capitation arrangements described in item 3 of Exhibit X occurring after the Effective Date which will result in the elimination of Provider's entire Medicaid Patient Panel in a particular healthplan location or which will result in a material reduction in the total number of Medicaid Participants


                                     MCD 3


                  in Provider's entire Medicaid Patient Panel. This obligation to notify shall only apply to the extent that the department at CIGNA's home office location primarily responsible for CIGNA's relationship with Provider is notified of such capitation arrangements.

         Any such adjustment of Capitation Payment rates shall only be made to the extent required to address the change in costs directly resulting from the above changed circumstance.

8. Any amendment of Capitation Payment rates shall be in accordance with the Amendment provisions of this Agreement.

9. All capitation rates include the cost of routine lab specimen collection by a nurse and delivered to a laboratory specified by CIGNA provided that Provider and such laboratory can reach a reasonable accommodation with respect to the logistics of such collection and delivery and with respect to the provision of applicable laboratory supplies.

C.       FINANCIAL REPORTS

1. Provider represents and warrants that the information submitted to CIGNA by Provider in its response to CIGNA's request for proposal is, to the best of its knowledge, true and accurate.

2. Provider shall provide CIGNA with the following financial reports on a timely basis: 1) Provider's annual audited financial reports, including, but not limited to, Provider's audited annual income statement and balance sheet; 2) quarterly financial reports including an income statement, balance sheet and any other reports identifying payments made to Subcontractors in the preceding quarter and the incurred but not reported claims as of the end of the preceding quarter in sufficient detail to determine if payments have been made in accordance with this Agreement and applicable law; and 3) any financial reports required by applicable regulatory authorities.

3. Provider shall notify CIGNA immediately of any of Provider's known significant payment defaults and shall provide CIGNA with copies of notifications of significant payment defaults received by Provider, with respect to any of Provider's Subcontractors, provided that such notice shall not be required if Provider cures the default within 15 days of notification of the default. At the end of each quarter, Provider's chief financial officer or another individual acceptable to CIGNA shall provide CIGNA with a signed certification to the effect that there are no known payment defaults with respect to any of Provider's creditors. Provider agrees to provide CIGNA with copies of all letters normally provided by auditors to Provider's lenders relating to Provider's compliance with the terms and conditions of loan agreements with such lenders.

D.       UTILIZATION MANAGEMENT

1. The CIGNA Participating Physician or CIGNA shall notify Provider's Network Manager of each referral for Covered Home Care Services to Medicaid Participants in Provider's Medicaid Patient Panel.

2. For Covered Home Care Services ordered by a physician, Provider and/or Subcontractor will work with that referring physician to assess the patient's appropriateness for Covered Home


                                     MCD 4



         Care Services. Any patients which Provider determines to be medically inappropriate for Covered Home Care Services will be reported to CIGNA for evaluation and final determination. Where CIGNA assesses Covered Home Care Services to be appropriate for the patient, Provider and Participating Physician will develop a care plan, including definition of treatment goals and outcomes and the identification of the resources necessary for implementation.

3. Provider will provide or arrange for the Covered Home Care Services necessary to carry out the care plan provided that neither Provider nor Subcontractors shall be obligated to provide services where the provision of services in the home setting (or ambulatory setting with respect to Home Infusion Therapy) would be unsafe to the Participant or Provider or Subcontractor personnel. Provider will monitor the services rendered under the care plan in accordance with Utilization Management criteria and procedures mutually agreed upon by both parties, including, but not limited to, the Milliman and Robertson Home Care and Case Management guidelines set forth in Exhibit A.5 to the HMO Program Attachment.

E.       ASSIGNMENT AND IDENTIFICATION OF PARTICIPANTS

1. Provider shall comply with the requirements of and shall participate in CIGNA's procedures with respect to the assignment and identification of Medicaid Participants as outlined in Medicaid Risk Program Requirements.

2. CIGNA will deliver Medicaid Participant identification information to Provider in accordance with section II.A.10 of the Agreement.

F.       COORDINATION OF BENEFITS

1. CIGNA and Provider shall cooperate to exchange information relating to coordination of benefits with regard to any Medicaid Participant for whom Provider is providing or arranging services.

2. Certain claims for services rendered to Medicaid Participants are claims for which another payor may be primarily responsible under coordination of benefit rules. Provider may bill such claims to the primary payor and shall comply with the primary payor's billing rules, including, but not limited to, any of the primary payor's limitations on billing Participants.

3. When Payor is other than primary under applicable coordination of benefits rules, Payor shall not be obligated to pay any amounts in addition to the capitation amounts paid pursuant to this Agreement and Provider and its Subcontractors shall reimburse any CIGNA Copayments, Coinsurance or Deductibles collected from Medicaid Participants upon request by CIGNA or the Medicaid Participant. In the event that Provider or its Subcontractors fail to reimburse such amounts, CIGNA shall have the right to deduct any such amounts from any amounts payable under this Agreement.

4. When CIGNA or its designated Payor is primary under applicable coordination of benefits rules, Provider shall consider the compensation set forth in this Attachment as payment in full for Covered Home Care Services rendered to Medicaid Participants and shall not seek additional reimbursement from any secondary payors.


                                     MCD 5



G.       REIMBURSEMENT OF EXPENDITURES

         CIGNA shall be entitled to recover from Provider any reasonable expenditure made, or recover any reasonable cost incurred, including, but not limited to, any reasonable administrative costs, in providing or arranging for any Covered Home Care Services for which Provider was obligated hereunder but did not so provide. An amount sufficient to compensate for such expenditures and costs may be deducted from any payments due to Provider under this Agreement. Except with respect to Emergency or Urgent situations or with respect to out-of-network claims which are the result of an affirmative opt out decision or non-compliance by the Participant or physician in the selection of home care provider, prior to incurring any such expenditures, CIGNA shall notify Provider and allow Provider a reasonable opportunity to cure its failure to provide the particular service. CIGNA shall provide Provider with written notice and full disclosure of costs incurred prior to any such deduction. This provision shall survive the termination of this Agreement.

H.       LIMITATIONS ON BILLING PARTICIPANTS

1. Provider hereby agrees that in no event, including, but not limited to non-payment by CIGNA, CIGNA's insolvency or breach of this Agreement, shall Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Medicaid Participants or persons other than CIGNA for Covered Home Care Services. This provision shall not prohibit collection of any applicable Copayments, Deductibles or Coinsurance.

2. Provider further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Medicaid Participants and that this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between Provider and the Medicaid Participant or persons acting on the Medicaid Participant's behalf.

3. Any modification, additions, or deletion to the provisions of this hold harmless clause shall become effective on a date no earlier than fifteen (15) days after the applicable regulatory agency has received written notice of such proposed change and, if required, approved in writing such proposed change.

4. When Provider has been notified in advance that a particular service is not Medically Necessary, Provider and its Subcontractors shall not charge Medicaid Participants for such services unless, in advance of the provision of such services, the Medicaid Participant is notified that the services are not covered and the Medicaid Participant acknowledges in writing that he or she shall be responsible for payment of charges for such services.

I.       IDENTIFICATION OF SPECIAL STATUS MEDICAID PARTICIPANTS.

         Provider shall use best efforts in identifying to CIGNA all patients that qualify CIGNA for additional compensation under the applicable governmental authority's Medicaid Risk program. In particular, instances involving end stage renal patients, hospice care, skilled nursing facilities and institutionalized Medicaid Participants will be closely monitored.


                                     MCD 6



J.       MEDICAID PARTICIPANTS' FINANCIAL RESPONSIBILITY

1. CIGNA will maintain a listing of Covered Services, Copayments, Deductibles and Coinsurance for each Service Agreement under which a Medicaid Participant is enrolled. CIGNA will maintain operational policies and procedures related to its Medicaid Risk Programs.

2. Provider and Subcontractors shall collect any applicable Copayment amounts indicated on the Medicaid Participant's ID Card at the time of services. Deductibles and Coinsurance amounts, if any, shall be billed to the Medicaid Participant following receipt of an explanation of benefits.

3. Provider and Subcontractors shall provide notice to Medicaid Participants of the Participant's personal financial obligation for payment of non-Covered Services prior to service delivery.

K.       PROVIDER INCENTIVE ARRANGEMENTS

1. CIGNA shall have the right to review and disclose to applicable regulatory authorities to the extent required by applicable laws or regulations any agreements between Provider and others relating to Medicaid Participants which contain an incentive arrangement.

2. The terms of this Agreement may be renegotiated if the aforementioned incentive arrangements place Provider or its Subcontractors at "substantial financial risk" as defined by applicable laws and regulations with respect to provider incentive plans.

L.       PROVIDER CONTRACTS WITH SUBCONTRACTORS

         Each of Provider's provider contracts with Subcontractors shall comply with all applicable regulatory requirements relating to such contracts and shall acknowledge CIGNA as a third party beneficiary to such contracts.

M.       COMPLIANCE WITH MEDICAID REQUIREMENTS

         Provider and its Subcontractors shall cooperate and comply with all applicable statutory, regulatory and HCFA requirements relating to Medicaid Participants including, but not limited to, any requirements relating to Peer Review Organization reviews and audits and Medicaid appeals processes. Provider and its Subcontractors will cooperate and participate in CIGNA's efforts to comply with applicable statutory, regulatory and HCFA requirements relating to Medicaid Participants to the extent reasonably requested by CIGNA.

N.       NOTIFICATION OF COMPLAINTS, INVESTIGATIONS, LITIGATION

         Provider shall notify CIGNA immediately of any known advocacy group actions or investigations of services or care rendered by Provider or its Subcontractors under this Agreement.


                                     MCD 7


O.       RECORDS

         Provider and Subcontractors shall maintain, in a manner which facilitates regulatory review, and provide CIGNA, HCFA and other applicable governmental authorities with access to any books, records and documentation relating to services rendered to Medicaid Participants under this Agreement and any other records requested by HCFA, other applicable governmental regulatory authorities or CIGNA to assure financial solvency and health care delivery capability and to investigate complaints and grievances. Access to such books, records and documentation shall be provided within the timeframes specified by HCFA or the applicable governmental authority or, if access is requested by CIGNA only, upon reasonable notice by CIGNA.

P.       INTERNAL GRIEVANCE POLICY, MEDICAID APPEALS PROCESS AND DENIAL LETTERS

         Prior to execution of this Agreement, Provider shall provide CIGNA with a copy of its internal grievance policy and procedures, a copy of its Medicaid appeals policy and procedures and a copy of its service and/or payment denial letters. Provider shall make no material change to such policies, procedures and denial letters without the prior written consent of CIGNA.

Q.       ADDITIONAL APPLICABLE REGULATORY REQUIREMENTS

         The parties understand that additional statutory and regulatory requirements not already specified in this Agreement may apply. Both parties agree to satisfy their respective obligations to comply with such statutory and regulatory requirements and to amend this Attachment to reflect such requirements to the extent necessary.

III.     TERMINATION

A. Notwithstanding the termination provisions set forth in the Agreement, this Medicaid Risk Program Attachment may only be terminated as follows:

1. With or without cause, upon one hundred twenty (120) days' prior written notice by either party;

2. Immediately by CIGNA if CIGNA reasonably determines that continuation of the terms of this Medicaid Risk Program Attachment may negatively impact the care rendered in Medicaid Participants;

3. By CIGNA in the event that the risk arrangement between CIGNA and the applicable governmental regulatory authority is terminated or not renewed by the regulatory authority effective on the date of such termination or nonrenewal and as to the Service Area affected by the nonrenewal or termination only.

B. Upon termination of this Agreement, Provider and its Subcontractors shall continue to provide Covered Services for specific conditions for which a Medicaid Participant was under Provider or its Subcontractor's care at the time of such termination so long as Medicaid Participant retains eligibility under a Service Agreement, until the earlier of completion of


                                     MCD 8




         such services, CIGNA's provision for the assumption of such treatment by another physician, or the expiration of twelve (12) months. Provider shall be compensated for Covered Services provided to any such Medicaid Participant in accordance with the fee-for-service reimbursement rates set forth in the PPO Program Attachment.

C. Provider shall have no obligation under this Agreement to provide services to individuals who cease to be Medicaid Participants.

              [REMAINDER OP THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                     MCD 8


                        MEDICAID RISK PROGRAM ATTACHMENT
                                   EXHIBIT E.1
                                CAPITATION RATES


                                     MCD 9

                        MEDICAID RISK PROGRAM ATTACHMENT
                                  EXHIBIT E.1
                                CAPITATION RATES






















                                     MCD 9

                   EXHIBIT E(1) -- STEN KIMBERLY QUALITYCARE

                        HMO CAPITATION RATES -- MEDICAID

                HEALTHPLAN SITE                    MEDICAID
                ---------------                    --------
                   Alabama                            *
                   Arizona                            *
                   Arkansas                           *
                  California                          *
                   Colorado                           *
                 Connecticut                          *
                   Delaware                           *
             District of Columbia                     *
                   Florida                            *
                   Georgia                            *
                    Idaho                             *
                   Illinois                           *
                   Indiana                            *
                     Iowa                             *
                    Kansas                            *
                   Kentucky                           *
                  Louisiana                           *
                   Lovelace                           *
                    Maine                             *
                   Maryland                           *
                Massachusetts                         *
                   Michigan                           *
                  Minnesota                           *
                 Mississippi                          *
                   Missouri                           *
                   Montana                            *
                   Nebraska                           *
                    Nevada                            *
                New Hampshire                         *
                  New Jersey                          *
         New Mexico (except Lovelace)                 *
                   New York                           *
                North Carolina                        *
                 North Dakota                         *
                     Ohio                             *
                   Oklahoma                           *
                    Oregon                            *
                 Pennsylvania                         *
                 Rhode Island                         *
                South Carolina                        *
                 South Dakota                         *
                  Tennessee                           *
                    Texas                             *
                     Utah                             *
                   Vermont                            *
                   Virginia                           *
                  Washington                          *
                West Virginia                         *
                  Wisconsin                           *
                   Wyoming                            *

(1)      Prices effective 1/1/96 through 12/31/98.

(2)      Above prices exclude Home Medical Equipment.

*        Confidential Treatment Requested.

                        MEDICAID RISK PROGRAM ATTACHMENT
                                  EXHIBIT E.2
                                TOCOLYTIC RATES


                               CIGNA HEALTHCARE

                   EXHIBIT E(2) - OLSTEN KIMBERLY QUALITYCARE

                           TOCOLYTIC RATES - MEDICAID

            HMO CAPITATION RATE FOR HEALTHPLANS ELECTING CAPITATION:
                           $0.11 PER MEMBER PER MONTH

           FEE FOR SERVICES (FFS) RATES FOR HEALTHPLANS ELECTING FFS:

                                                  (1)
                    SERVICE                    PER DIEMS
                    -------                    ---------
                    Level I Monitoring             *
                    Level II Monitoring            *
                    Level III Monitoring           *

(1) Per Diems include ALL costs-including but not limited to all nursing required, telephonic monitoring, family caregiver training and education, durable medical equipment administered or used in the course of rendering services, medical supplies, disposables, pumps, drugs and medications, general and administrative expenses, etc.

(2) Prices effective 1/1/96 through 12/31/98.

* Confidential Treatment Requested.

                                    MCD 10

                        MEDICAID RISK PROGRAM ATTACHMENT
                                  EXHIBIT E.3
              FFS REIMBURSEMENT SCHEDULE - HOME MEDICAL EQUIPMENT


                                CIGNA HEALTHCARE
                   EXHIBIT E(3) - OLSTEN KIMBERLY QUALITYCARE
              HMO FEE SCHEDULE - HOME MEDICAL EQUIPMENT - MEDICAID

HCPC                                                           PURCHASE             RENTAL
CODE              DESCRIPTION                                    RATE                RATE
----              -----------                                  --------             ------
E0444             PORTABLE O2 CONTENTS/LIQUID/1 LB.               *                   *
E0450             VOLUME VENTILATOR/STAT OR PORT                  *                   *
E0452             INTERMITTENT ASSIST DEVICE/SIPAP/TU             *                   *
E0453             THERAPEUTIC VENT FOR <12 HRS. DAY               *                   *
E0460             NEC PRESSURE VENT/PORT/STATIONARY               *                   *
E0480             PERCUSSOR/ELEC OR PNEUMATIC HOME                *                   *
E0500             PPS MACHINE/ALL TYPES                           *                   *
E0550             HUMIDIFIER/DURABLE/FOR PPB OR O2                *                   *
E0555             HUMIDIFIER/REUSE/PLASTIC OR GAS                 *                   *
E0565             COMPRESSOR/BEDSIDE CONTINUOUS                   *                   *
E0570             NEBULIZER W/COMP IE/PULMO-AIDE                  *                   *
E0575             NEBULIZER/ULTRASONIC HD CONTIN. USE             *                   *
E0585             NEBULIZER W/COMPRESSOR & HEATER                 *                   *
E0600             SUCTION PUMP/HOME USE/PORTABLE                  *                   *
E0601             CONT AIRWAY PRESSURE DEVICE/CPAP                *                   *
E0607             HOME BLOOD GLUCOSE MONITOR                      *                   *
E0608             APNEA MONITOR                                                       *
E0620             SEAT LIFT CHAIR/MOTORIZED                       *                   *
E0621             SLING/SEAT FOR PATIENT LIFT                     *                   *
E0630             PATIENT LIFT/HYDRAULIX W/ST OR SLN              *                   *
E0650             PNEUMATIC COMP/LYMPHEDEMA PUMP                  *                   *
E0651             PNEUMATIC COMP/LYMPH PUMP/NON GRAD              *                   *
E0652             PNEUMATIC COMP/LYMPH PUMP/CAL GRAD              *                   *
E0655             PNEUMATIC APPLIANCE/HALF ARM                    *                   *
E0660             PNEUMATIC APPLIANCE/FULL LEG                    *                   *
E0665             PNEUMATIC APPLIANCE/FULL ARM                    *                   *
E0666             PNEUMATIC APPLIANCE/HALF LEG                    *                   *
E0667             PNEUMATIC APPLIANCE W/LEG COMP/LEG              *                   *
E0720             TENS/2 LEAD                                     *                   *
E0730             TENS/4 LEAD                                     *                   *
E0745             NEUROMUSCULAR STIM/ELECTRIC SHOCK               *                   *
E0778             IV POLE                                         *                   *
E0840             CERVICAL TRACTION FRAME/HEADBOARD               *                   *
E0850             CERVICAL TRACTION STAND FREE STANDING           *                   *
E0860             OVERDOOR CERVICAL TRACTION                      *                   *
E0870             EXTREMITY TRACTION/FOOTBARD/BUCKS               *                   *
E0880             EXTREMITY TRACTION/FREE STANDING                *                   *
E0880             PELVIC TRACTION/FOOTBAND                        *                   *
E0900             PELVIC TRACTION/FREE STANDING                   *                   *
E0910             TRAPAZE BAR ATTACHED TO BED                     *                   *
E0920             FRACTURE FRAME ATT'D TO BED W/WEIGHTS           *                   *
E0930             FRACTURE FRAME/FREE STANDING/W/WEIGHTS          *                   *
E0935             KNEE CPM PER DAY                                *                   *
E0940             TRAPEZE BAR/FREE STANDING W/BAR                                     *
E0942             CERVICAL HEAD HARNESS/HALTER                    *                   *
E0945             FRACTURE FRAME DUAL W/CROSS BARS                *                   *
E0951             LOOP HEEL/EACH                                  *                   *
E0952             LOOP TOE/EACH                                   *                   *
E0953             PNEUMATIC TIRE/EACH                             *                   *

* Confidential Treatment Requested

                                    MCD 11

                        MEDICAID RISK PROGRAM ATTACHMENT
                                  EXHIBIT E-4
                      HOME MEDICAL EQUIPMENT - CAPITATION

                    EXHIBIT E(4) OLSTEN KIMBERLY QUALITYCARE

                        HME CAPITATION RATES - MEDICAID

       HEALTHPLAN SITE                       MEDICAID
       ---------------                       --------
          Alabama                               *
          Arizona                               *
          Arkansas                              *
         California                             *
          Colorado                              *
        Connecticut                             *
          Delaware                              *
    District of Columbia                        *
          Florida                               *
          Georgia                               *
           Idaho                                *
          Illinois                              *
          Indiana                               *
            Iowa                                *
           Kansas                               *
          Kentucky                              *
         Louisiana                              *
          Lovelace                              *
           Maine                                *
          Maryland                              *
       Massachusetts                            *
          Michigan                              *
         Minnesota                              *
        Mississippi                             *
          Missouri                              *
          Montana                               *
          Nebraska                              *
           Nevada                               *
       New Hampshire                            *
         New Jersey                             *
New Mexico (except Lovelace)                    *
          New York                              *
       North Carolina                           *
        North Dakota                            *
            Ohio                                *
          Oklahoma                              *
           Oregon                               *
        Pennsylvania                            *
        Rhode Island                            *
       South Carolina                           *
        South Dakota                            *
         Tennessee                              *
           Texas                                *
            Utah                                *
          Vermont                               *
          Virginia                              *
         Washington                             *
       West Virginia                            *
         Wisconsin                              *
          Wyoming                               *

(1) Prices effective 1/1/96 through 12/31/98.

(2) Above prices have NO exclusions for home medical equipment.

* Confidential Treatment Requested.

                                    MCD 12












                        MEDICAID RISK PROGRAM ATTACHMENT
                                   EXHIBIT E.5
                       MEDICAID RISK PROGRAM REQUIREMENTS

This highlights the essential features of CIGNA's Medicaid Risk Program Requirements for Provider. Provider must follow the Program Requirements in order to receive payment for services rendered to Medicaid Participants. Medicaid Participants must also follow applicable Program Requirements in order to receive benefits.

I.       PARTICIPANT IDENTIFICATION

1. Medicaid Participants must present a Medicaid Risk Program ID card to Provider or Subcontractor at the time of service.

2. The ID card itself does not guarantee eligibility. Provider should verify Medicaid Risk Participant eligibility with CIGNA.

II.      COMPENSATION AND BILLING

1. Encounter data will contain all of the required data elements of a paid claim and will reflect services rendered to CIGNA Medicaid Participants either by Provider directly or through Subcontractors.

2. Provider's Subcontractors may not bill CIGNA directly for Covered Home Care Services referred to Provider under any circumstances.

3. Provider and Subcontractors must not bill Medicaid Participants for Covered Home Care Services rendered. Provider or Subcontractor will collect from or bill to Medicaid Participant any applicable Copayments.

4. Questions concerning the payment of individual claims should be directed to CIGNA.

III.     ROLES AND RESPONSIBILITIES

1. Provider must communicate and collaborate with the Medicaid Participant's Primary Care Physician in management or the Medicaid Participant's care.

IV.      DISPUTE RESOLUTION

1. Disputes arising with respect to the performance or the interpretation of this Agreement shall be submitted to the Healthplan Medical Director for review and resolution. If Provider is not satisfied with the resolution, Provider may submit the matter to the National Medical Director, CIGNA Health Corporation. The National Medical Director or his designee will review the matter and may seek written statements from the Healthplan Medical Director, Provider, Subcontractors and others as appropriate. The decision of the National Medical Director will be binding on CIGNA and Provider if the resolution is accepted by Provider.


                                     MCD 13


2. If the parties are unable to resolve the dispute through the aforementioned process, the dispute shall be resolved pursuant to the dispute resolution procedures set forth in Section III.N. of the Agreement.


                                     MCD 14


                                     CIGNA

                                   CONTRACTS

                                  (AMENDMENTS)





               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT to that certain National Home Care Provider Agreement between CIGNA Health Corporation ("CIGNA") and Kimberly Home Health Care, Inc. d/b/a Olsten Kimberly QualityCare ("Kimberly") dated as of January 1, 1996 (the "Agreement") is entered into as of October 1, 1996.

PURPOSE

                  CIGNA and Kimberly entered into the Agreement, by which Kimberly provides or arranges for the provision of certain health care services;

                  CIGNA and Kimberly have determined that each desires to amend certain provisions of the Agreement;

                  In consideration of the mutual promises herein, the parties agree as follows:

                           1. Capitalized items not defined herein shall have the same meaning as set forth in the Agreement, provided that "CIGNA" shall mean CIGNA Health Corporation, for and on behalf of its wholly-owned subsidiaries and affiliates listed on Exhibit I to the Agreement, individually and collectively, and "Kimberly" shall mean Kimberly Home Health Care, Inc., for and on behalf of its wholly-owned subsidiaries and affiliates listed on Exhibit II to the Agreement, individually and collectively.

                           2. CIGNA will promptly review those cases in which Kimberly has provided or arranged for the provision of services at the request of CIGNA which Kimberly believes did not constitute Covered Home Care Services under the HMO, Medicare Risk and Medicaid Risk Program Attachments to the Agreement ("Out-of-Benefit Services"). If CIGNA agrees with Kimberly's conclusion, CIGNA shall reimburse Kimberly as follows:

         a) For Out-of-Benefit Services provided during the period from January 1, 1996 through September 30, 1996, Kimberly shall be reimbursed at the lesser of (i) Kimberly's actual out-of-pocket expenditures for such Out-of-Benefit Services; or (ii) the cost of such Out-of-Benefit Services based upon the Fee Schedules attached as Exhibits B(1), (2) and (3) to the PPO Program Attachment to the Agreement, less applicable Copayments, Deductibles and Coinsurance;

         b) For Out-of-Benefits Services provided on or after October 1, 1996, Kimberly shall be reimbursed based upon the Fee Schedules attached as Exhibits B(1), (2) and (3) to the PPO Program Attachments to the Agreement in effect at the time of service, less applicable Copayments, Coinsurance and Deductibles; and

         c) Notwithstanding the foregoing, no additional reimbursement shall be made with respect to claims previously processed by CIGNA.

                           3. Effective October 1, 1996, the Capitation Payment Rates set forth in Exhibits A.1., D.1., and E.1., to the HMO, Medicare Risk and Medicaid Risk Program Attachments to the Agreement, respectively, are each increased by $.06. The parties agree that the increased capitation amounts for the months preceding April, 1997 will be paid to Kimberly over the course of 4 months starting in April, 1997 with reimbursement taking the form of increased capitation amounts over such 4 month period. The additional capitation amounts owed for the period October 1, 1996 through December 31, 1996 due to the capitation increase described herein shall be calculated in accordance with the CIGNA membership as of December 31, 1996.

                           4. Effective October 1, 1996, the Capitation Payment Rates set forth in Exhibits A.1, D.1., and E.1 to the HMO, Medicare Risk and Medicaid Risk Program Attachments to the Agreement, respectively, will no longer constitute payment to Kimberly for Antihemophilic Factors VIII (Recombinant, Monoclonal and Other) and IX (Monoclonal/High Purity and Other) Ceredase/Cerazyme. Payment for said items which are Covered Home Care Services will be based on the PPO Fee Schedule attached as Exhibit B(2) to the PPO Program Attachment to the Agreement in effect at the time of service.

                           5.       Footnote 10 on the PPO Fee Schedule
         attached as Exhibit B(2) to the PPO Program Attachment to the Agreement, and footnote 10 on the Indemnity Fee Schedule attached as Exhibit C(2) to the Indemnity Program Attachment to the Agreement are each hereby amended by adding the following phrase to the end of said
         Footnotes:

                  "..., except that the price for Antihemophilic Factors VIII (Recombinant, Monoclonal and Other) and IX (Monoclonal/High Purity and Other) will be AWP less 20%"

                           6. Effective October 1, 1996, (a) the PPO Fee Schedule attached as Exhibit B(2) to the PPO Program Attachment to the Agreement, and the Indemnity Fee Schedule attached as Exhibit C(2) to the Indemnity Program Attachment to the Agreement are each increased by 5%; and (b) the PPO Fee Schedule attached as Exhibit B(1) to the PPO Program Attachment to the Agreement, and the Indemnity Fee

         Schedule attached as Exhibit C(1) to the Indemnity Program Attachment to the Agreement are deleted in their entirety and replaced by Exhibits B(1) and C(1), attached hereto, respectively. Notwithstanding the foregoing, the fee schedule changes described in this provision shall not apply to claims previously processed by CIGNA. The fee schedule changes set forth in this provision are in lieu of the increase that would have been applied to said Schedules for the second year of the Agreement, as described in Section I.B.1. of the PPO Program Attachment to the Agreement and Section I.B.1 of the Indemnity Program Attachment to the Agreement.

                           7. Effective October 1, 1996, CIGNA and Kimberly will share the cost of any Spell of Illness, as that term is defined by HCFA, for any HMO, Medicare Risk or Medicaid Risk Participant for whom the cost of providing Covered Home Care Services exceeds $25,000 in a calendar year. Kimberly shall be solely responsible for the initial $25,000 of cost of Covered Home Care Services for the Participant's Spell of Illness. For any costs of Covered Home Care Services incurred in a calendar year for the Participant's Spell of Illness which exceed that $25,000 threshold, Kimberly shall be responsible for 40% and CIGNA shall be responsible for 60%. For the initial period October 1, 1996 through December 31, 1996, the calculation of Covered home Care Services for the calendar year will include Covered Home Care Services provided hereunder since January 1, 1996; provided, however, that CIGNA's obligation to fund amounts in excess of the $25,000 threshold as described above shall only apply to claims for Covered Home Care Services incurred on or after October 1, 1996. For the purposes of this paragraph 7, "cost" is defined as the lesser of (i) Kimberly's actual out-of-pocket expenditures for Covered Home Care Services for such Spell of Illness, or (ii) the applicable Fee Schedules from the Agreement, less applicable Copayments, Deductibles and Coinsurance. When Kimberly becomes aware of a Participant whose Spell of Illness Kimberly reasonably expects to generate costs of $25,000 or more in a calendar year, Kimberly will notify in writing the Medical Director of the CIGNA health plan in which the Participant is enrolled of that expectation, and will send a copy of that notification to Dr. Manuel Selva of CIGNA's Managed Care Operations, 900 Cottage Grove Road, Hartford, CT 06152-1136.

                           8.       Kimberly agrees to waive its rights under
         Section III.C.2. of the Agreement, entitled "Termination Without Cause," and agrees that only CIGNA may terminate "without cause" in accordance with the terms of Section III.C.2. of the Agreement.

                           9. Pursuant to the Agreement, Kimberly is financial responsible to reimburse CIGNA for the amounts paid by or through CIGNA for Covered Home Care Services to providers others than Kimberly or its Subcontractors for Participants in CIGNA's HMO, Medicare Risk and Medicaid Risk Programs. To the extent that said obligation exceeds five percent (5%) of the total amounts paid by CIGNA for Covered Home Care Services under the Agreement, the parties agree to discuss possible adjustments to that obligation. This provision shall not affect the parties' rights and obligations under
         Section II.B.4. of the HMO Program Attachment to the Agreement.

                           10. Except as modified herein, all other terms and provision of the Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date below.


                                    CIGNA HEALTH CORPORATION


DATE:                               By:
     --------------------------        ----------------------------------------


                                    KIMBERLY HOME HEALTH CARE, INC.


DATE:                               By:
     --------------------------        ----------------------------------------

                               CIGNA HEALTH CARE
                                HOME HEALTH CARE
                             PROPOSED FEE SCHEDULE


                                     VISITS
DISCIPLINE             AREA I               AREA II             AREA III

RN                       *                    *                    *
LPN                      *                    *                    *
HHA                      *                    *                    *
COMPANION                *                    *                    *
MSW                      *                    *                    *
THERAPIES                *                    *                    *
PTA's/OTA's              *                    *                    *
PHLEBOTOMISTS            *                    *                    *


                                     HOURLY
DISCIPLINE                 AREA I               AREA II             AREA III

RN                            *                    *                    *
LPN                           *                    *                    *
HHA                           *                    *                    *
COMPANION                     *                    *                    *
PHLEBOTOMISTS                 *                    *                    *


*        Confidential Treatment Requested.

                                  AMENDMENT TO
                     NATIONAL HOME CARE PROVIDER AGREEMENT

         This Amendment is entered into this 1st day of January, 1998 by and between CIGNA Health Corporation for and on behalf of certain of its subsidiaries and affiliates ("CIGNA"), and Kimberly Home Health Care, Inc. d/b/a Olsten Health Services, for and on behalf of certain of its subsidiaries and affiliates ("Provider").

                                  WITNESSETH:

         WHEREAS, the Parties entered into a National Home Care Provider Agreement (the "Agreement") dated January 1, 1996, for Provider to provide certain services to CIGNA nationwide, and now desire to change payment rates in the Medicare Risk Program Attachment of the Agreement from Capitation Payment Rates to Fee-for-service Payment Rates.

         NOW THEREFORE, CIGNA and Provider agree hereto as follows:

         1.       This Amendment shall be effective as of January 1, 1998.

         2. The Agreement is hereby amended by deleting Exhibit B.1 of the PPO Program Attachment and replacing it with new Exhibit
                  B.1 of the same name attached hereto.

         3. Unless otherwise amended by this Amendment or amendments with earlier effective dates, all other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto shall remain the same and in full force and effect. To the extent that the provisions in the Agreement or in any amendments with earlier effective dates conflict with the terms of this Amendment, the terms in this Amendment shall supercede and control.

         4. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

WHEREFORE, the Parties hereto execute this Amendment as of the date first written above.

CIGNA HEALTH CORPORATION                       KIMBERLY HOME HEALTH CARE, INC.,
                                               D/B/A OLSTEN HEALTH SERVICES

By:                                            By:
   ------------------------------------           -----------------------------

Title:                                         Title:
      ---------------------------------              --------------------------

Date:                                          Date:
     ----------------------------------             ---------------------------



                         OLSTEN HEALTH SERVICES NETWORK
          EXHIBIT B.1, PAGE 2 OF 2: TRADITIONAL HOME HEALTH ZONE RATES
               EFFECTIVE DATE: JANUARY 1, 1998 - JANUARY 31, 1999


                                RATE                 RATE
           STATE                AREA              DESIGNATION

Alabama                          LOW                   3
Alaska                          HIGH                   1
Arizona                        MEDIUM                  2
Arkansas                         LOW                   3
California                      HIGH                   1
Colorado                       MEDIUM                  2
Connecticut                    MEDIUM                  2
Delaware                         LOW                   3
District of Columbia            HIGH                   1
Florida                        MEDIUM                  2
Georgia                        MEDIUM                  2
Hawaii                          HIGH                   1
Idaho                            LOW                   3
Illinois                        HIGH                   1
Indiana                          LOW                   3
Iowa                             LOW                   3
Kansas                           LOW                   3
Kentucky                         LOW                   3
Louisiana                      MEDIUM                  2
Maine                            LOW                   2
Maryland                       MEDIUM                  2
Massachusetts                   HIGH                   1
Michigan                         LOW                   3
Minnesota                        LOW                   3
Mississippi                      LOW                   3
Missouri                       MEDIUM                  2
Montana                          LOW                   3
Nebraska                         LOW                   3
Nevada                           LOW                   3
New Hampshire                    LOW                   3
New Jersey                     MEDIUM                  2
New Mexico                       LOW                   3
New York                       MEDIUM                  2
North Carolina                 MEDIUM                  2
North Dakota                   MEDIUM                  2
Ohio                           MEDIUM                  2
Oklahoma                         LOW                   3
Oregon                         MEDIUM                  2
Pennsylvania                   MEDIUM                  2
Rhode Island                   MEDIUM                  2
South Carolina                   LOW                   3
South Dakota                     LOW                   3
Tennessee                      MEDIUM                  2
Texas                           HIGH                   1
Utah                           MEDIUM                  2
Vermont                          LOW                   3
Virginia                       MEDIUM                  2
Washington                     MEDIUM                  2
West Virginia                    LOW                   3
Wisconsin                        LOW                   3
Wyoming                          LOW                   3


                                  AMENDMENT TO
                      NATIONAL HOME CARE PROVIDER AGREEMENT

         This Amendment is entered into this 1st day of March, 1998 by and between CIGNA Health Corporation, for and on behalf of certain of its subsidiaries and affiliates ("CIGNA"), and Kimberly Home Health Care, Inc., d/b/a Olsten Health Services, for and on behalf of certain of its subsidiaries and affiliates ("Provider").

                              W I T N E S S E T H :

         WHEREAS, the Parties entered into a National Home Care Provider Agreement (the "Agreement") dated January 1, 1996, for Provider to provide certain services to CIGNA nationwide, and now desire to change payment rates in the Medicare Risk Program Attachment of the Agreement from Capitation Payment Rates to Fee-for-service Payment Rates.

         NOW THEREFORE, CIGNA and Provider agree hereto as follows:

         1.       This Amendment shall be effective March 1, 1998.

         2. The Agreement is hereby amended by deleting the existing Medicare Risk Program Attachment to the Agreement and replacing it with the new Medicare Risk Program Attachment of the same name attached hereto.

         3. The Agreement is hereby amended by deleting Exhibits D.1, D.2, D.3, D.4 and D.5 of the Medicare Risk Program Attachment and replacing them with new Exhibits D.1, D.2, D.3, D.4 and D.5 attached hereto.

         4. Unless otherwise amended by this Amendment or amendments with earlier effective dates, all other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. To the extent that the provisions in the Agreement or in any amendments with earlier effective dates conflict with the terms of this Amendment, the terms in this Amendment shall supercede and control.

         5. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

WHEREFORE, the Parties hereto execute this Amendment as of the date first written above.

CIGNA HEALTH CORPORATION                    KIMBERLY HOME HEALTH CARE, INC.,
                                            D/B/A OLSTEN HEALTH SERVICES

By:                                         By:
   ---------------------------------           ---------------------------------

Title:                                      Title:
      ------------------------------              ------------------------------

Date:                                       Date:
     -------------------------------             -------------------------------


                                      -1-




                        MEDICARE RISK PROGRAM ATTACHMENT
                    TO NATIONAL HOME CARE PROVIDER AGREEMENT
                               (FEE FOR SERVICE)

PURPOSE

         The terms and provisions of this Medicare Risk Program Attachment and the Agreement are applicable to Covered Home Care Services rendered in accordance with a Service Agreement which is consistent the Medicare Risk Program.

II.      DEFINITIONS

         MEDICAL DIRECTOR means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

         MEDICARE CONTRACT PARTICIPANT means a Medicare eligible individual who is eligible for Covered Home Care Services under a Service Agreement and for whom CIGNA receives a capitation payment from the Health Care Financing Administration ("HCFA") under a risk arrangement. For purposes of this Attachment only, all references to Participants in the Agreement shall mean Medicare Contract Participants.

         MEDICARE PATIENT PANEL means those Medicare Contract Participants who have designated or have otherwise been assigned to Provider as the primary source for Covered Home Care Services pursuant to a Service Agreement for which Provider will be reimbursed on a Fee for Service basis for Covered Home Care Services rendered by Provider or Subcontractors.

         PRIMARY CARE PHYSICIAN means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the field of general medicine, internal medicine, family practice or pediatrics, and who has agreed to provide primary care physician services to Medicare Contract Participants in accordance with Medicare Risk Program Requirements.

III.     PARTIES' OBLIGATIONS

         A.       SERVICES

                  1. Provider shall provide or arrange for all Covered Home Care Services referred to Provider that are required by Medicare Contract Participants in Provider's Medicare Patient Panel in accordance with the terms of this Agreement, this Medicare Risk Program Attachment and Medicare Risk Program Requirements. Provider shall accept the compensation set forth in Exhibits D.1, D.2, D.3 and D.4 of the Agreement, whichever is applicable, as payment in full for such services.

                  2. A CIGNA Participating Physician or CIGNA will notify Provider's Network Manager of each referral for Covered Home Care Services for Medicare Contract Participants in its Medicare Patient Panel. Provider will provide or arrange for all Medically Necessary Covered Home Care Services for all such Medicare Contract Participants, in accordance with the authorization and Utilization Management procedures set forth in Section II.D. below.

                  3. Provider and CIGNA will jointly develop clinical pathways to establish a plan of treatment for more difficult Medicare Contract Participant cases requiring Covered Home Care Services.

         B.       COMPENSATION AND BILLING

                  1. Provider's reimbursement for Covered Home Care Services shall be set at the fees set forth in Exhibits D.1, D.2, D.3 and D.4, less applicable Copayments, Deductibles and Coinsurance. Provider guarantees that the rates set forth in Exhibits D.1, D.2, D.3 and D.4 are effective through January 31, 1999. Rates for years following that year shall be identical to the rates set forth in the unified fee schedules (Schedules I, II and III) that shall be effective February 1, 1999.

                  2. Provider shall submit claims for Covered Home Care Services under this Program Attachment and shall be entitled to receive payment for valid claims according to the following:

                           a. Provider shall submit claims electronically, to the extent technologically feasible, for reimbursement for all Covered Home Care Services within ninety (90) days of the date those services are rendered or, if Payor is the secondary payer with regard to the claim, within ninety (90) days of the date Payor is determined to be secondary. Claims will be submitted in accordance with the rates set forth in the Exhibits attached hereto and in accordance with the requirements mutually agreed upon by the parties during implementation of this Agreement. Claims received after this ninety
                                    (90) day period may be denied for payment.
                                    Provider shall submit claims to the location described in PPO Program Requirements. Provider agrees to work in good faith to assure that claims can be submitted to CIGNA electronically and shall make any reasonable capital expenditures necessary to enhance its systems in order to enable such submission by April 1, 1997.

                           b. If a claim meets the above-referenced mutually agreed upon requirements, any amount owing under this Agreement shall be paid within thirty (30) days after receipt, unless additional required information is requested within the thirty (30) day period, or unless the claim involves coordination of benefits, except as otherwise provided for in this Program Attachment.

                  3. CIGNA shall deduct any Copayments, Deductibles, or Coinsurance required by the Service Agreement from payment due to Provider. Deduction for the Copayment, Deductible, or Coinsurance shall be determined on the basis of rates set forth in this Attachment.

                  4. Provider's reimbursement as set forth herein shall be payment in full for Covered Home Care Services rendered by Provider and Subcontractors pursuant to this Agreement, except for Copayments, Deductibles and Coinsurance.

                  5. When Provider has been notified in advance that a particular service is not Medically Necessary or is not a Covered Service, Provider and its Subcontractors shall not charge the Participant for such service unless, in advance of the provision of such service, Provider or Subcontractor has notified the Participant that the service is not a Covered Service and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such service.

                  6. Provider will look solely to CIGNA and Subcontractors will look solely to Provider for compensation for Covered Home Care Services except for Copayments, Deductibles or Coinsurance. Provider agrees that whether or not there is any unresolved dispute for payment, under no circumstances will Provider or its Subcontractors directly or indirectly make any charges or claims, other than for Copayments, Deductibles or Coinsurance, against any Participants or their representatives for Covered Home Care Services, and that this provision survives termination of this Agreement for services rendered prior to such termination. Except for the collection of Copayments, Deductibles or Coinsurance, only those services that are not Covered Home Care Services may be billed directly to Participants, subject to limitations listed above. This paragraph is to be interpreted for the benefit of Participants and does not diminish the obligation of CIGNA to make payments to Provider according to the terms of this Agreement.

                  7. All rates include the cost of routine lab specimen collection by a nurse and delivered to a laboratory specified by CIGNA (provided that Provider and such laboratory can reach a reasonable accommodation with respect to the logistics of such collection and delivery and with respect to the provision of applicable laboratory supplies).

                  8. For patients receiving two or more therapies on the same day, Provider will receive the highest applicable per diem for the first therapy. For most therapies, this per diem will include drugs as per the fee schedule. For each additional therapy (except for parenteral, enteral and IV push/IM/SQ injections) after the first therapy, Provider will receive the per diems indicated in Exhibit D.2 for multiple therapies, plus AWP less the applicable discount. Parenteral, enteral and IV push/IM/SQ injections will be paid for at the applicable per diem.

         C. FINANCIAL REPORTS

                  1. Provider represents and warrants that the information provided by Provider to CIGNA in its response to CIGNA's request for proposal is, to the best of its knowledge, true and accurate.

                  2. Provider shall provide CIGNA with the following financial reports on a timely basis: (1) Provider's annual audited financial reports, including, but not limited to, Provider's audited annual income statement and balance sheet; (2) quarterly financial reports including an income statement, balance sheet and any other reports identifying payments made to Subcontractors in the preceding quarter and the incurred but not reported claims as of the end of the preceding quarter in sufficient detail to determine if payments have been made in accordance with this Agreement and applicable law; and (3) any financial reports required by applicable regulatory authorities.

                  3. Provider shall notify CIGNA immediately of any of Provider's known significant payment defaults and shall provide CIGNA, with copies of notifications of such payment defaults received by Provider, with respect to any of Provider's Subcontractors, provided that such notice shall not be required if Provider cures the default within 15 days of notification of the default. At the end of each quarter, Provider's chief financial officer or another individual acceptable to CIGNA shall provide CIGNA with a signed notification to the effect that there are no known payment defaults with respect to any of the Provider's creditors. Provider agrees to provide CIGNA with copies of all letters normally provided by auditors to Provider's lenders relating to Provider's compliance with terms and conditions of loan agreements with such lenders.

         D. UTILIZATION MANAGEMENT

                  1. The CIGNA Participating Physician or CIGNA shall notify Provider's Network Manager of each referral for Covered Home Care Services to Medicare Contract Participants in Provider's Medicare Patient Panel.

                  2. For Covered Home Care Services ordered by a physician, Provider and/or Subcontractor will work with that referring physician to assess the patient's appropriateness for Covered Home Care Services. Any patients which Provider determines to be medically inappropriate for Covered Home Care Services will be reported to CIGNA for evaluation and final determination. Where CIGNA assesses Covered Home Care Services to be appropriate for the patient, Provider and Participating Physician will develop a care plan, including definition of treatment goals and outcomes and the identification of the resources necessary for implementation.

                  3. Provider will provide or arrange for the Covered Home Care Services necessary to carry out the care plan provided that neither Provider nor its Subcontractors shall be obligated to render services where the provision of services in the home setting (or ambulatory setting with respect to Home Infusion Therapy) would be unsafe to the Participant or Provider or Subcontractor personnel. Provider will monitor the services rendered under the care plan in accordance with Utilization Management criteria and procedures mutually agreed upon by both parties, including, but not limited to, the Milliman and Robertson Home Care and Case Management guidelines set forth in Exhibit A.5 to the HMO Program Attachment.

         E. ASSIGNMENT AND IDENTIFICATION OF PARTICIPANTS

                  1. Provider shall comply with the requirements of and shall participate in CIGNA's procedures with respect to the assignment and identification of Medicare Contract Participants as outlined in Medicare Risk Program Requirements.

                  2. CIGNA will deliver Medicare Contract Participant identification information to Provider in accordance with section II.A.10 of the Agreement.

         F. COORDINATION OF BENEFITS

                  1. CIGNA and Provider shall cooperate to exchange information relating to coordination of benefits with regard to any Medicare Contract Participant for whom Provider is providing or arranging services.

                  2. Certain claims for services rendered to Medicare Contract Participants are claims for which another payor may be primarily responsible under coordination of benefit rules. Provider may bill such claims to the primary payor and shall comply with the primary payor's billing rules, including, but not limited to, any of the primary payor's limitations on billing Participants.

                  3. When Payor is other than primary under applicable coordination of benefits rules, Payor shall not be obligated to pay any amounts in addition to the capitation amounts paid pursuant to this Agreement and Provider and its Subcontractors shall reimburse any CIGNA Copayments, Coinsurance or Deductibles collected from Medicare Contract Participants upon request by CIGNA or the Medicare Contract Participant. In the event that Provider or its Subcontractors fail to reimburse such amounts, CIGNA shall have the right to deduct any such amounts from any amounts payable under this Agreement.

                  4. When CIGNA or its designated Payer is primary under applicable coordination of benefits rules, Provider shall consider the compensation set forth in this Attachment as payment in full for Covered Home Care Services rendered to Medicare Contract Participants and shall not seek additional reimbursement from any secondary payors.

         G. REIMBURSEMENT OF EXPENDITURES

                           CIGNA shall be entitled to recover from Provider any
                  reasonable expenditure made, or recover any reasonable cost incurred, including, but not limited to, any reasonable administrative costs, in providing or arranging for any Covered Home Care Services for which Provider was obligated hereunder but did not so provide. An amount sufficient to compensate for such expenditures and costs may be deducted from any payments due to Provider under this Agreement. Except with respect to Emergency or Urgent situations or with respect to out-of-network claims which are the result of an affirmative opt out decision or non-compliance by the Participant or physician in the selection of home care provider, prior to incurring any such expenditures, CIGNA shall notify Provider and allow Provider a reasonable opportunity to cure its failure to provide the particular service. CIGNA shall provide Provider with written notice and full disclosure of costs incurred prior to any such deduction. This provision shall survive the termination of this Agreement.

         H. LIMITATIONS ON BILLING PARTICIPANTS

                  1. Provider hereby agrees that in no event, including, but not limited to non-payment by CIGNA, CIGNA's insolvency or breach of this Agreement, shall Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Medicare Contract Participants or persons other than CIGNA for Covered Home Care Services. This provision shall not prohibit collection of any applicable Copayments, Deductibles or Coinsurance.

                  2. Provider further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Medicare Contract Participants and that this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between Provider and the Medicare Contract Participant or persons acting on the Medicare Contract Participant's behalf.

                  3. Any modification, additions, or deletion to the provisions of this hold harmless clause shall become effective on a date no earlier than fifteen (15) days after: (1) the applicable state regulatory agency has received written notice of such proposed change and (2) HCFA's Secretary has approved in writing such proposed change.

                  4. When Provider has been notified in advance that a particular service is not Medically Necessary, Provider and its Subcontractors shall not charge Medicare Contract Participants for such services unless, in advance of the provision of such services, the Medicare Contract Participant is notified that the services are not covered and the Medicare Contract Participant acknowledges in writing that he or she shall be responsible for payment of charges for such services.

         I. IDENTIFICATION OF SPECIAL STATUS MEDICARE CONTRACT PARTICIPANTS

                           Provider shall use best efforts in identifying to
                  CIGNA all patients that qualify for additional compensation through HCFA and the Medicare Risk Program. In particular, instances involving end stage renal patients, hospice care, skilled nursing facilities and institutionalized Medicare Contract Participants will be closely monitored.

         J. MEDICARE CONTRACT PARTICIPANTS' FINANCIAL RESPONSIBILITY

                  1. CIGNA will maintain a listing of Covered Services, Copayments, Deductibles and Coinsurance for each Service Agreement under which a Medicare Contract Participant is enrolled. CIGNA will maintain operational policies and procedures related to its Medicare Risk Programs.

                  2. Provider and Subcontractors shall collect any applicable Copayment amounts indicated on the Medicare Contract Participant's ID Card at the time of services. Deductibles and Coinsurance amounts, if any, shall be billed to the Medicare Contract Participant following receipt of an explanation of benefits.

                  3. Provider and Subcontractors shall provide notice to Medicare Contract Participants of the Participant's personal financial obligation for payment of non-Covered Services prior to service delivery.

         K. PROVIDER INCENTIVE ARRANGEMENTS

                  1. CIGNA shall have the right to review and disclose to applicable regulatory authorities to the extent required by applicable laws or regulations any agreements between Provider and others relating to Medicare Contract Participants which contain an incentive arrangement.

                  2. The terms of this Agreement may be renegotiated if the aforementioned incentive arrangements place Provider or its Subcontractors at "substantial financial risk" as defined by applicable laws and regulations with respect to provider incentive plans.

         L. PROVIDER CONTRACTS WITH SUBCONTRACTORS

                           Each of Provider's provider contracts with
                  Subcontractors shall comply with all HCFA requirements relating to such contracts and shall acknowledge CIGNA as a third party beneficiary to such contracts.

         M. COMPLIANCE WITH MEDICARE RISK REQUIREMENTS

                           Provider and its Subcontractors shall cooperate and
                  comply with all applicable statutory, regulatory and HCFA requirements relating to Medicare Contract Participants including, but not limited to, requirements relating to Peer Review Organization reviews and audits and Medicare appeals processes. Provider and its Subcontractors will cooperate and participate in CIGNA's efforts to comply with applicable statutory, regulatory and HCFA requirements relating to Medicare Contract Participants to the extent reasonably requested by CIGNA.

         N. NOTIFICATION OF COMPLAINTS, INVESTIGATIONS, LITIGATION

                           Provider shall notify CIGNA immediately of any known
                  advocacy group actions or investigations of services or care rendered by Provider or its Subcontractors under this Agreement.

         O. RECORDS

                           Provider and Subcontractors shall maintain, in a
                  manner which facilitates regulatory review, and provide CIGNA and HCFA with access to any books, records and documentation relating to services rendered to Medicare Contract Participants under this Agreement and any other records requested by HCFA or CIGNA to assure financial solvency and health care delivery capability and to investigate complaints and grievances. Access to such books, records and documentation shall be provided within the timeframes specified by HCFA or, if access is requested by CIGNA only, upon reasonable notice by CIGNA.

         P. INTERNAL GRIEVANCE POLICY, MEDICARE APPEALS PROCESS AND DENIAL
            LETTERS

                           Prior to execution of this Agreement, Provider shall
                  provide CIGNA with a copy of its internal grievance policy and procedures, a copy of its Medicare appeals policy and procedures and a copy of its service and or payment denial letters. Provider shall make no material change to such policies, procedures and denial letters without the prior written consent of CIGNA.

         IV. TERMINATION

         A. Notwithstanding the termination provisions set forth in the Agreement, this Medicare Risk Program Attachment may only be terminated as follows:

                  1. With or without cause, upon one hundred twenty (120) days' prior written notice by either party;

                  2. Immediately by CIGNA if CIGNA reasonably determines that continuation of the terms of this Medicare Risk Program Attachment may negatively impact the care rendered to Medicare Contract Participants;

                  3. By CIGNA in the event that the risk arrangement between CIGNA and HCFA is terminated or not renewed by HCFA effective on the date of such termination or nonrenewal and as to the Service Area affected by the nonrenewal or termination only.

         B. Upon termination of this Agreement, Provider and its Subcontractors shall continue to provide Covered Services for specific conditions for which a Medicare Contract Participant was under Provider or its Subcontractor's care at the time of such termination so long as Medicare Contract Participant retains eligibility under a Service Agreement, until the earlier of completion of such services, CIGNA's provision for the assumption of such treatment by another physician, or the expiration of twelve (12) months. Provider shall be compensated for Covered Services provided to any such Medicare Contract Participant in accordance with the fee-for-service reimbursement rates set forth in the PPO Program Attachment to this Agreement.

         C. Provider shall have no obligation under this Agreement to provide services to individuals who cease to be Medicare Contract Participants.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                CIGNA HEALTHCARE
                         OLSTEN HEALTH SERVICES NETWORK
  EXHIBIT D.1: PAGE 1 OF 2, TRADITIONAL HOME HEALTH MEDICARE RISK FEE SCHEDULE
                EFFECTIVE DATE: MARCH 1, 1998 - JANUARY 31, 1999

-------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE BOTH VISIT AND HOURLY RATES.
-------------------------------------------------------------------------------------------------------------------
Notes 1, 2, 3, 4, 6 and 7 apply                   AREA 1                   AREA 2                  AREA 3
                                          ------------------------ ----------------------- ------------------------
                                            VISIT        HOUR        VISIT        HOUR       VISIT        HOUR
----------------------------------------- ----------- ------------ ----------- ----------- ----------- ------------
HOME HEALTH AIDE                                *           *            *           *           *           *
----------------------------------------- ----------- ------------ ----------- ----------- ----------- ------------
LVN/LPN                                         *           *            *           *           *           *
----------------------------------------- ----------- ------------ ----------- ----------- ----------- ------------
LVN/LPN - HIGH TECH                             *           *            *           *           *           *
----------------------------------------- ----------- ------------ ----------- ----------- ----------- ------------
RN                                              *           *            *           *           *           *
----------------------------------------- ----------- ------------ ----------- ----------- ----------- ------------
RN HIGH TECH                                    *           *            *           *           *           *
----------------------------------------- ----------- ------------ ----------- ----------- ----------- ------------

-------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE VISIT ONLY RATES.
-------------------------------------------------------------------------------------------------------------------
Notes 1, 3, 4 and 5 apply                           AREA 1                  AREA 2                  AREA 3
                                            ----------------------- ----------------------- -----------------------
                                              VISIT        HOUR       VISIT        HOUR       VISIT        HOUR
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
DIETITIAN                                         *           *           *           *           *           *
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
MEDICAL SOCIAL WORKER                             *           *           *           *           *           *
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
OCCUPATIONAL THERAPIST                            *           *           *           *           *           *
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
OCCUPATIONAL THERAPIST AST.                       *           *           *           *           *           *
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
PHLEBOTOMIST                                      *           *           *           *           *           *
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
PHYSICAL THERAPIST                                *           *           *           *           *           *
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
PHYSICAL THERAPIST AST                            *           *           *           *           *           *
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
RESPIRATORY THERAPIST                             *           *           *           *           *           *
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------
SPEECH THERAPIST                                  *           *           *           *           *           *
------------------------------------------- ----------- ----------- ----------- ----------- ----------- -----------

-------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TRADITIONAL HOME HEALTH SERVICE ARE PRICED ON A PER EACH BASIS.
-------------------------------------------------------------------------------------------------------------------
Notes 3, 4 and 5 apply                            AREA 1                   AREA 2                  AREA 3
                                          ------------------------ ----------------------- ------------------------
                                                   EACH                     EACH                    EACH
----------------------------------------- ------------------------ ----------------------- ------------------------
LIVE IN (Per Diem)                                   *                        *                       *
----------------------------------------- ------------------------ ----------------------- ------------------------


NOTES:

1.     Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS,
       WHICH HAVE NO MAXIMUM DURATION).

2.     Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.     CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.     Above prices have no exclusions.

5.     For home health services not on fee schedule * of Provider's usual and customary charge will apply.

6.     Respiratory therapist visit and hourly utilization/costs to be reported with HME/RT.

7.     RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.


                                      -1-



-----------------------------------------------------------------------------------------------------------
                                      OLSTEN HEALTH SERVICES NETWORK
                       EXHIBIT B.1, PAGE 2 OF 2: TRADITIONAL HOME HEALTH ZONE RATES
                            EFFECTIVE DATE: JANUARY 1, 1998 - JANUARY 31, 1999
-----------------------------------------------------------------------------------------------------------
                                                    RATE                               RATE
               STATE                                AREA                            DESIGNATION
------------------------------------- ---------------------------------- ----------------------------------
Alabama                                              LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Alaska                                              HIGH                                 1
------------------------------------- ---------------------------------- ----------------------------------
Arizona                                            MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Arkansas                                             LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
California                                          HIGH                                 1
------------------------------------- ---------------------------------- ----------------------------------
Colorado                                           MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Connecticut                                        MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Delaware                                             LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
District of Columbia                                HIGH                                 1
------------------------------------- ---------------------------------- ----------------------------------
Florida                                            MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Georgia                                            MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Hawaii                                              HIGH                                 1
------------------------------------- ---------------------------------- ----------------------------------
Idaho                                                LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Illinois                                            HIGH                                 1
------------------------------------- ---------------------------------- ----------------------------------
Indiana                                              LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Iowa                                                 LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Kansas                                               LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Kentucky                                             LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Louisiana                                          MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Maine                                                LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Maryland                                           MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Massachusetts                                       HIGH                                 1
------------------------------------- ---------------------------------- ----------------------------------
Michigan                                             LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Minnesota                                            LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Mississippi                                          LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Missouri                                           MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Montana                                              LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Nebraska                                             LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Nevada                                               LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
New Hampshire                                        LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
New Jersey                                         MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
New Mexico                                           LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
New York                                           MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
North Carolina                                     MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
North Dakota                                       MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Ohio                                               MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Oklahoma                                             LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Oregon                                             MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Pennsylvania                                       MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Rhode Island                                       MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
South Carolina                                       LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
South Dakota                                         LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Tennessee                                          MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Texas                                               HIGH                                 1
------------------------------------- ---------------------------------- ----------------------------------
Utah                                               MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Vermont                                              LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Virginia                                           MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
Washington                                         MEDIUM                                2
------------------------------------- ---------------------------------- ----------------------------------
West Virginia                                        LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Wisconsin                                            LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------
Wyoming                                              LOW                                 3
------------------------------------- ---------------------------------- ----------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                CIGNA HEALTHCARE

                                   EXHIBIT D(2) - OLSTEN KIMBERLY QUALITYCARE
                                   MEDICARE RISK FEE SCHEDULE - HOME INFUSION
                                        Effective Dates: 03/1/98 - 01/31/99
-------------------------------------------------------------------------------------------------------------------
                                                 (1)             (2)                         (3)
                                                                                          PER DIEMS
                                                                                             FOR
                                                                                          MULTIPLE
                                             PER DIEMS        PER DIEMS                    THERAPIES
                                             INCLUDING        EXCLUDING      DRUGS %        (EXCL.        DRUGS %
                 SERVICE                       DRUGS            DRUGS        OFF AWP        DRUGS)       OFF AWP
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Total Parenteral Nutrition                       *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Enteral Nutrition                                *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Anti-Infective-Infusion                          *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Chemotherapy (Continuous or Bolus)               *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Pain Management                                  *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Hydration Therapy                                *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Chelation Therapy                                *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Inotropic Therapy                                *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Anticoagulation                                  *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Methylprednisolone                               *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Immunoglobulin,(4)                               *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Specialty-Dosed IV Therapies (5)                 *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Ceradase/cerazyme (6)                            *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
IV Push/IWSQ Injections (7)                      *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------
Hemophilia Factor (8)                            *                *              *            *              *
------------------------------------------ ---------------- --------------- ----------- -------------- ------------

(1) Per Diems under column 1 include ALL costs -- including but not limited to cost of drugs. facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

(2) Per Diems under column 2 are only for those specific therapies for which a per diem inclusive of drugs cannot be provided. For such therapies, the quoted per diems plus * will apply, with the only exception being Ceradase/Cerazyme which shall be paid at its applicable per them plus AWP with no discount.

(3) For patients receiving two or more therapies on the same day, Provider will receive the highest applicable per diem for the first therapy. For most therapies, this per diem will include drugs as per the fee schedule above. For each additional therapy except for parenteral, enteral and IV Push/IM/SQ injections, Provider will receive * for each therapy, plus AWP less the applicable discount for those drugs used in the additional therapies. Parenteral, enteral and IV Push/IM/SQ, injections will be paid in their usual manner.

(4) The per diems for Immunoglobulin do not include drugs. As a single therapy, Immunoglobulin will be paid at *

(5) The per diems for Specialty-Dosed IV Therapies do not include drugs. As a single therapy, a Specialty-Dosed Therapy will be paid at *.

(6) The per diems for Ceradase/Cerazyme do not include drugs. As a single therapy, Ceradase or Cerazyme will be paid at *.

(7)      The per diems for IV Push/IM/SQ Injections do not include drugs. IV
         Push/IM/SQ injections will be paid at *.

(8)      The per diem for Hemophilia Factor does not include drugs. Hemophilia
         Factor will be paid at *.

(9) The per diem rate shall only be charged for those days the Participant receives medication.

(10)     Prices effective 03/01/98 through 1/31/99.

(11)     For home infusion pharmaceuticals not listed on fee schedule, * will apply.
------------------------------------------------------------------------------------------------------------------

*Confidential Treatment Requested.

-------------------------------------------------------------------------------------------------------------------
                                              CIGNA HEALTHCARE
                                 EXHIBIT D(3) - OLSTEN KIMBERLY QUALITYCARE
                             MEDICARE RISK FEE SCHEDULE - HOME MEDICAL EQUIPMENT
                                            03/01/98 -- 01/31/99
-------------------------------------------------------------------------------------------------------------------
      HCPC                                                                      PURCHASE             RENTAL
      CODE                              DESCRIPTION                               RATE                RATE
------------------ ------------------------------------------------------- ------------------- --------------------
      E0100        CANE                                                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0105        QUAD CANE/3PRONG/FIXED ADJ                                      *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0110        FOREARM CRUTCH/PAIR/FIXED ADJ                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0111        FOREARM CRUTCH/EACH                                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0112        UNDERARM CRUTCH/WOOD/PAIR FIXED/ADJ                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0113        UNDERARM CRUTCH/WOOD/EACH FIXED ADJ                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0114        UNDERARM CRUTCH/ALUM/PAIR FIXED/ADJ                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0116        UNDERARM CRUTCH/ALUM/EACH FIXED/ADJ                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0130        WALKER/RIGID/FIXED/ADJ                                          *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0135        WALKER/FOLDING/FIXED/ADJ                                        *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0141        WALKER/RIGID/WHEELED                                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0142        WALKER/RIGID/WHEELED/SEAT                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0143        WALKER/FOLDING/WHEELED                                          *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0145        WALKER/WHEELED W/SEAT & CRUTCH ATT.                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0146        WALKER/WHEELED W/SEAT                                           *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0147        WALKER/HD/MULTI BRAKE/VARI-TENSION                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0153        PLATFORM ATTACHMENT/FOREARM CRUTCH                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0154        WALKER PLATFORM ATTACHMENT ONLY                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0155        WHEEL ATTACH/RIGID PICKUP WALKER                                *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0156        SEAT ATTACHMENT WALKER                                          *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0157        CRUTCH ATTACHMENT/WALKER EA                                     *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0158        LEG EXTENSIONS FOR WALKER                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0160        SITZ BATH/PORT/FIT COMMODE                                      *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0161        SITZ-BATH/PORT/FITS COMMODE W/FAUCETT                           *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0163        COMMODE/CHAIR STATIONARY FIXED ARMS                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0164        COMMODE/CHAIR MOBILE FIXED ARMS                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0165        COMMODE/CHAIR STATIONARY/DETACH ARMS                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0166        COMMODE/CHAIR MOBILE/DETACH ARMS                                *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0167        PAIL OR PAN FOR USE W/COMMODE CHAIR                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0176        AIR PRESS. PAD/CUSH. NON-POSITIONING                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0177        H20 PRESS. PAD/CUSH. NON POSITIONING                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0178        GEL PRESS. PAD/CUSH. NON-POSITIONING                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0179        DRY PRESS. PAD/CUSH. NON-POSITIONING                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0180        PRESSURE PAD/ALTERNATING W. PUMP                                *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0181        PRESSURE PAD/ALTERNATING/W/PUMP/HD                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0182        PUMP FOR ALTERNATING PRESSURE PAD                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0184        DRY PRESSURE MATTRESS                                           *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0185        GEL PRESSURE PAD FOR MATTRESS                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0186        AIR PRESSURE MATTRESS                                           *
------------------ ------------------------------------------------------- ------------------- --------------------

-------------------------------------------------------------------------------------------------------------------
                                              CIGNA HEALTHCARE
                                 EXHIBIT D(3) - OLSTEN KIMBERLY QUALITYCARE
                             MEDICARE RISK FEE SCHEDULE - HOME MEDICAL EQUIPMENT
                                            03/01/98 -- 01/31/99
-------------------------------------------------------------------------------------------------------------------
      HCPC                                                                      PURCHASE             RENTAL
      CODE                              DESCRIPTION                               RATE                RATE
------------------ ------------------------------------------------------- ------------------- --------------------
      E0187        WATER PRESSURE MATTRESS                                         *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0188        SYNTHETIC SHEEP SKIN PAD                                        *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0189        LAMB WOOL, SHEEP SKIN PAD/ANY SIZE                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0191        HEAT/ELBOW/PROTECTOR/EA                                         *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0192        LOW PRESSURE & POS. EQUALIZATION                                *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0193        LOW AIR LOSS-BED MATTRESS REPLACEMENT                                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0194        AIR FLUIDIZED BED                                                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0195        REPLACEMENT PAD/ALTERNATING PRESS                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0196        GEL PRESSURE MATTRESS                                           *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0197        AIR PRESSURE PAID FOR MATTRESS                                  *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0198        WATER PRESSURE PAD FOR MATTRESS                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0199        DRY PRESSURE PAD FOR MATTRESS                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0210        PAD, ELECTRIC, HEAT, STANDARD                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0215        PAD, ELECTRIC, MOIST HEAT                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0237        H2O CIRC. HEAT PAD W/PUMP                                       *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0238        PAD, HEAT PAD, NON-ELECTRlC, MOIST                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0243        TOILET RAIL, EACH                                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0244        RAISED TOILET SEAT                                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0245        TUB STOOL OR BENCH W/O BACK                                     *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0246        TRANSFER TUB RAIL ATTACHMENT                                    *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0249        PAD FOR WATER CIRCULATING HEAT UNIT                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0250        BED/FH/SR/MATT                                                  *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0251        BED/FH/SR/W/O MATT                                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0255        BED/VH/HI-LOW/SR/MATT                                           *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0256        BED/VH/HI LOW/SR/W/O MATT                                       *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0260        BED/SEMI-ELEC/SR/MATT                                           *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0261        HOSPITAL BED/VARI HGHT/SR/W/O MATT                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0265        BED/FULL-ELEC/SR/MATT                                           *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0266        BED/FULL-ELEC/SR/W/O MATT                                       *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0271        MATTRESS/INNER SPRING                                           *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0272        MATTRESS/FOAM RUBBER                                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0274        OVERBED TABLE                                                   *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0275        BED PAN/STD/METAL OR PLASTIC                                    *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0276        BED PAN/FRACTURE/METAL OR PLASTIC                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0280        BED CRADLE, ANY TYPE                                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0290        BED/F/W/O SR/MATT                                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0291        BED/FH/W/O/SR W/O MATT                                          *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0292        BED/VH/HI-LO/WO/SR/MATT                                         *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0293        BED/VH/HI-LO/WO/SR/WO/MATT                                      *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0294        BED/SEMI-ELEC/WO/SR/MATT                                        *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0295        BED/SIME-ELEC/WO/SR/WO/MATT                                     *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0296        BED/FULL-ELEC/WO/SR/WO/MATT                                     *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0297        BED/FULL-ELEC/WO/SR/MATT                                        *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0325        URINAL/MALE/JUG-TYPE/ANY MATERIAL                               *
------------------ ------------------------------------------------------- ------------------- --------------------

*Confidential Treatment Requested.





-------------------------------------------------------------------------------------------------------------------
                                              CIGNA HEALTHCARE
                                 EXHIBIT D(3) - OLSTEN KIMBERLY QUALITYCARE
                             MEDICARE RISK FEE SCHEDULE - HOME MEDICAL EQUIPMENT
                                            03/01/98 -- 01/31/99
-------------------------------------------------------------------------------------------------------------------
      HCPC                                                                      PURCHASE             RENTAL
      CODE                              DESCRIPTION                               RATE                RATE
------------------ ------------------------------------------------------- ------------------- --------------------
      E0326        URINAL/FEMALE/JUG-TYPE/ANY MATERIAL                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0425        STATIONARY GAS SYS. PURCH                                       *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0430        O2 GAS SYS/PORT/ACCESS/PURCH                                    *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0431        O2 GAS SYS/PORT/ACCESS/RENTAL                                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0434        O2 LIQUID/PORT/ACCESS/RENTAL                                                        *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0435        O2 LIQUID SYS/PORT/ACCESSORIES/PURCH                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0439        STATIONARY LIQUID SYSTEM/RENTAL                                                     *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0440        STATIONARY LIQUID SYSTEM/PURCHASE                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0442        O2 CONTENTS/LIQUID/PER UNIT                                     *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0444        PORTABLE 02 CONTENTS/LIQUID/1 LB.                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0450        VOLUME VENTILATOR/STAT OR PORT                                  *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0452        INTERMITTENT ASSIST DEVICE/BIPAP/TU                             *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0453        THERAPEUTIC VENT FOR <12 HRS. DAY                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0460        NEG PRESSURE VENT/PORT/STATIONARY                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0480        PERCUSSOR/ELEC. OR PNEUMATIC HOME                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0500        IPPB MACHINE/ALL TYPES                                          *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0550        HUMIDIFIER/DURABLE/FOR IPPB OR O2                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0555        HUMIDIFIER/REUSE/PLASTIC OR GAS                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0565        COMPRESSOR/BEDSIDE CONTINUOUS                                   *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0570        NEBULIZER W/COMP IE/PULMO-AIDE                                  *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0575        NEBULIZER/ULTRASONIC, HD CONTIN. USE                            *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0585        NEBULIZER/COMPRESSOR & HEATER                                   *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0600        SUCTION PUMP/HOME USE/PORTABLE                                  *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0601        CONT. AIRWAY PRESSURE DEVICE/CPAP                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0607        HOME BLOOD GLUCOSE MONITOR                                      *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0608        APNEA MONITOR                                                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0620        SEAT LIFT CHAIR/MOTORIZED                                       *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0621        SLING/SEAT FOR PATIENT LIFT                                     *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0630        PATIENT LIFT/HYDRAULIX W/ST OR SLN                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0650        PNEUMATIC COMP/LYMPHEDEMA PUMP                                  *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0651        PNEUMATIC COMP/LYMPH PUMP/NON GRAD                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0652        PNEUMATIC COMP/LYMPH PUMP/CAL GRAD                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0655        PNEUMATIC APPLIANCE/HALF ARM                                    *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0660        PNEUMATIC APPLIANCE/FULL LEG                                    *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0665        PNEUMATIC APPLIANCE/FULL ARM                                    *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0666        PNEUMATIC APPLIANCE/HALF LEG                                    *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0667        PNEUMATIC APP/USED W/SEG COMP/LEG                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0720        TENS/2 LEAD                                                     *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0730        TENS/4 LEAD                                                     *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0745        NEUROMUSCULAR STIM/ELECTRIC SCHOCK                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0776        IV POLE                                                         *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0840        CERVICAL TRACTION FRAME/HEADBOARD                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0850        CERVICAL TRACTION STAND FREE STANDING                           *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0860        OVERDOOR CERVICAL TRACTION                                      *                   *
------------------ ------------------------------------------------------- ------------------- --------------------


*Confidential Treatment Requested.





-------------------------------------------------------------------------------------------------------------------
                                              CIGNA HEALTHCARE
                                 EXHIBIT D(3) - OLSTEN KIMBERLY QUALITYCARE
                             MEDICARE RISK FEE SCHEDULE - HOME MEDICAL EQUIPMENT
                                            03/01/98 -- 01/31/99
-------------------------------------------------------------------------------------------------------------------
      HCPC                                                                      PURCHASE             RENTAL
      CODE                              DESCRIPTION                               RATE                RATE
------------------ ------------------------------------------------------- ------------------- --------------------
      E0870        EXTREMITY TRACTION/FOOTBOARD/BUCKS                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0880        EXTREMITY TRACTION/FREE STANDING                                *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0890        PELVIC TRACTION/FOOTBOARD                                       *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0900        PELVIC TRACTION/FREE STANDING                                   *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0910        TRAPEZE BAR ATTACHED TO BED                                     *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0920        FRACTURE FRAME ATT'D TO BED W/WEIGHTS                           *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0930        FRACTURE FRAME/FREE STANDING W/WEIGHTS                          *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0935        KNEE CPM PER DAY                                                                    *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0940        TRAPEZE BAR/FREE STANDING W/BAR                                 *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0942        CERVICAL HEAD HARNESS/HALTER                                    *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0946        FRACTURE FRAME DUAL W/CROSS BARS                                *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0951        LOOP HEEL/EACH                                                  *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0952        LOOP TOE/EACH                                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0953        PNEUMATIC TIRE/EACH                                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0954        SEMI PNEUMATIC CASTER/EACH                                      *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0958        W/C ATTACH TO CONVERTER TO 1 ARM DRIV                           *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0959        AMPUTEE ATTACHMENT                                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0961        W/C BRAKE EXTENSION                                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0962        1" CUSHION FOR WHEELCHAIR                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0963        2" CUSHION FOR WHEELCHAIR                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0964        3" CUSHION FOR WHEELCHAIR                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0965        4" CUSHION FOR WHEELCHAIR                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0966        HOOK ON HEAD REST EXT.                                          *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0967        WC HANDRIMS WITH 8 VERT TIPS FAIR                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0968        COMMODE SEAT/WHEELCHAIR                                         *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0969        NARROWING DEVICE/WHEELCHAIR                                     *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0970        #2 FOOTPLATES/EXC FOR ELEC LEG REST                             *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0971        ANTI-TIPPING DEVICE FOR WHEELCHAIR                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0972        TRANSFER BOARD/WHEELCHAIR                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0973        ADJ HGHT/DETACH ARMS/DESK FULL M/C                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0974        GRADE AID FIR WC                                                *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0975        REINFORCED SEAT UPHOLSTERED                                     *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0976        REINFORCED BACK/WC/UPHOLSTERY                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0977        WEDGE CUSHION/WHEELCHAIR                                        *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0978        WC SAFETY BELT/AIRLINE BUCKLE                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0979        WC SAFETY BELT/VELCRO CLOSURE                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0980        SAFETY VEST/WHEELCHAIR                                          *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0990        ELEVATING LEG REST/EACH                                         *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0991        UPHOLSTERY SEAT                                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0992        SOLID SEAT INSERT                                               *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0993        BACK/UPHOLSTERY                                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0994        ARM REST/EACH                                                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0995        CALF REST/EACH                                                  *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0996        TIRE/SOLID/EACH                                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
*Confidential Treatment Requested.





                                               CIGNA HEALTHCARE
                                   EXHIBIT D(3) - OLSTEN KIMBERLY QUALITYCARE
                              MEDICARE RISK FEE SCHEDULE - HOME MEDICAL EQUIPMENT
                                             03/01/98 -- 01/31/99
-------------------------------------------------------------------------------------------------------------------
      HCPC                                                                       PURCHASE            RENTAL
      CODE                               DESCRIPTION                               RATE               RATE
-------------------------------------------------------------------------------------------------------------------

------------------ ------------------------------------------------------- ------------------- --------------------
      E0997        CASTER W/FORK/EACH                                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0998        CASTER W/O FORK/EACH                                            *
------------------ ------------------------------------------------------- ------------------- --------------------
      E0999        PNEUMATIC TIRE WITH WHEEL                                       *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1000        TIRE PNEUMATIC CASTER                                           *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1001        WHEEL/SINGLE                                                    *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1030        WC/FA REMOVABLE FOOTRESTS                                       *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1031        ROLLABOUT CHAIR                                                 *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1050        FULL RECLINE/FIXED ARMS/DELR/WC                                 *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1060        FULL RECLINE/DETACH ARMS/DELR                                   *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1065        POWER ATTACH TO CONVERT WC TO POWER                             *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1070        FULL RECLINE/DA/SDFR                                            *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1083        HEMI WC/FA/ELR                                                  *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1084        HEMI WC/DA/SDFR                                                 *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1085        HEMI WC/FA/SDFR                                                 *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1086        W/C STANDARD HEMI DA SDFR                                       *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1087        W/C HI STRENGTH LT WT FA ELR                                    *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1088        W/C HI STRENGTH LT WT DA ELR                                    *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1089        W/C HI STRENGTH FA SDFR                                         *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1090        W/C HI STRENGTH LT WT RA SDFR                                   *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1091        YOUTH WHEELCHAIR, ANY TYPE                                      *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1092        W/C HD WIDE DA ELR                                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1093        W/C HD WIDE DA FR                                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1100        SEMI RECLINING W/C FA ELR                                       *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1110        WC SEMI-RECLINING/DA OR ELR                                     *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1130        WC STANDARD FA/SDFR                                             *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1140        WC STANDARD DA/SDFR                                             *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1150        WC STANDARD DA/ELR                                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1160        WC STANDARD FA/ELLR                                             *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1170        AMPUTEE WC FA/ELR                                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1171        AMPUTEE WC FA W/O SDFR OF ELR                                   *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1172        AMPUTEE WC DA W/O SDFR OR ELR                                   *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1180        AMPUTEE WC DA/SDFR                                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1190        AMPUTEE WC DA/ELR                                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1195        HEAVY DUTY WC FA/ELR                                                                *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1200        AMPUTEE WC FA/SDFR                                                                  *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1210        MOTORIZED WC FA/ELR                                                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1211        MOTORIZED WC DA/ELR                                                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1212        WC/MOTORIZED/FFLA/SDFR                                                              *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1213        MOTORIZED WC DA/SDFR                                                                *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1240        WC LIGHTWEIGHT DA/ELR                                           *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1250        WC LIGHTWEIGHT FA/SDFR                                          *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1260        WC LIGHTWEIGHT/DA/SDFR                                          *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1270        WC LIGHTWEIGHT FA/ELR                                           *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1353        REGULATOR, FOR PURCHASED TANK                                   *
------------------ ------------------------------------------------------- ------------------- --------------------

* Confidential Treatment Requested.





                                               CIGNA HEALTHCARE
                                   EXHIBIT D(3) - OLSTEN KIMBERLY QUALITYCARE
                              MEDICARE RISK FEE SCHEDULE - HOME MEDICAL EQUIPMENT
                                             03/01/98 -- 01/31/99
-------------------------------------------------------------------------------------------------------------------
      HCPC                                                                       PURCHASE            RENTAL
      CODE                               DESCRIPTION                               RATE               RATE
-------------------------------------------------------------------------------------------------------------------

      E1355        TANK STAND/RACK                                                 *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1372        EXTERNAL HEATER IMMERSION FOR NEB                               *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1375        PORTABLE NEB W/SMALL COMP./LTD. FLOW                                                *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1377        COMPRESSOR, LIGHT DUTY ADJ. PRESSURE                            *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1378        O2 CONCENTRATOR/HI HUMID/=488 CU FT.                            *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1379        O2 CONCENTRATOR/HI HUMID/=732 CU FT.                            *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1380        O2 CONCENTRATOR/HI HUMID/=976 CU FT.                            *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1381        O2 CONCENTRATOR/HI HUMID/=1220 CU FT.                           *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1382        PULSE OXIMETER CONT/OVERNOC INCL. PROVE                         *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1383        O2 CONCENTRATOR/HI HUMID/=1708 CU FT.                           *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1384        O2 CONCENTRATOR/HI HUMID/=1952 CU FT.                           *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1385        OXYGEN ANALYZER                                                 *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1400        OXYGEN CONCENTRATOR 2 LITER                                     *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1401        O2 CONCENTRATOR BETWEEN 2L & 4L                                 *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1402        O2 CONCENTRATOR BETWEEN 3L & 4L                                 *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1403        O2 CONCENTRATOR BETWEEN 4L & 5L                                 *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1404        O2 CONCENTRATOR OVER 5L @ 85% CONC                              *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1405        O2 & H20 ENRICHING SYS/HTD DELIVERY                             *                   *
------------------ ------------------------------------------------------- ------------------- --------------------
      E1406        O2 & H20 ENRICHING SYS/NON HTD DELIVERY                         *                   *
------------------ ------------------------------------------------------- ------------------- --------------------

1) HME PROVIDED TO PATIENTS OTHER THAN LISTED ABOVE WILL BE BILLED AT * DISCOUNT FROM PROVIDER'S USUAL AND CUSTOMARY CHARGE.

2)    SPECIAL ORDER, CUSTOM WHEELCHAIRS WILL BE DISCOUNTED * FROM
      MANUFACTURERS' SUGGESTED RETAIL

3)    PRICES EFFECTIVE 03/01/98 THROUGH 1/31/99.


*Confidential Treatment Requested.





---------------------------------------------------------------------------------------------------------------
                                EXHIBIT D(4) - OLSTEN KIMBERLY QUALITYCARE

                                  MEDICARE RISK FEE SCHEDULE - TOCOLYTICS

                                    EFFECTIVE DATE: 03/01/98 - 01/31/99
---------------------------------------------------------------------------------------------------------------
                                                                                     (1)
                         SERVICE                                                  PER DIEMS
---------------------------------------------------------------------------------------------------------------
                   Level I Monitoring                                                 *
---------------------------------------------------------- ----------------------------------------------------
                   Level II Monitoring                                                *
---------------------------------------------------------- ----------------------------------------------------
                  Level III Monitoring                                                *
---------------------------------------------------------- ----------------------------------------------------

(1) Per Diems include ALL costs--including but not limited to all nursing required, telephonic monitoring, family caregiver training and education, durable medical equipment administered or used in the course of rendering services, medical supplies, disposables, pumps, drugs and medications, general and administrative expenses, etc.

(2)   Prices effective 03/01/98 through 01/31/99.
---------------------------------------------------------------------------------------------------------------
*Confidential Treatment Requested.





                        MEDICARE RISK PROGRAM ATTACHMENT
                                   EXHIBIT D.5
                       MEDICARE RISK PROGRAM REQUIREMENTS

This highlights the essential features of CIGNA's Medicare Risk Program Requirements for Provider. Provider must follow the Program Requirements in order to receive payment for services rendered to Medicare Contract Participants. Medicare Contract Participants must also follow applicable Program Requirements in order to receive benefits.

V.       MEDICARE CONTRACT PARTICIPANT IDENTIFICATION

1. Medicare Contract Participants must present a Medicare Risk Program ID card to Provider or Subcontractor at the time of service.

2. The ID card itself does not guarantee eligibility. Provider or Subcontractor should verify Medicare Contract Participant eligibility with CIGNA.

VI.      COMPENSATION AND BILLING

1. Claims must be clearly identified as "CIGNA Medicare Risk" and sent to the centralized billing location designated by CIGNA.

2. Provider's Subcontractors may not bill CIGNA directly for Covered Home Care Services referred to Provider rendered to Medicare Contract Participants under any circumstances.

3. Provider and Subcontractors must not bill Medicare Contract Participants for Covered Home Care Services rendered. Provider or Subcontractor will collect from or bill to Medicare Contract Participant any applicable Copayments.

4. Questions concerning the payment of individual claims should be directed to CIGNA.

VII.     ROLES AND RESPONSIBILITIES

         Provider or Subcontractor must communicate and collaborate with the Medicare Contract Participant's Primary Care Physician in management of the Participant's care.

VIII.    DISPUTE RESOLUTION

1. Disputes arising with respect to the performance or the interpretation of this Agreement shall be submitted to the Healthplan Medical Director for review and resolution. If Provider is not satisfied with the resolution, Provider may submit the matter to the National Medical Director, CIGNA Health Corporation. The National Medical Direc-


                                      -1-


         tor or his designee will review the matter and may seek written statements from the Healthplan Medical Director, Provider, Subcontractor and others as appropriate. The decision of the National Medical Director will be binding on CIGNA and Provider if the resolution is accepted by Provider.

2. If the parties are unable to resolve the dispute through the aforementioned process, the parties shall resolve the dispute pursuant to the dispute resolution procedures set forth in Section III.N. of the Agreement.


                                      -2-


                             AMENDMENT TO AGREEMENT

The National Home Care Provider Agreement dated the 1st day of January, 1996 by and between Cigna Health Corporation and Kimberly Home Health Care, Inc.:

         1. Any reference to "Kimberly Home Health Care, Inc." shall be changed to "Olsten Network Management, Inc."

         2. All other terms and conditions will remain unchanged as stated in the Agreement and subsequent amendment(s).

The parties have executed this Amendment this 31st day of October, 1998.


Kimberly Home Health Care, Inc.                Cigna Health Corporation


By:                                            By:
   -------------------------------------          ------------------------------
            Robert J. Nixon

Title: Senior Vice President, Operations      Title:
       ---------------------------------            ----------------------------
Date:                                          Date:
       ---------------------------------            ----------------------------

Olsten Network Management, Inc.
TIN:  11-3454103



By:
   -------------------------------------
            Robert J. Nixon

Title: Senior Vice President, Operations
       ---------------------------------
Date:
       ---------------------------------

               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

         THIS AMENDMENT is entered into this 1st day of January. 1999 by and between CIGNA Health Corporation, for and on behalf of its wholly-owned subsidiaries and affiliates (individually and collectively, "CIGNA"), and Olsten Network Management, Inc. d/b/a Olsten Health Services, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "Provider").

                              W I T N E S S E T H :

         WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996 and amended from time to time thereafter (together, the "Agreement"), whereby Provider provided or arranged for the provision of certain health care services to Participants;

         WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth below;

         NOW THEREFORE, CIGNA and Provider agree as follows:

1.       This Amendment shall be effective commencing on January 1, 1999.

2. The Agreement is hereby amended by deleting Section 7 of the October 1, 1996 Amendment to the Agreement in its entirety.

3. Unless otherwise amended by this Amendment or amendments with earlier effective dates, all other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. To the extent that the provisions in the Agreement or in any amendments with earlier effective dates conflict with the terms of this Amendment, the terms in this Amendment shall supersede and control.

4. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

         IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

CIGNA HEALTH CORPORATION                   OLSTEN NETWORK MANAGEMENT,
                                           INC.


By:                                        By:
      -------------------------------         --------------------------------
Its:                                       Its:
      -------------------------------          -------------------------------
Date:                                      Date:
      -------------------------------           ------------------------------




               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

         THIS AMENDMENT is entered into this 1st day of February, 1999 by and between CIGNA Health Corporation, for and on behalf of its wholly owner subsidiaries and affiliates, (individually and collectively, "CIGNA"), and Olsten Network Management, Inc. d/b/a Olsten Health Services, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "Provider").

                              W I T N E S S E T H :

         WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement, dated January 1, 1996 and amended from time to time thereafter (together the "Agreement"), whereby Provider provided or arranged for the provision of certain health care services to Participants;

         WHEREAS, the parties wish to amend a certain provision of the Agreement as set forth below;

         NOW THEREFORE, CIGNA and Provider agree as follows:

1. Effective January 1, 1999, Exhibit IX, Performance Guarantees, is modified from "Years 2 and 3" to "Years 2, 3 and each year thereafter."

2. Effective February 1, 1999, Article II, Section B, Subsection 3 of the HMO Program Attachment to the Agreement is deleted in its entirety and replaced with the following:

         a) Compensation for Traditional Home Health which is a Covered Home Care Service is included in the Capitation Rate set forth in Exhibit A.1 to the Agreement. In the event that CIGNA elects to reimburse Provider for such Traditional Home Health on a fee-for-service basis or for Traditional Home Health that are not included within the Capitation Rate, then the rates set forth in Schedule 1 attached hereto shall apply.

         b) Compensation for Home Infusion Therapy which is a Covered Home Care Service is included in the Capitation Rate set forth in Exhibit A.1 to the Agreement. In the event that CIGNA elects to reimburse Provider for such Home Infusion Therapy on a fee-for service basis or for Home Infusion Therapy that are not included within the Capitation Rate, then the rates set forth in Schedule 2 attached hereto shall apply.

         c) Compensation for Home Medical Equipment which is a Covered Home Care Service is included in the Capitation Rate set forth in Exhibit A.1 to the Agreement. In the event that CIGNA elects to reimburse Provider for such Home Medical Equipment on a fee-for-service basis or for Home Medical




                  Equipment that is not included within the Capitation Rate, then the rates set forth in Schedule 3 attached hereto shall apply.

3. Effective February 1, 1999, Exhibit A.3 of the HMO Program Attachment to the Agreement is deleted in its entirety and replaced by Schedule 3 attached hereto.

4. Effective February 1, 1999, Exhibit A.4 of the HMO Program Attachment to the Agreement is deleted in its entirety.

5. Unless otherwise amended by this Amendment or amendments with earlier effective dates, all other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. To the extent that the provisions in the Agreement or in any amendments with earlier effective dates conflict with the terms of this Amendment, the terms in this Amendment shall supersede and control.

6. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

                          [Next Page Is Signature Page]

         IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                        CIGNA HEALTH CORPORATION


                                        By:
                                               ---------------------------------
                                        Its:
                                               ---------------------------------
                                        Date:
                                               ---------------------------------



                                        OLSTEN NETWORK MANAGEMENT, INC.


                                        By:
                                               ---------------------------------
                                        Its:
                                               ---------------------------------
                                        Date:
                                               ---------------------------------

                         OLSTEN HEALTH SERVICES NETWORK
          SCHEDULE 1: TRADITIONAL HOME HEALTH FEE-FOR-SERVICE SCHEDULE
                                   PAGE 1 OF 2
                        EFFECTIVE DATE: FEBRUARY 1, 1999

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE BOTH VISIT AND HOURLY RATES.

Notes 1, 2, 3, 4, 5 and 6 apply                              AREA 1                AREA 2               AREA 3
                                                     --------------------- ---------------------- -----------------
                                                       VISIT      HOUR       VISIT       HOUR      VISIT    HOUR
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
CERTIFIED NURSES AIDE                                *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
HOME HEALTH AIDE                                     *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
LVN/LPN                                              *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
LVN/LPN - HIGH TECH                                  *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
PEDIATRIC HIGH TECH LVN/LPN                          *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
PEDIATRIC HIGH TECH RN                               *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
PEDIATRIC LVN/LPN                                    *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
PEDIATRIC RN                                         *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
RN                                                   *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
RN HIGH TECH INFUSION                                *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------
RN HIGH TECH OTHER                                   *          *          *          *           *        *
---------------------------------------------------- ---------- ---------- ---------- ----------- -------- --------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE BOTH VISIT RATES.

Notes 1, 3, 4, 5 and 7 apply                                AREA 1                AREA 2              AREA 3
                                                     --------------------- --------------------- ------------------
                                                       VISIT      HOUR       VISIT      HOUR      VISIT     HOUR
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
DIABETIC NURSE                                       *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
DIETITIAN                                            *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
ENTEROSTOMAL THERAPIST                               *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
MATERNAL CHILD HEALTH                                *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
MEDICAL SOCIAL WORKER                                *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
OCCUPATIONAL THERAPIST                               *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
OCCUPATIONAL THERAPIST ASSISTANT                     *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
PHLEBOTOMIST                                         *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
PHOTOTHERAPY PACKAGE SERVICE                         *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
PHYSICAL THERAPIST                                   *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
PHYSICAL THERAPIST ASSISTANT                         *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
PSYCHIATRIC NURSE                                    *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
REHABILITATION NURSE                                 *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
RESPIRATORY THERAPIST                                *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
RN ASSESSMENT, INITIAL                               *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
RN SKILLED NURSING ADMISSION VISIT                   *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
RN SKILLED NURSING VISIT-EXTENSIVE                   *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
SPEECH THERAPIST                                     *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICE HAS HOURLY ONLY RATES.

Notes 3, 4 and 5 apply                                      AREA 1                AREA 2              AREA 3
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
                                                       VISIT      HOUR       VISIT      HOUR      VISIT     HOUR
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------
HOMEMAKER                                            *          *          *          *          *        *
---------------------------------------------------- ---------- ---------- ---------- ---------- -------- ---------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICE IS PRICED ON A PER DIEM BASIS.

Notes 3, 4 and 5 apply                                      AREA 1                AREA 2              AREA 3
---------------------------------------------------- --------------------- --------------------- ------------------
                                                           PER DIEM              PER DIEM            PER DIEM
---------------------------------------------------- --------------------- --------------------- ------------------
COMPANION/LIVE IN                                             *                     *                    *
---------------------------------------------------- --------------------- --------------------- ------------------

NOTES:
1. Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, WHICH HAVE NO MAXIMUM DURATION).
2. Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.
3. CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.
4.       Above prices have no exclusions.
5. All services not listed above will be billed at cost plus * until rates are mutually established and become part of the fee schedule.
6. RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.
7. Respiratory therapist visit utilization/costs to be reported with HME/RT

*Confidential Treatment Requested.



                         OLSTEN HEALTH SERVICES NETWORK
               SCHEDULE 1: TRADITIONAL HOME HEALTH ZONE RATE AREAS
                                   PAGE 2 OF 2
                        EFFECTIVE DATE: FEBRUARY 1, 1999

                STATE                                RATE AREA                          RATE DESIGNATION
-------------------------------------------------------------------------------------------------------------------
               Alabama                                  LOW                                    3
-------------------------------------------------------------------------------------------------------------------
                Alaska                                  HIGH                                   1
-------------------------------------------------------------------------------------------------------------------
               Arizona                                 MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
               Arkansas                                 LOW                                    3
-------------------------------------------------------------------------------------------------------------------
              California                                HIGH                                   1
-------------------------------------------------------------------------------------------------------------------
               Colorado                                MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
             Connecticut                               MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
               Delaware                                 LOW                                    3
-------------------------------------------------------------------------------------------------------------------
         District of Columbia                           HIGH                                   1
-------------------------------------------------------------------------------------------------------------------
               Florida                                 MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
               Georgia                                 MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
                Hawaii                                  HIGH                                   1
-------------------------------------------------------------------------------------------------------------------
                Idaho                                   LOW                                    3
-------------------------------------------------------------------------------------------------------------------
               Illinois                                 HIGH                                   1
-------------------------------------------------------------------------------------------------------------------
               Indiana                                  LOW                                    3
-------------------------------------------------------------------------------------------------------------------
                 Iowa                                   LOW                                    3
-------------------------------------------------------------------------------------------------------------------
                Kansas                                  LOW                                    3
-------------------------------------------------------------------------------------------------------------------
               Kentucky                                 LOW                                    3
-------------------------------------------------------------------------------------------------------------------
              Louisiana                                MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
                Maine                                   LOW                                    3
-------------------------------------------------------------------------------------------------------------------
               Maryland                                MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
            Massachusetts                               HIGH                                   1
-------------------------------------------------------------------------------------------------------------------
               Michigan                                 LOW                                    3
-------------------------------------------------------------------------------------------------------------------
              Minnesota                                 LOW                                    3
-------------------------------------------------------------------------------------------------------------------
             Mississippi                                LOW                                    3
-------------------------------------------------------------------------------------------------------------------
               Missouri                                MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
               Montana                                  LOW                                    3
-------------------------------------------------------------------------------------------------------------------
               Nebraska                                 LOW                                    3
-------------------------------------------------------------------------------------------------------------------
                Nevada                                  LOW                                    3
-------------------------------------------------------------------------------------------------------------------
            New Hampshire                               LOW                                    3
-------------------------------------------------------------------------------------------------------------------
              New Jersey                               MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
              New Mexico                                LOW                                    3
-------------------------------------------------------------------------------------------------------------------
               New York                                MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
            North Carolina                             MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
             North Dakota                              MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
                 Ohio                                  MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
               Oklahoma                                 LOW                                    3
-------------------------------------------------------------------------------------------------------------------
                Oregon                                 MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania                              MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
             Rhode Island                              MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
            South Carolina                              LOW                                    3
-------------------------------------------------------------------------------------------------------------------
             South Dakota                               LOW                                    3
-------------------------------------------------------------------------------------------------------------------
              Tennessee                                MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
                Texas                                   HIGH                                   1
-------------------------------------------------------------------------------------------------------------------
                 Utah                                  MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
               Vermont                                  LOW                                    3
-------------------------------------------------------------------------------------------------------------------
               Virginia                                MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
              Washington                               MEDIUM                                  2
-------------------------------------------------------------------------------------------------------------------
            West Virginia                               LOW                                    3
-------------------------------------------------------------------------------------------------------------------
              Wisconsin                                 LOW                                    3
-------------------------------------------------------------------------------------------------------------------
               Wyoming                                  LOW                                    3
-------------------------------------------------------------------------------------------------------------------




                         OLSTEN HEALTH SERVICES NETWORK
           SCHEDULE 2: HOME INFUSION THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE: FEBRUARY 1, 1999

THE FOLLOWING HOME INFUSION THERAPY SERVICES RATES EXCLUDE DRUGS, DRUGS ARE PRICED AS A PERCENTAGE DISCOUNT OFF AWP (IF APPLICABLE), AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE THERAPIES.

                                                       PRIMARY OR            PRIMARY OR             PRIMARY OR
                                                    MULTIPLE THERAPY      MULTIPLE THERAPY       MULTIPLE THERAPY
                                                        PER DIEM           DISPENSING FEE     DRUG DISCOUNT OFF AWP
------------------------------------------------- ---------------------- -------------------- -----------------------
Ancillary Drugs                                                                   *                     *
------------------------------------------------- ---------------------- -------------------- -----------------------
Biological Response Modifiers                                                     *                     *
------------------------------------------------- ---------------------- -------------------- -----------------------
Cardiac (Inotropic) Therapy                                *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------
Chelation Therapy                                          *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------
Chemotherapy                                               *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------
Enteral Therapy                                            *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------
Enzyme Therapy                                             *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------
Growth Hormone                                                                    *                     *
------------------------------------------------- ---------------------- -------------------- -----------------------
IV Immune Globulin                                         *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------
Other Injectable Therapies                                                        *                     *
------------------------------------------------- ---------------------- -------------------- -----------------------
Other Infusion Therapies                                   *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------
Pain Management Therapy                                    *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------
Steroid Therapy                                            *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------
Thrombolytic (Anticoagulation) Therapy                     *                                            *
------------------------------------------------- ---------------------- -------------------- -----------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATE EXCLUDES DRUGS, DRUGS ARE PRICED AS A PERCENTAGE DISCOUNT OFF AWP, AND THERE IS A PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE ANTI-INFECTIVE THERAPIES.

                                                         PER DIEM                             DRUG DISCOUNT OFF AWP
------------------------------------------------- ------------------------------------------- -----------------------
Anti-Infectives - Primary Anti-Infective                   *                                            *
------------------------------------------------- ------------------------------------------- -----------------------
Anti-Infectives - Multiple Anti-Infective                  *                                            *
------------------------------------------------- ------------------------------------------- -----------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATE EXCLUDES DRUGS, DRUGS ARE PRICED PER VIAL, AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE THERAPIES.

                                                         PRIMARY OR
                                                      MULTIPLE THERAPY
                                                          PER DIEM                          COST OF DRUG
------------------------------------------------- ------------------------------------ -------------------------
Flolan Therapy                                             *
------------------------------------------------- ------------------------------------ -------------------------
     Flolan 0.5 mg vial                                                                        *
------------------------------------------------- ------------------------------------ -------------------------
     Flolan 1.5 mg vial                                                                        *
------------------------------------------------- ------------------------------------ -------------------------
     Flolan diluent vial                                                                       *
------------------------------------------------- ------------------------------------ -------------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICES RATES INCLUDE DRUGS, AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE THERAPIES.

                                                        PRIMARY OR
                                                     MULTIPLE THERAPY
                                                         PER DIEM
------------------------------------------------- ------------------------------------------- -----------------------
Enteral Therapy                                            *
------------------------------------------------- ------------------------------------------- -----------------------
Hydration Therapy                                          *
------------------------------------------------- ------------------------------------------- -----------------------
Total Parenteral Nutrition                                 *
------------------------------------------------- ------------------------------------------- -----------------------

NOTES:
1. Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.
2. Per Diems INCLUDING drugs include ALL costs - including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.
3. "DISPENSING FEE" is defined as per each time the drug is dispensed by the home infusion provider.
4. "PER DIEM" costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.
5. The per diem rate shall only be charged for those days the Participant receives medication.
6. For home infusion pharmaceuticals not listed on fee schedule, * will apply.

*Confidential Treatment Requested.        1/2




                         OLSTEN HEALTH SERVICES NETWORK
           SCHEDULE 2: HOME INFUSION THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE:. FEBRUARY 1, 1999

OTHER HOME INFUSION THERAPIES
------------------------------------------------------------ ---------------------------------------------------------
Blood Transfusion per Unit                                                                            *
------------------------------------------------------------ ---------------------------------------------------------
Catheter Care Per Diem                                                                              *
------------------------------------------------------------ ---------------------------------------------------------
Midline Insertion (Catheter & Supplies)                                                             *
------------------------------------------------------------ ---------------------------------------------------------
PICC Linie Insertion (Catheter & Supplies)                                                          *
------------------------------------------------------------ ---------------------------------------------------------

BLOOD PRODUCT
------------------------------------------------------------ ---------------------------------------------------------
Blood Product                                                                                              *
------------------------------------------------------------ ---------------------------------------------------------

FACTOR CONCENTRATES
------------------------------------------------------------ ---------------------------------------------------------
                                                                                                Unit Price
------------------------------------------------------------ ---------------------------------------------------------
Factor VIII (Recombinant)
------------------------------------------------------------ ---------------------------------------------------------
Recombinate                                                                                         *
------------------------------------------------------------ ---------------------------------------------------------
Kogenate or Helixate                                                                                *
------------------------------------------------------------ ---------------------------------------------------------
Bioclate                                                                                            *
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
Factor VIII (Monoclonal)
------------------------------------------------------------ ---------------------------------------------------------
Hemofil-M or A.R.C. Method M                                                                        *
------------------------------------------------------------ ---------------------------------------------------------
Monoclate P                                                                                         *
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
Factor VIII (Other)
------------------------------------------------------------ ---------------------------------------------------------
Koate                                                                                               *
------------------------------------------------------------ ---------------------------------------------------------
Humate                                                                                              *
------------------------------------------------------------ ---------------------------------------------------------
Alphanate SDHT                                                                                      *
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
Factor IX (Recombinant)
------------------------------------------------------------ ---------------------------------------------------------
BeneFix                                                                                             *
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
Factor IX (Monoclonal/High Purity)
------------------------------------------------------------ ---------------------------------------------------------
Mononine                                                                                            *
------------------------------------------------------------ ---------------------------------------------------------
Alphanine                                                                                           *
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
Factor IX (Other)
------------------------------------------------------------ ---------------------------------------------------------
Konyne - 80                                                                                         *
------------------------------------------------------------ ---------------------------------------------------------
Proplex T                                                                                           *
------------------------------------------------------------ ---------------------------------------------------------
Bebulin                                                                                             *
------------------------------------------------------------ ---------------------------------------------------------
Profilnine SD                                                                                       *
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
Anti-Inhibitor Complex
------------------------------------------------------------ ---------------------------------------------------------
Autoplex-T                                                                                          *
------------------------------------------------------------ ---------------------------------------------------------
Feiba-VH                                                                                            *
------------------------------------------------------------ ---------------------------------------------------------
Hyate-C                                                                                             *
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
HEMOSTATIC AGENTS
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
DDAVP - 10ml vial                                                                                       *
------------------------------------------------------------ ---------------------------------------------------------
Stimate - 2.5ml vial                                                                                    *
------------------------------------------------------------ ---------------------------------------------------------

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education and evaluation.

*Confidential Treatment Requested.        2/2


                         OLSTEN HEALTH SERVICES NETWORK
 SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE: FEBRUARY 1, 1999

HCPCS   CHC    OLSTEN                                                                             PURCHASE     RENTAL       DAILY
CODE    CODE   CODE                       DESCRIPTION                                               PRICE       PRICE       PRICE
-----   ----   ------ -----------------------------------------------------------------------     --------     ------       -----
A4660   DM590  2520   MONITOR, BLOOD PRESSURE (A4660) W/STETH & CUFF                                  *
A4670   DM570  2518   MONITOR, BLOOD PRESSURE (A4670), AUTOMATIC                                      *
B9000   DM590  2570   PUMP, ENTERAL (B9000)                                                           *           *
B9998   DM590  6828   ENTERAL SUPPLIES (B9998)                                                                                *
DM590   DM590  2522   CANNULA, NASAL                                                                  *
E0100   E0100  2020   CANE (E0100), ADJ OR FIX, W/TIP                                                 *
E0105   E0105  2021   CANE, QUAD (E0105) OR THREE PRONG, ADJ OR FIX, W/TIPS                           *
E0110   E0110  2028   CRUTCHES, FOREARM (E0110), ADJ OR FIX, PAIR, W/TIPS, GRIPS                      *
E0111   E0111  2023   CRUTCH FOREARM (E0111), ADJ OR FIX, EACH, W/TIP AND GRIPS                       *
E0112   E0112  2027   CRUTCHES UNDERARM, WOOD (E0112), ADJ OR FIX, PAIR, COMPLETE                     *
E0113   E0113  2025   CRUTCH UNDERARM, WOOD (E0113), ADJ OR FIX, EACH, COMPLETE                       *
E0114   E0114  2026   CRUTCHES UNDERARM, ALUM (E0114), ADJ OR FIX, PAIR, COMPLETE                     *
E0116   E0116  2024   CRUTCH UNDERARM, ALUM (E0116), ADJ OR FIX, EACH, COMPLETE                       *
E0130   E0130  2037   WALKER, RIGID (E0130) (PICKUP), ADJ OR FIX HEIGHT                               *
E0135   E0135  2036   WALKER, FOLDING (E0135) (PICKUP), ADJ OR FIX HEIGHT                             *
E0141   E0141  2040   WALKER, WHEELED (E0141), W/OUT SEAT                                             *
E0142   DM570  2034   RIGID WALKER (E0142), WHEELED, W/SEAT                                           *
E0143   E0143  2029   WALKER FOLDING, WHEELED (E0143), W/OUT SEAT                                     *
E0145   DM570  2039   WALKER (E0145), WHEELED, W/SEAT AND CRUTCH ATTACHMENTS                          *
E0146   DM570  2038   WALKER/ WHEELED, W/SEAT (E0146)                                                 *
E0147   DM570  2030   WALKER HVY DUTY (E0147), MULT BRAKING SYS. VAR WHEEL RESISTANCE                 *
E0153   E0153  2032   CRUTCH PLATFORM ATTACHMENT (E0153), FOREARM EA                                  *
E0154   E0154  2033   WALKER PLATFORM ATTACHMENT (0154), EA                                           *
E0155   E0155  2041   WALKER WHEEL ATTACHMENT (E0155), RIGID (PICKUP) WALKER                          *
E0156   DM570  2035   WALKER SEAT ATTACHMENT (E0156)                                                  *
E0157   E0157  2022   WALKER/ CRUTCH ATTACHMENT (E0157), EACH                                         *
E0158   E0158  2031   WALKER LEG EXTENSIONS (E0158)                                                   *
E0163   E0163  2047   COMMODE CHAIR, STATIONARY (E0163), W/FIX ARMS                                   *
E0164   DM570  2045   COMMODE CHAIR, MOBILE (E0164), W/FIX ARMS                                       *
E0165   E0165  2046   COMMODE CHAIR (E0165), STATIONARY, W/DETACH ARMS                                *
E0165   E0165  2591   COMMODE, XXWIDE (E0165)                                                         *
E0166   DM570  2044   COMMODE CHAIR (E0166), MOBILE, W/DETACH ARMS                                    *
E0167   E0167  2051   COMMODE CHAIR, PAIL OR PAN (E0167)                                              *
E0176   E0176  2142   CUSHION (E0176) OR AIR PRESSURE PAD, NON-POSITIONING                            *
E0176   E0176  2394   REPLACEMENT PAD (E0176) ALTERNATING PRESS                                       *
E0177   E0177  2224   CUSHION OR WATER PRESS PAD (E0177), NONPOSITIONING                              *
E0178   E0178  2160   CUSHION OR GEL PRESS PAD (E0178), NONPOSITIONING                                *
E0179   E0179  2154   CUSHION (E0179) OR DRY PRESSURE PAD, NONPOSITIONING                             *
E0180   E0180  2196   PUMP (E0180), ALTERNATING PRESSURES W/PAD                                       *           *
E0181   E0181  2197   PUMP (E0181), ALTERNATING PRESS W/PAD, HVY DUTY                                 *           *
E0184   E0184  2074   MATTRESS, DRY PRESSURE (E0184)                                                  *
E0185   E0185  2076   MATTRESS (E0185), GEL OR GEL-LIKE PRESSURE PAD                                  *
E0186   E0186  2064   MATTRESS, AIR PRESSURE (E0186)                                                  *
E0187   E0187  2099   MATTRESS, WATER PRESSURE (E0187)                                                *
E0188   DM570  2217   PAD, SYNTHETIC SHEEPSKIN (E0188)                                                *
E0189   DM570  2177   PAD, LAMBSWOOL SHEEPSKIN (E0189), ANY SIZE                                      *
E0192   E0192  2573   CUSHION, JAY FOR W/C (E0192)                                                    *           *
E0192   E0192  2572   CUSHION, ROHO FOR W/C (E0192)                                                   *           *
E0192   E0192  2178   PAD (E0192), LOW PRESS AND POSITIONING EQUALIZATION                             *           *
E0193   E0193  2098   MATTRESS, LOW AIR LOSS (E0193)                                                  *           *           *
E0194   DM570  2063   AIR FLUIDIZED BED (E0194)                                                                   *           *
E0196   E0196  2077   MATTRESS, GEL PRESSURE (E0196)                                                  *
E0197   E0197  2065   MATTRESS, AIR PRESSURE PAD (E0197)                                              *
E0198   E0198  2100   MATTRESS (E0198), WATER PRESSURE PAD                                            *
E0199   E0199  2075   MATTRESS, DRY PRESSURE PAD (E0199)                                              *
E0200   E0200  2228   HEAT LAMP (E0200), W/OUT STAND, INCL/BULB, OR INFRARED ELEMENT                  *
E0202   E0202  2229   PHOTOTHERAPY (BILIRUBIN) (E0202), LIGHT WIT                                                             *
E0202   E0202  2524   PHOTOTHERAPY, BILI BLANKET (E0202)                                                                      *
E0205   E0205  2227   HEAT LAMP (E0205), WITH STAND, INCL/BULB, OR INFRARED ELEMENT                   *
E0210   DM570  2156   HEATING PAD, STANDARD (E0210)                                                   *
E0215   DM570  2155   HEATING PAD (E0215), ELECTRIC, MOIST                                            *
E0218   DM570  2560   COLD THERAPY UNIT (E0218)                                                       *           *           *
E0235   DM570  2187   PARAFFIN BATH UNIT, PORT (E0235)                                                *
E0236   DM570  2199   PUMP (E0236) FOR WATER CIRCULATING PAD                                          *
E0237   DM570  2223   HEAT COLD WATER (E0237) CIRCULATING PAD W/PUMP                                  *
E0238   DM570  2179   HEATING PAD (E0238), MOIST, NON-ELECTRIC                                        *
E0241   DM570  2867   BATH TUB RAIL (E0241), WALL, L-SHAPE                                            *
E0241   DM570  2862   BATH TUB RAIL, WALL, 12" (E0241)                                                *
E0241   DM570  2863   BATH TUB RAIL, WALL, 16" (E0241)                                                *

* Confidential Treatment Requested

                                      1/5


                         OLSTEN HEALTH SERVICES NETWORK
 SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE: FEBRUARY 1, 1999

HCPCS   CHC    OLSTEN                                                                             PURCHASE     RENTAL       DAILY
CODE    CODE   CODE                       DESCRIPTION                                               PRICE       PRICE       PRICE
-----   ----   ------ -----------------------------------------------------------------------     --------     ------       -----
E0241   DM570  2864   BATH TUB RAIL, WALL, 18" (E0241)                                                *
E0241   DM570  2865   BATH TUB RAIL, WALL, 24" (E0241)                                                *
E0241   DM570  2866   BATH TUB RAIL, WALL, 36" (E0241)                                                *
E0241   DM570  2043   BATH TUB RAIL, WALL, UNSPECIFIED SIZE                                           *
E0242   DM570  2042   BATH TUB RAIL, FLOOR BASE (E0242)                                               *
E0243   DM570  2056   TOILET RAIL, EACH (E0243)                                                       *
E0244   E0244  2587   TOILET SEAT (E0244) RAISED WITH ARMS                                            *
E0244   E0244  2052   TOILET SEAT, RAISED (E0244)                                                     *
E0245   DM570  2575   BATH BENCH WITH BACK (E0245)                                                    *
E0245   DM570  2058   BATH TUB STOOL OR BENCH (E0245)                                                 *
E0245   DM570  2578   TRANSFER BENCH, NON-PADDED (E0245)                                              *
E0245   DM570  2577   TRANSFER BENCH, PADDED (E0245)                                                  *
E0246   DM570  2057   TRANSFER TUB RAIL (E0256), ATTACHMENT                                           *
E0249   DM570  2186   HEAT UNIT (E0249), WATER CIRCULATING PAD                                        *
E0255   E0255  2090   HOSP BED (E0255), VAR HEIGHT, HI-LO, W/SIDE RAILS, W/MATTRESS                   *           *
E0256   E0256  2091   HOSP BED (E0256), VAR HEIGHT, HI-LO, W/SIDE RAILS, W/O MATTRESS                 *           *
E0260   E0260  2083   HOSP BED (E0260), SEMI-ELEC, W/SIDE RAILS, W/MATTRESS                           *           *
E0261   E0261  2084   HOSP BED (E0261), SEMI-ELEC, W/SIDE RAILS, W/OUT MATTRESS                       *           *
E0265   E0265  2086   HOSP BED (E0265), TOTAL ELEC, W/SIDE RAILS, W/MATTRESS                          *           *
E0266   E0266  2087   HOSP BED (E0266), TOTAL ELEC, W/SIDE RAILS, W/OUT MATTRESS                      *           *
E0271   E0271  2096   MATTRESS, INNERSPRING (E0271)                                                   *
E0272   E0272  2095   MATTRESS, FOAM RUBBER (E0272)                                                   *
E0273   DM570  2068   BED BOARD (E0273)                                                               *
E0274   DM570  2097   OVER-BED TABLE (E0274)                                                          *
E0275   E0275  2071   BED PAN, STANDARD (E0275), METAL OR PLASTIC                                     *
E0276   E0276  2070   BED PAN, FRACTURE (E0276), METAL OR PLASTIC                                     *
E0277   E0277  2066   MATTRESS (E0277), ALTERNATING PRESSURE                                          *           *
E0280   DM570  2069   BED CRADLE, ANY TYPE (E0280)                                                    *
E0292   E0292  2092   HOSP BED (E0292), VAR HEIGHT, HI-LO, W/OUT S/RAILS, W/MATTRESS                  *           *
E0293   E0293  2093   HOSP BED (E0293), VAR HEIGHT, HI-LO, NO SIDE RAILS, NO MATTRESS                 *           *
E0294   E0294  2085   HOSP BED (E0294), SEMI-ELEC, W/OUT SIDE RAILS, W/MATTRESS                       *           *
E0295   E0295  2094   HOSP BED (E0295), SEMI-ELEC, W/OUT SIDE RAILS, W/OUT MATTRESS                   *           *
E0296   E0296  2089   HOSP BED (E0296), TOTAL ELEC, W/OUT SIDE RAILS, W/OUT MATTRESS                  *           *
E0297   E0297  2088   HOSP BED (E0297), TOTAL ELEC, W/OUT SIDE RAILS, W/MATTRESS                      *           *
E0305   E0305  2073   BED SIDE RAILS (E0305), HALF LENGTH                                             *
E0310   E0310  2072   BED SIDE RAILS (E0310), FULL LENGTH                                             *
E0315   DM570  2067   BED ACCESSORIES:  BOARDS OR TABLES, ANY TYPE                                    *
E0325   E0325  2060   URINAL:  MALE (E0325), JUG-TYPE, ANY MATERIAL                                   *
E0326   E0326  2059   URINAL:  FEMALE (E0326), JUG-TYPE, ANY MATERIAL                                 *
E0410   E0410  2369   O2 CONTENTS, LIQUID (E0410), PER POUND                                          *
E0416   E0416  2371   O2 REFILL FOR PORT (E0416) GAS SYSTEM ONLY, UP TO 23 CUBIC FEET                 *
E0424   E0424  2385   O2 SYS STATIONARY (E0424) COMPR GAS, RENT                                                   *
E0430   E0430  2374   O2 SYS PORT GAS, PURCH (E0430)                                                  *
E0431   E0431  2375   O2 SYS PORT GAS, RENT (E0431)                                                               *
E0431   DM570  2574   O2 SYSTEM, LIGHTWEIGHT (E0431)                                                  *           *
E0434   E0434  2377   O2 SYS PORT LIQUID, RENT (0434)                                                             *
E0435   E0435  2376   O2 SYS PORT LIQUID, PURCH (E0435)                                               *
E0439   E0439  2388   O2 SYS STATIONARY (E0439) LIQUID, RENT                                                      *
E0440   E0440  2387   O2 SYS STATIONARY (E0440) LIQUID, PURCH                                         *
E0443   E0443  2869   O2 CONTENTS, H/K CYLINDER (E0443), 200-300 CUBIC FT                             *
E0444   E0444  2379   O2 CONTENTS, PORT LIQUID (E0444), PER UNIT (1 UNIT = 1 LB.)                     *
E0450   E0450  2392   VENTILATOR VOLUME (E0450), STATIONARY OR PORT                                   *           *
E0452   E0452  2332   BILEVEL INTERMITTENT (E0452) ASSIST DEVICE (BIPAP)                              *           *
E0453   E0453  2390   VENTILATOR THERAPEUTIC (E0453); FOR USE 12 HOURS OR LESS PER DAY                *           *
E0455   E0455  2372   O2 TENT (E0455), EXCLUDING GROUP OR PEDIATRIC TENTS                             *           *
E0457   E0457  2323   CHEST SHELL (CUIRASS) (E0457)                                                   *           *
E0459   E0459  2324   CHEST WRAP (E0459)                                                              *           *
E0460   E0460  2339   VENTILATOR (E0460), NEGATIVE PRESSURE, PORTABLE STATIONARY                      *           *
E0480   DM570  2373   PERCUSSOR (E0480), ELEC OR PNEUM. HOME MODEL                                    *           *
E0500   E0500  2333   IPPB, W/BUILT-IN NEB (E0500) MAN OR AUTO VALVES, INT EXT POWER                  *           *
E0550   E0550  2328   HUMIDIFIER (E0550) DURABLE FOR EXTENSIV SUP/HUMID W/IPPB OR O2                  *           *
E0555   E0555  2330   HUMIDIFIER (E0555), DURABLE, GLASS, FOR USE W/REG OR FLOWMETER                  *
E0565   E0565  2325   COMPRESSOR, AIR POWER (E0565)                                                   *           *
E0570   E0570  2336   NEBULIZER, W/COMPRESSOR (E0570)                                                 *
E0575   DM570  2571   NEBULIZER (E0575), ULTRASONIC, AC/DC                                            *           *
E0575   DM570  2338   NEBULIZER; ULTRASONIC (E0575)                                                   *           *
E0585   E0585  2337   NEBULIZER (E0585), W/COMPRESSOR AND HEATER                                      *           *
E0600   E0600  2389   SUCTION PUMP (E0600), HOME MODEL, PORT                                          *           *
E0601   E0601  2326   CONTINUOUS POSITIVE (E0601) AIRWAY PRESSURE DEVICE (CPAP)                       *           *

* Confidential Treatment Requested

                                      2/5


                         OLSTEN HEALTH SERVICES NETWORK
 SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE: FEBRUARY 1, 1999

HCPCS   CHC    OLSTEN                                                                             PURCHASE     RENTAL       DAILY
CODE    CODE   CODE                       DESCRIPTION                                               PRICE       PRICE       PRICE
-----   ----   ------ -----------------------------------------------------------------------     --------     ------       -----
E0605   DM570  2391   VAPORIZER, ROOM TYPE (E0605)                                                    *
E0606   DM570  2380   POSTURAL DRAINAGE BOARD (E0606)                                                 *
E0607   E0607  6874   MONITOR, B/GLUCOSE (E0607) ACCUCHEK AD                                          *
E0607   E0607  2164   MONITOR, BLOOD GLUCOSE (E0607)                                                  *
E0608   E0608  2322   APNEA MONITOR (E0608)                                                           *           *
E0608   E0608  2576   APNEA MONITOR (E0608) W/MEM (INCL SMART)                                        *           *
E0609   E0609  2146   MONITOR, BLOOD GLUCOSE (E0609) W/SPECIAL FEATURES                               *
E0621   DM570  2215   PATIENT LIFT (E0621), SLING OR SEAT, CANVAS OR NYLON                            *
E0625   DM570  2191   PATIENT LIFT (E0625), KARTOP, BATHROOM OR TOILET                                *
E0627   E0627  4553   HIP CHAIR (E0627)                                                               *           *
E0627   DM570  2395   SEAT LIFT CHAIR/MOTORIZED (E0627)                                               *
E0627   DM570  2205   SEAT LIFT MECH (E0627) INCORPORATED INTO A COMB LIFT-CHAIR MECH                 *
E0630   DM570  2190   PATIENT LIFT, HYDRAULIC (E0630), W/SEAT OR SLING                                *           *
E0635   DM570  2189   PATIENT LIFT (E0635), ELEC W/SEAT OR SLING                                      *
E0650   E0650  2192   PNEUM COMPRESSOR (E0650), NON-SEG HOME MODEL                                    *           *
E0651   E0651  2194   PNEUM COMPRESSOR (E0651), SEG HOME MODEL W/OUT CALIB GRAD PRES                  *           *
E0652   E0652  2193   PNEUM COMPRESSOR (E0652), SEG HOME MODEL W/CALIB GRAD PRES                      *           *
E0655   E0655  2182   PNEUM COMPRESSOR (E0655), NON-SEG APPLIANCE, HALF ARM                           *
E0660   E0660  2181   PNEUM COMPRESSOR (E0660), NON-SEG APPLIANCE, FULL LEG                           *
E0665   E0665  2180   PNEUM COMPRESSOR (E0665), NON-SEG APPLIANCE, FULL ARM                           *
E0666   E0666  2183   PNEUM COMPRESSOR (E0666), NON-SEG APPLIANCE, HALF LEG                           *
E0667   E0667  2210   PNEUM APPLIANCE (E0667), SEG, FULL LEG                                          *
E0668   E0668  2209   PNEUM APPLIANCE (E0668), SEG, FULL ARM                                          *
E0669   E0669  2212   PNEUM APPLIANCE (E0669), SEG, HALF LEG                                          *
E0670   E0670  2211   PNEUM APPLIANCE (E0670), SEG, HALF ARM                                          *
E0671   E0671  2207   PNEUM APPLIANCE (E0671), SEG GRAD PRESS, FULL LEG                               *
E0672   E0672  2206   PNEUM APPLIANCE (E0672), SEG GRAD PRESS, FULL ARM                               *
E0673   E0673  2208   PNEUM APPLIANCE (E0673), SEG GRAD PRESS, HALF LEG                               *
E0690   DM570  2221   ULTRAVIOLET CABINET (E0690), APPROPRIATE FOR HOME USE                           *
E0700   DM570  2204   SAFETY EQUIP (E0700) (E.G., BELT, HARNESS OR VEST)                              *
E0710   DM570  2202   RESTRAINTS (E0710), ANY TYPE (BODY, CHEST, WRIST OR ANKLE)                      *
E0720   E0720  2219   TENS (E0720), TWO LEAD, LOCALIZED STIMULATION                                   *           *
E0730   E0730  2218   TENS (E0730), FOUR LEAD, LARGER AREA/MULTIPLE NERVE STIMULATION                 *           *
E0731   E0731  2159   TENS OR NMES (E0731), CONDUCTIVE GARMENT                                        *
E0744   E0744  2120   STIMULATOR (E0744), NEUROMUSCULAR FOR SCOLIOSIS                                 *           *
E0745   E0745  2121   STIMULATOR (E0745), NEUROMUSCULAR, ELECTRONIC SHOCK UNIT                        *           *
E0745   E0745  6915   STIMULATOR (E0745), NEUROMUSCULAR, FOUR CH                                      *           *
E0746   DM570  2109   ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE                              *           *
E0747   DM570  2122   STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE                                    *
E0748   DM570  2124   STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL APPLICATIONS                *
E0755   DM570  2157   STIMULATOR (E0755), ELECTRONIC SALIVARY REFLEX, NON INVASIVE                    *
E0776   E0776  2175   IV POLE (E0776)                                                                 *           *
E0784   E0784  2158   PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN                         *
E0784   E0784  6771   PUMP (E0784), INSULIN EXT INFUSION DISETRONICS                                  *
E0840   E0840  2133   TRACTION FRAME (E0840), ATTACH TO HEADBOARD, CERVICAL TRACTION                  *
E0850   E0850  2134   TRACTION STAND (E0850), FREE STANDING, CERVICAL TRACTION                        *           *
E0860   E0860  2130   TRACTION EQUIP (E0860), OVERDOOR, CERVICAL                                      *
E0870   E0870  2131   TRACTION FRAME (E0870), ATTACH TO FOOTBOARD, EXTREMITY, BUCKS                   *           *
E0880   E0880  2135   TRACTION STAND (E0880) FREE/STAND EXTREMITY TRACTION, EG, BUCK'S                *           *
E0890   E0890  2132   TRACTION FRAME (E0890), ATTACH TO FOOTBOARD, PELVIC TRACTION                    *           *
E0900   E0900  2136   TRACTION STAND (E0900) FREE/STAND PELVIC TRACTION (EG. BUCK'S)                  *           *
E0910   E0910  2138   TRAPEZE BARS (E0910), A/K/A PT HELPER, ATTACH TO BED W/GRAB BAR                 *           *
E0920   E0920  2111   FRACTURE FRAME (E0920), ATTACH TO BED, INCLUDING WEIGHTS                        *           *
E0935   E0935  2125   PASSIVE MOTION (E0935) EXERCISE DEVICE                                                                  *
E0935   E0935  2859   PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE                                                           *
E0935   E0935  2860   PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW                                                           *
E0935   E0935  2857   PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND                                                            *
E0935   E0935  2858   PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER                                                        *
E0935   E0935  2861   PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST                                                           *
E0940   E0940  2137   TRAPEZE BAR (E0940), FREE STANDING, COMPLETE W/GRAB BAR                         *           *
E0941   E0941  2116   TRACTION DEVICE (E0941), GRAVITY ASSISTED                                       *           *
E0942   E0942  2101   HARNESS/HALTER (E0942), CERVICAL HEAD                                           *
E0944   E0944  2126   HARNESS (E0944), PELVIC BELT, BOOT                                              *
E0945   DM570  2110   HARNESS (E0945), EXTREMITY BELT                                                 *
E0946   E0946  2115   FRACTURE, FRAME (E0946), DUAL W/CROSS BARS, ATTACH TO BED                       *           *
E0947   E0947  2113   FRACTURE FRAME (E0947), ATTACHMENTS FOR COMPLEX PELVIC TRACTION                 *           *
E0948   E0948  2112   FRACTURE FRAME (E0948) ATTACHMENTS FOR COMPLEX CERVICAL TRACTION                *           *
E0950   DM570  2139   TRAY (E0950)                                                                    *

* Confidential Treatment Requested.


                                      3/5


                         OLSTEN HEALTH SERVICES NETWORK
 SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE: FEBRUARY 1, 1999

HCPCS   CHC    OLSTEN                                                                             PURCHASE     RENTAL       DAILY
CODE    CODE   CODE                       DESCRIPTION                                               PRICE       PRICE       PRICE
-----   ----   ------ -----------------------------------------------------------------------     --------     ------       -----
E0958   E0958  2307   W/C PART ATTACHMENT (E0958) TO CONVERT ANY W/C TO ONE ARM DRIVE                 *
E0959   E0959  2237   W/C PART AMPUTEE ADAPTER (E0959) (COMPENSATE FOR TRANS OF WEIGHT)               *
E0962   E0962  2232   CUSHION FOR WC 1" (E0962)                                                       *
E0963   E0963  2233   CUSHION FOR WC 2" (E0963)                                                       *
E0964   E0964  2234   CUSHION FOR WC 3" (E0964)                                                       *
E0965   E0965  2235   CUSHION FOR WC 4" (E0965)                                                       *
E0972   DM570  2230   TRANSFER BOARD OR DEVICE (E0972)                                                *
E0977   E0977  2317   CUSHION, WEDGE FOR W/C (E0977)                                                  *
E0978   E0978  2248   BELT, SAFETY (E0978) W/AIRPLANE BUCKLE, W/C                                     *
E0979   DM570  2249   BELT, SAFETY (0979) W/VELCRO CLOSURE, W/C                                       *
E0980   DM570  2292   SAFETY VEST (E0980), W/C                                                        *
E1031   E1031  2291   ROLLABOUT CHAIR (E1031), W/CASTORS 5" OR GREATER                                *           *
E1050   E1050  2260   W/C FULL/REC (E1050), FIX ARMS, SWING AWAY DETACH ELEV LEG RESTS                *           *
E1060   E1060  2259   W/C FULL/REC (E1060), DETACH ARMS, SWING AWAY DETACH FOOTREST                   *           *
E1065   E1065  2287   W/C POWER ATTACHMENT (E1065)                                                    *
E1066   E1066  2247   BATTERY CHARGER (E1066)                                                         *
E1069   E1069  2255   BATTERY, DEEP CYCLE (E1069)                                                     *
E1070   E1070  2258   W/C FULL/REC (E1070), DETACH ARMS, SWING AWAY DET/ELEV LEG RESTS                *           *
E1083   E1083  2263   W/C HEMI (E1083), FIX ARMS, SWING AWAY DETACHABLE ELEV LEG REST                 *           *
E1084   E1084  2262   W/C HEMI (E1084), DETACH ARMS, SWING AWAY DETACH ELEV LEG RESTS                 *           *
E1085   E1085  2264   W/C HEMI (E1085), FIX ARMS, SWING AWAY DETACHABLE FOOT RESTS                    *           *
E1086   E1086  2261   W/C HEMI (E1086), DETACH ARMS, SWING AWAY DETACH FOOTRESTS                      *           *
E1087   E1087  2265   W/C HI STRENGTH LT-WT (E1087), FIX ARMS, S/AWAY ELEV LEG RESTS                  *           *
E1088   E1088  2268   W/C HI STRENGTH LT-WGT (E1088), D/ARMS, S/AWAY ELEV LEG RESTS                   *           *
E1089   E1089  2266   W/C HI STRENGTH LT-WGT (E1089), FIX ARMS, S/AWAY DETACH FOOTREST                *           *
E1090   E1090  2267   W/C HI STRENGTH LT-WG (E1090), DETACH ARMS, S/AWAY D/FOOTRESTS                  *           *
E1091   E1091  2321   W/C YOUTH, ANY TYPE (E1091)                                                     *           *
E1092   E1092  2319   W/C WIDE HVY DUTY (E1092), DETACH ARMS S/AWAY DETACH ELEVAT LEGS                *           *
E1093   E1093  2320   W/C WIDE HVY DUTY (E1093), DETACH ARMS S/AWAY DETACH FOOTRESTS                  *           *
E1100   E1100  2296   W/C SEMI-RECLINING (E1100), SWING AWAY DETACH ELEV LEG RESTS                    *           *
E1110   E1110  2295   W/C/ SEMI-RECLINING (E1110), DETACH ARMS ELEV LEG REST                          *           *
E1130   E1130  2303   W/C STANDARD (E1130), FIX OR SWING AWAY DETACH FOOTRESTS                        *           *
E1140   E1140  2313   W/C (E1140), DETACH ARMS SWING AWAY DETACH FOOTRESTS                            *           *
E1150   E1150  2314   W/C (E1150), DETACH ARMS, SWING AWAY DETACH ELEVAT LEGRESTS                     *           *
E1160   E1160  2315   W/C (E1160), W/FIX ARMS, SWING AWAY DETACH ELEVAT LEGRESTS                      *           *
E1160   E1160  2396   W/C (E1160), W/FIX ARMS REMOVABLE FOOTRESTS                                     *           *
E1170   E1170  2241   W/C AMPUTEE (E1170), FIX ARMS, SWING AWAY DETACH ELEV LEGRESTS                  *           *
E1171   E1171  2242   W/C AMPUTEE (E1171), FIX ARMS, W/OUT FOOTRESTS OR LEGREST                       *           *
E1172   E1172  2240   W/C AMPUTEE (E1172), DETACH ARMS W/OUT FOOTRESTS OR LEGREST                     *           *
E1180   E1180  2239   W/C AMPUTEE (E1180), DETACH ARMS SWING AWAY DETACH FOOTRESTS                    *           *
E1190   E1190  2238   W/C AMPUTEE (E1190), DETACH ARMS SWING AWAY DETACH ELEV LEGRESTS                *           *
E1195   E1195  2273   W/C HVY DUTY (E1195), FIX ARMS, SWING AWAY DETACH ELEV LEGRESTS                 *           *
E1200   E1200  2243   W/C AMPUTEE (E1200), FIX FULL LENGTH ARMS, S/AWAY D/FOOTREST                    *           *
E1210   E1210  2281   W/C MOTORIZED (E1210), FIX ARMS, S/AWAY DETACH ELEV LEG RESTS                   *           *
E1211   E1211  2279   W/C MOTORIZED (E1211), DETACH ARMS, S/AWAY DETACH FOOT RESTS                    *           *
E1212   E1212  2282   W/C MOTORIZED (E1212), FIX ARMS, SWING AWAY DETACH FOOT RESTS                   *           *
E1213   E1213  2280   W/C MOTORIZED (E1213), DETACH ARMS S/AWAY, DETACH ELEV LEG REST                 *           *
E1220   E1220  2551   W/C CUSTOM (E1220)                                                              *
E1220   E1220  2579   W/C XXWIDE (E1220)                                                              *                       *
E1230   E1230  2288   SCOOTER (E1230), THREE OR 4 WHEEL                                               *           *
E1240   E1240  2276   W/C LT-WGT (E1240), DETACH ARMS SWING AWAY DETACH, ELEV LEGREST                 *           *
E1250   E1250  2278   W/C LT-WGT (E1250), FIX ARMS, SWING AWAY DETACH FOOTREST                        *           *
E1260   E1260  2275   W/C LT-WGT (E1260), DETACH ARMS SWING AWAY DETACH FOOTREST                      *           *
E1270   E1270  2277   W/C LT-WGT (E1270), FIX ARMS, SWING AWAY DETACH ELEV LEGRESTS                   *           *
E1280   E1280  2270   W/C HVY DUTY (E1280), DETACH ARMS ELEV LEGRESTS                                 *           *
E1285   E1285  2274   W/C HVY DUTY (E1285), FIX ARMS, SWING AWAY DETACH FOOTREST                      *           *
E1290   E1290  2271   W/C HVY DUTY (E1290), DETACH ARMS SWING AWAY DETACH FOOTREST                    *           *
E1295   E1295  2272   W/C HVY DUTY (E1295), FIX ARMS, ELEV LEGREST                                    *           *
E1300   DM570  2062   WHIRLPOOL (E1300), PORT (OVERTUB TYPE)                                          *
E1310   DM570  2061   WHIRLPOOL (E1310), NON-PORT (BUILT-IN TYPE)                                     *
E1353   E1353  2381   02 REGULATOR (E1353)                                                            *           *
E1355   E1355  2384   CYLINDER STAND/RACK (E1355)                                                     *
E1372   E1372  2331   IMMERSION EXT HEATER (E1372) FOR NEBULIZER                                      *           *
E1375   E1375  2334   NEBULIZER PORT (E1375) W/SMALL COMPRESSOR, W/LIMITED FLOW                       *
E1399   DM570  2568   ADAPTER, AC/DC (E1399)                                                          *
E1399   E1399  2586   APNEA MONITOR DOWNLOAD (E1399)                                                  *                       *
E1399   DM570  2552   BATH LIFT (E1399), CUSTOM                                                       *
E1399   DM570  2563   BED WEDGE (E1399), 12"                                                          *
E1399   DM570  2856   BEDROOM EQUIPMENT (E1399), CUSTOM                                               *

* Confidential Treatment Requested

                                      4/5


                         OLSTEN HEALTH SERVICES NETWORK
 SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE: FEBRUARY 1, 1999

HCPCS   CHC    OLSTEN                                                                             PURCHASE     RENTAL       DAILY
CODE    CODE   CODE                       DESCRIPTION                                               PRICE       PRICE       PRICE
-----   ----   ------ -----------------------------------------------------------------------     --------     ------       -----
E1399   DM570  2525   BREAST PUMP, ELECTRIC (E1399)                                                   *           *
E1399   DM570  2581   BREAST PUMP, INSTITUTIONAL (E1399)                                              *
E1399   E1399  2580   BREAST PUMP, MANUAL (E1399)                                                     *
E1399   DM570  2593   COLD THERAPY UNIT, PAD (E1399)                                                  *
E1399   E1399  2565   COMMODE (E1399), DROP ARM, HEAVY DUTY                                           *
E1399   E1399  2582   COMPRESSION PUMP BOOT (E1399)                                                   *
E1399   E1399  2583   COMPRESSION PUMP, FOOT (E1399)                                                              *
E1399   E1399  2327   DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS                                    *
E1399   E1399  2584   GERI CHAIR (E1399), THREE POSITION RECLINING                                                *
E1399   DM570  6780   HOLTER MONITOR (G0004)                                                                      *
E1399   E1399  2590   HOSP BED (E1399), ELECTRIC, XLONG, W/MATTRESS & SIDE RAILS                      *           *
E1399   E1399  2569   HUMIDIFIER (E1399), HEATED                                                      *           *
E1399   E1399  2868   LAMP, ULTRAVIOLET (E1399)                                                       *
E1399   DM570  2588   MONITOR (E1399), VITAL SIGNS                                                                *
E1399   DM570  2529   O2 ANALYZER (E1399)                                                             *           *
E1399   DM570  2594   O2 CONSERVATION DEVICE (E1399)                                                  *           *
E1399   DM570  6775   OXIMETRY SPOT CHECK (E1399)                                                                             *
E1399   DM570  2555   PATIENT LIFT, CUSTOM (E1399)                                                    *
E1399   DM570  2561   PEAK FLOW METER (E1399)                                                         *
E1399   E1399  4559   PEDIATRIC WALKER (E1399)                                                        *
E1399   DM570  2567   PNEUMOGRAM (E1399)                                                              *
E1399   E1399  2553   POSITIONING, CUSTOM (E1399)                                                     *
E1399   E1399  2526   PULSE OXIMETER (E1399)                                                          *           *
E1399   E1399  2527   PULSE OXIMETER W/PROBE (E1399)                                                  *           *
E1399   DM570  2562   SHOWER, HAND HELD (E1399)                                                       *
E1399   DM570  2592   SLEEP STUDY, ADULT (E1399)                                                      *
E1399   DM570  2855   THERAPY EQUIPMENT, CUSTOM (E1399)                                               *
E1399   DM570  6774   THERAPY PERCUSSION VEST                                                         *           *
E1399   E1399  2564   WALKER (E1399), HEAVY DUTY, EXTRA WIDE                                          *
E1399   E1399  2585   WALKER (E1399), HEMI                                                            *
E1399   E1399  6873   WOUND SUCTION DEVICE                                                                                    *
E1400   E1400  2361   O2 CONC (E1400), MANUF SPEC MAX FLOW RATE = 2 LTS PER MIN @85%                  *           *
G0015   DM590  6779   CARDIAC EVENT MONITOR (G0015)                                                               *
K0163   DM590  3713   ERECTION SYSTEM, VACUUM (K0163)                                                 *
K0183   DM590  2516   CPAP MASK (K0183)                                                               *
K0184   DM590  2515   NASAL PILLOWS/SEALS (K0184) REPLACEMENT FOR NASAL APP/DVC, PAIR                 *
K0185   DM590  2514   HEADGEAR (K0185), USED WITH CPAP DEVICE                                         *
K0186   DM590  2513   CHIN STRAP (K0186) USED WITH CPAP DEVICE                                        *
K0187   DM590  2512   TUBING (K0187), USED WITH CPAP DEVICE                                           *
K0188   DM590  2511   FILTER (K0188), DISPOSABLE, USED WITH CPAP DEVICE                               *
K0189   DM590  2510   FILTER (K0189), NON-DISPOSABLE, USED WITH CPAP DEVICE                           *
K0268   DM590  2509   HUMIDIFIER (K0258), USED WITH CPAP DEVICE                                       *
K0413   DM590  6889   MATTRESS (K0413), NONPOWERED EQUIVALENT                                                     *

The following may be charged under extraordinary circumstances:

E1399   E1399  4551   LABOR/SERVICE/SHIPPING CHARGES                                              *
E1399   E1399  2731   SHIPPING AND HANDLING FEES                                                  *

The following may be charged if over and above routine on rental equipment:

E1350   E1350  2382   REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF A TECH             *
E1340   E1340  2554   W/C REPAIRS (E1340)                                                         *
E1399   E1399  4552   MISCELLANEOUS SUPPLIES                                                      *                           *
E1399   E1399  2589   REPAIR (E1399), RESPIRATORY EQUIPMENT                                       *
E1399   E1399  4561   RESPIRATORY SUPPLIES (A4618)                                                *                           *
E1399   E1399  4549   TENS/APNEA SUPPLIES                                                         *                           *

NOTES:

1. Whether rental or purchase, rates include all shipping, labor and set-up.

2. If item is rented, rates include all supplies to enable the equipment to function effectively, with the exception of supplies for CPAP, BIPAP, Ventilators, Suction, Enteral Pumps and CPM. Such exception supplies will be billed at cost plus *

3.       If item is rented, rates include repair and maintenance costs.

4. If item is purchased, supplies, repair and maintenance will be billed at cost plus *

5. All equipment not listed above will be billed at cost plus * until rates are mutually established and become part of the fee schedule.

6.       Rates effective through 12/31/99.

* Confidential Treatment Requested
                                      5/5

                         OLSTEN HEALTH SERVICE NETWORK
SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                       EFFECTIVE DATE: FEBRUARY 1, 1999

E0241    DM570   2867     BATH TUB RAIL (E0241), WALL, L-SHAPE                                         *
E0241    DM570   2862     BATH TUB RAIL, WALL, 12" (E0241)                                        *
E0241    DM570   2863     BATH TUB RAIL, WALL, 16" (E0241)                                        *
E0241    DM570   2864     BATH TUB RAIL, WALL, 18" (E0241)                                        *
E0241    DM570   2865     BATH TUB RAIL, WALL, 24" (E0241)                                        *
E0241    DM570   2866     BATH TUB RAIL, WALL, 36" (E0241)                                        *
E0241    DM570   2043     BATH TUB RAIL, WALL, UNSPECIFIED SIZE                                   *
E0242    DM570   2042     BATH TUB RAIL, FLOOR BASE (E0242)                                       *
E0243    DM570   2056     TOILET RAIL, EACH (E0243)                                               *
E0244    E0244   2587     TOILET SEAT (E0244) RAISED WITH ARMS                                    *
E0244    E0244   2052     TOILET SEAT, RAISED (E0244)                                             *
E0245    DM570   2575     BATH BENCH WITH BACK (E0245)                                            *
E0245    DM570   2058     BATH TUB STOOL OR BENCH (E0245)                                         *
E0245    DM570   2578     TRANSFER BENCH, NON-PADDED (E0245)                                      *
E0245    DM570   2577     TRANSFER BENCH, PADDED (E0245)                                          *
E0246    DM570   2057     TRANSFER TUB RAIL (E0256), ATTACHMENT                                   *
E0249    DM570   2186     HEAT UNIT (E0249), WATER CIRCULATING PAD                                *
E0255    E0255   2090     HOSP BED (E0255), VAR HEIGHT, HI-LO, W/SIDE RAILS, W/MATTRESS           *             *
E0256    E0256   2091     HOSP BED (E0256), VAR HEIGHT, HI-LO, W/SIDE RAILS, W/O MATTRESS         *             *
E0260    E0260   2083     HOSP BED (E0260), SEMI-ELEC, W/SIDE RAILS, W/MATTRESS                   *             *
E0261    E0261   2084     HOSP BED (E0261), SEMI-ELEC, W/SIDE RAILS, W/OUT MATTRESS               *             *
E0265    E0265   2086     HOSP BED (E0265), TOTAL ELEC, W/SIDE RAILS, W/MATTRESS                  *             *
E0266    E0266   2087     HOSP BED (E0266), TOTAL ELEC, W/SIDE RAILS, W/OUT MATTRESS              *             *
E0271    E0271   2096     MATTRESS, INNERSPRING (E0271)                                           *
E0272    E0272   2095     MATTRESS, FOAM RUBBER (E0272)                                           *
E0273    DM570   2068     BED BOARD (E0273)                                                       *
E0274    DM570   2097     OVER-BED TABLE (E0274)                                                  *
E0275    E0275   2071     BED PAN, STANDARD (E0275), METAL OR PLASTIC                             *
E0276    E0276   2070     BED PAN, FRACTURE (E0276), METAL OR PLASTIC                             *
E0277    E0277   2066     MATTRESS (E0277), ALTERNATING PRESSURE                                  *                  *
E0280    DM570   2069     BED CRADLE, ANY TYPE (E0280)                                            *
E0292    E0292   2092     HOSP BED (E0292), VAR HEIGHT, HI-LO, W/OUT S/RAILS, W/MATTRESS          *             *
E0293    E0293   2093     HOSP BED (E0293), VAR HEIGHT, HI-LO, NO SIDE RAILS, NO MATTRESS         *             *
E0294    E0294   2085     HOSP BED (E0294), SEMI-ELEC, W/OUT SIDE RAILS, W/MATTRESS               *             *
E0295    E0295   2094     HOSP BED (E0295), SEMI-ELEC, W/OUT SIDE RAILS, W/OUT MATTRESS           *             *
E0296    E0296   2089     HOSP BED (E0296), TOTAL ELEC, W/OUT SIDE RAILS, W/OUT MATTRESS          *             *
E0297    E0297   2088     HOSP BED (E0297), TOTAL ELEC, W/OUT SIDE RAILS, W/MATTRESS              *             *
E0305    E0305   2073     BED SIDE RAILS (E0305), HALF LENGTH                                     *
E0310    E0310   2072     BED SIDE RAILS (E0310), FULL LENGTH                                     *
E0315    DM570   2067     BED ACCESSORIES:  BOARDS OR TABLES, ANY TYPE                            *
E0325    E0325   2060     URINAL:  MALE (E0325), JUG-TYPE, ANY MATERIAL                           *
E0326    E0326   2059     URINAL:  FEMALE (E0326), JUG-TYPE, ANY MATERIAL                         *
E0410    E0410   2369     O2 CONTENTS, LIQUID (E0410), PER POUND                                  *
E0416    E0416   2371     O2 REFILL FOR PORT (E0416) GAS SYSTEM ONLY, UP TO 23 CUBIC FEET         *
E0424    E0424   2385     O2 SYS STATIONARY (E0424) COMPR GAS, RENT                                                  *
E0430    E0430   2374     O2 SYS PORT GAS, PURCH (E0430)                                               *
E0431    E0431   2375     O2 SYS PORT GAS, RENT (E0431)                                                         *
E0431    DM570   2574     O2 SYSTEM, LIGHTWEIGHT (E0431)                                               *        *
E0434    E0434   2377     O2 SYS PORT LIQUID, RENT (0434)                                                       *
E0435    E0435   2376     O2 SYS PORT LIQUID, PURCH (E0435)                                            *
E0439    E0439   2388     O2 SYS STATIONARY (E0439) LIQUID, RENT                                                     *
E0440    E0440   2387     O2 SYS STATIONARY (E0440) LIQUID, PURCH                                 *
E0443    E0443   2869     O2 CONTENTS, H/K CYLINDER (E0443), 200-300 CUBIC FT                     *
E0444    E0444   2379     O2 CONTENTS, PORT LIQUID (E0444), PER UNIT (1 UNIT = 1 LB.)             *
E0450    E0450   2392     VENTILATOR VOLUME (E0450), STATIONARY OR PORT                           *             *
E0452    E0452   2332     BILEVEL INTERMITTENT (E0452) ASSIST DEVICE (BIPAP)                      *             *
E0453    E0453   2390     VENTILATOR THERAPEUTIC (E0453); FOR USE 12 HOURS OR LESS PER DAY        *             *
E0455    E0455   2372     O2 TENT (E0455), EXCLUDING GROUP OR PEDIATRIC TENTS                     *             *
E0457    E0457   2323     CHEST SHELL (CUIRASS) (E0457)                                           *             *
E0459    E0459   2324     CHEST WRAP (E0459)                                                      *             *
E0460    E0460   2339     VENTILATOR (E0460), NEGATIVE PRESSURE, PORTABLE STATIONARY              *             *
E0480    DM570   2373     PERCUSSOR (E0480), ELEC OR PNEUM. HOME MODEL                            *             *
E0500    E0500   2333     IPPB, W/BUILT-IN NEB (E0500) MAN OR AUTO VALVES, INT EXT POWER          *             *
E0550    E0550   2328     HUMIDIFIER (E0550) DURABLE FOR EXTENSIV SUP/HUMID W/IPPB OR O2          *             *
E0555    E0555   2330     HUMIDIFIER (E0555), DURABLE, GLASS, FOR USE W/REG OR FLOWMETER          *
E0565    E0565   2325     COMPRESSOR, AIR POWER (E0565)                                           *                  *
E0570    E0570   2336     NEBULIZER, W/COMPRESSOR (E0570)                                         *
E0575    DM570   2571     NEBULIZER (E0575), ULTRASONIC, AC/DC                                    *             *
E0575    DM570   2338     NEBULIZER; ULTRASONIC (E0575)                                           *             *
E0585    E0585   2337     NEBULIZER (E0585), W/COMPRESSOR AND HEATER                              *             *
E0600    E0600   2389     SUCTION PUMP (E0600), HOME MODEL, PORT                                  *             *
E0601    E0601   2326     CONTINUOUS POSITIVE (E0601) AIRWAY PRESSURE DEVICE (CPAP)               *             *
E0605    DM570   2391     VAPORIZER, ROOM TYPE (E0605)                                            *
E0606    DM570   2380     POSTURAL DRAINAGE BOARD (E0606)                                         *
E0607    E0607   6874     MONITOR, B/GLUCOSE (E0607) ACCUCHEK AD                                  *

*Confidential Treatment Requested.


                                       1/5

                         OLSTEN HEALTH SERVICE NETWORK
SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                       EFFECTIVE DATE: FEBRUARY 1, 1999

E0607    E0607   2164     MONITOR, BLOOD GLUCOSE (E0607)                                          *
E0608    E0608   2322     APNEA MONITOR (E0608)                                                   *             *
E0608    E0608   2576     APNEA MONITOR (E0608) W/MEM (INCL SMART)                                *             *
E0609    E0609   2146     MONITOR, BLOOD GLUCOSE (E0609) W/SPECIAL FEATURES                       *
E0621    DM570   2215     PATIENT LIFT (E0621), SLING OR SEAT, CANVAS OR NYLON                    *
E0625    DM570   2191     PATIENT LIFT (E0625), KARTOP, BATHROOM OR TOILET                        *
E0627    E0627   4553     HIP CHAIR (E0627)                                                       *                  *
E0627    DM570   2395     SEAT LIFT CHAIR/MOTORIZED (E0627)                                       *
E0627    DM570   2205     SEAT LIFT MECH (E0627) INCORPORATED INTO A COMB LIFT-CHAIR MECH         *
E0630    DM570   2190     PATIENT LIFT, HYDRAULIC (E0630), W/SEAT OR SLING                        *                  *
E0635    DM570   2189     PATIENT LIFT (E0635), ELEC W/SEAT OR SLING                              *
E0650    E0650   2192     PNEUM COMPRESSOR (E0650), NON-SEG HOME MODEL                            *             *
E0651    E0651   2194     PNEUM COMPRESSOR (E0651), SEG HOME MODEL W/OUT CALIB GRAD PRES          *             *
E0652    E0652   2193     PNEUM COMPRESSOR (E0652), SEG HOME MODEL W/CALIB GRAD PRES              *             *
E0655    E0655   2182     PNEUM COMPRESSOR (E0655), NON-SEG APPLIANCE, HALF ARM                   *
E0660    E0660   2181     PNEUM COMPRESSOR (E0660), NON-SEG APPLIANCE, FULL LEG                   *
E0665    E0665   2180     PNEUM COMPRESSOR (E0665), NON-SEG APPLIANCE, FULL ARM                   *
E0666    E0666   2183     PNEUM COMPRESSOR (E0666), NON-SEG APPLIANCE, HALF LEG                   *
E0667    E0667   2210     PNEUM APPLIANCE (E0667), SEG, FULL LEG                                  *
E0668    E0668   2209     PNEUM APPLIANCE (E0668), SEG, FULL ARM                                  *
E0669    E0669   2212     PNEUM APPLIANCE (E0669), SEG, HALF LEG                                  *
E0670    E0670   2211     PNEUM APPLIANCE (E0670), SEG, HALF ARM                                  *
E0671    E0671   2207     PNEUM APPLIANCE (E0671), SEG GRAD PRESS, FULL LEG                       *
E0672    E0672   2206     PNEUM APPLIANCE (E0672), SEG GRAD PRESS, FULL ARM                       *
E0673    E0673   2208     PNEUM APPLIANCE (E0673), SEG GRAD PRESS, HALF LEG                       *
E0690    DM570   2221     ULTRAVIOLET CABINET (E0690), APPROPRIATE FOR HOME USE                   *
E0700    DM570   2204     SAFETY EQUIP (E0700) (E.G., BELT, HARNESS OR VEST)                      *
E0710    DM570   2202     RESTRAINTS (E0710), ANY TYPE (BODY, CHEST, WRIST OR ANKLE)              *
E0720    E0720   2219     TENS (E0720), TWO LEAD, LOCALIZED STIMULATION                           *             *
E0730    E0730   2218     TENS (E0730), FOUR LEAD, LARGER AREA/MULTIPLE NERVE STIMULATION         *             *
E0731    E0731   2159     TENS OR NMES (E0731), CONDUCTIVE GARMENT                                *
E0744    E0744   2120     STIMULATOR (E0744), NEUROMUSCULAR FOR SCOLIOSIS                         *             *
E0745    E0745   2121     STIMULATOR (E0745), NEUROMUSCULAR, ELECTRONIC SHOCK UNIT                *             *
E0745    E0745   6915     STIMULATOR (E0745), NEUROMUSCULAR, FOUR CH                              *             *
E0746    DM570   2109     ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE                      *             *
E0747    DM570   2122     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE                            *
E0748    DM570   2124     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL APPLICATIONS        *
E0755    DM570   2157     STIMULATOR (E0755), ELECTRONIC SALIVARY REFLEX, NON INVASIVE            *
E0776    E0776   2175     IV POLE (E0776)                                                         *                 *
E0784    E0784   2158     PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN                 *
E0784    E0784   6771     PUMP (E0784), INSULIN EXT INFUSION DISETRONICS                          *
E0840    E0840   2133     TRACTION FRAME (E0840), ATTACH TO HEADBOARD, CERVICAL TRACTION          *
E0850    E0850   2134     TRACTION STAND (E0850), FREE STANDING, CERVICAL TRACTION                *                 *
E0860    E0860   2130     TRACTION EQUIP (E0860), OVERDOOR, CERVICAL                              *
E0870    E0870   2131     TRACTION FRAME (E0870), ATTACH TO FOOTBOARD, EXTREMITY, BUCKS           *             *
E0880    E0880   2135     TRACTION STAND (E0880) FREE/STAND EXTREMITY TRACTION, EG, BUCK'S        *             *
E0890    E0890   2132     TRACTION FRAME (E0890), ATTACH TO FOOTBOARD, PELVIC TRACTION            *             *
E0900    E0900   2136     TRACTION STAND (E0900) FREE/STAND PELVIC TRACTION (EG. BUCK'S)          *             *
E0910    E0910   2138     TRAPEZE BARS (E0910), A/K/A PT HELPER, ATTACH TO BED W/GRAB BAR         *             *
E0920    E0920   2111     FRACTURE FRAME (E0920), ATTACH TO BED, INCLUDING WEIGHTS                *             *
E0935    E0935   2125     PASSIVE MOTION (E0935) EXERCISE DEVICE                                                              *
E0935    E0935   2859     PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE                                                       *
E0935    E0935   2860     PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW                                                       *
E0935    E0935   2857     PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND                                                        *
E0935    E0935   2858     PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER                                                    *
E0935    E0935   2861     PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST                                                       *
E0940    E0940   2137     TRAPEZE BAR (E0940), FREE STANDING, COMPLETE W/GRAB BAR                 *             *
E0941    E0941   2116     TRACTION DEVICE (E0941), GRAVITY ASSISTED                               *             *
E0942    E0942   2101     HARNESS/HALTER (E0942), CERVICAL HEAD                                   *
E0944    E0944   2126     HARNESS (E0944), PELVIC BELT, BOOT                                      *
E0945    DM570   2110     HARNESS (E0945), EXTREMITY BELT                                         *
E0946    E0946   2115     FRACTURE, FRAME (E0946), DUAL W/CROSS BARS, ATTACH TO BED               *             *
E0947    E0947   2113     FRACTURE FRAME (E0947), ATTACHMENTS FOR COMPLEX PELVIC TRACTION         *             *
E0948    E0948   2112     FRACTURE FRAME (E0948) ATTACHMENTS FOR COMPLEX CERVICAL TRACTION        *             *
E0950    DM570   2139     TRAY (E0950)                                                            *
E0958    E0958   2307     W/C PART ATTACHMENT (E0958) TO CONVERT ANY W/C TO ONE ARM DRIVE         *
E0959    E0959   2237     W/C PART AMPUTEE ADAPTER (E0959) (COMPENSATE FOR TRANS OF WEIGHT)       *
E0962    E0962   2232     CUSHION FOR WC 1" (E0962)                                               *
E0963    E0963   2233     CUSHION FOR WC 2" (E0963)                                               *
E0964    E0964   2234     CUSHION FOR WC 3" (E0964)                                               *
E0965    E0965   2235     CUSHION FOR WC 4" (E0965)                                               *

*Confidential Treatment Requested.


                                      2/5

                         OLSTEN HEALTH SERVICE NETWORK
SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                       EFFECTIVE DATE: FEBRUARY 1, 1999

E0972    DM570   2230     TRANSFER BOARD OR DEVICE (E0972)                                        *
E0977    E0977   2317     CUSHION, WEDGE FOR W/C (E0977)                                          *
E0978    E0978   2248     BELT, SAFETY (E0978) W/AIRPLANE BUCKLE, W/C                             *
E0979    DM570   2249     BELT, SAFETY (0979) W/VELCRO CLOSURE, W/C                               *
E0980    DM570   2292     SAFETY VEST (E0980), W/C                                                *
E1031    E1031   2291     ROLLABOUT CHAIR (E1031), W/CASTORS 5" OR GREATER                        *             *
E1050    E1050   2260     W/C FULL/REC (E1050), FIX ARMS, SWING AWAY DETACH ELEV LEG RESTS        *             *
E1060    E1060   2259     W/C FULL/REC (E1060), DETACH ARMS, SWING AWAY DETACH FOOT REST          *             *
E1065    E1065   2287     W/C POWER ATTACHMENT (E1065)                                            *
E1066    E1066   2247     BATTERY CHARGER (E1066)                                                 *
E1069    E1069   2255     BATTERY, DEEP CYCLE (E1069)                                             *
E1070    E1070   2258     W/C FULL/REC (E1070), DETACH ARMS, SWING AWAY DET/ELEV LEG RESTS        *             *
E1083    E1083   2263     W/C HEMI (E1083), FIX ARMS, SWING AWAY DETACHABLE ELEV LEG REST         *             *
E1084    E1084   2262     W/C HEMI (E1084), DETACH ARMS, SWING AWAY DETACH ELEV LEG RESTS         *             *
E1085    E1085   2264     W/C HEMI (E1085), FIX ARMS, SWING AWAY DETACHABLE FOOT RESTS            *             *
E1086    E1086   2261     W/C HEMI (E1086), DETACH ARMS, SWING AWAY DETACH FOOT RESTS             *             *
E1087    E1087   2265     W/C HI STRENGTH LT-WT (E1087), FIX ARMS, S/AWAY ELEV LEG RESTS          *             *
E1088    E1088   2268     W/C HI STRENGTH LT-WGT (E1088), D/ARMS, S/AWAY ELEV LEG RESTS           *             *
E1089    E1089   2266     W/C HI STRENGTH LT-WGT (E1089), FIX ARMS, S/AWAY DETACH FOOT REST       *             *
E1090    E1090   2267     W/C HI STRENGTH LT-WG (E1090), DETACH ARMS, S/AWAY D/FOOT RESTS         *             *
E1091    E1091   2321     W/C YOUTH, ANY TYPE (E1091)                                             *             *
E1092    E1092   2319     W/C WIDE HVY DUTY (E1092), DETACH ARMS S/AWAY DETACH ELEVAT LEGS        *             *
E1093    E1093   2320     W/C WIDE HVY DUTY (E1093), DETACH ARMS S/AWAY DETACH FOOT RESTS         *             *
E1100    E1100   2296     W/C SEMI-RECLINING (E1100), SWING AWAY DETACH ELEV LEG RESTS            *             *
E1110    E1110   2295     W/C/ SEMI-RECLINING (E1110), DETACH ARMS ELEV LEG REST                  *             *
E1130    E1130   2303     W/C STANDARD (E1130), FIX OR SWING AWAY DETACH FOOT RESTS               *             *
E1140    E1140   2313     W/C (E1140), DETACH ARMS SWING AWAY DETACH FOOT RESTS                   *             *
E1150    E1150   2314     W/C (E1150), DETACH ARMS, SWING AWAY DETACH ELEVAT LEG RESTS            *             *
E1160    E1160   2315     W/C (E1160), W/FIX ARMS, SWING AWAY DETACH ELEVAT LEG RESTS             *             *
E1160    E1160   2396     W/C (E1160), W/FIX ARMS REMOVABLE FOOT RESTS                            *             *
E1170    E1170   2241     W/C AMPUTEE (E1170), FIX ARMS, SWING AWAY DETACH ELEV LEG RESTS         *             *
E1171    E1171   2242     W/C AMPUTEE (E1171), FIX ARMS, W/OUT FOOT RESTS OR LEG REST             *             *
E1172    E1172   2240     W/C AMPUTEE (E1172), DETACH ARMS W/OUT FOOT RESTS OR LEG REST           *             *
E1180    E1180   2239     W/C AMPUTEE (E1180), DETACH ARMS SWING AWAY DETACH FOOT RESTS           *             *
E1190    E1190   2238     W/C AMPUTEE (E1190), DETACH ARMS SWING AWAY DETACH ELEV LEG RESTS       *             *
E1195    E1195   2273     W/C HVY DUTY (E1195), FIX ARMS, SWING AWAY DETACH ELEV LEG RESTS        *             *
E1200    E1200   2243     W/C AMPUTEE (E1200), FIX FULL LENGTH ARMS, S/AWAY D/FOOT REST           *             *
E1210    E1210   2281     W/C MOTORIZED (E1210), FIX ARMS, S/AWAY DETACH ELEV LEG RESTS           *             *
E1211    E1211   2279     W/C MOTORIZED (E1211), DETACH ARMS, S/AWAY DETACH FOOT RESTS            *             *
E1212    E1212   2282     W/C MOTORIZED (E1212), FIX ARMS, SWING AWAY DETACH FOOT RESTS           *             *
E1213    E1213   2280     W/C MOTORIZED (E1213), DETACH ARMS S/AWAY, DETACH ELEV LEG REST         *             *
E1220    E1220   2551     W/C CUSTOM (E1220)                                                      *
E1220    E1220   2579     W/C XXWIDE (E1220)                                                      *                           *
E1230    E1230   2288     SCOOTER (E1230), THREE OR 4 WHEEL                                       *             *
E1240    E1240   2276     W/C LT-WGT (E1240), DETACH ARMS SWING AWAY DETACH, ELEV LEG REST        *             *
E1250    E1250   2278     W/C LT-WGT (E1250), FIX ARMS, SWING AWAY DETACH FOOT REST               *             *
E1260    E1260   2275     W/C LT-WGT (E1260), DETACH ARMS SWING AWAY DETACH FOOT REST             *             *
E1270    E1270   2277     W/C LT-WGT (E1270), FIX ARMS, SWING AWAY DETACH ELEV LEG RESTS          *             *
E1280    E1280   2270     W/C HVY DUTY (E1280), DETACH ARMS ELEV LEG RESTS                        *             *
E1285    E1285   2274     W/C HVY DUTY (E1285), FIX ARMS, SWING AWAY DETACH FOOT REST             *             *
E1290    E1290   2271     W/C HVY DUTY (E1290), DETACH ARMS SWING AWAY DETACH FOOT REST           *             *
E1295    E1295   2272     W/C HVY DUTY (E1295), FIX ARMS, ELEV LEG REST                           *             *
E1300    DM570   2062     WHIRLPOOL (E1300), PORT (OVERTUB TYPE)                                  *
E1310    DM570   2061     WHIRLPOOL (E1310), NON-PORT (BUILT-IN TYPE)                             *
E1353    E1353   2381     02 REGULATOR (E1353)                                                    *                  *
E1355    E1355   2384     CYLINDER STAND/RACK (E1355)                                             *
E1372    E1372   2331     IMMERSION EXT HEATER (E1372) FOR NEBULIZER                              *                  *
E1375    E1375   2334     NEBULIZER PORT (E1375) W/SMALL COMPRESSOR, W/LIMITED FLOW               *
E1399    DM570   2568     ADAPTER, AC/DC (E1399)                                                  *
E1399    E1399   2586     APNEA MONITOR DOWNLOAD (E1399)                                          *                           *
E1399    DM570   2552     BATH LIFT (E1399), CUSTOM                                               *
E1399    DM570   2563     BED WEDGE (E1399), 12"                                                  *
E1399    DM570   2856     BEDROOM EQUIPMENT (E1399), CUSTOM                                       *
E1399    DM570   2525     BREAST PUMP, ELECTRIC (E1399)                                           *                  *
E1399    DM570   2581     BREAST PUMP, INSTITUTIONAL (E1399)                                      *
E1399    E1399   2580     BREAST PUMP, MANUAL (E1399)                                             *
E1399    DM570   2593     COLD THERAPY UNIT, PAD (E1399)                                          *
E1399    E1399   2565     COMMODE (E1399), DROP ARM, HEAVY DUTY                                   *
E1399    E1399   2582     COMPRESSION PUMP BOOT (E1399)                                           *
E1399    E1399   2583     COMPRESSION PUMP, FOOT (E1399)                                                        *
E1399    E1399   2327     DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS                                 *

*Confidential Treatment Requested.


                                      3/5

                         OLSTEN HEALTH SERVICE NETWORK
SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                       EFFECTIVE DATE: FEBRUARY 1, 1999

E1399    E1399   2584     GERI CHAIR (E1399), THREE POSITION RECLINING                                          *
E1399    DM570   6780     HOLTER MONITOR (G0004)                                                                *
E1399    E1399   2590     HOSP BED (E1399), ELECTRIC, XLONG, W/MATTRESS & SIDE RAILS                   *        *
E1399    E1399   2569     HUMIDIFIER (E1399), HEATED                                              *                  *
E1399    E1399   2868     LAMP, ULTRAVIOLET (E1399)                                               *
E1399    DM570   2588     MONITOR (E1399), VITAL SIGNS                                                          *
E1399    DM570   2529     O2 ANALYZER (E1399)                                                     *             *
E1399    DM570   2594     O2 CONSERVATION DEVICE (E1399)                                          *             *
E1399    DM570   6775     OXIMETRY SPOT CHECK (E1399)                                                                         *
E1399    DM570   2555     PATIENT LIFT, CUSTOM (E1399)                                            *
E1399    DM570   2561     PEAK FLOW METER (E1399)                                                 *
E1399    E1399   4559     PEDIATRIC WALKER (E1399)                                                *
E1399    DM570   2567     PNEUMOGRAM (E1399)                                                      *
E1399    E1399   2553     POSITIONING, CUSTOM (E1399)                                             *
E1399    E1399   2526     PULSE OXIMETER (E1399)                                                  *             *
E1399    E1399   2527     PULSE OXIMETER W/PROBE (E1399)                                          *             *
E1399    DM570   2562     SHOWER, HAND HELD (E1399)                                               *
E1399    DM570   2592     SLEEP STUDY, ADULT (E1399)                                              *
E1399    DM570   2855     THERAPY EQUIPMENT, CUSTOM (E1399)                                       *
E1399    DM570   6774     THERAPY PERCUSSION VEST                                                 *                  *
E1399    E1399   2564     WALKER (E1399), HEAVY DUTY, EXTRA WIDE                                  *
E1399    E1399   2585     WALKER (E1399), HEMI                                                    *
E1399    E1399   6873     WOUND SUCTION DEVICE                                                                                *
E1400    E1400   2361     O2 CONC (E1400), MANUF SPEC MAX FLOW RATE = 2 LTS PER MIN @85%               *        *
G0015    DM590   6779     CARDIAC EVENT MONITOR (G0015)                                                         *
K0163    DM590   3713     ERECTION SYSTEM, VACUUM (K0163)                                         *
K0183    DM590   2516     CPAP MASK (K0183)                                                       *
K0184    DM590   2515     NASAL PILLOWS/SEALS (K0184) REPLACEMENT FOR NASAL APP/DVC, PAIR         *
K0185    DM590   2514     HEADGEAR (K0185), USED WITH CPAP DEVICE                                 *
K0186    DM590   2513     CHIN STRAP (K0186) USED WITH CPAP DEVICE                                *
K0187    DM590   2512     TUBING (K0187), USED WITH CPAP DEVICE                                   *
K0188    DM590   2511     FILTER (K0188), DISPOSABLE, USED WITH CPAP DEVICE                       *
K0189    DM590   2510     FILTER (K0189), NON-DISPOSABLE, USED WITH CPAP DEVICE                   *
K0268    DM590   2509     HUMIDIFIER (K0258), USED WITH CPAP DEVICE                               *
K0413    DM590   6889     MATTRESS (K0413), NONPOWERED EQUIVALENT                                                    *

The following may be charged under extraordinary circumstances:
E1399    E1399   4551     LABOR/SERVICE/SHIPPING CHARGES                                          *
E1399    E1399   2731     SHIPPING AND HANDLING FEES                                              *

The following may be charged if over and above routine on rental equipment:
E1350    E1350   2382     REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF A TECH         *
E1340    E1340   2554     W/C REPAIRS (E1340)                                                     *
E1399    E1399   4552     MISCELLANEOUS SUPPLIES                                                  *                      *
E1399    E1399   2589     REPAIR (E1399), RESPIRATORY EQUIPMENT                                   *
E1399    E1399   4561     RESPIRATORY SUPPLIES (A4618)                                            *                           *
E1399    E1399   4549     TENS/APNEA SUPPLIES                                                     *                           *

NOTES:

1. Whether rental or purchase, rates include all shipping, labor and set-up.
2. If item is rented, rates include all supplies to enable the equipment to function effectively, with the exception of supplies for CPAP, BIPAP, Ventilators, Suction, Enteral Pumps and CPM. Such exception supplies will be billed at cost plus *
3.       If item is rented, rates include repair and maintenance costs.
4. If item is purchased, supplies, repair and maintenance will be billed at cost plus *
5. All equipment not listed above will be billed at cost plus * until rates are mutually established and become part of the fee schedule.
6.       Rates effective through 12/31/99.

*Confidential Treatment Requested.


                                      4/5


               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 1st day of February, 1999 by and CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "CIGNA"), and Olsten Network Management, Inc. d/b/a Olsten Health Services, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "Provider").

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996 and amended from time to time thereafter (together the "Agreement"), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend a certain provision of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  1.       This Amendment shall be effective February 1, 1999.

                  2. The Indemnity Program Attachment to the Agreement is hereby amended by deleting all reference to any or all of Exhibits C.1, C.2 and
C.3 and replacing such references with Schedules 1, 2, and 3, respectively.

                  3. Exhibits C.1, C.2, C.3 of the Indemnity Program Attachment are deleted in their entirety and replaced by Schedules 1, 2 and 3, respectively, attached hereto.

                  4. Unless otherwise amended by this Amendment or amendments with earlier effective dates, all other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. To the extent that the provisions in the Agreement or in any amendments with earlier effective dates conflict with the terms of this Amendment, the terms in this Amendment shall supersede and control.

                  5. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

                          [Next Page Is Signature Page]




                         OLSTEN HEALTH SERVICES NETWORK
SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE: FEBRUARY 1, 1999

                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                          OLSTEN NETWORK MANAGEMENT, INC.



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------


                                      -2-


                         OLSTEN HEALTH SERVICES NETWORK
 SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE: FEBRUARY 1, 1999


                                       1/5


               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 24th day of March, 1999 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "CIGNA"), and Olsten Network Management, Inc. d/b/a Olsten Health Services, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, the "Provider").

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996, amended by amendments dated October 1, 1996, October 31, 1998 and January 1, 1999 (together the "Agreement"), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend a certain provision of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  6. This Amendment shall be effective commencing on March 24, 1999 and shall continue unless terminated in accordance with the Agreement, as amended hereby.

                  7. Section III.C of the Agreement (Termination) is hereby amended by deleting Subsection III.C.7 of the Agreement and replacing it with a new Subsection III.C.7, which shall read:

         "7. Termination Due To Failure To Execute New Contract. In the event that the parties are unable to execute a new contract by June 30, 1999 with respect to the subject matter of this Agreement containing such terms and conditions as the parties may mutually agree, then either party may, without cause, terminate this Agreement with sixty (60) days prior written notice to the other party; provided that neither party may terminate this Agreement pursuant to this Section effective earlier than June 30, 1999."

                  8. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement. To the extent that the provisions in any prior amendments conflict with the terms of this Amendment, the terms in this Amendment shall supercede and control.

                  9. Unless otherwise amended by this Amendment or prior amendments, all other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect.




                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                            -----------------------------------
                                          Its:

                                          OLSTEN NETWORK MANAGEMENT, INC.



                                          By:
                                            -----------------------------------
                                          Its:


                                      -2-


                         OLSTEN HEALTH SERVICES NETWORK
 SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                        EFFECTIVE DATE: FEBRUARY 1, 1999

               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 3rd day of June, 1999 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "CIGNA"), and Olsten Network Management, Inc. d/b/a Olsten Health Services, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, the "Provider").

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996, amended by amendments dated October 1, 1996, October 31, 1998, January 1, 1999, and March 24, 1999 (together, the "Agreement"), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend a certain provision of the Agreement to extend the time for negotiating a new contract as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  10. This Amendment shall be effective commencing on July 1, 1999 and shall continue unless terminated in accordance with the Agreement, as amended hereby.

                  11. Section III.C of the Agreement (Termination) is hereby amended by deleting Subsection III.C.7 of the Agreement and replacing it with a new Subsection III.C.7, which shall read:

         "7. Termination Due To Failure To Execute New Contract. In the event that the parties are unable to execute a new contract by September 30, 1999 with respect to the subject matter of this Agreement containing such terms and conditions as the parties may mutually agree, then either party may, without cause, terminate this Agreement with sixty
         (60) days prior written notice to the other party; provided that neither party may terminate this Agreement pursuant to this Section effective earlier than September 30, 1999."

                  12. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement. To the extent that the provisions in any prior amendments conflict with the terms of this Amendment, the terms in this Amendment shall supercede and control.

                  13. Unless otherwise amended by this Amendment or prior amendments, all other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect.

                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:

                                      1/5




                        OLSTEN HEALTH SERVICES NETWORK
SCHEDULE 3: HOME MEDICAL EQUIPMENT/RESPIRATORY THERAPY FEE-FOR-SERVICE SCHEDULE
                       EFFECTIVE DATE: FEBRUARY 1, 1999

                                          OLSTEN NETWORK MANAGEMENT, INC.


                                          By:
                                             ----------------------------------
                                          Its:

                                      2/5


               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 1st day of August, 1999 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "CIGNA"), and Olsten Network Management, Inc. d/b/a Olsten Health Services, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "Provider").

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996 and amended from time to time thereafter (together the "Agreement"), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend a certain provision of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  14. This Amendment shall be effective commencing on August 1, 1999 and shall continue unless terminated in accordance with the Agreement.

                  15. The parties agree that Capitation Payments under this Agreement do not include payment for Growth Hormone product. However, the parties agree that Provider shall provide in-home training services for CIGNA members receiving Growth Hormone product, in accordance with patient need and physician orders. For Growth Hormone patients requiring training in the home, training visits for self-injection instruction will be included under the capitated payment. CIGNA shall not pay Provider for Growth Hormone product unless authorized by CIGNA personnel. In the event that Growth Hormone product that has been authorized by CIGNA personnel is furnished by Provider, Provider shall be reimbursed for Growth Hormone in accordance with Schedule 2 of the National Home Care Provider Agreement.

                  16. Exhibit A.1 of the HMO Program Attachment is deleted in its entirety and replaced by the new Exhibit A.1 hereto.

                  17. Unless otherwise amended by this Amendment or amendments with earlier effective dates, all other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. To the extent that the provisions in the Agreement or in any amendments with earlier effective dates conflict with the terms of this Amendment, the terms in this Amendment shall supersede and control.




                  18. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

                          [Next Page Is Signature Page]


                                      -2-


                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                          OLSTEN NETWORK MANAGEMENT, INC.



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------


                                      -3-


                             HMO PROGRAM ATTACHMENT
                                   EXHIBIT A.1
                 HMO CAPITATION RATES--NON-MEDICARE/NON-MEDICAID

                  The HMO Capitation Payment per month for each member of Provider's Patient Panel shall be $ for Home Health and Home Infusion Therapy Services, and $ for Home Medical Equipment.




               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 4th day of January, 2000 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit I (individually and collectively, CIGNA, and Olsten Network Management, Inc. d/b/a Olsten Health Services, for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit II (individually and collectively, the Provider).

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996, and amended from time to time thereafter (collectively, the Agreement), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  19. This Amendment shall be effective commencing on January 1, 2000.

                  20. Exhibit A.1 is deleted in its entirety and replaced by the new Exhibits A.1.A and A.1.B attached hereto. These new Exhibits shall expire at midnight on December 31, 2000.

                  21. Schedules 1A, 2 and 3 as deleted in their entirety and replaced by the new Schedules of the same name and designation attached hereto. These new Schedules shall expire at midnight on December 31, 2000.

                  22. All Exhibits and Schedules attached to this Amendment are incorporated by reference as though fully set forth herein.

                  23. The following new paragraph 11 is added to Article II, Section B of the HMO Program Attachment:

         For those Covered Services rendered by Provider that are not included within the capitation rate, or that are not rendered to Patient Panel Participants (see definition of Patient Panel), the rates described in schedules 1A, 1B, 2 and 3 shall apply.

                  24. Section III.C of the Agreement (Termination) is hereby amended by adding a new Subsection III.C.7, which shall read:




         Termination Without Cause. Either party may, without cause, terminate this Agreement with one hundred and twenty (120) days prior written notice to the other party.

                  25. The parties agree that by January 1, 2000, or as soon thereafter as practicable and permissible under any other preexisting valid contracts, CIGNA shall cause all Healthsource HMO plans and all Healthsource/Provident PPO plans (enrollees in such plans are hereinafter collectively referred to as Healthsource Participants) to be included as Participating CIGNA Subsidiaries and Affiliates under the Agreement. In a timeframe to be mutually agreed upon the parties, CIGNA will provide to Provider all information reasonably required by Provider in order to accomplish this transition, but nothing herein shall require Provider to purchase or assume payments for any durable medical equipment (Equipment), which has been previously placed with any Healthsource Participant. CIGNA agrees to work with Provider to identify those Healthsource Participants that are in possession of Equipment and for which CIGNA has made payment on a rental basis for such Equipment, and advise Provider of the same. Provider shall be relieved of any obligation to assume financial responsibility for Equipment that Provider determines to be Equipment that is routinely purchased or converted to purchase, or that does not meet CIGNA/Provider Durable Medical Equipment Guidelines for Medical Necessity, and such Equipment shall be converted to purchase at CIGNA's expense prior to the transition of Healthsource Participants to Provider. However, Provider shall assume responsibility for the continued maintenance of the Equipment.

                  26. The parties agree that they will continue to work together in good faith and with due diligence to amend, modify and/or update the agreement as needed to address certain outstanding issues, including but not limited to those issues referenced in the Olsten-CIGNA Workplans (including the Service Metric Specific Workplan, Vendor Management Specific Workplan, Medical Management Specific Workplan, Pharmacy Specific Workplan, and Financial Specific Workplan) previously addressed by the parties. CIGNA and Provider shall execute such amendments, modifications and/or updates by March 1, 2000.

                  27. Both parties agree to be subject to and act in accordance with all applicable laws, rules and regulations governing their conduct under the Agreement.

                  To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Amendment shall supersede and control. This specifically includes repeal of Section 2 of the Amendment of January 1, 1999 and the entire Amendment of June 3, 1999. All other terms and conditions of the Agreement, as previously amended, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.



                                      -2-


                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                          OLSTEN NETWORK MANAGEMENT, INC.



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------


                                      -3-


               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 1st day of May, 2000 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "CIGNA"), and Olsten Network Management, Inc., d/b/a Gentiva Network Management, Inc., for and on behalf of its wholly owned subsidiaries and affiliates (individually and collectively, "Provider").

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996 whereby Provider provided or arranged for the provision of certain health care services to Participants, and amended it from time to time thereafter (the agreement, as amended, is the "Agreement");

                  WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  28.      This Amendment is made effective May 1, 2000.

                  29. The HMO Program Attachment to the Agreement is revised in the manner described in the Amendment to HMO Program Attachment attached hereto and incorporated herein.

                  30. The PPO Program Attachment to the Agreement is revised in the manner described in the Amendment to PPO Program Attachment attached hereto and incorporated herein.

                  31. The Indemnity Program Attachment to the Agreement is revised in the manner described in the Amendment to the Indemnity Program Attachment attached hereto and incorporated herein.

                  32. Unless otherwise amended by this Amendment or amendments with earlier effective dates, all other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. To the extent that the provisions in the Agreement or in any amendments with earlier effective dates conflict with the terms of this Amendment, the terms in this Amendment shall supersede and control.

                          [Next Page Is Signature Page]




                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                          OLSTEN NETWORK MANAGEMENT, INC.



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------


                                      -2-


                 MAY 1, 2000 AMENDMENT TO HMO PROGRAM ATTACHMENT

1. For HMO Program Participants enrolled in South Carolina, the HMO rates in Schedule I are increased from Level III rates to Level II rates.

2. Provider will include at least the following South Carolina hospitals and their associated home health care agencies as Subcontractors: Roper Hospital, McLeod Regional Medical Center, Greenville Hospital System, and Palmetto Baptist Medical Center. Provider shall notify CIGNA if any of the listed hospitals cease participating in Provider's network. Should more than one (1) of the named hospitals be terminated from or otherwise fail to be included in Provider's network at any time after May 1, 2000, CIGNA may (a) terminate this amendment upon ninety (90) days' notice; or (b) reduce the HMO rates referenced in section 1 above back to Level III rates immediately.




                 MAY 1, 2000 AMENDMENT TO PPO PROGRAM ATTACHMENT

1.       For PPO Participants enrolled in South Carolina, the PPO rates in
         Schedule I are increased from Level III rates to Level II rates.

2. Provider will include at least the following South Carolina hospitals and their associated home health care agencies as Subcontractors: Roper Hospital, McLeod Regional Medical Center, Greenville Hospital System, and Palmetto Baptist Medical Center. Provider shall notify CIGNA if any of the listed hospitals cease participating in Provider's network. Should more than one (1) of the named hospitals be terminated from or otherwise fail to be included in Provider's network at any time after May 1, 2000, CIGNA may (a) terminate this amendment upon ninety (90) days' notice; or (b) reduce the PPO rates referenced in section 1 above back to Level III rates immediately.




              MAY 1, 2000 AMENDMENT TO INDEMNITY PROGRAM ATTACHMENT

1. For Indemnity Participants enrolled in South Carolina, the Indemnity rates in Schedule I are increased from Level III rates to Level II rates.

2. Provider will include at least the following South Carolina hospitals and their associated home health care agencies as Subcontractors: Roper Hospital, McLeod Regional Medical Center, Greenville Hospital System, and Palmetto Baptist Medical Center. Provider shall notify CIGNA if any of the listed hospitals cease participating in Provider's network. Should more than one (1) of the named hospitals be terminated from or otherwise fail to be included in Provider's network at any time after May 1, 2000, CIGNA may (a) terminate this amendment upon ninety (90) days' notice; or (b) reduce the Indemnity rates referenced in section 1 above back to Level III rates immediately.




               AMENDMENT TO NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 1st day of January, 2001 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit I (individually and collectively, "CIGNA"), and Olsten Network Management, Inc. d/b/a Gentiva Health Network, for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit II (individually and collectively, "Provider").

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996, and amended from time to time thereafter (collectively, the Agreement), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  33. This Amendment shall be effective commencing on January 1, 2001.

                  34. Exhibits A.I.A and A.I.B are to be deleted in their entirety and replaced by the new Exhibits of the same name and designation attached hereto.

                  35.      Exhibit B(4) shall be deleted in its entirety.

                  36. Schedules IA, IB, 2 and 3 are deleted in their entirety and replaced by the new Schedules of the same name and designation attached hereto.

                  37. All Exhibits and Schedules attached to this Amendment are incorporated by reference as though fully set forth herein.

                  38. Section 2 of the Amendment of January 1, 1999 and the entire amendment of June 3, 1999 are repealed and deleted.

                  39. Capitation amounts otherwise payable under this Agreement shall be subject to adjustment based on either of the following baseline comparisons. The adjustments, if any, shall be made at the beginning of each calendar quarter. There shall be 2 separate adjustments, one based on CPAP and the other on Insulin Pump utilization. If Actual Quarter utilization is more than 15% higher than Baseline Utilization, then capitation payments otherwise due for the following Quarter shall be increased on an amortized basis to account for the difference beyond the 15%; if Actual Quarter Utilization is less than 15% higher than Baseline Quarter utilization, then the capitation payments otherwise due for the following quarter shall be decreased on an amortized basis to account for the difference less than the 15%; subject to the fol-




lowing. To the extent that the utilization variation is greater than 24% for CPAP utilization, or greater than 25% for Insulin Pump utilization, then the parties will reduce the capitation increase/decrease by 50%. The increase or decrease will not continue beyond the time necessary to offset the increase or decrease.

                  For purposes of this section, "Baseline Utilization" means the number of CPAPs or Insulin Pumps provided to capitated Participants per 1000 capitated member months for the Calendar Year 2000. "Actual Quarter Utilization" means the number of CPAPs or Insulin Pumps provided to capitated Participants in each quarter of 2001, per 1000 capitated member months.

                  In addition, within 30 days of the end of the first quarter of 2002, CIGNA will conduct a year end reconciliation to compare all 2001 Actual Utilization to all 2000 Baseline Utilization and provide Provider with the results. If the quarterly adjustments made during 2001 were larger or smaller than necessary to account for the real difference between 2001 Actual Utilization and 2000 Baseline Utilization, then the party who benefited from the earlier calculation shall repay the difference within 60 days of the end of the first quarter of 2002.

                  40. The parties agree that they will continue to work together in good faith and with due diligence to amend, modify and/or update the Agreement as needed to address certain outstanding issues, including but not limited to those issues referenced in the Olsten-CIGNA Workplans (including the Service Metric Specific Workplan, Vendor Management Specific Workplan, Medical Management Specific Workplan, Pharmacy Specific Workplan, and Financial Specific Workplan) previously addressed by the parties. CIGNA and Provider shall execute such amendments, modifications and/or updates by March 31, 2001.

                  41. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

                  42. Both parties agree to be subject to and act in accordance with all applicable laws, rules and regulations governing their conduct under the Agreement.

                  To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Amendment shall supersede and control. All other terms and conditions of the Agreement, as previously amended, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect.


                                      -2-


                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                          OLSTEN NETWORK MANAGEMENT, INC.



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------


                                      -3-


                                  AMENDMENT TO
                      NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 1st day of June, 2001 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit I (individually and collectively, "CIGNA"), and Gentiva CareCentrix Inc., for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit II (individually and collectively, "Provider").

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996, and amended from time to time thereafter (collectively, the Agreement), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  43. This Amendment shall be effective commencing on June 1st, 2001.

                  44. The Agreement is amended by the addition of the following definition to Section 1 of the HMO Program Attachment:

         "HMO Program Participant means a Participant enrolled in a non-governmental, fully insured Standard HMO or Point of Service Product and which product is underwritten based on a community rating methodology (i.e., community rating, community rating by class, adjusted community rating by class). This definition includes, but is not limited to, Participants covered under commercial HMO and Opens Access plans issued by CIGNA."

                  45. The Agreement is hereby further amended to include the GATEKEEPER PROGRAM ATTACHMENT (attachment included).

                  46. Both parties agree to be subject to and act in accordance with all applicable laws, rules and regulations governing their conduct under the Agreement.

                  To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Agreement shall supersede and control. All other terms and conditions of the Agreement, as previously amended, including the Program Attachments and the Exhibits at-




tached thereto, shall remain the same and in full force and effect. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.


                                      -2-


                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                          GENTIVA CARECENTRIX, INC.



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------


                                      -3-


                                  AMENDMENT TO
                      NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 1st day of June, 2001 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit I (individually and collectively, "CIGNA"), and Gentiva CareCentrix Inc., for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit II (individually and collectively, "Provider").

                               W I T NE S S E T H:

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996, and amended from time to time thereafter (collectively, the Agreement), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  47. This Amendment shall be effective commencing on June 1st, 2001.

                  48. The Agreement is amended by the addition of the following definition to Section 1 of the HMO Program Attachment:

         "HMO Program Participant means a Participant enrolled in a non-governmental, fully insured Standard HMO or Point of Service Product and which product is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class). This definition includes, but is not limited to, Participants covered under commercial HMO and Opens Access plans issued by CIGNA."

                  49. The Agreement is hereby further amended to include the GATEKEEPER PROGRAM ATTACHMENT (attachment included).

                  50. Both parties agree to be subject to and act in accordance with all applicable laws, rules and regulations governing their conduct under the Agreement.

                  To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Amendment shall supersede and control. All other terms and conditions of the Agreement, as previously amended, including the Program Attachments and the Exhibits at-




tached thereto, shall remain the same and in full force and effect. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                          GENTIVA CARECENTRIX, INC.



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------


                                      -2-


                          GATEKEEPER PROGRAM ATTACHMENT
                                       TO
                    NATIONAL HOME CARE MANAGED CARE AGREEMENT

PURPOSE

                  The terms and provisions of this Gatekeeper Program Attachment and the Agreement are applicable to services rendered by Provider to Gatekeeper Program Participants.

II.      DEFINITIONS

                  CIGNA's Maximum Fee Schedule means CIGNA's customary fee
schedule in effect at the time of service and applicable to Provider with respect to this Gatekeeper Program (Exhibit A of the National Homecare Provider Agreement, as amended effective January 1, 2001).

                  Gatekeeper Program Participant means a Participant, other than a HMO Program Participant, enrolled in either (i) a product which includes fully insured Standard HMO, Point of Service, or Gatekeeper PPO benefits and which product is underwritten by a licensed insurance company based on an experience rating methodology, or (ii) a self funded product which includes Standard HMO, Point of Service, or Gatekeeper PPO benefits. This definition includes, but is not limited to, Participants covered under FlexCare, True Access plans and Open Access plans insured/administered by Connecticut General Life Insurance Company.

                  Gatekeeper PPO means a product offered pursuant to a Service Agreement which provides the Participant with an incentive to obtain Covered Services from Participating Providers and which generally requires the Participant to obtain an authorization from their Primary Care Physician in order to access such Covered Services from Participating Providers.

                  HMO Program Participant means a Participant enrolled in a nongovernmental, fully insured Standard HMO or Point of Service product and which product is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class).

                  Medical Director means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

                  Point of Service means a product offered pursuant to a Service Agreement which allows the Participant to choose, in addition to Standard HMO benefits, a lower level of benefits if the Participant receives Covered Services from (i) a Participating Provider without a necessary authorization or (ii) from a non-Participating Provider, at the time such services are sought.

                  Primary Care Physician means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the fields of general medicine, internal medicine, family practice or pediatrics, and who has agreed to provide primary care physician services to Participants in accordance with HMO Program Requirements.

                   Standard HMO means a product offered pursuant to a Service Agreement where Covered Services are available to Participants only from Participating Providers, except in the case of an Emergency or with the prior authorization of CIGNA or CIGNA Affiliate where Covered Services are not available from Participating Providers.

III.     PARTIES' OBLIGATIONS

         A.       Services

                  1. Except as set forth below, Provider shall provide all Covered Services within the scope of Provider's practice that are required by Participants in accordance with the terms of this Agreement, this Gatekeeper Program Attachment and HMO Program Requirements. Provider shall provide Covered Services to all Participants. The compensation set forth in this Gatekeeper Program Attachment shall be payment in full for such services.

                  2. Except in an Emergency or for a Pre-Qualified Maternity Stay or in those instances where prior authorization is prohibited by federal or state laws or regulations, prior authorization by a Participant's Primary Care Provider or CIGNA as prescribed by HMO Program Requirements is required for payment of Covered Services rendered to Participants. Referrals, if any, shall be to Participating Providers, except where an Emergency requires otherwise, in other cases where Medical Director specifically authorizes the referral or as otherwise required by law.

         B.       Compensation and Billing

                  1. Provider shall be compensated for Covered Services at the lesser of usual and customary charges or the rates set forth in Exhibit A, less applicable Copayments, Deductibles and Coinsurance.

                  2. The rates set forth herein shall apply to all services rendered to Gatekeeper Program Participants including services covered under a Participant's in-network or opt out benefits.

                  3. The applicable rate includes all Medically Necessary services that Provider customarily provides to the home or outpatient and specifically excludes those services which, in accordance with community standards, are considered office-based procedures or services.

                  4. The reimbursement under this Agreement shall be for services which are Medically Necessary and otherwise covered under the Participant's Service Agreement, and the applicable reimbursement rate for such services shall be that rate applicable to the level of care


                                      -2-


which is Medically Necessary notwithstanding the level of care actually provided unless prior authorized by payor.

         C.       Limitations on Billing Participants

                  1.a.     Provider shall look solely to Payor for compensation
for Covered Services except for Copayments, Deductibles or Coinsurance. Provider agrees that whether or not there is any unresolved dispute for payment, under no circumstances will Provider directly or indirectly make any charges or claims, other than for Copayments, Deductibles or Coinsurance, against any Participants or their representatives for Covered Services and that this provision survives termination of this Agreement for services rendered prior to such termination.

                  1.b.     Except for the collection of Copayments, Deductibles
or Coinsurance, only those services that are not Covered Services may be billed directly to Participants subject to the limitations set forth in subsection 3. below. This provision is to be interpreted for the benefit of Participants and does not diminish the obligation of Payor to make payments according to the terms of this Agreement.

                  2. Provider shall not charge a Participant for a service which is not a Covered Service unless, in advance of the provision of such service, the Participant has been notified by Provider that the particular service will not be covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such service.

                  3.a.     Should Provider collect, or cause to be collected,
any payment from Participant or any representative of Participant in violation of Section II.C. Limitations on Billing Participants, then Provider shall repay the inappropriately collected amount within two (2) weeks of demand from CIGNA or Participant. Provider shall at that time also repay Participant any legal costs incurred by Participant as the result of Provider's breach of this section. If Provider fails to make the repayments, then CIGNA may (but is not obligated to) reimburse the Participant the amount inappropriately paid as well as Participant's legal costs. Provider must pay CIGNA such amount upon demand; if Provider fails to do so within thirty (30) days, then CIGNA may withhold such amount and costs from future payments otherwise due to Provider.

                  3.b.     If Provider bills or attempts to collect from
Participant or any representative of Participant a payment to which Provider is not entitled by virtue of Section II.C. Limitations on Billing Participants, then CIGNA may (but is not obligated to) forward the demanded payment amount on behalf of the Participant. Provider must then repay CIGNA such amount upon demand; if Provider fails to do so, then CIGNA may withhold such amount and costs from future payments otherwise due to Provider.

                  3.c.     Notwithstanding any Dispute Resolution provision
described in the Agreement, Provider agrees that CIGNA, CIGNA Affiliate, Payor or Participant may seek specific enforcement of the provisions of this section in any court of law or equity.


                                      -3-


                  3.d.     These remedies are in addition to, and not in lieu
of, any other legal or equitable remedies that CIGNA or Participant may have against Provider for breach of this section.


                                      -4-


                                  AMENDMENT TO
                      NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 1st day of June, 2001 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit I (individually and collectively, "CIGNA"), and Gentiva CareCentrix Inc., for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit II (individually and collectively, "Provider").

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996, and amended from time to time thereafter (collectively, the Agreement), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  1. This Amendment shall be effective commencing on June 1st, 2001.

                  2. The Agreement is amended by the addition of the following definition to Section 1 of the HMO Program Attachment:

                  "HMO Program Participant means a Participant enrolled in a nongovernmental, fully insured Standard HMO or Point of Service Product and which product is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class). This definition includes, but is not limited to, Participants covered under commercial HMO and Opens Access plans issued by CIGNA."

                  3. The Agreement is hereby further amended to include the GATEKEEPER PROGRAM ATTACHMENT (attachment included).

                  4. Both parties agree to be subject to and act in accordance with all applicable laws, rules and regulations governing their conduct under the Agreement.

                  To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Amendment shall supersede and control. All other terms and conditions of the Agreement, as previously amended, including the Program Attachments and the Exhibits at-




tached thereto, shall remain the same and in full force and effect. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.


                                      -2-


                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                          GENTIVA CARECENTRIX, INC.



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------


                                      -3-


                                  AMENDMENT TO
                      NATIONAL HOME CARE PROVIDER AGREEMENT

                  THIS AMENDMENT is entered into this 1st day of January, 2002 by and between CIGNA Health Corporation, for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit I (individually and collectively, "CIGNA"), and Olsten Network Management, Inc. d/b/a Gentiva Health Network, for and on behalf of its wholly owned subsidiaries and affiliates listed on Exhibit II (individually and collectively, "Provider").

                              W I T N E S S E T H :

                  WHEREAS, CIGNA and Provider entered into a National Home Care Provider Agreement dated January 1, 1996, and amended from time to time thereafter (collectively, the Agreement), whereby Provider provided or arranged for the provision of certain health care services to Participants;

                  WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth below;

                  NOW THEREFORE, CIGNA and Provider agree as follows:

                  5. This Amendment shall take effect commencing on January 1, 2002 and shall continue in force and effect for a period of two (2) years thereafter, or until terminated as provided herein or in accordance with the Agreement.

                  The rates shall be in effect for the first year of this Agreement. During the first year, the parties agree to meet and negotiate in good faith and due diligence to reach agreement as to new rates for the period beginning January 1, 2003 through December 31, 2003 ("Year 2"). In the event that the parties are unable to reach an agreement as to new rates for Year 2, either party may terminate this Agreement at any time after January 1, 2003 by giving notice to the other party at least ninety (90) days in advance of the termination specified in such notice. During the notice period (90 days), the rates contained in this Amendment, effective 1/1/02, shall continue in force for that period.

                  6. Exhibit A.1.A and A.1.B are to be deleted in its entirety and replaced by the new Exhibits of the same name and designation attached hereto.

                  7. Exhibit B(4) and Exhibit C(4) shall be deleted in its entirety.

                  8. Schedules IA, IB, 2A and 3A are deleted in their entirety and replaced by the new Schedules of the same name and designation attached hereto.

                  9. Exhibits B1, B2, B3 are deleted in their entirety and replaced by the new Exhibits of the same name and designation attached hereto.




                  10. Exhibits C1, C2, C3 are deleted in their entirety and replaced by the new Exhibits of the same name and designation attached hereto.

                  11. All Exhibits and Schedules attached to this Amendment are incorporated by reference as though fully set forth herein.

                  12. Capitation amounts, otherwise payable under this Agreement, shall be subject to up (+) or down (-) adjustments based upon comparisons of: (1) purchased ppk utilization levels and (2) 2002 actual ppk utilization levels for the contract term; limited to CPAP, Oxygen and Custom Wheelchair utilization. Utilization calculations shall be separate for each of the following services: CPAPS (EXHIBIT D2), OXYGEN (EXHIBIT D3) and CUSTOM WHEELCHAIRS (EXHIBIT D4). Capitation adjustments, if any, shall be summed to determine the aggregate and appropriate adjustment, as required.

                  Actual 2002 ppk shall be measured as the number of unique patients provided services per 1,000 capitated member months. For purposes of the calculations, each service is identified on a calculation sheet attached as Exhibits D2, D3, and D4 to the Amendment to the National Home Care Provider Agreement, effective 1/l/02.

                  If the actual 2002 ppk exceeds the purchased ppk then a capitation adjustment shall be determined, not to exceed the projected ppk. If the aggregate amount of appropriate adjustments related to the measured services equal or exceed the value of a whole penny, as illustrated on Exhibit D1 (summary), the capitation payments otherwise due for the following quarter shall be increased or decreased to account for the difference, as required. The adjustments (increase or decrease) will not continue beyond the time necessary to offset the increase or decrease determined by the quarterly calculations, to be limited by the purchased and projected ppk corridor.

                  Adjustments (up or down) will be made in whole penny values throughout the year, as required, with a final reconciliation due before 4/30/03 for fiscal year 2002. If the adjustments made during 2002 are larger or smaller than necessary, then the party who benefited from the earlier calculation shall repay the difference within 60 days to the other party.

                  13. CIGNA designates Provider as CIGNA's preferred provider for provision of hemophilia factor products, and agrees to limit Factor providers in 2002 to Gentiva Health Services and those commercial vendors currently under contract. CVS and Tel-Drug, CIGNA's preferred providers for injectable medications, will re-direct all cases to Provider for admission.

                  14. Both parties agree to be subject to and act in accordance with all applicable laws, rules and regulations governing their conduct under the Agreement.

                  To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Amendment shall supersede and control. All other terms and conditions of the Agreement, as previously amended, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

                  IN WITNESS WHEREOF, CIGNA and Provider have caused their duly authorized representatives to execute this Amendment as of the date first written above.

                                          CIGNA HEALTH CORPORATION



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                          OLSTEN NETWORK MANAGEMENT, INC.



                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------
                                          Date:
                                               --------------------------------

                                  EXHIBIT A.1.A

                                        *



         *Confidential Treatment Requested.






                                  EXHIBIT A.1.B

                                        *



         *Confidential Treatment Requested.






                                   SCHEDULE IA

                                        *



         *Confidential Treatment Requested.






                                   SCHEDULE IB

                                        *



         *Confidential Treatment Requested.






                                   SCHEDULE 2A

                                        *



         *Confidential Treatment Requested.






                                   SCHEDULE 3A

                                        *



         *Confidential Treatment Requested.






                                   EXHIBIT B1

                                        *



         *Confidential Treatment Requested.






                                   EXHIBIT B2

                                        *



         *Confidential Treatment Requested.






                                   EXHIBIT B3

                                        *



         *Confidential Treatment Requested.






                                   EXHIBIT C1

                                        *



         *Confidential Treatment Requested.






                                   EXHIBIT C2

                                        *



         *Confidential Treatment Requested.






                                   EXHIBIT C3

                                        *



         *Confidential Treatment Requested.









                                   EXHIBIT D1

                                        *



         *Confidential Treatment Requested.






                                   EXHIBIT D2

                                        *



         *Confidential Treatment Requested.






                                  SCHEDULE D3

                                        *



         *Confidential Treatment Requested.






                                  SCHEDULE D4

                                        *



         *Confidential Treatment Requested.




                                                                    AMENDMENT TO
                                           NATIONAL HOME CARE PROVIDER AGREEMENT


CIGNA Health Corporation ("CIGNA") and Gentiva Care Centrix, Inc., the successor in interest to Kimberly Home Health Care, Inc., hereby agree to amend their National Home Care Provider Agreement effective January 1, 1996 and amended periodically thereafter (the "Agreement") as follows:

1.       The following provision is added as Section II.B.12:

"12.    By September 1, 2002, Provider shall review the quarterly leakage reports provided by CIGNA to determine the need to contract with additional providers so as to reduce the "leakage." Gentiva shall make a good faith effort to contract with identified providers by January 1, 2003. On a prospective basis (i.e. on and after August 1, 2002), Gentiva shall review CIGNA's quarterly leakage reports and the claims for Covered Home Care Services submitted by providers that are not Provider's Subcontractors to assess the need to contract with additional providers in order to reduce the amount of "leakage" and it shall act promptly to contract with those providers identified as appropriate in order to reduce leakage. In an effort to better manage leakage and overall utilization, CIGNA will attempt to provide Gentiva, an overview of CIGNA's administration of out of network claims for Covered Home Care Services rendered to Participants. CIGNA also agrees to review the feasibility of adopting usual and customary charges for Covered Home Care Services. Gentiva commits to provide CIGNA all reasonable assistance in the development and implementation of the aforementioned process."

2.       The following provision is added as Section II.A.22:

"22.     The Parties shall meet quarterly (each April, July, October and
January) to review the utilization of Covered Home Health Services that are not reimbursed on a capitated basis under this Agreement for the purpose of identifying opportunities to reduce this utilization and the Parties shall cooperate in good faith to effect such actions as they may agree upon to accomplish this objective."

3.       The following provision is added as Section II.A.23:

"23.     Provider shall meet with those referring physicians identified by
CIGNA to educate them regarding the service provided by CareCentrix network providers."

4.       The following provision is added as Section III. P:


"P. Provider waives any right to interest required to be paid to it under any state law or regulation requiring the payment of claims within a specified period of time is being understood that CIGNA's payment obligations are governed entirely by the terms of this Agreement."

5.  The following provision is added as Section II.C.9:

"Both Parties agree to cooperate in good faith to create a mutually beneficial capitation reconciliation process for those Participants in the Providers Patient Panel that an electronic eligibility and capitation roster are not available. For those Participants in the Providers Patient Panel that an electronic eligibility and capitation roster are available, the Parties shall have ninety (90) days following payment of any capitation payment made pursuant to this Agreement in which to notify the other party of any claims for additional payments or refunds with respect to such payment and thereafter neither party may claim any additional adjustment in the capitation amount paid."

6. The Agreement shall be amended in whatever manner may additionally be required to reflect the terms of a Settlement and Release Agreement between the parties effective August 15, 2002.

This Amendment shall be effective August 15, 2002 and, in the event of a conflict between the terms of this Amendment and any other terms of the Agreement, the provisions of this amendment shall supersede any other provision in the Agreement.

WHEREFORE, the Parties have executed this Amendment by their duly authorized representatives.


CIGNA HEALTH CORPORATION

BY:  /s/                                       DATE:  8/19, 2002
   ----------------------------------



GENTIVA CARE CENTRIX, INC.

BY: /s/                                        DATE:  8/9, 2002
   ----------------------------------